Execution Version 55802528_20 CREDIT AGREEMENT1 2 dated as of May 2, 20163 among4 5 MERCURY SYSTEMS, INC.,6 as the Borrower7 8 and9 10 CERTAIN SUBSIDIARIES OF THE BORROWER,11 as Guarantors,12 13 THE LENDERS PARTY HERETO,14 15 BANK OF AMERICA, N.A.,16 as Administrative Agent and Collateral Agent17 18 19 20 21 MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,22 CITIBANK, N.A.,23 KEYBANC CAPITAL MARKETS INC. and24 SUNTRUST ROBINSON HUMPHREY, INC.,25 as Joint Lead Arrangers and Joint Book Managers,26 27 and28 29 TD BANK, N.A.,30 U.S. BANK NATIONAL ASSOCIATION and31 WELLS FARGO BANK, N.A.,32 as Co-Documentation Agents33 34 35

i 55802528_20 TABLE OF CONTENTS36 37 PAGE38 ARTICLE 1 DEFINITIONS AND ACCOUNTING TERMS ......................................................................... 139 Section 1.01. Defined Terms....................................................................................................... 140 Section 1.02. Interpretive Provisions ........................................................................................ 5541 Section 1.03. Accounting Terms and Provisions ...................................................................... 5642 Section 1.04. Rounding ............................................................................................................. 5743 Section 1.05. Times of Day....................................................................................................... 5744 Section 1.06. Letter of Credit Amounts .................................................................................... 5745 Section 1.07. Pro Forma Calculations ....................................................................................... 5746 Section 1.08. Timing of Payment and Performance.................................................................. 6147 Section 1.09. Currency Generally ............................................................................................. 6148 Section 1.10. Exchange Rates; Currency Equivalents .............................................................. 6149 Section 1.11. Additional Alternative Currencies....................................................................... 6150 Section 1.12. Cumulative Equity Credit Transactions. ............................................................. 6151 Section 1.13. References to Agreements, Laws, Etc. ............................................................. 6152 53 ARTICLE 2 COMMITMENTS AND CREDIT EXTENSIONS ................................................................... 6254 Section 2.01. Commitments ...................................................................................................... 6255 Section 2.02. Borrowings, Conversions and Continuations...................................................... 6456 Section 2.03. Additional Provisions with Respect to Letters of Credit..................................... 6557 Section 2.04. Additional Provisions with Respect to Swingline Loans .................................... 7558 Section 2.05. Repayment of Loans Term Loans ....................................................................... 7859 Section 2.06. Prepayments ........................................................................................................ 7960 Section 2.07. Termination or Reduction of Commitments ....................................................... 8261 Section 2.08. Interest ................................................................................................................. 8362 Section 2.09. Fees...................................................................................................................... 8463 Section 2.10. Computation of Interest and Fees; Retroactive Adjustments to Applicable64 Percentage ........................................................................................................... 8665 Section 2.11. Payments Generally; Administrative Agent’s Clawback.................................... 8766 Section 2.12. Sharing of Payments by Lenders......................................................................... 8967 Section 2.13. Evidence of Debt ................................................................................................. 8968 Section 2.14. [Reserved] ........................................................................................................... 9069 Section 2.15. [Reserved] ........................................................................................................... 9070 Section 2.16. Cash Collateral .................................................................................................... 9071 Section 2.17. Defaulting Lenders .............................................................................................. 9172 Section 2.18. Incremental Facilities .......................................................................................... 9373 (a) Incremental Commitments .................................................................................. 9374 Section 2.19. Amend and Extend Transactions......................................................................... 9975 Section 2.20. Refinancing Facilities........................................................................................ 10076

77 ARTICLE 3 TAXES, YIELD PROTECTION AND ILLEGALITY 104

78 Section 3.01. Taxes 104
79 Section 3.02. Illegality 110
80 Section 3.03. Inability to Determine Rates 111
81 Section 3.04. Increased Cost; Capital Adequacy 111
82 Section 3.05. Compensation for Losses 113
83 Section 3.06. Mitigation Obligations; Replacement of Lenders 114
84 Section 3.07. Survival Losses 115

85 ARTICLE 4 GUARANTY 115

86 Section 4.01. The Guaranty 115
87 Section 4.02. Obligations Unconditional 116
88 Section 4.03. Reinstatement 116
89 Section 4.04. Certain Waivers 117
90 Section 4.05. Remedies 117
91 Section 4.06. Rights of Contribution 117
92 Section 4.07. Guaranty of Payment; Continuing Guarantee 118
93 Section 4.08. Keepwell 118
94 Section 4.09. Release of Guarantors 118

95 ARTICLE 5 CONDITIONS PRECEDENT TO CREDIT EXTENSIONS 119

96 Section 5.01. Conditions to the Closing Date 119
97 Section 5.02. Conditions to all Credit Extensions after the Closing Date 122

98 ARTICLE 6 REPRESENTATIONS AND WARRANTIES 123

99 Section 6.01. Existence, Qualification and Power 123
100 Section 6.02. Authorization; No Contravention 123
101 Section 6.03. Governmental Authorization; Other Consents 123
102 Section 6.04. Binding Effect 124
103 Section 6.05. Financial Statements 124
104 Section 6.06. No Material Adverse Effect 124
105 Section 6.07. Litigation 124
106 Section 6.08. Labor Matters 124
107 Section 6.09. Ownership of Property; Liens 124
108 Section 6.10. Environmental Matters 125
109 Section 6.11. [Reserved] 125
110 Section 6.12. Taxes 125
111 Section 6.13. ERISA Compliance 125
112 Section 6.14. Subsidiaries 126
113 Section 6.15. Margin Regulations; Investment Company Act 126
114 Section 6.16. Disclosure 127
115 Section 6.17. Compliance with Laws 127
116 Section 6.18. Collateral Documents 127

ii

55802528_20

117 Section 6.19. Intellectual Property 128
118 Section 6.20. Solvency 128
119 Section 6.21. Patriot Act; Sanctioned Persons 128
120 Section 6.22. EEA Financial Institutions 129

121 ARTICLE 7 AFFIRMATIVE COVENANTS 129

122 Section 7.01. Financial Statements 129
123 Section 7.02. Certificates; Other Information 130
124 Section 7.03. Notification 132
125 Section 7.04. Payment of Taxes 132
126 Section 7.05. Preservation of Existence, Etc 132
127 Section 7.06. Maintenance of Properties 133
128 Section 7.07. Maintenance of Insurance 133
129 Section 7.08. Compliance with Laws; Environmental Laws 133
130 Section 7.09. Books and Records 134
131 Section 7.10. Inspection Rights 134
132 Section 7.11. Use of Proceeds 135
133 Section 7.12. Joinder of Subsidiaries as Guarantors 135
134 Section 7.13. Further Assurances 137
135 Section 7.14. Designation of Subsidiaries 137
136 Section 7.15. Post-Closing Obligations 137

137 ARTICLE 8 NEGATIVE COVENANTS 137

138 Section 8.01. Liens 138
139 Section 8.02. Investments 141
140 Section 8.03. Indebtedness 144
141 Section 8.04. Mergers and Dissolutions 148
142 Section 8.05. Dispositions 150
143 Section 8.06. Restricted Payments 151
144 Section 8.07. Change in Nature of Business 153
145 Section 8.08. Change in Fiscal Year 153
146 Section 8.09. Transactions with Affiliates 153
147 Section 8.10. [Reserved] 154
148 Section 8.11. Financial Covenants 154
149 Section 8.12. Prepayments etc. of Indebtedness 154
150 Section 8.13. Burdensome Agreements 155

151 ARTICLE 9 EVENTS OF DEFAULT AND REMEDIES 156

152 Section 9.01. Events of Default 156
153 Section 9.02. Remedies Upon Event of Default 158
154 Section 9.03. Application of Funds 159

155 ARTICLE 10 ADMINISTRATIVE AGENT 160

156 Section 10.01. Appointment and Authorization of Administrative Agent 160

iii

55802528_20

iv 55802528_20 Section 10.02. Rights as a Lender ............................................................................................. 161157 Section 10.03. Exculpatory Provisions...................................................................................... 161158 Section 10.04. Reliance by Administrative Agent .................................................................... 162159 Section 10.05. Delegation of Duties.......................................................................................... 162160 Section 10.06. Resignation of the Administrative Agent .......................................................... 163161 Section 10.07. Non-Reliance on Administrative Agent and Other Lenders ............................. 164162 Section 10.08. No Other Duties................................................................................................. 164163 Section 10.09. Administrative Agent May File Proofs of Claim; Credit Bidding .................... 164164 Section 10.10. Collateral and Guaranty Matters ....................................................................... 166165 Section 10.11. Swap Contracts and Treasury Management Agreements.................................. 166166 ARTICLE 11 MISCELLANEOUS...................................................................................................... 167167 Section 11.01. Amendments, Etc .............................................................................................. 167168 Section 11.02. Notices; Effectiveness; Electronic Communications ........................................ 171169 Section 11.03. No Waiver; Cumulative Remedies; Enforcement ............................................. 173170 Section 11.04. Expenses; Indemnity; Damage Waiver ............................................................. 174171 Section 11.05. Payments Set Aside ........................................................................................... 176172 Section 11.06. Successors and Assigns ..................................................................................... 176173 Section 11.07. Treatment of Certain Information; Confidentiality ........................................... 184174 Section 11.08. Right of Setoff ................................................................................................... 185175 Section 11.09. Interest Rate Limitation..................................................................................... 185176 Section 11.10. Counterparts; Integration................................................................................... 185177 Section 11.11. Survival of Representations and Warranties ..................................................... 186178 Section 11.12. Severability........................................................................................................ 186179 Section 11.13. Replacement of Lenders .................................................................................... 186180 Section 11.14. Governing Law; Jurisdiction; Etc...................................................................... 187181 Section 11.15. Waiver of Jury Trial .......................................................................................... 188182 Section 11.16. USA Patriot Act Notice..................................................................................... 189183 Section 11.17. Termination ....................................................................................................... 189184 Section 11.18. No Advisory or Fiduciary Responsibility ......................................................... 189185 Section 11.19. Electronic Execution ......................................................................................... 190186 Section 11.20. Acknowledgment and Consent to Bail-In of EEA Financial Institutions ......... 190187 188

v 55802528_20 SCHEDULES189 Schedule I Guarantors Schedule 2.01 Lenders and Commitments Schedule 2.03 Existing Letters of Credit Schedule 6.14 Subsidiaries Schedule 7.15 Post-Closing Obligations Schedule 8.01 Existing Liens Schedule 8.02 Existing Investments Schedule 8.03 Existing Indebtedness Schedule 8.09 Transactions with Affiliates Schedule 8.13 Burdensome Agreements Schedule 11.02 Notice Addresses EXHIBITS190 Exhibit 1.01-1 Form of Perfection Certificate Exhibit 1.01-2 Form of Security Agreement Exhibit 1.01-3 Form of Intercompany Note Exhibit 2.02 Form of Loan Notice Exhibit 2.13-1 Form of Revolving Credit Note Exhibit 2.13-2 Form of Swingline Note Exhibit 2.13-3 Form of Term Note Exhibit 5.01(j) Form of Solvency Certificate Exhibit 7.02(a) Form of Compliance Certificate Exhibit 7.12 Form of Joinder Agreement Exhibit 11.06(b) Form of Assignment and Assumption Exhibit 11.06(i) Dutch Auction Procedures

55802528_20 CREDIT AGREEMENT191 This CREDIT AGREEMENT (the “Credit Agreement” or the “Agreement”) is entered192 into as of May 2, 2016, among MERCURY SYSTEMS, INC., a Massachusetts corporation (the193 “Borrower”), the Guarantors identified herein, each lender from time to time party hereto194 (collectively, the “Lenders” and individually, a “Lender”) and BANK OF AMERICA, N.A., as195 Administrative Agent, Collateral Agent, Swingline Lender and L/C Issuer.196 PRELIMINARY STATEMENTS197 The Borrower intends to acquire Microsemi LLC – RF Integrated Solutions, a Delaware198 limited liability company (the “Target”);199 Pursuant to the Stock Purchase Agreement, dated as of March 23, 2016 (as amended,200 restated, supplemented or otherwise modified from time to time, the “Acquisition Agreement”)201 among the Borrower and Microsemi Corporation, the Borrower has agreed to acquire all of the202 Capital Stock of the Target (the “Microsemi Acquisition”);203 The Borrower has requested that, substantially simultaneously with the consummation of204 the Microsemi Acquisition, the Lenders extend credit to the Borrower in the form of (i) a term A205 loan facility on the Closing Date (as this and other capitalized terms used in these preliminary206 statements are defined in Section 1.01 below) in an aggregate principal amount of $200,000,000207 and (ii) a revolving credit facility with an initial aggregate principal amount of commitments of208 $100,000,000. The revolving credit facility will permit the issuance of one or more Letters of209 Credit from time to time and the making of one or more Revolving Credit Loans and/or210 Swingline Loans from time to time.211 The proceeds of the term A loan facility funded on the Closing Date, together with the212 proceeds of (i) Revolving Credit Loans made on the Closing Date, (iii) the Pre-Closing Equity213 Offering and (iv) solely at the option of the Borrower, cash on the balance sheet, in each case,214 will be used by the Borrower to (1) consummate the Refinancing, (2) finance the Microsemi215 Acquisition and (3) pay Transaction Expenses in connection with the foregoing.216 The Lenders have indicated their willingness to lend and the L/C Issuer has indicated its217 willingness to issue letters of credit, in each case, on the terms and subject to the conditions set218 forth herein.219 In consideration of these premises and the mutual covenants and agreements contained220 herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto221 covenant and agree as follows:222 ARTICLE 1223 DEFINITIONS AND ACCOUNTING TERMS224 Section 1.01. Defined Terms.225 As used in this Credit Agreement, the following terms have the meanings provided below:226

2 55802528_20 “Acquired Indebtedness” means, with respect to any specified Person,227 (a) Indebtedness of any other Person existing at the time such other Person is228 merged, consolidated or amalgamated with or into or became a Restricted Subsidiary of229 such specified Person, including Indebtedness incurred in connection with, or in230 contemplation of, such other Person merging, amalgamating or consolidating with or231 into, or becoming a Restricted Subsidiary of, such specified Person; and232 (b) Indebtedness secured by a Lien encumbering any asset acquired by such233 specified Person.234 “Acquisition” means the purchase or acquisition by any Person of (a) more than 50% of235 the Capital Stock with ordinary voting power of another Person (including as a result of the236 purchase by such Person of Capital Stock of an existing joint venture to the extent that after237 giving effect thereto, such Person owns more than 50% of such Capital Stock) or (b) all or any238 substantial portion of the property (other than Capital Stock) of, or a business unit, a line of239 business or division of, another Person, whether or not involving a merger or consolidation with240 such Person.241 “Acquisition Agreement” has the meaning provided in the preliminary statements hereto.242 “Acquisition Agreement Representations” means the representations made by or with243 respect to the Target and its Subsidiaries in the Acquisition Agreement as are material to the244 interests of the Lenders, but only to the extent that the Borrower has (or its applicable affiliate245 has) the right (taking into account any applicable cure provisions), pursuant to the Acquisition246 Agreement, to terminate its obligations under the Acquisition Agreement to consummate the247 Microsemi Acquisition (or the right not to consummate the Microsemi Acquisition pursuant to248 the Acquisition Agreement) as a result of a breach of such representations and warranties.249 “Act” has the meaning provided in Section 11.16.250 “Additional Lender” means, at any time, any Person that is not an existing Lender and251 that agrees to provide any portion of any (a) Incremental Loans or Incremental Commitments252 pursuant to an Incremental Amendment in accordance with Section 2.18 or (b) Refinancing253 Facilities pursuant to a Refinancing Amendment in accordance with Section 2.20; provided that254 such Additional Lender shall be (x) with respect to Incremental Term Loans, Incremental Term255 Commitments or Refinancing Term Loans, an Eligible Assignee with respect to Term Loans and256 (y) with respect to Incremental Revolving Commitments or Refinancing Revolving257 Commitments, an Eligible Assignee with respect to Revolving Credit Commitments.258 “Adequate Assurance” means (i) with respect to L/C Obligations, such assurance as the259 L/C Issuer may reasonably require, and (ii) with respect to Swingline Loans, such assurance as260 the Swingline Lender may reasonably require, in each case, that any Defaulting Lender will be261 capable of honoring its obligations to fund its portion of L/C Obligations and Swingline Loans,262 as appropriate, and participation interests therein, including existing and future obligations263 hereunder and under the other Credit Documents. Adequate Assurance may be in the form of264 cash collateral, posting of letters of credit or other arrangement, in each case in form, amount and265

3 55802528_20 other respects reasonable satisfactory to the L/C Issuer or the Swingline Lender, as applicable, in266 their discretion.267 “Administrative Agent” means Bank of America in its capacity as administrative agent268 under any of the Credit Documents, or any successor administrative agent.269 “Administrative Agent’s Office” means the Administrative Agent’s address and, as270 appropriate, account as set forth on Schedule 11.02 (as may be updated from time to time), or271 such other address or account as the Administrative Agent may from time to time notify the272 Borrower and the Lenders.273 “Administrative Questionnaire” means an administrative questionnaire for the Lenders274 in a form supplied by the Administrative Agent.275 “Affiliate” means, with respect to any Person, another Person that directly, or indirectly276 through one or more intermediaries, Controls or is Controlled by or is under common Control277 with the Person specified.278 “Agents” means, collectively, the Administrative Agent, the Collateral Agent and the279 Arrangers.280 “Agent-Related Distress Event” means, with respect to the Administrative Agent or any281 Person that directly or indirectly Controls the Administrative Agent (each, a “Distressed Agent-282 Related Person”), a voluntary or involuntary case with respect to such Distressed Agent-Related283 Person under any Debtor Relief Law, or a custodian, conservator, receiver or similar official is284 appointed for such Distressed Agent-Related Person or any substantial part of such Distressed285 Agent-Related Person’s assets, or such Distressed Agent-Related Person makes a general286 assignment for the benefit of creditors or is otherwise adjudicated as, or determined by any287 Governmental Authority having regulatory authority over such Distressed Agent-Related Person288 to be, insolvent or bankrupt; provided that an Agent-Related Distress Event shall not be deemed289 to have occurred solely by virtue of the ownership or acquisition of any Capital Stock in the290 Administrative Agent or any Person that directly or indirectly Controls the Administrative Agent291 by a Governmental Authority or an instrumentality thereof.292 “Aggregate Commitment Percentage” means (a) in respect of the Term Loan Facility,293 with respect to any Term Lender at any time, the percentage (carried out to the ninth decimal294 place) of the Term Loan Facility represented by (i) on or prior to the Closing Date, such Term295 Lender’s Term Commitment at such time and (ii) thereafter, the principal amount of such Term296 Lender’s Term Loans at such time, and (b) in respect of the Revolving Credit Facility, with297 respect to any Revolving Credit Lender at any time, the percentage (carried out to the ninth298 decimal place) of the Revolving Credit Facility represented by such Revolving Credit Lender’s299 Revolving Credit Commitment at such time. If the Revolving Credit Commitments have been300 terminated pursuant to Section 9.02 or have expired, then the Aggregate Commitment Percentage301 of each Revolving Credit Lender in respect of the Revolving Credit Facility shall be determined302 based on the Aggregate Commitment Percentage of such Revolving Credit Lender in respect of303 the Revolving Credit Facility most recently in effect, giving effect to any subsequent304 assignments. The initial Aggregate Commitment Percentage of each Lender, as of the Closing305

4 55802528_20 Date, in respect of each Facility is set forth opposite the name of such Lender on Schedule 2.01306 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as307 applicable.308 “Aggregate Commitments” means the Commitments of all Lenders.309 “Aggregate Revolving Credit Commitments” means the Revolving Credit310 Commitments of all Revolving Credit Lenders.311 “Aggregate Revolving Credit Committed Amount” has the meaning provided in312 Section 2.01(b).313 “Agreement” has the meaning provided in the introductory paragraph hereto.314 “Agreement Currency” has the meaning specified in Section 11.21.315 316 “Alternative Currency” means Canadian Dollars, Euros, Francs, Sterling, Rupees and317 Yen, together with each other currency (other than Dollars) that is approved in accordance with318 Section 1.11.319 “Alternative Currency Equivalent” means, at any time, with respect to any amount320 denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as321 determined by the Administrative Agent or the L/C Issuer, as the case may be, at such time on322 the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the323 purchase of such Alternative Currency with Dollars.324 “Annual Financial Statements” has the meaning specified in the definition of Historical325 Financial Statements.326 “Applicable Percentage” means in respect of the Revolving Credit Facility or the Term327 Loan Facility, the following percentages per annum, based on the Consolidated Total Net328 Leverage Ratio as set forth in the most recent Compliance Certificate received by the329 Administrative Agent pursuant to Section 7.02(a); provided that from the Closing Date until the330 receipt by the Administrative Agent of the Compliance Certificate with respect to the first full331 fiscal quarter of the Borrower following the Closing Date, Pricing Level I shall apply to the332 Revolving Credit Loans, the Term Loans, the Letter of Credit Fee and the Commitment Fee:333 Applicable Percentage for Pricing Level Consolidated Total Net Leverage Ratio Eurocurrency Rate Loans Base Rate Loans Letter of Credit Fee Commitment Fee I Less than or equal to 2.00:1.00 ................................ 2.00% 1.00% 2.00% 0.300%

5 55802528_20 Applicable Percentage for Pricing Level Consolidated Total Net Leverage Ratio Eurocurrency Rate Loans Base Rate Loans Letter of Credit Fee Commitment Fee II Greater than 2.00:1.00 but less than or equal to 2.50:1.00 ................................ 2.50% 1.50% 2.50% 0.400% III Greater than 2.50:1.00 ....................3.00% 2.00% 3.00% 0.500% 334 Any increase or decrease in the Applicable Percentage resulting from a change in the335 Consolidated Total Net Leverage Ratio shall become effective on the date a Compliance336 Certificate is delivered pursuant to Section 7.02(a); provided, however, that if (i) a Compliance337 Certificate is not delivered when due in accordance therewith, then Pricing Level III shall apply338 as of the first Business Day after the date on which such Compliance Certificate was required to339 have been delivered until the first Business Day after the date on which such Compliance340 Certificate was delivered and (ii) at the option of the Administrative Agent or the Required341 Lenders, as of the first Business Day after (x) in the case of an Event of Default under Section342 9.01(a) that has occurred and is continuing, the delivery of written notice to the Borrower or (y)343 in the case of an Event of Default under Section 9.01(f) that has occurred and is continuing, the344 date such Event of Default shall have occurred, then in either case Pricing Level III shall apply,345 and shall continue to so apply to but excluding the date on which such Event of Default is cured,346 waived or no longer continuing (and thereafter the Pricing Level otherwise determined in347 accordance with this definition shall apply).348 Notwithstanding the foregoing, (v) the Applicable Percentage in respect of any Class of349 Extended Revolving Commitments or any Extended Term Loans or Revolving Credit Loans or350 Swingline Loan made pursuant to any Extended Revolving Commitments shall be the applicable351 percentages per annum set forth in the relevant Extension Amendment, (w) the Applicable352 Percentage in respect of any Class of Incremental Commitments, and Class of Incremental Term353 Loans or any Class of Incremental Revolving Loans shall be the applicable percentages per354 annum set forth in the relevant Incremental Amendment, (x) the Applicable Percentage in respect355 of any Class of Replacement Term Loans shall be the applicable percentages per annum set forth356 in the relevant agreement, (y) the Applicable Percentage in respect of any Class of Refinancing357 Revolving Commitments, any Class of Refinancing Revolving Loans or any Class of358 Refinancing Term Loans shall be the applicable percentages per annum set forth in the relevant359 Refinancing Amendment and (z) in the case of the Term Loans and any Class of Incremental360 Term Loans, the Applicable Percentage shall be increased as, and to the extent, necessary to361 comply with the provisions of Section 2.18.362 “Applicable Time” means, with respect to any payments in any Alternative Currency,363 the local time in the place of settlement for such Alternative Currency as may be reasonably364 determined by the L/C Issuer and notified to the Borrower at the time such Letter of Credit is365 issued to be necessary for timely settlement on the relevant date in accordance with normal366 banking procedures in the place of payment.367

6 55802528_20 “Appropriate Lender” means, at any time, (a) with respect to either the Term Loan368 Facility or the Revolving Credit Facility, a Lender that has a Commitment with respect to such369 Facility or holds a Term Loan or a Revolving Credit Loan, respectively, at such time, (b) with370 respect to the L/C Sublimit, (i) the L/C Issuer and (ii) if any Letters of Credit have been issued371 pursuant to Section 2.03(a)., the Revolving Credit Lenders and (c) with respect to the Swingline372 Sublimit, (i) the Swingline Lender and (ii) if any Swingline Loans are outstanding pursuant to373 Section 2.04(a), the Revolving Credit Lenders.374 “Approved Bank” means (a) any Lender, (b) any domestic commercial bank of375 recognized standing having combined capital and surplus in excess of $250,000,000 or any376 foreign bank of recognized standing having capital and surplus in excess of $100,000,000 (or the377 Dollar Equivalent as of the date of determination) or (c) any bank whose short-term commercial378 paper rating from S&P is at least A-2 or the equivalent thereof or from Moody’s is at least P-2 or379 the equivalent thereof.380 “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b)381 an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a382 Lender.383 “Arrangers” means MLPF&S (or any other registered broker-dealer wholly-owned by384 Bank of America Corporation to which all or substantially all of Bank of America Corporation’s385 or any of its subsidiaries’ investment banking, commercial lending services or related businesses386 may be transferred following the date of this Agreement), Citibank, N.A., KeyBanc Capital387 Markets Inc. and SunTrust Robinson Humphrey, Inc., in their respective capacities as joint lead388 arrangers and joint book managers.389 “Assignees” has the meaning set forth in Section 11.06(b).390 “Assignee Group” means two or more Eligible Assignees that are Affiliates of one391 another or two or more Approved Funds managed by the same investment advisor.392 “Assignment and Assumption” means an assignment and assumption entered into by a393 Lender and an Eligible Assignee (with the consent of any party whose consent is required by394 Section 11.06 and accepted by the Administrative Agent), in substantially the form of Exhibit395 11.06(b) or any other form approved by the Administrative Agent.396 “Attributable Indebtedness” means, subject to the second sentence of Section 1.03(a),397 on any date, in respect of any Capitalized Lease of any Person, the capitalized amount thereof398 that would appear on a balance sheet of such Person prepared as of such date in accordance with399 GAAP.400 “Auction” has the meaning provided in Section 11.06(i).401 “Auction Manager” means the Administrative Agent.402 “Auction Procedures” means the Dutch Auction Procedures set forth on Exhibit 11.06(i).403

7 55802528_20 “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the404 applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.405 “Bail-In Legislation” means, with respect to any EEA Member Country implementing406 Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the407 European Union, the implementing law for such EEA Member Country from time to time which408 is described in the EU Bail-In Legislation Schedule.409 “Bank of America” means Bank of America, N.A., together with its successors.410 “Base Rate” means for any day a fluctuating rate per annum equal to the highest of411 (a) the Federal Funds Rate plus one-half of one percent (0.5%), (b) the Prime Rate and (c) except412 during a Eurocurrency Unavailability Period, the Eurocurrency Rate plus one percent (1.00%)413 and if the Base Rate shall be less than 0%, such rate shall be deemed to be 0% for purposes of414 this Agreement.415 “Base Rate Loan” means a Revolving Credit Loan or a Term Loan that bears interest416 based on the Base Rate.417 “Borrower” has the meaning provided in the introductory paragraph hereto.418 “Borrower Notice” has the meaning provided in the definition of Real Estate Collateral419 Requirements.420 “Borrowing” means a Revolving Credit Borrowing, a Swingline Borrowing or a Term421 Borrowing, as the context may require.422 “Business Day” means any day other than a Saturday, Sunday or other day on which423 commercial banks are authorized to close under the Laws of, or are in fact closed in, the State424 where the Administrative Agent’s office is located, and, if such day relates to any interest rate425 settings as to a Eurocurrency Rate Loan, any fundings, disbursements, settlements and payments426 in respect of any such Eurocurrency Rate Loan, or any other dealings to be carried out pursuant427 to this Credit Agreement in respect of any such Eurocurrency Rate Loan, means any such day on428 which dealings in deposits in Dollars are conducted by and between banks in the London429 interbank eurodollar market.430 “Canadian Dollars” means the lawful currency of Canada.431 “Capital Stock” means (a) in the case of a corporation, capital stock, (b) in the case of an432 association or business entity, any and all shares, interests, participations, rights or other433 equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership434 interests (whether general or limited), (d) in the case of a limited liability company, membership435 interests and (e) any other interest or participation that confers on a Person the right to receive a436 share of the profits and losses of, or distributions of assets of, the issuing Person.437 “Capitalized Leases” means, subject to the second sentence of the first paragraph of438 Section 1.03, all leases that have been or should be, in accordance with GAAP, recorded as439 capitalized leases.440

8 55802528_20 “Capitalized Software Expenditures” means, for any period, the aggregate of all441 expenditures (whether paid in cash or accrued as liabilities) by the Borrower and the Restricted442 Subsidiaries during such period in respect of purchased software or internally developed443 software and software enhancements that, in conformity with GAAP, are or are required to be444 reflected as capitalized costs on the consolidated balance sheet of the Borrower and the445 Restricted Subsidiaries.446 “Cash Collateral” has the meaning provided in the definition of Cash Collateralize.447 “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative448 Agent, for the benefit of the Administrative Agent, the L/C Issuer or the Swingline Lender (as449 applicable) and the Revolving Credit Lenders, as collateral for L/C Obligations, Obligations in450 respect of Swingline Loans, or obligations of Revolving Credit Lenders to fund participations in451 respect of either thereof (as the context may require), cash or deposit account balances or, if the452 L/C Issuer or the Swingline Lender benefitting from such collateral shall agree in its sole453 discretion, other credit support (“Cash Collateral”), in each case pursuant to documentation in454 form and substance reasonable satisfactory to (a) the Administrative Agent and (b) the L/C Issuer455 or the Swingline Lender (as applicable). Derivatives of such term have corresponding meanings.456 “Cash Equivalents” means to the extent owned by the Borrower or any Restricted457 Subsidiary: (a) securities issued or directly and fully guaranteed or insured by the United States458 or any agency or instrumentality thereof (provided that the full faith and credit of the United459 States is pledged in support thereof) having maturities of not more than twenty four (24) months460 from the date of acquisition, (b) time deposits or eurodollar time deposits with, insured461 certificates of deposit, bankers’ acceptances or overnight bank deposits of, or letters of credit462 issued by, any Approved Bank, in each case with maturities of not more than twenty four (24)463 months from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued464 by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by,465 or guaranteed by, any domestic corporation rated A-2 (or the equivalent thereof) or better by466 S&P or P-2 (or the equivalent thereof) or better by Moody’s, and maturing within twelve months467 of the date of acquisition, (d) repurchase agreements entered into by any Person with a bank or468 trust company (including any of the Lenders) or recognized securities dealer having capital and469 surplus in excess of $250,000,000 for direct obligations issued by or fully guaranteed by the470 United States in which such Person shall have a perfected first priority security interest (subject471 to no other Liens) and having, on the date of purchase thereof, a fair market value of at least one472 hundred percent (100%) of the amount of the repurchase obligations, (e) Investments (classified473 in accordance with GAAP as current assets) in money market investment programs registered474 under the Investment Company Act of 1940 that are administered by reputable financial475 institutions having capital of at least $250,000,000 and the portfolios of which are limited to476 Investments of the character described in the foregoing subclauses hereof, (f) securities with477 average maturities of twenty four (24) months or less from the date of acquisition issued or fully478 guaranteed (1) by any state, commonwealth or territory of the United States, by any political479 subdivision or taxing authority of any such state, commonwealth or territory or by (2) any480 foreign government, in each case, having an investment grade rating from either S&P or481 Moody’s (or the equivalent thereof), (g) Investments (other than in structured investment482 vehicles and structured financing transactions) with average maturities of twelve (12) months or483 less from the date of acquisition in money market funds rated AAA- (or the equivalent thereof)484

9 55802528_20 or better by S&P or Aaa3 (or the equivalent thereof) or better by Moody’s, (h) other short-term485 investments utilized by Foreign Subsidiaries in accordance with normal investment practices for486 cash management in investments of a type analogous to the foregoing and local currencies held487 by them from time to time in the ordinary course of business and not for speculation, (i)488 securities with maturities of twelve (12) months or less from the date of acquisition backed by489 standby letters of credit issued by an Approved Bank and (j) investment funds investing at least490 90% of their assets in securities of the types described in clauses (a) through (i) above.491 “CFC” means a “controlled foreign corporation” within the meaning of Section 957 of492 the Code.493 “CFC Holdco” means any Domestic Subsidiary that has no material assets other than494 Capital Stock (or Capital Stock and indebtedness) of one or more Foreign Subsidiaries that are495 CFCs or any other Domestic Subsidiary that itself is a CFC Holdco.496 “Change in Law” means the occurrence, after the Closing Date, of any of the following:497 (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law,498 rule, regulation or treaty or in the administration, interpretation, implementation or application499 thereof by any Governmental Authority or (c) the making or issuance of any request, rule,500 guideline or directive (whether or not having the force of law) by any Governmental Authority;501 provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street502 Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder503 or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated504 by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any505 successor or similar authority) or the United States or foreign regulatory authorities, in each case506 pursuant to Basel III, shall in each case be deemed to be a “Change in Law,” regardless of the507 date enacted, adopted or issued; provided that a Lender shall be entitled to compensation with508 respect to any such adoption taking effect, making or issuance becoming effective after the date509 of this Agreement only if it is the applicable Lender’s general policy or practice to demand510 compensation in similar circumstances under comparable provisions of other financing511 agreements.512 “Change of Control” means the occurrence of any of the following:513 (a) any person or persons constituting a “group” (as such term is used in514 Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, but515 excluding any employee benefit plan of such person and its subsidiaries, and any person516 or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any517 such plan), becomes the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5518 under such Act), directly or indirectly, of equity interests representing more than thirty-519 five (35%) of the aggregate ordinary voting power represented by the issued and520 outstanding equity interests of the Borrower;521 (b) the first day on which a majority of the members of the Board of Directors522 of the Borrower are not Continuing Directors; or523

10 55802528_20 (c) a “change of control” (or similar event) shall occur in any document524 pertaining to the Incremental Equivalent Debt, Refinancing Equivalent Debt, Ratio Debt525 or any refinancing thereof; provided that such debt is in an aggregate outstanding526 principal amount in excess of $15,000,000.527 “Class” means (i) with respect to Commitments or Loans, those of such Commitments or528 Loans that have the same terms and conditions (without regard to differences in the Type of529 Loan, Interest Period, upfront fees, OID or similar fees paid or payable in connection with such530 Commitments or Loans, or differences in tax treatment (e.g., “fungibility”)); provided that such531 Commitments or Loans may be designated in writing by the Borrower and Lenders holding such532 Commitments or Loans as a separate Class from other Commitments or Loans that have the533 same terms and conditions and (ii) with respect to Lenders, those of such Lenders that have534 Commitments or Loans of a particular Class.535 “Closing Date” means May 2, 2016.536 “Collateral” means the collateral identified in, and at any time covered by, the Collateral537 Documents.538 “Collateral Agent” means Bank of America, in its capacity as collateral agent under any539 of the Credit Documents, or any successor collateral agent.540 “Collateral and Guarantee Requirement” means, at any time, the requirement that:541 (a) the Administrative Agent shall have received each Collateral Document542 required to be delivered (i) on the Closing Date, pursuant to Section 5.01(a) and (ii) at543 such time as may be designated therein, pursuant to the Collateral Documents,544 Section 7.12, 7.13 or 7.15, subject, in each case, to the limitations and exceptions of this545 Credit Agreement and the Collateral Documents, duly executed by each Credit Party546 thereto;547 (b) all Obligations (other than, with respect to any Guarantor, any Excluded548 Swap Obligations of such Guarantor) shall have been unconditionally guaranteed by each549 Restricted Subsidiary of the Borrower that is a wholly owned Material Domestic550 Subsidiary (other than any Excluded Subsidiary) including those that are listed on551 Schedule I hereto (each, a “Guarantor”);552 (c) the Obligations and the Guaranty shall have been secured by a first-553 priority security interest (subject to Permitted Liens) in (i) all Capital Stock of each554 Restricted Subsidiary that is a Domestic Subsidiary (other than a Domestic Subsidiary555 described in the following clause (ii)(A)) that is directly owned by the Borrower or any556 Guarantor and (iii) 65% of the issued and outstanding Capital Stock directly owned by557 the Borrower or any Guarantor of (A) each Restricted Subsidiary that is a CFC Holdco558 and (B) each Restricted Subsidiary that is a Foreign Subsidiary;559 (d) except to the extent otherwise provided hereunder, or under any Collateral560 Document, the Obligations and the Guaranty shall, subject to Permitted Liens, have been561 secured by a perfected first-priority security interest (to the extent such security interest562

11 55802528_20 may be perfected by delivering certificated securities or instruments, filing financing563 statements under the Uniform Commercial Code or making any necessary filings with the564 United States Patent and Trademark Office or United States Copyright Office or to the565 extent required in the Security Agreement or this Agreement) in substantially all tangible566 and intangible assets of the Borrower and each Guarantor (including accounts receivable,567 inventory, equipment, investment property, contract rights, applications and registrations568 of intellectual property filed in the United States, other general intangibles, Specified569 Real Property, intercompany notes and proceeds of the foregoing), in each case, with the570 priority required by the Collateral Documents, and in each case subject to exceptions and571 limitations otherwise set forth in this Credit Agreement and the Collateral Documents;572 and573 (e) the Real Estate Collateral Requirements shall have been satisfied;574 provided, however, that the foregoing definition shall not require and the Credit Documents shall575 not contain any requirements as to the creation or perfection of pledges of, security interests in,576 Mortgages on, or the obtaining of title insurance, surveys, abstracts or appraisals or taking other577 actions with respect to any Excluded Property.578 The Administrative Agent may grant extensions of time for the perfection of security579 interests in, or the delivery of the Mortgages and the obtaining of title insurance and surveys with580 respect to, particular assets and the delivery of assets (including extensions beyond the Closing581 Date for the perfection of security interests in the assets of the Credit Parties on such date) where582 it reasonably determines, in consultation with the Borrower, that perfection cannot be583 accomplished without undue effort or expense by the time or times at which it would otherwise584 be required by this Credit Agreement or the Collateral Documents. Notwithstanding any585 provision of any Credit Document to the contrary, if a mortgage tax or any similar tax or charge586 would otherwise be owed on the entire amount of the Obligations evidenced hereby, then the587 amount secured by the applicable Mortgage shall be limited to 100% of the fair market value of588 the Mortgaged Property at the time the Mortgage is entered into if such limitation results in such589 mortgage tax or similar tax or charge being calculated based upon such fair market value.590 No actions in any non-U.S. jurisdiction or required by the Laws of any non-U.S.591 jurisdiction shall be required in order to create any security interests in assets located or titled592 outside of the U.S. or to perfect such security interests, including any intellectual property593 registered in any non-U.S. jurisdiction (it being understood that there shall be no security594 agreements or pledge agreements governed under the Laws of any non-U.S. jurisdiction). No595 actions shall be required with respect to Collateral requiring perfection through control596 agreements or perfection by “control” (as defined in the UCC) (including deposit accounts or597 other bank accounts or securities accounts) or possession, other than in respect of (i) certificated598 Capital Stock of wholly owned Restricted Subsidiaries directly owned by the Borrower or by any599 Guarantor otherwise required to be pledged pursuant to the provisions of clause (c) of this600 definition of “Collateral and Guarantee Requirement” and not otherwise constituting Excluded601 Property and (ii) Pledged Debt (as defined in the Security Agreement) to the extent required to602 be delivered to the Administrative Agent pursuant to the terms of the Security Agreement.603

12 55802528_20 “Collateral Documents” means the Security Agreement, the Intellectual Property604 Security Agreements, the Mortgages and any other documents executed and delivered by the605 Credit Parties in order to grant to the Collateral Agent a security interest in the Collateral as606 security for the Obligations.607 “Commitment” means a Term Commitment or a Revolving Credit Commitment, as the608 context may require.609 “Commitment Fee” has the meaning set forth in Section 2.09(a)(i).610 “Commitment Period” means, in respect of the Revolving Credit Facility, the period611 from and including the Closing Date to the earlier of (a)(i) in the case of Revolving Credit Loans612 and Swingline Loans, the Revolving Termination Date or (ii) in the case of the Letters of Credit,613 the L/C Expiration Date, or (b) the date on which the Revolving Credit Commitments shall have614 been terminated as provided herein.615 “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.),616 as amended from time to time, and any successor statute.617 “Compliance Certificate” means a certificate substantially in the form of Exhibit 7.02(a).618 “Connection Income Taxes” means Taxes as described in clause (a)(ii) of “Excluded619 Taxes” that are imposed on or measured by net income (however denominated) or that are620 franchise Taxes or branch profits Taxes.621 “Consolidated Cash Interest Coverage Ratio” means, with respect to any Test Period,622 the ratio of (a) Consolidated EBITDA for such Test Period to (b) Consolidated Interest Expense623 for such Test Period.624 “Consolidated EBITDA” means, for any period, the Consolidated Net Income for such625 period, plus (a) without duplication, and except with respect to clauses (vii) and (ix) below, to626 the extent deducted (and not added back or excluded) in arriving at such Consolidated Net627 Income, the sum of the following amounts for such period with respect to the Borrower and its628 Restricted Subsidiaries:629 (i) total interest expense determined in accordance with GAAP and, to the630 extent not reflected in such total interest expense, any expense or loss on hedging631 obligations or other derivative instruments entered into for the purpose of hedging632 interest rate risk and not for speculative purposes, net of interest income and gains on633 such hedging obligations, and costs of surety bonds in connection with financing634 activities (whether amortized or immediately expensed),635 (ii) provision for taxes based on income, profits or capital gains of the636 Borrower and the Restricted Subsidiaries, including federal, state, local, franchise and637 similar taxes and foreign withholding taxes paid or accrued during such period including638 penalties and interest related to such taxes or arising from any tax examinations and the639 net tax expense associated with any adjustments made pursuant to the definition of640 “Consolidated Net Income,”641

13 55802528_20 (iii) depreciation and amortization (including amortization of intangible assets,642 deferred financing fees and Capitalized Software Expenditures) for such period,643 (iv) [reserved],644 (v) (A) restructuring charges or reserves, severance, relocation costs or645 expenses, integration costs, transition costs, pre-opening, opening, closing and646 consolidation costs for facilities and one-time compensation charges (including signing,647 retention and completion bonuses), other costs relating to the closure of facilities or648 impairment of facilities, costs incurred in connection with acquisitions, other business649 optimization expenses (including costs and expenses relating to business optimization650 programs and new systems design, retention charges, systems establishment costs651 (including information technology systems) and implementation costs), production line652 start-up costs, severance and other restructuring charges representing cash items653 (including restructuring costs related to acquisitions and to closure of facilities, and654 excess pension charges) and (B) earn-out and contingent consideration obligations655 (including to the extent accounted for as bonuses, compensation or otherwise) and656 adjustments thereof and purchase price adjustments, in each case in connection with657 acquisitions, and (C) Transaction Expenses.658 (vi) the amount of any expense or reduction of Consolidated Net Income659 consisting of Restricted Subsidiary income attributable to minority interests or non-660 controlling interests of third parties in any non-wholly owned Restricted Subsidiary,661 (vii) (A) cost savings, operating expense reductions and synergies related to the662 Transactions that are reasonably identifiable and factually supportable and projected by663 the Borrower in good faith to result from actions that have been taken or with respect to664 which substantial steps have been taken or are expected to be taken (in the good faith665 determination of the Borrower) within 12 months after the Closing Date (calculated on a666 pro forma basis as though such cost savings, operating expense reductions and synergies667 had been realized on the first day of such period and as if such cost savings, operating668 expense reductions and synergies were realized during the entirety of such period), net of669 the amount of actual benefits realized during such period from such actions; and (B) cost670 savings, operating expense reductions and synergies related to mergers and other business671 combinations, acquisitions, divestitures, restructurings, cost savings initiatives and other672 similar initiatives and actions that are reasonably identifiable and factually supportable673 and projected by the Borrower in good faith to result from actions that have been taken or674 with respect to which substantial steps have been taken or are expected to be taken (in the675 good faith determination of the Borrower) within 12 months after a merger or other676 business combination, acquisition or divestiture is consummated or any other677 restructuring, cost savings initiative or other initiative or action (calculated on a pro678 forma basis as though such cost savings, operating expense reductions and synergies had679 been realized on the first day of such period and as if such cost savings, operating680 expense reductions and synergies were realized during the entirety of such period), net of681 the amount of actual benefits realized during such period from such actions; provided that682 no cost savings, operating expense reductions and synergies shall be added back pursuant683 to this clause (vii) to the extent duplicative of any expenses or charges otherwise added684

14 55802528_20 back to Consolidated EBITDA, whether through a pro forma adjustment or otherwise, for685 such period; provided, further, that the amount of adjustments made pursuant to clause686 (B) above for any Test Period, when added to the aggregate amount of add backs made687 pursuant to Section 1.07(c), shall not exceed 15% of Consolidated EBITDA (prior to688 giving effect to such clause (B) or Section 1.07(c) but, for the avoidance of doubt, after689 giving effect to other pro forma adjustments) for such Test Period,690 (viii) any net loss from disposed, abandoned or discontinued operations691 (excluding held-for-sale discontinued operations until actually disposed of),692 (ix) cash receipts (or any netting arrangements resulting in reduced cash693 expenditures) not representing Consolidated EBITDA or Consolidated Net Income in any694 period to the extent non-cash gains relating to such income or netting arrangement were695 deducted in the calculation of Consolidated EBITDA pursuant to paragraph (b) below for696 any previous period and not added back,697 (x) non-cash expenses, charges and losses (including reserves, impairment698 charges or asset write-offs, write-offs of deferred financing fees, losses from investments699 recorded using the equity method, stock-based awards compensation expense), in each700 case other than (A) any non-cash charge representing amortization of a prepaid cash item701 that was paid and not expensed in a prior period and (B) any non-cash charge relating to702 write-offs, write-downs or reserves with respect to accounts receivable in the normal703 course or inventory; provided that if any non-cash charges referred to in this clause (x)704 represents an accrual or reserve for potential cash items in any future period, (1) the705 Borrower may elect not to add back such non-cash charge in the current period and (2) to706 the extent the Borrower elects to add back such non-cash charge, the cash payment in707 respect thereof in such future period shall be subtracted from Consolidated EBITDA in708 such future period to such extent paid,709 (xi) any fees and expenses incurred during such period (including any710 premiums, make-whole or penalty payments), or any amortization thereof for such711 period, in connection with any acquisition, investment, asset disposition, issuance or712 repayment of debt, issuance of equity securities, refinancing transaction or amendment or713 other modification of any debt instrument (in each case, including any such transaction714 consummated on or prior to the Closing Date and any such transaction undertaken but not715 completed) and any charges or non-recurring merger costs incurred during such period as716 a result of any such transaction, in each case whether or not successful (including, for the717 avoidance of doubt the effects of expensing all transaction related expenses in accordance718 with FASB ASC 805 and gains or losses associated with FASB ASC 460),719 (xii) any non-cash compensation charge or expense, including any such charge720 or expense arising from the grants of stock appreciation or similar rights, stock options,721 restricted stock or other rights or equity incentive programs or any other equity-based722 compensation,723 (xiii) any expenses, charges or losses that are covered by indemnification or724 other reimbursement provisions in connection with any Investment, Acquisition or any725

15 55802528_20 sale, conveyance, transfer or other disposition of assets permitted under this Credit726 Agreement, to the extent actually reimbursed, or, so long as the Borrower has made a727 determination that a reasonable basis exists for indemnification or reimbursement and728 only to the extent that such amount is in fact indemnified or reimbursed within 365 days729 of such determination (with a deduction in the applicable future period for any amount so730 added back to the extent not so indemnified or reimbursed within such 365 day period),731 (xiv) to the extent covered by insurance and actually reimbursed, or, so long as732 the Borrower has made a determination that there exists reasonable evidence that such733 amount will in fact be reimbursed by the insurer and only to the extent that such amount734 is in fact reimbursed within 365 days of the date of such determination (with a deduction735 in the applicable future period for any amount so added back to the extent not so736 reimbursed within such 365 days), expenses, charges or losses with respect to liability or737 casualty events or business interruption,738 minus (b) without duplication and to the extent included in arriving at such Consolidated Net739 Income, (i) non-cash gains (excluding any non-cash gain to the extent it represents the reversal of740 an accrual or reserve for a potential cash item that reduced Consolidated EBITDA in any prior741 period), (ii) any net income from disposed, abandoned or discontinued operations (excluding742 held-for-sale discontinued operations until actually disposed of) and (iii) the amount of any743 minority interest income consisting of Restricted Subsidiary losses attributable to minority744 interests or non-controlling interests of third parties in any non-wholly owned Restricted745 Subsidiary; provided that, for the avoidance of doubt, any gain representing the reversal of any746 non-cash charge referred to in clause (a)(x)(B) above for a prior period shall be added (together747 with, without duplication, any amounts received in respect thereof to the extent not increasing748 Consolidated Net Income) to Consolidated EBITDA in any subsequent period to such extent so749 reversed (or received);750 provided, further, that:751 (A) to the extent included in Consolidated Net Income, there shall be excluded752 in determining Consolidated EBITDA (x) currency translation or transaction gains and753 losses related to currency remeasurements of Indebtedness (including the net loss or gain754 (i) resulting from Swap Contracts for currency exchange risk and (ii) resulting from755 intercompany indebtedness) and (y) all other foreign currency translation or transaction756 gains or losses to the extent such gains or losses are non-cash items,757 (B) to the extent included in Consolidated Net Income, there shall be excluded758 in determining Consolidated EBITDA for any period any adjustments resulting from the759 application of FASB ASC 815 and International Accounting Standard No. 39 and their760 respective related pronouncements and interpretations,761 (C) to the extent included in Consolidated Net Income, there shall be excluded762 in determining Consolidated EBITDA for any period any income (loss or expenses) for763 such period attributable to the early extinguishment of (i) Indebtedness, (ii) obligations764 under any Swap Contracts or (iii) other derivative instruments.765

16 55802528_20 Notwithstanding anything to the contrary contained herein, for purposes of determining766 Consolidated EBITDA under this Credit Agreement (A) for any period that includes the fiscal767 quarter ended June 30, 2016, Consolidated EBITDA shall be calculated assuming that the768 portion of Consolidated EBITDA attributable to the Target and its Subsidiaries for the fiscal769 month of April is $3,061,000, and (B) for any period that includes any of the fiscal quarters770 ended June 30, 2015, September 30, 2015, December 31, 2015 and March 31, 2016,771 Consolidated EBITDA for such fiscal quarters shall be $22,031,000, $20,580,000, $21,764,000772 and $23,054,000, respectively, as may be subject in the case of the stipulated numbers set forth773 in clauses (A) and (B) to addbacks and adjustments (without duplication) pursuant to clauses774 (a)(v)(A) and (a)(vii) above and, with respect to adjustments pursuant to Section 1.07 for775 transactions occurring after the Closing Date, Section 1.07 for the applicable Test Period. For776 the avoidance of doubt, Consolidated EBITDA shall be calculated, including pro forma777 adjustments, in accordance with Section 1.07.778 “Consolidated Interest Expense” means, for any period, the cash interest expense779 (including that attributable to Capitalized Leases), net of cash interest income, of the Borrower780 and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP,781 with respect to all outstanding Indebtedness of the Borrower and its Restricted Subsidiaries,782 including all commissions, discounts and other fees and charges owed with respect to letters of783 credit and bankers’ acceptance financing and net cash costs under Swap Contracts; provided that784 there shall be excluded from Consolidated Interest Expense for any period:785 (a) deferred financing costs, debt issuance costs, commissions, fees (including786 amendment and contract fees) and expenses and, in each case, the amortization thereof,787 and any other amounts of non-cash interest,788 (b) the accretion or accrual of discounted liabilities and any prepayment789 premium or penalty during such period,790 (c) non-cash interest expense attributable to the movement of the mark-to-791 market valuation of obligations under Swap Contracts or other derivative instruments792 pursuant to FASB ASC 815.793 (d) any cash costs associated with early termination in respect of hedging794 agreements for interest rates,795 (e) Transaction Expenses,796 (f) annual agency fees paid to the Administrative Agent,797 (g) costs associated with obtaining Swap Contracts,798 (h) any expense resulting from the discounting of any Indebtedness in799 connection with the application of recapitalization accounting or, if applicable,800 acquisition accounting in connection with the Transactions or any acquisition, and801 (i) the cash interest expense (or income) of all Unrestricted Subsidiaries for802 such period to the extent otherwise included in Consolidated Interest Expense.803

17 55802528_20 Notwithstanding anything to the contrary contained herein, for purposes of determining804 Consolidated Interest Expense (i) for any period ending prior to the first anniversary of the805 Closing Date, Consolidated Interest Expense shall be an amount equal to actual Consolidated806 Interest Expense from the Closing Date through the date of determination multiplied by a807 fraction the numerator of which is 365 and the denominator of which is the number of days from808 the Closing Date through the date of determination and (ii) shall exclude the acquisition809 accounting effects described in the last sentence of the definition of Consolidated Net Income.810 “Consolidated Net Income” means, for any period, net income (or loss) of the Borrower811 and the Restricted Subsidiaries for such period determined on a consolidated basis in accordance812 with GAAP, but excluding813 (i) any after-tax effect of extraordinary, non-recurring or unusual items814 (including gains or losses and all fees and expenses relating thereto) for such period,815 (ii) the cumulative effect of a change in accounting principles during such816 period to the extent included in Consolidated Net Income,817 (iii) any net after-tax effect of gains or losses (less all fees, expenses and818 charges relating thereto) on discontinued operations or asset dispositions, abandonments819 or the sale or other disposition of Capital Stock of any Person, in each case other than in820 the ordinary course of business (as determined in good faith by the Borrower),821 (iv) the net income (loss) for such period of any Person that is not a Subsidiary822 of the Borrower, or is an Unrestricted Subsidiary, or that is accounted for by the equity823 method of accounting; provided that Consolidated Net Income of the Borrower shall be824 increased by the amount of dividends or distributions or other payments that are actually825 paid in cash or Cash Equivalents (or to the extent subsequently converted into cash or826 Cash Equivalents) to the Borrower or a Restricted Subsidiary thereof in respect of such827 period,828 (v) any impairment charge or asset write-off or write-down, including829 impairment charges or asset write-offs or write-downs related to intangible assets, long-830 lived assets, investments in debt and equity securities or as a result of a Change in Law,831 in each case, pursuant to GAAP, and the amortization of intangibles arising pursuant to832 GAAP, and833 (vi) the income (or loss) of any Person accrued prior to the date it becomes a834 Restricted Subsidiary of Borrower or is merged into or consolidated with Borrower or835 any of its Subsidiaries or that Person’s assets are acquired by Borrower or any of its836 Restricted Subsidiaries shall be excluded (except to the extent required for any837 calculation of Consolidated EBITDA on a Pro Forma Basis in accordance with838 Section 1.07).839 There shall be excluded from Consolidated Net Income for any period the acquisition840 accounting effects of adjustments in component amounts required or permitted by GAAP841 pursuant to FASB ASC 805 (including in the inventory, property and equipment, fair value of842 leased property, software, goodwill, intangible assets, in-process research and development,843

18 55802528_20 deferred revenue, deferred rent, contingent considerations and debt line items thereof) and844 related authoritative pronouncements (including the effects of such adjustments pushed down to845 the Borrower and the Restricted Subsidiaries), as a result of the Transactions, any acquisition846 constituting an Investment permitted under this Agreement consummated prior to or after the847 Closing Date, or the amortization or write-off of any amounts thereof.848 “Consolidated Total Net Debt” means, as of any date of determination, (a) the849 aggregate principal amount of Indebtedness of the Borrower and its Restricted Subsidiaries850 outstanding on such date, in an amount that would be reflected on a balance sheet prepared as of851 such date on a consolidated basis in accordance with GAAP (but excluding the effects of any852 discounting of Indebtedness resulting from the application of acquisition accounting in853 connection with the Transactions or any acquisition constituting an Investment permitted under854 this Agreement) consisting of Indebtedness for borrowed money, Attributable Indebtedness, and855 debt obligations evidenced by promissory notes or similar instruments (including purchase856 money debt) and all guarantees of Indebtedness of such type that is owed by a Person that is not857 the Borrower or a Restricted Subsidiary, minus (b) the aggregate amount not to exceed for858 purposes of this clause (b) $62,500,000 of cash and Cash Equivalents (other than Restricted859 Cash), in each case, included on the consolidated balance sheet of the Borrower and the860 Restricted Subsidiaries as of such date, free and clear of all Liens (other than Liens permitted by861 clauses (a), (b), (c), (e), (f), (j), (l), (m), (p), (t) and (w) of Section 8.01 (to the extent, with862 respect to such clauses (m), (t) and (w) of Section 8.01, such Liens are not first priority Liens or863 the obligations secured by such Lien are subordinated to the Obligations); provided that (A)864 Consolidated Total Net Debt shall not include Indebtedness in respect of (i) letters of credit,865 except to the extent of unreimbursed amounts thereunder and (which unreimbursed amount866 under commercial letters of credit shall not be counted as Consolidated Total Net Debt until867 three Business Days after such amount is drawn) and (ii) Unrestricted Subsidiaries and (B) for868 the avoidance of doubt, it is understood and agreed that obligations under Swap Contracts do not869 constitute Consolidated Total Net Debt.870 “Consolidated Total Net Leverage Ratio” means, with respect to any Test Period, the871 ratio of (a) Consolidated Total Net Debt as of the last day of such Test Period to (b) Consolidated872 EBITDA for such Test Period.873 “Continuing Directors” means, as of any date of determination, any director or manager874 (or their equivalent) of the Borrower:875 (a) who was a director or manager (or their equivalent) on the Closing Date;876 or877 (b) whose nomination for election to the board of directors or managers (or878 their equivalent) of the Borrower is recommended by, or is otherwise elected to the board879 of directors or managers (or their equivalent) with the approval of, a majority of the then880 Continuing Directors at the time of such nomination or election.881 “Contractual Obligation” means, as to any Person, any provision of any security issued882 by such Person or of any agreement, instrument or other undertaking to which such Person is a883 party or by which it or any of its property is bound.884

19 55802528_20 “Control” means the possession, directly or indirectly, of the power to direct or cause the885 direction of the management or policies of a Person, whether through the ability to exercise886 voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings887 correlative thereto. Without limiting the generality of the foregoing, a Person shall be deemed to888 be Controlled by another Person if such other Person possesses, directly or indirectly, power to889 vote 10% or more of the securities having ordinary voting power for the election of directors,890 managing general partners or the equivalent.891 “Credit Agreement” has the meaning provided in the introductory paragraph hereto.892 “Credit Documents” means this Credit Agreement, the Notes, the Issuer Documents, the893 Collateral Documents, the Guaranties, each Request for Credit Extension, any agreement894 creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.16 of this895 Credit Agreement and the Joinder Agreements.896 “Credit Extension” means each of the following: (a) a Borrowing, (b) the conversion or897 continuation of a Borrowing and (c) an L/C Credit Extension.898 “Credit Parties” means, collectively, the Borrower and the Guarantors.899 “Credit Party Materials” has the meaning provided in Section 7.02.900 “Cumulative Equity Credit” means, at any date, an amount determined on a cumulative901 basis equal to, without duplication:902 (a) the cumulative amount of cash and Cash Equivalent proceeds from the903 sale of Qualified Stock of the Borrower after the Closing Date and on or prior to such904 time (including upon exercise of warrants or options) (other than any amount used to905 incur Indebtedness pursuant to Section 8.03(o), make Restricted Payments pursuant to906 Section 8.06(d) or make prepayments of Junior Debt pursuant to Section 8.12(a)) which907 proceeds have been contributed as common equity to the capital of the Borrower, plus908 (b) 100% of the aggregate amount of contributions to the common capital of909 the Borrower received in cash and Cash Equivalents after the Closing Date (other than910 any amount used to incur Indebtedness pursuant to Section 8.03(o), make Restricted911 Payments pursuant to Section 8.06(d) or make prepayments of Junior Debt pursuant to912 Section 8.12(a)), plus913 (c) an amount equal to any returns in cash and Cash Equivalents (including914 dividends, interest, distributions, returns of principal, profits on sale, repayments, income915 and similar amounts) actually received by the Borrower or any Restricted Subsidiary in916 respect of any Investments made pursuant to Section 8.02(m)(y), minus917 (d) any amount of the Cumulative Equity Credit used to make Investments918 pursuant to Section 8.02(m)(y), make Restricted Payments pursuant to Section 8.06(h)(y)919 or make payments or distributions in respect of Junior Debt pursuant to Section920 8.12(a)(iii)(y) after the Closing Date and prior to such time.921

20 55802528_20 “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other922 liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium,923 rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the924 United States or other applicable jurisdictions from time to time in effect and affecting the rights925 of creditors generally.926 “Default” means any event, act or condition that constitutes an Event of Default or that,927 with the giving of notice, the passage of time, or both, would constitute an Event of Default.928 “Default Rate” means,929 (a) in the case of the Letter of Credit Fee, an interest rate equal to the sum of930 (i) the Applicable Percentage for Revolving Credit Loans that are Base Rate Loans, plus931 (ii) two percent (2.0%) per annum;932 (b) in the case of Eurocurrency Rate Loans under any Facility, an interest rate933 equal to the sum of (i) the Eurocurrency Rate therefor, plus (ii) the Applicable Percentage934 in respect of Eurocurrency Rate Loans under such Facility, plus (iii) two percent (2.0%)935 per annum;936 (c) in the case of Base Rate Loans under any Facility, an interest rate equal to937 the sum of (i) the Base Rate, plus (ii) the Applicable Percentage in respect of Base Rate938 Loans under such Facility, plus (iii) two percent (2.0%) per annum; and939 (d) in all other cases, an interest rate equal to the sum of (i) the Base Rate,940 plus (ii) the Applicable Percentage in respect of Revolving Loans that are Base Rate941 Loans, plus (iii) two percent (2.0%) per annum.942 “Defaulting Lender” means any Lender that (a) has failed to (i) fund all or any portion943 of its Loans within two Business Days of the date such Loans were required to be funded944 hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that945 such failure is the result of such Lender’s determination that one or more conditions precedent to946 funding (each of which conditions precedent, together with any applicable Default, shall be947 specifically identified in such writing) has not been satisfied or (ii) pay to the Administrative948 Agent, the L/C Issuer, the Swingline Lender or any other Lender any other amount required to be949 paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline950 Loans) within two Business Days of the date when due, (b) has notified the Borrower, the951 Administrative Agent, the L/C Issuer or the Swingline Lender in writing that it does not intend to952 comply with its funding obligations hereunder, or has made a public statement to that effect953 (unless such writing or public statement relates to such Lender’s obligation to fund a Loan954 hereunder and states that such position is based on such Lender’s determination that a condition955 precedent to funding (which condition precedent, together with any applicable Default, shall be956 specifically identified in such writing or public statement) cannot be satisfied), (c) has failed,957 within three Business Days after written request by the Administrative Agent or the Borrower, to958 confirm in writing to the Administrative Agent and the Borrower that it will comply with its959 prospective funding obligations hereunder (provided that such Lender shall cease to be a960 Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the961

21 55802528_20 Administrative Agent and the Borrower) or (d) has, or has a direct or indirect parent company962 that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had963 appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit964 of creditors or similar Person charged with reorganization or liquidation of its business or assets,965 including the Federal Deposit Insurance Corporation or any other state or federal regulatory966 authority acting in such a capacity or (iii) became the subject of a Bail-in Action; provided that a967 Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any968 equity interest in that Lender or any direct or indirect parent company thereof by a Governmental969 Authority so long as such ownership interest does not result in or provide such Lender with970 immunity from the jurisdiction of courts within the United States or from the enforcement of971 judgments or writs of attachment on its assets or permit such Lender (or such Governmental972 Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or973 agreements made with such Lender. Any determination by the Administrative Agent that a974 Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive and975 binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender upon976 delivery of written notice of such determination to the Borrower, the L/C Issuer, the Swingline977 Lender and the Lenders.978 “Defaulting Lender Account” has the meaning provided in Section 2.17(a).979 “Disposition” or “Dispose” means the sale, transfer, license, lease, abandonment or other980 disposition of any Property by any Person, including any sale, assignment, transfer or other981 disposal, with or without recourse, of any notes or accounts receivable or any rights and claims982 associated therewith, but excluding, for purposes hereof, (a) Dispositions of obsolete, worn out,983 surplus or no longer used or useful property, whether now owned or hereafter acquired, (b)984 Dispositions of inventory and goods held for sale in the ordinary course of business in the985 ordinary course of business, (c) Dispositions of equipment or real property to the extent that (i)986 such property is exchanged for credit against the purchase price of similar replacement property987 or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of988 such replacement property, (d) Dispositions or discounts without recourse of accounts receivable989 in connection with the compromise or collection thereof in the ordinary course of business, (e)990 any Involuntary Disposition and (f) the unwinding of any Swap Contract.991 “Disqualified Institutions” means those Persons (the list of all such Persons, the992 “Disqualified Institutions List”) that are (i) identified in writing by the Borrower to the993 Administrative Agent prior to March 23, 2016, (ii) competitors of the Borrower and its994 Subsidiaries that are identified in writing by the Borrower to the Administrative Agent from time995 to time or (iii) Affiliates of such Persons set forth in clauses (i) and (ii) above (in the case of996 Affiliates of such Persons set forth in clause (ii) above, other than bona fide fixed income997 investors or debt funds) that are either (a) identified in writing by the Borrower to the998 Administrative Agent from time to time or (b) clearly identifiable on the basis of such Affiliate’s999 name; provided that to the extent Persons are identified as Disqualified Institutions in writing by1000 the Borrower to the Administrative Agent after the Closing Date pursuant to clauses (ii) or1001 (iii)(a), the inclusion of such Persons as Disqualified Institutions shall not retroactively apply to1002 prior assignments or participations in respect of any Loan under this Credit Agreement. Until the1003 disclosure of the identity of a Disqualified Institution to the Lenders generally by the1004 Administrative Agent, such Person shall not constitute a Disqualified Institution for purposes of1005

22 55802528_20 a sale of a participation in a Loan or an assignment of a Loan by a Lender; provided that no1006 disclosure of the Disqualified Institutions List (or the identity of any Person that constitutes a1007 Disqualified Institution) to the Lenders shall be made by the Administrative Agent without the1008 prior written consent of the Borrower. Notwithstanding the foregoing, the Borrower, by written1009 notice to the Administrative Agent, may from time to time in its sole discretion remove any1010 entity from the Disqualified Institutions List (or otherwise modify such list to remove any1011 particular entity), and such entity removed from the Disqualified Institutions List shall no longer1012 be a Disqualified Institution for any purpose under this Credit Agreement or any other Credit1013 Document.1014 “Disqualified Institutions List” has the meaning as set forth in the definition of1015 Disqualified Institutions.1016 “Disqualified Stock” means any Capital Stock that, by its terms (or by the terms of any1017 security into which it is convertible, or for which it is exchangeable, in each case at the option of1018 the holder of the Capital Stock), or upon the happening of an event or condition (a) matures or is1019 mandatorily redeemable (other than solely for Qualified Stock), pursuant to a sinking fund1020 obligation or otherwise (except as a result of a change of control or asset sale so long as any1021 rights of the holders thereof upon the occurrence of a change of control or asset sale event shall1022 be subject to the prior repayment in full of the Loans and all other Obligations (other than (i)1023 contingent indemnification obligations as to which no claim has been asserted, (ii) Obligations1024 described in clauses (b) and (c) of the definition thereof and (iii) any Letter of Credit that has1025 been Cash Collateralized or back-stopped by a letter of credit reasonably satisfactory to the L/C1026 Issuer or such Letter of Credit has been deemed reissued under another agreement reasonably1027 acceptable to the L/C Issuer) that are accrued and payable and the termination of the1028 Commitments and the termination of all outstanding Letters of Credit (unless the Outstanding1029 Amount of the L/C Obligations related thereto has been Cash Collateralized, back-stopped by a1030 letter of credit reasonably satisfactory to the L/C Issuer or deemed reissued under another1031 agreement reasonably acceptable to the L/C Issuer)), (b) is redeemable at the option of the holder1032 thereof (other than solely for Qualified Stock and other than as a result of a change of control or1033 asset sale event shall be subject to the prior repayment in full of the Loans and all other1034 Obligations (other than (i) contingent indemnification obligations as to which no claim has been1035 asserted, (ii) Obligations described in clauses (b) and (c) of the definition thereof and (iii) any1036 Letter of Credit that has been Cash Collateralized or back-stopped by a letter of credit reasonably1037 satisfactory to the L/C Issuer or such Letter of Credit has been deemed reissued under another1038 agreement reasonably acceptable to the L/C Issuer) that are accrued and payable and the1039 termination of the Commitments and the termination of all outstanding Letters of Credit (unless1040 the Outstanding Amount of the L/C Obligations related thereto has been Cash Collateralized,1041 back-stopped by a letter of credit reasonably satisfactory to the L/C Issuer or deemed reissued1042 under another agreement reasonably acceptable to the L/C Issuer)), in whole or in part or (c) is or1043 becomes convertible into or exchangeable for Indebtedness or any other Capital Stock that would1044 constitute Disqualified Stock, in each case, prior to the date that is 91 days after the Latest1045 Maturity Date at the time of issuance of such Capital Stock; provided that if such Capital Stock1046 is issued pursuant to a plan for the benefit of future, current or former employees, directors,1047 officers, members of management or consultants of the Borrower or the Restricted Subsidiaries1048 or by any such plan to such employees, directors, officers, members of management or1049 consultants, such Capital Stock shall not constitute Disqualified Stock solely because they may1050

23 55802528_20 be permitted to be repurchased by the Borrower or its Restricted Subsidiaries in order to satisfy1051 applicable statutory or regulatory obligations or as a result of such employee’s, director’s,1052 officer’s, management member’s or consultant’s termination of employment or service, as1053 applicable, death or disability.1054 “Distressed Agent-Related Person” has the meaning provided in the definition of1055 Agent-Related Distress Event.1056 “Dollar” or “$” means the lawful currency of the United States.1057 “Dollar Equivalent” means, at any time, (a) with respect to any amount denominated in1058 Dollars, such amount, and (b) with respect to any amount denominated in any Alternative1059 Currency, the equivalent amount thereof in Dollars as determined by the L/C Issuer at such time1060 on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the1061 purchase of Dollars with such Alternative Currency.1062 1063 “Domestic Subsidiary” means any Subsidiary that is organized under the Laws of any1064 state of the United States or the District of Columbia.1065 “EEA Financial Institution” means (a) any credit institution or investment firm1066 established in any EEA Member Country which is subject to the supervision of an EEA1067 Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of1068 an institution described in clause (a) of this definition, or (c) any financial institution established1069 in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b)1070 of this definition and is subject to consolidated supervision with its parent;1071 “EEA Member Country” means any of the member states of the European Union,1072 Iceland, Liechtenstein, and Norway.1073 “EEA Resolution Authority” means any public administrative authority or any person1074 entrusted with public administrative authority of any EEA Member Country (including any1075 delegee) having responsibility for the resolution of any EEA Financial Institution.1076 “Eligible Assignee” has the meaning set forth in Section 11.06(a)(i). For the avoidance1077 of doubt, “Eligible Assignee” shall not include any Disqualified Institution.1078 “Environment” shall mean ambient air, indoor air, surface water, groundwater, drinking1079 water, land surface, sediments, and subsurface strata & natural resources such as wetlands, flora1080 and fauna.1081 “Environmental Laws” means any and all applicable federal, state, local, and foreign1082 statutes, laws (including the common law), regulations, ordinances, rules, judgments, orders,1083 decrees, permits, concessions, grants, franchises, licenses, agreements or governmental1084 restrictions relating to pollution, the protection of the Environment or the Release of any1085 Hazardous Materials into the Environment.1086 “Environmental Liability” means any liability, contingent or otherwise (including any1087 liability for damages, costs of environmental remediation, fines, penalties or indemnities), of or1088

24 55802528_20 relating to the Borrower, any other Credit Party or any of their respective Subsidiaries directly or1089 indirectly resulting from or based upon (a) any Environmental Law, including a violation of any1090 Environmental Law, (b) the generation, use, handling, transportation, storage or treatment of any1091 Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened1092 Release of any Hazardous Materials into the Environment or (e) any contract, agreement or other1093 consensual arrangement pursuant to which liability is assumed or imposed with respect to any of1094 the foregoing.1095 “Environmental Permit” means any permit, approval, identification number, license or1096 other authorization required under any Environmental Law.1097 “Equity Offering” means the issuance by the Borrower of any Capital Stock in an1098 underwritten public offering (other than a public offering pursuant to a registration statement on1099 Form S-8) pursuant to an effective registration statement filed with the U.S. Securities and1100 Exchange Commission in accordance with the Securities Act or in a private placement pursuant1101 to an exemption from the Securities Act.1102 “ERISA” means the Employee Retirement Income Security Act of 1974.1103 “ERISA Affiliate” means any trade or business (whether or not incorporated) that1104 together with the Borrower or any other Credit Party is treated as a single employer under1105 Section 414(b) or (c) of the Internal Revenue Code (and Sections 414(m) and (o) of the Internal1106 Revenue Code for purposes of provisions relating to Section 412 of the Internal Revenue Code).1107 “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a1108 withdrawal by a Credit Party or any ERISA Affiliate from a Pension Plan subject to Section1109 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section1110 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under1111 Section 4062(e) of ERISA; (c) a complete or partial withdrawal by a Credit Party or any ERISA1112 Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in1113 reorganization; (d) the filing of a notice of intent to terminate, the treatment of a plan amendment1114 as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings1115 by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition that1116 would reasonably be expected to constitute grounds under Section 4042 of ERISA for the1117 termination by the PBGC of, or the appointment of a trustee to administer, any Pension Plan or1118 Multiemployer Plan; (f) the failure by a Credit Party or any ERISA Affiliate to satisfy the1119 minimum funding standard applicable to a Pension Plan for any plan year under Section 412 of1120 the Internal Revenue Code or Section 303 of ERISA; (g) the determination that any Pension Plan1121 is considered an at-risk plan within the meaning of Section 430 of the Internal Revenue Code or1122 Section 303 of ERISA; (h) receipt by a Credit Party or any ERISA Affiliate of any notice that1123 any Multiemployer Plan is in “endangered” or “critical” status within the meaning of Sections1124 431 and 432 of the Internal Revenue Code and Sections 304 and 305 of ERISA; or (i) the1125 imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not1126 delinquent under Section 4007 of ERISA by the PBGC, upon a Credit Party or any ERISA1127 Affiliate.1128

25 55802528_20 “Escrow Assumption” means with respect to any Incremental Term Loan that is initially1129 established as an Escrow Incremental Term Loan, the assumption of the Escrow Borrower’s1130 obligations with respect thereto by the Borrower pursuant to an assumption agreement in form1131 reasonably satisfactory to the Administrative Agent.1132 “Escrow Borrower” means a Person that is a U.S. entity and is not the Borrower1133 established to (i) borrow Escrow Incremental Term Loans pending assumption of such1134 Incremental Term Loans by the Borrower or (ii) assume the obligations of the Borrower with1135 respect to previously incurred Incremental Term Loans, in each case, that is designated in the1136 applicable Incremental Amendment or assumption agreement as an Escrow Borrower and that is1137 not engaged in any material operations and does not have any other material assets other than in1138 connection therewith.1139 “Escrow Funding Assignment” means the assignment by the Borrower to an Escrow1140 Borrower and the assumption by such Escrow Borrower, in each case, of the obligations of the1141 Borrower with respect to previously incurred Incremental Term Loans.1142 “Escrow Incremental Term Loan”: any Incremental Term Loan that either (x) is1143 initially borrowed by an Escrow Borrower or (y) is initially borrowed by the Borrower but was1144 subsequently converted to an Escrow Incremental Term Loans in accordance with Section 2.18,1145 in each case, for so long as the Escrow Assumption with respect to such Incremental Term Loan1146 has not occurred.1147 “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule1148 published by the Loan Market Association (or any successor person), as in effect from time to1149 time.1150 “Eurocurrency Rate” means:1151 (a) for any Interest Period with respect to a Eurocurrency Rate Loan, the rate per1152 annum equal to the London Interbank Offered Rate (“LIBOR”) or a comparable or successor1153 rate, which rate is approved by the Administrative Agent, as published on the applicable1154 Bloomberg screen page (or such other commercially available source providing such quotations1155 as may be designated by the Administrative Agent from time to time) at approximately 11:001156 a.m., London time, two Business Days prior to the commencement of such Interest Period, for1157 Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to1158 such Interest Period;1159 (b) for any interest calculation with respect to a Base Rate Loan on any date, the rate1160 per annum equal to LIBOR, at or about 11:00 a.m., London time determined two Business Days1161 prior to such date for U.S. Dollar deposits with a term of one month commencing that day; and1162 (c) if the Eurocurrency Rate shall be less than zero, such rate shall be deemed zero for1163 purposes of this Agreement;1164 provided that to the extent a comparable or successor rate is approved by the1165 Administrative Agent in connection herewith, the approved rate shall be applied in a manner1166 consistent with market practice; provided, further, that to the extent such market practice is not1167

26 55802528_20 administratively feasible for the Administrative Agent, such approved rate shall be applied in a1168 manner as otherwise reasonably determined by the Administrative Agent in consultation with the1169 Borrower.1170 “Eurocurrency Rate Loan” means a Revolving Credit Loan or a Term Loan that bears1171 interest at a rate based on clause (a) of the definition of “Eurocurrency Rate.”1172 “Eurocurrency Reserve Percentage” means, for any day, the reserve percentage1173 (expressed as a decimal, carried out to five decimal places) in effect on such day, whether or not1174 applicable to any Lender, under regulations issued from time to time by the FRB for determining1175 the maximum reserve requirement (including any emergency, supplemental or other marginal1176 reserve requirement) with respect to Eurocurrency funding (currently referred to as1177 “Eurocurrency liabilities”). The Eurocurrency Rate for each outstanding Eurocurrency Rate1178 Loan and for each outstanding Base Rate Loan bearing interest at a rate based on the1179 Eurocurrency Rate shall be adjusted automatically as of the effective date of any change in the1180 Eurocurrency Reserve Percentage.1181 “Eurocurrency Unavailability Period” means any period of time during which a notice1182 delivered to the Borrower in accordance with Section 3.03 shall remain in force and effect.1183 “Euros” means the lawful currency of the Participating Member States.1184 “Event of Default” has the meaning provided in Section 9.01.1185 “Evidence of Flood Insurance” has the meaning provided in the definition of Real1186 Estate Collateral Requirements.1187 “Exchange Act” means the Securities Exchange Act of 1934.1188 “Excluded Property” means (i) any fee-owned real property (other than Specified Real1189 Property) and any leasehold rights and interests in real property (it being understood that there1190 shall be no requirement to obtain landlord waivers, estoppels and collateral access letters), (ii)1191 motor vehicles, aircraft and other assets subject to certificates of title, except to the extent a1192 security interest therein can be perfected by the filing of a UCC financing statement, (iii)1193 Commercial Tort Claims (as defined in the Security Agreement) where the amount of damages1194 claimed by the applicable Credit Party is less than $5,000,000, (iv) governmental licenses or1195 state or local franchises, charters and authorizations and any other property and assets to the1196 extent that the Collateral Agent may not validly possess a security interest therein under1197 applicable Laws (including rules and regulations of any Governmental Authority or agency) or1198 the pledge or creation of a security interest in which would require governmental consent,1199 approval, license or authorization, other than to the extent such prohibition or limitation is1200 rendered ineffective under the UCC or other applicable Law notwithstanding such prohibition or1201 to the extent such consent has been obtained, (v) any particular asset or right under contract, if1202 the pledge thereof or the security interest therein is prohibited or restricted by applicable Law,1203 rule or regulation (including any rules or regulations of any Governmental Authority or agency),1204 or any third party (so long as any agreement with such third party that provides for such1205 prohibition or restriction was not entered into in contemplation of the acquisition of such assets1206 or entering into of such contract for the purpose of creating such prohibition or restriction), other1207

27 55802528_20 than to the extent any such prohibition or restriction is rendered ineffective under the UCC or1208 other applicable Law notwithstanding such prohibition or restriction, (vi) (A) margin stock, (B)1209 Capital Stock in any Unrestricted Subsidiaries and (C) Capital Stock in any non-wholly owned1210 Restricted Subsidiaries and any entities which do not constitute Subsidiaries, but only to the1211 extent that (x) the Organization Documents or other agreements with equity holders (other than1212 the Borrower and its Restricted Subsidiaries) of such non-wholly owned Restricted Subsidiary or1213 other entity do not permit or restrict the pledge of such Capital Stock (to the extent such1214 restriction existed on the Closing Date or on the date of acquisition of such non-wholly owned1215 Restricted Subsidiary), or (y) the pledge of such Capital Stock (including any exercise of1216 remedies) would result in a change of control, repurchase obligation or other adverse1217 consequence to any of the Credit Parties or such non-wholly owned Restricted Subsidiary or1218 other entity, (vii) any lease, license or agreement or any property subject to a purchase money1219 security interest, Capitalized Lease obligations or similar arrangement permitted hereunder, in1220 each case permitted hereunder, to the extent the grant of a security interest therein would violate1221 or invalidate such lease, license or agreement or purchase money or similar arrangement or1222 create a right of termination in favor of any other party thereto (other than the Borrower or any of1223 its Restricted Subsidiaries) after giving effect to the applicable anti-assignment provisions of the1224 UCC or other applicable Law, other than proceeds and receivables thereof, the assignment of1225 which is expressly deemed effective under the UCC or other applicable Law notwithstanding1226 such prohibition, (viii) any property or assets for which the creation or perfection of pledges of,1227 or security interests in, such property or assets pursuant to the Collateral Documents would result1228 in material adverse tax consequences to the Borrower or any of its Subsidiaries, as reasonably1229 determined by the Borrower in consultation with the Administrative Agent, (ix) letter-of-credit1230 rights, except to the extent the security interest therein may be perfected by the filing of a UCC1231 financing statement, (x) (A) payroll and other employee wage and benefit accounts, (B) tax1232 accounts, including sales tax accounts, (C) escrow accounts and (D) fiduciary or trust accounts1233 and, in the case of clauses (A) through (D), the funds or other property held in or maintained in1234 any such account (as long as the accounts described in clauses (A) through (D) are used solely1235 for such purposes), (xi) any intent-to-use trademark application prior to the filing of a “Statement1236 of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely1237 during the period, if any, in which the grant of a security interest therein would impair the1238 validity or enforceability of such intent-to-use trademark application under applicable federal1239 Law and (xii) assets in circumstances where the cost of obtaining a security interest in such1240 assets, including the cost of title insurance, surveys or flood insurance (if necessary), would be1241 excessive in light of the practical benefit to the Lenders afforded thereby as reasonably1242 determined together by the Borrower and the Administrative Agent; provided, however, that1243 Excluded Property shall not include any proceeds, substitutions or replacements of any Excluded1244 Property referred to in clause (i) through (xii) (unless such proceeds, substitutions or1245 replacements would independently constitute Excluded Property referred to in clauses (i) through1246 (xii)).1247 “Excluded Subsidiary” means (a) any Subsidiary that is not a Wholly Owned Subsidiary1248 of the Borrower or a Guarantor, (b) any Subsidiary that is prohibited by applicable Law or by1249 Contractual Obligations existing on the Closing Date (or, in the case of any newly acquired1250 Subsidiary, in existence at the time of acquisition but not entered into in contemplation thereof)1251 from guaranteeing the Obligations or if guaranteeing the Obligations would require1252 governmental (including regulatory) consent, approval, license or authorization, (c) any1253

28 55802528_20 Subsidiary where the Administrative Agent and the Borrower agree that the cost of obtaining a1254 Guaranty by such Subsidiary would be excessive in light of the practical benefit to the Lenders1255 afforded thereby, (d) any Foreign Subsidiary, (e) any not-for-profit Subsidiaries, (f) any1256 Unrestricted Subsidiaries, (g) any special purpose securitization vehicle (or similar entity), (h)1257 any CFC Holdco, (i) any Domestic Subsidiary that is a direct or indirect Subsidiary of a Foreign1258 Subsidiary that is a CFC, and (j) any Subsidiary, the obtaining of a Guaranty with respect to1259 which would result in material adverse tax consequences as reasonably determined by the1260 Borrower in consultation with the Administrative Agent.1261 “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap1262 Obligation if, and to the extent that, all or a portion of the guaranty of such Guarantor of, or the1263 grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guaranty1264 thereof) (after giving effect to any keepwell, support or other agreement provided by the1265 Borrower or any of its Subsidiaries with respect to the obligations of such Guarantor) is or1266 becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the1267 Commodity Futures Trading Commission (or the application or official interpretation of any1268 thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract1269 participant” as defined in the Commodity Exchange Act and the regulations thereunder at the1270 time the guaranty of such Guarantor or the grant of such security interest becomes effective with1271 respect to such Swap Obligation. If a Swap Obligation arises under a master agreement1272 governing more than one swap, such exclusion shall apply only to the portion of such Swap1273 Obligation that is attributable to swaps for which such guaranty or security interest is or becomes1274 illegal.1275 “Excluded Taxes” means, with respect to the Administrative Agent, any Lender, the L/C1276 Issuer or any other recipient of any payment to be made by or on account of any obligation of1277 any Credit Party hereunder, (a) Taxes imposed on or measured by its overall net income1278 (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), in each1279 case (i) by the jurisdiction (or any political subdivision thereof) under the Laws of which such1280 recipient is organized or in which its principal office is located or, in the case of any Lender, in1281 which its applicable Lending Office is located, or (ii) as the result of any other present or former1282 connection between such recipient and the jurisdiction imposing such Tax (other than any1283 connection arising solely from such recipient having executed, delivered, become a party to,1284 performed its obligations under, received payments under, received or perfected a security1285 interest under, or engaged in any other transaction pursuant to or enforced any Credit Documents,1286 or sold or assigned an interest in any Loan or Credit Document), (b) any branch profits taxes1287 imposed by the United States or any similar tax imposed by any other jurisdiction in which a1288 Lender is located, (c) any U.S. federal withholding Taxes required to be withheld from amounts1289 payable to a Lender that has failed to comply with clause (A) of Section 3.01(e)(ii), (d) in the1290 case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under1291 Section 11.13), any United States federal withholding tax that (i) is required to be imposed on1292 amounts payable to such Foreign Lender pursuant to the Laws in force at the time such Foreign1293 Lender becomes a party hereto (or designates a new Lending Office, other than in the case of a1294 designation under Section 3.06(a)), except to the extent that such Foreign Lender (or its assignor,1295 if any) was entitled, at the time of designation of a new Lending Office (or assignment), to1296 receive additional amounts from the applicable Credit Party with respect to such withholding tax1297

29 55802528_20 pursuant to Section 3.01(a)(ii) or (c), (e) U.S. federal backup withholding Taxes, and (f) any1298 Taxes imposed under FATCA.1299 “Existing Letters of Credit” means the letters of credit outstanding on the Closing Date1300 and identified on Schedule 2.03.1301 “Extended Revolving Commitment” means any Class of Revolving Credit1302 Commitments the maturity of which shall have been extended pursuant to Section 2.19.1303 “Extended Revolving Loans” means any Revolving Credit Loans made pursuant to the1304 Extended Revolving Commitments.1305 “Extended Term Loans” means any Class of Term Loans the maturity of which shall1306 have been extended pursuant to Section 2.19.1307 “Extension” has the meaning provided in Section 2.19(a).1308 “Extension Amendment” has the meaning provided in Section 2.19(d).1309 “Extension Offer” has the meaning provided in Section 2.19(a).1310 “Facility” means the Term Loan Facility or the Revolving Credit Facility, as the context1311 may require.1312 “FASB ASC” means the Accounting Standards Codification of the Financial Accounting1313 Standards Board.1314 “FATCA” means Sections 1471 through 1474 of the Internal Revenue Code as of the1315 Closing Date (or any amended or successor version to the extent substantively comparable and1316 not materially more onerous to comply with), any current or future regulations or official1317 interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the1318 Internal Revenue Code, including any intergovernmental agreements and any rules or official1319 guidance implementing such intergovernmental agreements.1320 “FCPA” has the meaning provided in Section 6.21(a).1321 “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted1322 average of the rates on overnight federal funds transactions with members of the Federal Reserve1323 System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank1324 of New York on the Business Day next succeeding such day; provided that (a) if such day is not1325 a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on1326 the next preceding Business Day as so published on the next succeeding Business Day, and (b) if1327 no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for1328 such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100th1329 of 1%) charged to Bank of America on such day on such transactions as determined by the1330 Administrative Agent.1331

30 55802528_20 “Fee Letter” means the Fee Letter addressed to the Borrower, dated as of March 23,1332 2016, from Bank of America, Citibank, N.A., KeyBank National Association, SunTrust Bank1333 and the Arrangers.1334 “Financial Covenants” means the covenants set forth in Section 8.11.1335 “Flood Determination Form” has the meaning provided in the definition of Real Estate1336 Collateral Requirements.1337 “Flood Documents” has the meaning provided in the definition of Real Estate Collateral1338 Requirements.1339 “Flood Laws” shall mean, collectively, (i) the National Flood Insurance Reform Act of1340 1994 (which comprehensively revised the National Flood Insurance Act of 1968 and the Flood1341 Disaster Protection Act of 1973) as now or hereafter in effect or any successor statute thereto, (ii)1342 the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute1343 thereto and (iii) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in1344 effect or any successor statute thereto.1345 “Foreign Disposition” has the meaning provided in Section 2.06(b)(ii)(D).1346 “Foreign Lender” means any Lender that is not a United States person for U.S. federal1347 income tax purposes.1348 “Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.1349 “Francs” means the lawful currency of Switzerland.1350 “FRB” means the Board of Governors of the Federal Reserve System of the United1351 States.1352 “Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to1353 the L/C Issuer, such Defaulting Lender’s Aggregate Commitment Percentage of the outstanding1354 L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation1355 obligation has been reallocated to other Revolving Credit Lenders or Cash Collateralized in1356 accordance with the terms hereof, and (b) with respect to the Swingline Lender, such Defaulting1357 Lender’s Aggregate Commitment Percentage of Swingline Loans other than Swingline Loans as1358 to which such Defaulting Lender’s participation obligation has been reallocated to other1359 Revolving Credit Lenders or Cash Collateralized in accordance with the terms hereof.1360 “Fund” means any Person (other than a natural person) that is (or will be) engaged in1361 making, purchasing, holding or otherwise investing in commercial loans and similar extensions1362 of credit in the ordinary course of its activities.1363 “GAAP” means generally accepted accounting principles in the United States set forth in1364 the opinions and pronouncements of the Accounting Principles Board and the American Institute1365 of Certified Public Accountants and statements and pronouncements of the Financial Accounting1366 Standards Board in the United States, that are applicable to the circumstances as of the date of1367

31 55802528_20 determination, or on adoption of the International Financial Reporting Standards (the “IFRS”),1368 the IFRS, in either case, consistently applied and subject to the provisions of Section 1.03.1369 “Governmental Authority” means the government of the United States or any other1370 nation, or of any political subdivision thereof, whether state or local, and any agency, authority,1371 instrumentality, regulatory body, court, central bank or other entity exercising executive,1372 legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to1373 government (including any supra-national bodies such as the European Union or the European1374 Central Bank) and any group or body charged with setting financial accounting or regulatory1375 capital rules or standards (including the Financial Accounting Standards Board, the Bank for1376 International Settlements or the Basel Committee on Banking Supervision or any successor or1377 similar authority to any of the foregoing).1378 “Guarantors” has the meaning set forth in the definition of “Collateral and Guarantee1379 Requirement” and shall include each Restricted Subsidiary who after the Closing Date becomes1380 a Guarantor pursuant to a Joinder Agreement or other documentation in form and substance1381 reasonably acceptable to the Administrative Agent, in each case together with their respective1382 successors and permitted assigns. For avoidance of doubt, and notwithstanding any limitations1383 to the requirement to provide a Guaranty or grant security interests in the assets of any1384 Subsidiary to the contrary, the Borrower with the consent of the Administrative Agent (not to be1385 unreasonably withheld, conditioned or delayed) may cause any Restricted Subsidiary that is not a1386 Guarantor to guarantee the Obligations and comply with the provisions of Section 7.121387 (including in the case of any Foreign Subsidiary by delivering, within time frames and subject to1388 extensions as agreed with the Administrative Agent, such Collateral Documents, as determined1389 as reasonably necessary by the Administrative Agent in consultation with the Borrower, to grant1390 and perfect security interests in such Foreign Subsidiary’s relevant assets for which security1391 interests are customarily granted in such Subsidiary’s jurisdiction of organization but with1392 exclusions consistent as applicable with the definition of Excluded Property) by causing such1393 Restricted Subsidiary to execute a joinder to this Agreement in form and substance reasonably1394 satisfactory to the Administrative Agent, and any such Restricted Subsidiary shall be a Guarantor1395 and Credit Party hereunder for all purposes. In addition, the Borrower shall be a Guarantor in1396 respect of Swap Obligations and Treasury Management Obligations to which the Borrower is not1397 party.1398 “Guaranty” means (a) the guaranty provided pursuant to Article 4 hereof and/or (b) any1399 other guaranty agreement given by any Person pursuant to the terms hereof.1400 “Hazardous Materials” means petroleum or petroleum distillates, asbestos or asbestos-1401 containing materials, polychlorinated biphenyls, radon gas and all other substances, materials or1402 wastes of any nature regulated pursuant to any Environmental Law.1403 “Historical Financial Statements” means (a) the audited consolidated balance sheets1404 and related statements of comprehensive income, shareholders’ equity and cash flows of the1405 Borrower for the fiscal years ended June 30, 2013, June 30, 2014 and June 30, 2015, (b) the1406 audited consolidated balance sheet of the Target as of September 27, 2015 and September 28,1407 2014 and consolidated statement of profit and loss of the Target for the fiscal years ended1408 September 27, 2015, September 28, 2014 and September 29, 2013 (together with the financial1409

32 55802528_20 statements referred to in clause (a), the “Annual Financial Statements”), (c) the unaudited1410 consolidated balance sheets and related consolidated statements of comprehensive income and1411 cash flows for the Borrower for the fiscal quarters of the Borrower ended September 30, 20151412 and December 31, 2015 and (d) the consolidated unaudited balance sheet and related1413 consolidated statement of profit and loss and cash flows of the Target, reviewed by1414 PricewaterhouseCoopers LLP in accordance with the Statements on Standards for Accounting1415 and Review Services issued by the American Institute of Certified Public Accountants, for the1416 fiscal quarter of the Target ended January 3, 2016 (together with the financial statements referred1417 to in clause (a), the “Quarterly Financial Statements”).1418 “IFRS” has the meaning specified in the definition of GAAP.1419 “Incremental Amendment Date” has the meaning provided in Section 2.18(c).1420 “Incremental Commitment” means an Incremental Revolving Commitment or an1421 Incremental Term Commitment, as applicable.1422 “Incremental Equivalent Debt” has the meaning provided in Section 8.03(q).1423 “Incremental Facility” means an Incremental Term Commitment or an Incremental1424 Revolving Commitment, as applicable.1425 “Incremental Facility Closing Date” has the meaning provided in Section 2.18(b).1426 “Incremental Increase” means a Term Loan Increase or a Revolving Commitment1427 Increase, as applicable.1428 “Incremental Lender” means an Incremental Revolving Lender or an Incremental Term1429 Lender, as applicable.1430 “Incremental Loans” means the Incremental Term Loans or the Incremental Revolving1431 Loans, as applicable.1432 “Incremental Revolving Commitment” means the commitment of any Lender,1433 established pursuant to Section 2.18, to make Incremental Revolving Loans to the Borrower.1434 “Incremental Revolving Lender” means a Revolving Credit Lender with an Incremental1435 Revolving Commitment or an outstanding Incremental Revolving Loan.1436 “Incremental Revolving Loan” means Revolving Credit Loans made by one or more1437 Revolving Credit Lenders to the Borrower pursuant to their Incremental Revolving1438 Commitments. Incremental Revolving Loans may only be made in the form of additional1439 Revolving Credit Loans.1440 “Incremental Term Commitment” means the commitment of any Lender, established1441 pursuant to Section 2.18, to make Incremental Term Loans to the Borrower.1442

33 55802528_20 “Incremental Term Lender” means a Lender with an Incremental Term Commitment or1443 an outstanding Incremental Term Loan.1444 “Incremental Term Loans” means additional Term Loans made by one or more Lenders1445 to the Borrower pursuant to their Incremental Term Commitments.1446 “Indebtedness” means, as to any Person at a particular time, without duplication, all of1447 the following, whether or not included as indebtedness or liabilities in accordance with GAAP:1448 (a) all obligations of such Person for borrowed money and all obligations of1449 such Person evidenced by bonds, debentures, notes, loan agreements or other similar1450 instruments;1451 (b) all indebtedness and obligations in respect of the deferred purchase price1452 of property or services (other than (i) trade accounts payable incurred in the ordinary1453 course of business, (ii) any bona fide deferred purchase price arrangement, earn-out or1454 similar obligation, unless such obligation has not been paid after becoming due and1455 payable in accordance with its terms and (iii) accruals for payroll and other liabilities1456 accrued in the ordinary course of business);1457 (c) all obligations under letters of credit (including standby and commercial),1458 bankers’ acceptances and similar instruments (including bank guaranties, surety bonds,1459 comfort letters, keep-well agreements and capital maintenance agreements) to the extent1460 such instruments or agreements support financial, rather than performance, obligations;1461 (d) indebtedness (excluding prepaid interest thereon) secured by a Lien on1462 property owned or being purchased by such Person (including indebtedness arising under1463 conditional sales or other title retention agreements and mortgage, industrial revenue1464 bond, industrial development bond and similar financings), whether or not such1465 indebtedness shall have been assumed by such Person or is limited in recourse;1466 (e) all Attributable Indebtedness;1467 (f) all obligations of such Person in respect of Disqualified Stock;1468 (g) net obligations of such Person under any Swap Contract; and1469 (h) to the extent not otherwise included above, all Support Obligations of such1470 Person in respect of any of the foregoing.1471 For all purposes hereof, the Indebtedness of any Person shall (A) include the1472 Indebtedness of any partnership or joint venture (other than a joint venture that is itself a1473 corporation or limited liability company) or other similar entity in which such Person is a general1474 partner or joint venturer, except to the extent such Person’s liability for such obligation is1475 expressly made non-recourse or otherwise limited and (B) in the case of the Borrower and its1476 Restricted Subsidiaries, exclude all intercompany Indebtedness so long as such intercompany1477 Indebtedness (i) has a term not exceeding 364 days (inclusive of any roll-over or extensions of1478 terms) and (ii) is made in the ordinary course of business. The amount of Indebtedness shall be1479

34 55802528_20 determined (i) based on Swap Termination Value in the case of net obligations under Swap1480 Contracts under clause (g), and (ii) based on the outstanding principal amount of the1481 Indebtedness that is the subject of the Support Obligations in the case of Support Obligations1482 under clause (h). The amount of Indebtedness of any Person for purposes of clause (d) (unless1483 such Indebtedness has been assumed by such Person or is otherwise recourse to such Person)1484 shall be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness1485 and (ii) the fair market value of the property encumbered thereby.1486 “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with1487 respect to any payment made by or on account of any obligation of the Borrower under any1488 Credit Document and (b) to the extent not otherwise described in clause (a), Other Taxes.1489 “Indemnitee” has the meaning provided in Section 11.04(b).1490 “Information” has the meaning provided in Section 11.07.1491 “Initial Revolving Credit Commitments” means the Revolving Credit Commitments of1492 the Revolving Credit Lenders on the Closing Date pursuant to Section 2.01(b).1493 “Initial Term Loans” means the Term Loans made by the Term Lenders to the Borrower1494 on the Closing Date pursuant to Section 2.01(a).1495 “Intellectual Property Security Agreements” means the Intellectual Property Security1496 Agreements as such term is defined in the Security Agreement.1497 “Intercompany Note” means a promissory note substantially in the form of Exhibit1498 1.01-3.1499 “Interest Payment Date” means, (a) as to any Base Rate Loan (including Swingline1500 Loans), the last Business Day of each March, June, September and December, and the Revolving1501 Termination Date (in the case of Revolving Credit Loans) or the applicable Maturity Date (in the1502 case of Term Loans) and, in the case of any Swingline Loan, any other dates as may be mutually1503 agreed upon by the Borrower and the Swingline Lender, and (b) as to any Eurocurrency Rate1504 Loan, the last Business Day of each Interest Period for such Loan, the date of repayment of1505 principal of such Loan, and the Revolving Termination Date (in the case of Revolving Credit1506 Loans) or the applicable Maturity Date (in the case of Term Loans), and in addition, where the1507 applicable Interest Period exceeds three months, the date every three months after the beginning1508 of such Interest Period. If an Interest Payment Date falls on a date that is not a Business Day,1509 such Interest Payment Date shall be deemed to be the next succeeding Business Day.1510 “Interest Period” means, as to each Eurocurrency Rate Loan, the period commencing on1511 the date such Eurocurrency Rate Loan is disbursed or converted to or continued as a1512 Eurocurrency Rate Loan and ending on the date one, two, three or six months thereafter, as1513 selected by the Borrower in the applicable Loan Notice or, in the case of Eurocurrency Rate1514 Loans, a period that is twelve months or less if requested by the Borrower and consented to by1515 all of the Appropriate Lenders; provided that:1516

35 55802528_20 (a) any Interest Period that would otherwise end on a day that is not a1517 Business Day shall be extended to the next succeeding Business Day unless such1518 Business Day falls in another calendar month, in which case such Interest Period shall1519 end on the next preceding Business Day;1520 (b) any Interest Period that begins on the last Business Day of a calendar1521 month (or on a day for which there is no numerically corresponding day in the calendar1522 month at the end of such Interest Period) shall end on the last Business Day of the1523 calendar month at the end of such Interest Period; and1524 (c) no Interest Period with respect to (i) any Revolving Credit Loan shall1525 extend beyond the Revolving Termination Date or (ii) any Term Loans shall extend1526 beyond the applicable Maturity Date.1527 “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.1528 “Investment” means, as to any Person, any direct or indirect acquisition or investment by1529 such Person, whether by means of (a) the purchase or other acquisition of Capital Stock of1530 another Person, (b) a loan, advance or capital contribution to, guaranty or assumption of debt of,1531 or purchase or other acquisition of any other debt or equity participation or interest in, another1532 Person, including any partnership or joint venture interest in such other Person (excluding, in the1533 case of the Borrower and its Restricted Subsidiaries, intercompany loans, advances or1534 Indebtedness having a term not exceeding 364 days (inclusive of any roll over or extensions of1535 terms) and made in the ordinary course of business) and any arrangement pursuant to which the1536 investor undertakes any Support Obligation with respect to Indebtedness or other obligation of1537 such other Person, or (c) the purchase or other acquisition (in one transaction or a series of1538 transactions) of assets of another Person that constitute a business unit, a line of business or1539 division of such Person. For purposes of covenant compliance, the amount of any Investment1540 shall be the amount actually invested, without adjustment for subsequent increases or decreases1541 in the value of such Investment, but in any event reduced by any dividend, distribution, interest1542 payment, return of capital, repayment or other amount received in cash by the Borrower or a1543 Restricted Subsidiary in respect of, but in no event exceeding the original amount of, such1544 Investment.1545 For purposes of the definition of “Unrestricted Subsidiary” and the covenants described1546 under Sections 7.14 and 8.02:1547 (1) “Investments” shall include the portion (proportionate to the Borrower’s1548 Capital Stock in such Subsidiary) of the fair market value of the net assets of a Subsidiary1549 of the Borrower at the time that such Subsidiary is designated an Unrestricted Subsidiary;1550 provided that upon a redesignation of such Subsidiary as a Restricted Subsidiary, the1551 Borrower shall be deemed to continue to have a permanent “Investment” in an1552 Unrestricted Subsidiary in an amount (if positive) equal to:1553 (a) the Borrower’s “Investment” in such Subsidiary at the time of such1554 redesignation; less1555

36 55802528_20 (b) the portion (proportionate to the Borrower’s Capital Stock in such1556 Subsidiary) of the fair market value of the net assets of such Subsidiary at the1557 time of such redesignation; and1558 (2) any property transferred to or from an Unrestricted Subsidiary shall be1559 valued at its fair market value at the time of such transfer.1560 “Involuntary Disposition” means the receipt by the Borrower or any Restricted1561 Subsidiary of any cash insurance proceeds or condemnation awards payable by reason of theft,1562 loss, physical destruction or damage, taking or similar event with respect to any of its Property.1563 “IP Rights” has the meaning provided in Section 6.19.1564 “IRS” means the United States Internal Revenue Service.1565 “ISP” means, with respect to any Letter of Credit, the “International Standby Practices1566 1998” published by the Institute of International Banking Law & Practice (or such later version1567 thereof as may be in effect at the time of issuance of such Letter of Credit).1568 “Issuer Documents” means, with respect to any Letter of Credit, the L/C Application1569 and any other document, agreement or instrument (including such Letter of Credit) entered into1570 by the Borrower (or any other Credit Party) and the L/C Issuer (or in favor of the L/C Issuer),1571 relating to such Letter of Credit.1572 “Joinder Agreement” means with respect to any Guarantor, a joinder agreement1573 substantially in the form of Exhibit 7.12 executed and delivered in accordance with the1574 provisions of Section 7.12.1575 “Judgment Currency” has the meaning specified in Section 11.21.1576 1577 “Junior Debt” has the meaning provided in Section 8.12.1578 “Latest Maturity Date” means at any time, the latest maturity or expiration date1579 applicable to any Loan or Commitment (or, if so specified, applicable to the specified Loans or1580 Commitments or the Class thereof) hereunder at such time.1581 “Laws” means, collectively, all international, foreign, federal, state and local statutes,1582 treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial1583 precedents or authorities, including the interpretation or administration thereof by any1584 Governmental Authority charged with the enforcement, interpretation or administration thereof,1585 and all applicable administrative orders, directed duties, licenses, authorizations and permits of,1586 and agreements with, any Governmental Authority.1587 “L/C Advance” means, with respect to each Revolving Credit Lender, such Revolving1588 Credit Lender’s funding of its participation in any L/C Borrowing.1589 “L/C Application” means an application and agreement for the issuance or amendment1590 of a Letter of Credit in the form from time to time in use by the L/C Issuer.1591

37 55802528_20 “L/C Borrowing” means any extension of credit resulting from a drawing under any1592 Letter of Credit that has not been reimbursed or refinanced as a Borrowing of Revolving Credit1593 Loans.1594 “L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof1595 or extension of the expiry date thereof, or the increase of the amount thereof.1596 “L/C Expiration Date” means the day that is five Business Days prior to the Revolving1597 Termination Date then in effect (or, if such day is not a Business Day, the immediately preceding1598 Business Day).1599 “L/C Honor Date” has the meaning provided in Section 2.03(c)(i).1600 “L/C Issuer” means (a) as to Existing Letters of Credit, KeyBank National Association1601 and (b) Bank of America, through itself or through one of its designated Affiliates or branch1602 offices, in its capacity as issuer of Letters of Credit hereunder, together with its successors in1603 such capacity. For the avoidance of doubt, KeyBank National Association will be the L/C Issuer1604 only with respect to the Existing Letters of Credit referred to in the prior sentence.1605 “L/C Obligations” means, at any time, the sum of (a) the maximum amount available to1606 be drawn under Letters of Credit then outstanding, assuming compliance with all requirements1607 for drawings referenced therein, plus (b) the aggregate amount of all L/C Unreimbursed1608 Amounts, including L/C Borrowings. For purposes of computing the amount available to be1609 drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in1610 accordance with Section 1.06. For all purposes of this Credit Agreement, if on any date of1611 determination a Letter of Credit has expired by its terms but any amount may still be drawn1612 thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be1613 deemed to be “outstanding” in the amount so remaining available to be drawn.1614 “L/C Sublimit” has the meaning provided in Section 2.01(c).1615 “L/C Unreimbursed Amount” has the meaning provided in Section 2.03(c)(i).1616 “LCT Election” has the meaning provided in Section 1.07(e).1617 “LCT Test Date” has the meaning provided in Section 1.07(e).1618 “Lender” means each of the Persons identified as a “Lender” on the signature pages1619 hereto (and, as appropriate, includes the Swingline Lender), each other Person that becomes a1620 “Lender” in accordance with this Credit Agreement and their respective successors and assigns.1621 “Lending Office” means, as to any Lender, the office or offices of such Lender set forth1622 in such Lender’s Administrative Questionnaire or such other office or offices as a Lender may1623 from time to time notify the Borrower and the Administrative Agent.1624 “Letter of Credit” means each Existing Letter of Credit and each letter of credit issued1625 hereunder. A Letter of Credit may be a commercial letter of credit or a standby letter of credit.1626 Letters of Credit may be issued in Dollars or in any Alternative Currency.1627

38 55802528_20 “Letter of Credit Fees” has the meaning provided in Section 2.09(b)(i).1628 “LIBOR” has the meaning provided in the definition of “Eurocurrency Rate.”1629 “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement,1630 encumbrance, lien (statutory or other), charge, priority or other security interest in the nature of a1631 security interest of any kind or nature whatsoever (including any conditional sale or other title1632 retention agreement, any easement, right of way or other encumbrance on title to real property1633 and any Capitalized Lease having substantially the same economic effect as any of the1634 foregoing); provided that in no event shall an operating lease in and of itself be deemed a Lien.1635 “Limited Condition Transaction” means any acquisition permitted by Section 8.02 the1636 consummation of which is not conditioned on the availability of, or on obtaining, third party1637 financing.1638 “Liquidity” means, as of any date of determination, an amount equal to the sum of (a)1639 amounts available at such time to be drawn under the Revolving Credit Commitments and (b) the1640 amount of cash and Cash Equivalents of the Borrower and its Restricted Subsidiaries on a1641 consolidated basis.1642 “Loan” means any Term Loan, Revolving Credit Loan or Swingline Loan, and Base Rate1643 Loans and Eurocurrency Rate Loans comprising such Loans.1644 “Loan Notice” means a notice of (a) a Term Borrowing, (b) a Revolving Credit1645 Borrowing, (c) a Swingline Borrowing, (d) a conversion of Loans from one Type to the other, or1646 (e) a continuation of Eurocurrency Rate Loans, which, if in writing, shall be substantially in the1647 form of Exhibit 2.02 or such other form as may be approved by the Administrative Agent1648 (including any form on an electronic platform or electronic transmission system as shall be1649 approved by the Administrative Agent), appropriately completed and signed by a Responsible1650 Officer of the Borrower.1651 “Loan Obligations” has the meaning provided in the definition of “Obligations.”1652 “Mandatory Prepayment Declined Proceeds” has the meaning provided in Section1653 2.06(b)(ii)(F).1654 “Mandatory Prepayment Rejection Notice” has the meaning provided in Section1655 2.06(b)(ii)(F).1656 “Material Adverse Effect” means (a) a material adverse change in, or a material adverse1657 effect upon, the operations, business, assets, properties, liabilities (actual or contingent) or1658 financial condition of the Borrower and its Restricted Subsidiaries, taken as a whole; (b) a1659 material adverse effect of the ability of the Credit Parties, as a whole, to perform their payment1660 obligations under the Credit Documents; or (c) a material adverse effect upon the rights and1661 remedies available to the Lenders or the Administrative Agent under any Credit Document.1662 “Material Domestic Subsidiary” means, at any date of determination, each of the1663 Borrower’s Domestic Subsidiaries (a) whose total assets (when combined with the assets of such1664

39 55802528_20 Subsidiary’s Subsidiaries after eliminating intercompany obligations) at the last day of the most1665 recent Test Period were equal to or greater than 2.5% of Total Assets at such date or (b) whose1666 gross revenues (when combined with the revenues of such Subsidiary’s Subsidiaries after1667 eliminating intercompany obligations) for such Test Period were equal to or greater than 2.5% of1668 the consolidated gross revenues of the Borrower and the Restricted Subsidiaries for such period,1669 in each case determined in accordance with GAAP; provided that if, at any time and from time to1670 time after the Closing Date, Domestic Subsidiaries that are not Guarantors solely because they1671 do not meet the thresholds set forth in clauses (a) or (b) comprise in the aggregate more than 5.0%1672 of Total Assets as of the end of the most recently ended fiscal quarter of the Borrower for which1673 financial statements have been delivered pursuant to Section 7.01 or more than 5.0% of the1674 consolidated gross revenues of the Borrower and the Restricted Subsidiaries for such Test Period,1675 then the Borrower shall, not later than forty-five (45) days after the date by which financial1676 statements for such quarter are required to be delivered pursuant to this Agreement (or such1677 longer period as the Administrative Agent may agree in its reasonable discretion), (i) designate1678 in writing to the Administrative Agent one or more of such Domestic Subsidiaries as “Material1679 Domestic Subsidiaries” to the extent required such that the foregoing condition ceases to be true1680 and (ii) comply with the provisions of Section 7.12 applicable to such Subsidiary.1681 “Material Foreign Subsidiary” means, at any date of determination, each of the1682 Borrower’s Foreign Subsidiaries (a) whose total assets (when combined with the assets of such1683 Subsidiary’s Subsidiaries after eliminating intercompany obligations) at the last day of the most1684 recent Test Period were equal to or greater than 2.5% of Total Assets at such date or (b) whose1685 gross revenues (when combined with the revenues of such Subsidiary’s Subsidiaries after1686 eliminating intercompany obligations) for such Test Period were equal to or greater than 2.5% of1687 the consolidated gross revenues of the Borrower and the Restricted Subsidiaries for such period,1688 in each case determined in accordance with GAAP; provided that if, at any time and from time to1689 time after the Closing Date, Foreign Subsidiaries not meeting the thresholds set forth in clauses1690 (a) or (b) comprise in the aggregate more than 5.0% of Total Assets as of the end of the most1691 recently ended fiscal quarter of the Borrower for which financial statements have been delivered1692 pursuant to Section 7.01 or more than 5.0% of the consolidated gross revenues of the Borrower1693 and the Restricted Subsidiaries for such Test Period, then the Borrower shall, not later than forty-1694 five (45) days after the date by which financial statements for such quarter are required to be1695 delivered pursuant to this Agreement (or such longer period as the Administrative Agent may1696 agree in its reasonable discretion), (i) designate in writing to the Administrative Agent one or1697 more of such Foreign Subsidiaries as “Material Foreign Subsidiaries” to the extent required such1698 that the foregoing condition ceases to be true and (ii) comply with the provisions of the definition1699 of “Collateral and Guarantee Requirement.”1700 “Material Subsidiary” means any Material Domestic Subsidiary or any Material Foreign1701 Subsidiary.1702 “Maturity Date” means the date that is five years following the Closing Date; provided1703 that if such date is not a Business Day, the Maturity Date shall be the immediately preceding1704 Business Day.1705 “Maximum Rate” has the meaning provided in Section 11.09.1706

40 55802528_20 “Microsemi Acquisition” has the meaning provided in the preliminary statements hereto.1707 “MLPF&S” means Merrill Lynch, Pierce, Fenner & Smith Incorporated, together with1708 its successors.1709 “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.1710 “Mortgage Policies” has the meaning provided in the definition of Real Estate Collateral1711 Requirements.1712 “Mortgaged Properties” means each Specified Real Property.1713 “Mortgages” means the mortgages, deeds of trust, deeds to secure debt and other similar1714 security documents delivered pursuant to the Collateral and Guarantee Requirement or otherwise,1715 each in such form as reasonably agreed between the Borrower and the Administrative Agent,1716 including all changes as may be required to account for local Law matters, as the same may be1717 amended, amended and restated, supplemented or otherwise modified from time to time.1718 “Multiemployer Plan” means a “multiemployer plan” within the meaning of1719 Section 4001(a)(3) of ERISA and subject to ERISA, to which a Credit Party or any ERISA1720 Affiliate makes or is obligated to make contributions, or during the preceding six plan years, has1721 made or been obligated to make contributions.1722 “Net Cash Proceeds” means:1723 (a) with respect to any Disposition or Involuntary Disposition, the aggregate1724 proceeds paid in cash or Cash Equivalents received by the Borrower or any Restricted1725 Subsidiary in connection with any Disposition or Involuntary Disposition, net of (i) direct1726 costs (including legal, accounting and investment banking fees, sales commissions and1727 underwriting discounts, consultant fees, and other customary fees and expenses incurred1728 in connection therewith), (ii) estimated taxes paid or payable as a result thereof, (iii)1729 amounts required to be applied to the repayment of Indebtedness (other than the1730 Indebtedness hereunder, Incremental Equivalent Debt and Refinancing Equivalent Debt)1731 secured by a Lien on the asset or assets the subject of such Disposition or Involuntary1732 Disposition (or, in the case of Net Cash Proceeds of any Foreign Disposition, amounts1733 applied during such period to the permanent repayment of any Indebtedness of the1734 Foreign Subsidiaries to the extent required by the terms of such Indebtedness), (iv) in the1735 case of any Disposition or Involuntary Disposition by a non-wholly owned Restricted1736 Subsidiary, the pro rata portion of the Net Cash Proceeds thereof (calculated without1737 regard to this clause (iv)) attributable to minority interests and not available for1738 distribution to or for the account of the Borrower or a wholly-owned Restricted1739 Subsidiary as a result thereof and (v) the amount of any reserve established in accordance1740 with GAAP against any adjustment to the sale price or any liabilities (other than any1741 taxes deducted pursuant to clause (ii) above) (x) related to any of the applicable assets1742 and (y) retained by the Borrower or any of the Restricted Subsidiaries including pension1743 and other post-employment benefit liabilities and liabilities related to environmental1744 matters or against any indemnification obligations (provided, however, the amount of any1745 subsequent reduction of such reserve or reversal (other than in connection with a payment1746

41 55802528_20 in respect of any such liability) shall be deemed to be Net Cash Proceeds of such1747 Disposition or Involuntary Disposition occurring on the date of such reduction or1748 reversal); provided, further, that no proceeds realized in a single transaction or series of1749 related transactions shall constitute Net Cash Proceeds unless (x) such proceeds shall1750 exceed $7,500,000 or (y) the aggregate net proceeds exceed $15,000,000 in any fiscal1751 year (and thereafter only net cash proceeds in excess of such amount shall constitute Net1752 Cash Proceeds under this clause (a)); and1753 (b) with respect to any incurrence or issuance of Indebtedness, the aggregate1754 principal amount actually received in cash by the Borrower or any Restricted Subsidiary1755 in connection therewith, net of direct costs (including legal, accounting and investment1756 banking fees, sales commissions and underwriting discounts). For purposes hereof, “Net1757 Cash Proceeds” includes any cash or Cash Equivalents received upon the disposition of1758 any non-cash consideration received by the Borrower or any Restricted Subsidiary in any1759 Disposition or Involuntary Disposition.1760 “NFIP” has the meaning provided in the definition of Real Estate Collateral1761 Requirements.1762 “Non-Consenting Lender” has the meaning provided in Section 11.13.1763 “Notes” means the Term Notes, the Revolving Credit Notes and the Swingline Notes.1764 “Obligations” means, without duplication, (a) all advances to, and debts, liabilities,1765 obligations, covenants and duties of, any Credit Party arising under any Credit Document or1766 otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those1767 acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter1768 arising and including interest and fees that accrue after the commencement by or against any1769 Credit Party of any proceeding under any Debtor Relief Laws naming such Person as the debtor1770 in such proceeding, regardless of whether such interest and fees are allowed claims in such1771 proceeding (the “Loan Obligations”), (b) all obligations under any Swap Contract between the1772 Borrower or any Restricted Subsidiary, on the one hand, and any Agent, Lender or Affiliate of an1773 Agent or Lender or any Person that was an Agent, a Lender or an Affiliate of an Agent or Lender1774 on the date such transaction was entered into, on the other hand, to the extent such Swap1775 Contract is permitted hereunder, including the Swap Obligations between such parties but1776 excluding the Excluded Swap Obligations (the “Swap Contract Obligations”) and (c) all1777 obligations under any Treasury Management Agreement between the Borrower or any Restricted1778 Subsidiary, on the one hand, and any Agent, Lender or Affiliate of an Agent or Lender or any1779 Person that was an Agent, a Lender or an Affiliate of an Agent or Lender on the date such1780 transaction was entered into, on the other hand (the “Treasury Management Obligations”).1781 “OID” means original issue discount.1782 “Organization Documents” means, (a) with respect to any corporation, the certificate or1783 articles of incorporation and the bylaws (or equivalent or comparable constitutive documents1784 with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the1785 certificate or articles of formation or organization and the operating agreement; and (c) with1786

42 55802528_20 respect to any partnership, joint venture, trust or other form of business entity, the partnership,1787 joint venture or other applicable agreement of formation or organization and any agreement,1788 instrument, filing or notice with respect thereto filed in connection with its formation or1789 organization with the applicable Governmental Authority in the jurisdiction of its formation or1790 organization and, if applicable, any certificate or articles of formation or organization of such1791 entity.1792 “Other Taxes” means all present or future stamp, court, documentary, intangible,1793 recording, filing or similar Taxes arising from any payment made hereunder or under any other1794 Credit Document or from the execution, delivery or enforcement of, or otherwise with respect to,1795 this Credit Agreement or any other Credit Document, except any such Taxes imposed by a1796 jurisdiction with which the Lender has a connection described in clause (a)(ii) of the definition of1797 Excluded Taxes with respect to an assignment or grant of participation (other than assignment or1798 designation of a new office made pursuant to Section 3.06 or Section 11.13).1799 “Outstanding Amount” means (i) with respect to any Loans on any date, the aggregate1800 outstanding principal amount thereof after giving effect to any borrowings and prepayments or1801 repayments of such Loans occurring on such date; and (ii) with respect to any L/C Obligations1802 on any date, the Dollar Equivalent of the aggregate outstanding amount of such L/C Obligations1803 on such date after giving effect to any L/C Credit Extension occurring on such date and any other1804 changes in the aggregate amount of the L/C Obligations as of such date, including as a result of1805 any reimbursements by the Borrower of L/C Unreimbursed Amounts.1806 “Overnight Rate” means, for any day, (a) with respect to any amount denominated in1807 Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the1808 Administrative Agent, the L/C Issuer, or the Swingline Lender, as the case may be, in1809 accordance with banking industry rules on interbank compensation, and (b) with respect to any1810 amount denominated in an Alternative Currency, an overnight rate determined by the L/C Issuer,1811 as the case may be, in accordance with banking industry rules on interbank compensation.1812 “Participant” has the meaning provided in Section 11.06(d).1813 “Participant Register” has the meaning provided in Section 11.06(e).1814 “Participating Member State” means any member state of the European Union that1815 adopts or has adopted the Euro as its lawful currency in accordance with legislation of the1816 European Union relating to Economic and Monetary Union.1817 1818 “Payment Conditions” means, at any time of determination, calculated on a Pro Forma1819 Basis giving effect to the transactions for which Payment Conditions need to be satisfied (and1820 including any transactions contemplated in connection therewith), (i) the Consolidated Total Net1821 Leverage Ratio does not exceed 2.50:1.00, (ii) the Borrower has minimum pro forma Liquidity1822 of at least $25,000,000 and (iii) no Event of Default has occurred and is continuing or would1823 result from such transactions.1824 “PBGC” means the Pension Benefit Guaranty Corporation.1825

43 55802528_20 “Pension Plan” means any “employee pension benefit plan” (as such term is defined in1826 Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA1827 and is sponsored or maintained by a Credit Party or any ERISA Affiliate or to which a Credit1828 Party or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a1829 multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions1830 at any time during the immediately preceding five plan years.1831 “Perfection Certificate” means the perfection certificate substantially in the form of1832 Exhibit 1.01-1.1833 “Permitted Acquisition” means any Investment of the type described in Section 8.02(f).1834 “Permitted Liens” means Liens permitted pursuant to Section 8.011835 “Permitted Refinancing” means, with respect to any Person, any modification,1836 refinancing, refunding, renewal or extension of any Indebtedness of such Person; provided that (i)1837 the principal amount (or accreted value, if applicable) thereof does not exceed the principal1838 amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded,1839 renewed or extended except by an amount equal to any interest capitalized, any premium or other1840 reasonable amount paid, and fees and expenses reasonably incurred, in connection with such1841 modification, refinancing, refunding, renewal or extension; (ii) such modification, refinancing,1842 refunding, renewal or extension has a final maturity date equal to or later than the final maturity1843 date of, and has a weighted average life to maturity equal to or longer than the weighted average1844 life to maturity of, the Indebtedness being modified, refinanced, refunded, renewed or extended;1845 (iii) if the Indebtedness being modified, refinanced, refunded, renewed or extended is1846 subordinated in right of payment to the Obligations, such modification, refinancing, refunding,1847 renewal or extension is subordinated in right of payment to the Obligations on terms at least as1848 favorable, taken as a whole, to the Lenders as those contained in the documentation governing1849 the Indebtedness being modified, refinanced, refunded, renewed or extended; (iv) at the time of1850 such modification, refinancing, refunding, renewal or extension, no Event of Default shall have1851 occurred and be continuing; (v) if such Indebtedness being modified, refinanced, refunded,1852 renewed or extended is secured, the terms and conditions relating to collateral of any such1853 modified, refinanced, refunded, renewed or extended Indebtedness, taken as a whole, are not1854 materially less favorable to the Credit Parties or the Lenders than the terms and conditions with1855 respect to the collateral for the Indebtedness being modified, refinanced, refunded, renewed or1856 extended, taken as a whole (and the Liens on any Collateral securing any such modified,1857 refinanced, refunded, renewed or extended Indebtedness shall have the same (or lesser) priority1858 as the Indebtedness being modified, refinanced, refunded, renewed or extended relative to the1859 Liens on the Collateral securing the Obligations; (vi) the terms and conditions (excluding any1860 subordination, pricing, fees, rate floors, discounts, premiums and optional prepayment or1861 redemption terms) of any such modified, refinanced, refunded, renewed or extended1862 Indebtedness, taken as a whole, shall not be materially less favorable to the Credit Parties than1863 the Indebtedness being modified, refinanced, refunded, renewed or extended, except for1864 covenants or other provisions applicable only to periods after the Latest Maturity Date; and (vii)1865 such modification, refinancing, refunding, renewal or extension is incurred by the Person who is1866 the obligor on the Indebtedness being modified, refinanced, refunded, renewed or extended. Any1867 reference to a Permitted Refinancing in this Agreement or any other Credit Document shall be1868

44 55802528_20 interpreted to mean (a) a Permitted Refinancing of the subject Indebtedness and (b) any further1869 refinancing constituting a Permitted Refinancing of the Indebtedness resulting from a prior1870 Permitted Refinancing.1871 “Person” means any natural person, corporation, limited liability company, trust, joint1872 venture, association, company, partnership, Governmental Authority or other entity.1873 “Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of1874 ERISA), including any Pension Plan (but excluding any Multiemployer Plan), that is subject to1875 ERISA and that is maintained or sponsored by a Credit Party or, with respect to any such plan1876 that is subject to Section 412 of the Internal Revenue Code or Title IV of ERISA, is maintained1877 or sponsored by any ERISA Affiliate.1878 “Platform” has the meaning provided in Section 7.02.1879 “Pre-Closing Equity Offering” means the public offering and sale by the Borrower of1880 Capital Stock consummated on April 13, 2016.1881 “Prime Rate” means the rate of interest in effect for such day as publicly announced1882 from time to time by Bank of America as its “prime rate.” The “prime rate” is a rate set by Bank1883 of America based upon various factors including Bank of America’s costs and desired return,1884 general economic conditions and other factors, and is used as a reference point for pricing some1885 loans, which may be priced at, above, or below such announced rate. Any change in the “prime1886 rate” announced by Bank of America shall take effect at the opening of business on the day1887 specified in the public announcement of such change.1888 “Pro Forma Basis,” “pro forma basis,” “Pro Forma Effect” and “pro forma effect”1889 means, for purposes of calculating compliance with the Financial Covenants or any other1890 financial ratio or tests (including in connection with Specified Transactions), such calculation1891 shall be made in accordance with Section 1.07.1892 “Pro Forma Financial Statements” means the pro forma balance sheet and related pro1893 forma statement of income of the Borrower and its Subsidiaries (including the Target) as of and1894 for the twelve-month period ending on the last day of the most recently completed four-fiscal1895 quarter period of the Borrower ended at least 45 days prior to the Closing Date, prepared after1896 giving effect to the Transactions as if the Transactions had occurred as of such date (in the case1897 of such balance sheet) or at the beginning of such period (in the case of the statement of income).1898 “Projections” has the meaning provided in Section 7.02(b).1899 “Property” means an interest of any kind in any property or asset, whether real, personal1900 or mixed, and whether tangible or intangible.1901 “Public Lender” has the meaning provided in Section 7.02.1902 “Qualified ECP Guarantor” means, in respect of any Swap Obligation, the Borrower1903 and each Guarantor that has total assets exceeding $10,000,000 at the time the relevant guaranty1904 or grant of the relevant security interest becomes effective with respect to such Swap Obligation1905

45 55802528_20 or such other person as constitutes an “eligible contract participant” under the Commodity1906 Exchange Act or any regulations promulgated thereunder and can cause another person to1907 qualify as an “eligible contract participant” at such time by entering into a keepwell under1908 Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.1909 “Qualified Stock” means any Capital Stock that is not Disqualified Stock.1910 “Quarterly Financial Statements” has the meaning specified in the definition of1911 Historical Financial Statements.1912 “Ratio Debt” has the meaning provided in Section 8.03(g).1913 “Real Estate Collateral Requirements” means the requirements that the Borrower shall,1914 and shall cause each other Credit Party to, deliver to the Administrative Agent:1915 (a) a Mortgage with respect to each Mortgaged Property together with1916 evidence such Mortgage has been duly executed, acknowledged and delivered by a duly1917 authorized officer of the applicable Credit Party thereto on or before such date and is in1918 form suitable for filing and recording in all filing or recording offices that the1919 Administrative Agent may deem necessary in order to create a valid and subsisting1920 perfected Lien, excepting only Permitted Liens, on the property described therein in favor1921 of the Administrative Agent and that all filing and recording taxes and fees have been1922 paid or otherwise provided for in a manner reasonably satisfactory to the Administrative1923 Agent (notwithstanding any provision in this Credit Agreement to the contrary, if a1924 mortgage tax would otherwise be owed on the entire amount of the indebtedness1925 evidenced thereby, then the amount secured by the Mortgage shall be limited to the fair1926 market value of the Mortgaged Property at the time the Mortgage is entered into if such1927 limitation results in such mortgage tax being calculated based upon such fair market1928 value);1929 (b) fully paid American Land Title Association Lender’s title insurance1930 policies (the “Mortgage Policies”), in form and substance and in amounts reasonably1931 acceptable to the Administrative Agent, with endorsements to be agreed upon by the1932 Administrative Agent and the Borrower, and coinsurance or direct access reinsurance1933 (only to the extent required by the Title Agent), issued, coinsured or reinsured by First1934 American Title Insurance Company, Chicago Title Insurance Company or another title1935 insurer reasonably acceptable to the Administrative Agent (the “Title Agent”) but only to1936 the extent such endorsements are (i) available in the relevant jurisdiction and (ii)1937 available at commercially reasonable rates, insuring the Mortgages for the Mortgaged1938 Property to be valid and subsisting perfected Liens on the property described therein, free1939 and clear of all Liens, excepting only Permitted Liens;1940 (c) a zoning report in lieu of a zoning endorsement with respect to each of the1941 Mortgaged Properties.1942 (d) An ALTA survey in a form and substance reasonably acceptable to the1943 Administrative Agent or such existing survey together with a no-change affidavit1944 sufficient for the Title Agent to remove all standard survey exceptions from the Mortgage1945

46 55802528_20 Policy related to such Mortgaged Property and issue the endorsements required in (b)1946 above.1947 (e) the Administrative Agent shall have received the following documents1948 (collectively, the “Flood Documents”): (i) a completed standard “life of loan” flood1949 hazard determination form (a “Flood Determination Form”), (ii) if the improvement(s)1950 to the applicable improved Mortgaged Property is located in a special flood hazard area, a1951 notification to the Borrower (“Borrower Notice”) and (if applicable) notification to the1952 Borrower that flood insurance coverage under the National Flood Insurance Program1953 (“NFIP”) is not available because the community does not participate in the NFIP, (iii)1954 documentation evidencing the Borrower’s receipt of the Borrower Notice (e.g., a1955 countersigned Borrower Notice, return receipt of certified U.S. Mail, or overnight1956 delivery), and (iv) if the Borrower Notice is required to be given and flood insurance is1957 available in the community in which the property is located, a copy of one of the1958 following: the flood insurance policy, the applicable Credit Party’s application for a1959 flood insurance policy plus proof of premium payment, a declaration page confirming1960 that flood insurance has been issued, or such other evidence of flood insurance as1961 required by the applicable Flood Laws and otherwise reasonably satisfactory to the1962 Administrative Agent (any of the foregoing being “Evidence of Flood Insurance”);1963 (f) favorable customary opinions of local counsel to the Credit Parties in1964 states in which the Mortgaged Property is located, with respect to the power and authority1965 of the applicable Credit Parties to execute the Mortgages, the due execution and delivery1966 of the Mortgages, enforceability and perfection of the Mortgages and any related fixture1967 filings, in form and substance reasonably satisfactory to the Administrative Agent;1968 (g) if requested by the Administrative Agent and required to comply with the1969 Federal Financial Institutions Reform, Recovery and Enforcement Act of 1989, as1970 amended, an appraisal of each of the properties described in the Mortgages;1971 (h) evidence that all other actions or documents reasonably requested by the1972 Administrative Agent, that are necessary in order to create valid and subsisting Liens on1973 the property described in the Mortgage for the applicable Mortgaged Property, have been1974 taken or delivered, as applicable; and1975 (i) evidence that all reasonable and documented fees, costs and expenses have1976 been paid in connection with the preparation, execution, filing and recordation of the1977 Mortgages for the Mortgaged Properties, including reasonable and documented attorneys’1978 fees, filing and recording fees, title insurance company coordination fees, documentary1979 stamp, mortgage and intangible taxes and title search charges and other charges incurred1980 in connection with the recordation of the Mortgages and the other matters discussed in1981 the definition of Real Estate Collateral Requirements.1982 “Refinanced Debt” has the meaning provided in Section 2.20(a).1983 “Refinancing” has the meaning provided in Section 5.01(l).1984 “Refinancing Amendment” has the meaning provided in Section 2.20(d).1985

47 55802528_20 “Refinancing Commitments” means, collectively, the Refinancing Revolving1986 Commitments and the Refinancing Term Commitments.1987 “Refinancing Equivalent Debt” has the meaning provided in Section 8.03(r).1988 “Refinancing Facilities” means (a) with respect to any Class of Revolving Credit1989 Commitments or Revolving Credit Loans, Refinancing Revolving Commitments or Refinancing1990 Revolving Loans and (b) with respect to any Class of Term Loans, Refinancing Term Loans.1991 “Refinancing Facility Closing Date” has the meaning provided in Section 2.20(c).1992 “Refinancing Lender” means a Refinancing Revolving Lender or a Refinancing Term1993 Lender, as applicable.1994 “Refinancing Loans” has the meaning provided in Section 2.20(b).1995 “Refinancing Revolving Commitments” means one or more new Classes of Revolving1996 Credit Commitments established pursuant to a Refinancing Amendment in accordance with1997 Section 2.20.1998 “Refinancing Revolving Lender” means any Lender providing a Refinancing Revolving1999 Loan or a Refinancing Revolving Commitment in accordance with Section 2.20.2000 “Refinancing Revolving Loan” has the meaning provided in Section 2.20(b).2001 “Refinancing Term Commitment” means the commitment of any Lender to provide2002 one or more new Classes of Refinancing Term Loans established pursuant to a Refinancing2003 Amendment in accordance with Section 2.20.2004 “Refinancing Term Lender” means any Lender providing a Refinancing Term Loan in2005 accordance with Section 2.20.2006 “Refinancing Term Loans” has the meaning provided in Section 2.20(b).2007 “Register” has the meaning provided in Section 11.06(c).2008 “Related Parties” means, with respect to any Person, such Person’s Affiliates and the2009 partners, directors, officers, employees, agents, trustees and advisors of such Person and of such2010 Person’s Affiliates.2011 “Release” means any release, spill, emission, leaking, dumping, injection, pouring,2012 deposit, disposal, discharge, dispersal, leaching or migration into or through the Environment or2013 within, from or into any building, structure, facility or fixture.2014 “Reorganization Plan” has the meaning set forth in Section 11.06(k).2015 “Replaced Term Loans” has the meaning provided in Section 11.01.2016 “Replacement Term Loans” has the meaning provided in Section 11.01.2017

48 55802528_20 “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA,2018 other than events for which the notice period has been waived under applicable regulations.2019 “Request for Credit Extension” means (a) with respect to a Borrowing of Loans2020 (including Swingline Loans) or the conversion or continuation of Loans, a Loan Notice and (b)2021 with respect to an L/C Credit Extension, an L/C Application.2022 “Required Facility Lenders” means (a) with respect to the Term Loan Facility, the2023 Required Term Lenders and (ii) with respect to the Revolving Credit Facility, the Required2024 Revolving Credit Lenders.2025 “Required Lenders” means, as of any date of determination, Lenders having more than2026 50% of the Aggregate Commitments or, if the Commitments shall have expired or been2027 terminated, Lenders holding more than 50% of the aggregate principal amount of Loan2028 Obligations (including, in each case, the aggregate principal amount of each Revolving Credit2029 Lender’s risk participation and funded participation in L/C Obligations and Swingline Loans);2030 provided that the Commitments of, and the portion of the Loan Obligations held by, any2031 Defaulting Lender shall be excluded for purposes of making a determination of Required2032 Lenders.2033 “Required Revolving Credit Lenders” means, as of any date of determination,2034 Revolving Credit Lenders having more than 50% of the Aggregate Revolving Credit2035 Commitments or, if the Revolving Credit Commitments shall have expired or been terminated,2036 Revolving Credit Lenders holding more than 50% of the aggregate principal amount of2037 Revolving Credit Obligations (including, in each case, the aggregate principal amount of each2038 Revolving Credit Lender’s risk participation and funded participation in L/C Obligations and2039 Swingline Loans); provided that the Revolving Credit Commitments of, and the portion of2040 Revolving Credit Obligations held by, any Defaulting Lender shall be excluded for purposes of2041 making a determination of Required Revolving Credit Lenders.2042 “Required Term Lenders” means, as of any date of determination, Term Lenders2043 holding more than 50% of the Term Loan Facility on such date; provided that the portion of the2044 Term Loan Facility held by any Defaulting Lender shall be excluded for purposes of making a2045 determination of Required Term Lenders.2046 “Resignation Effective Date” shall have the meaning provided in Section 10.06(a).2047 “Responsible Officer” means an officer functioning as the chief executive officer, chief2048 operating officer, president, vice president, chief financial officer, chief accounting officer, chief2049 legal officer, treasurer, assistant treasurer, controller or secretary of a Credit Party or such other2050 Person as is authorized in writing to act on behalf of such Credit Party or, solely for purposes of2051 notices given pursuant to Article II, any other officer or employee of the applicable Credit Party2052 designated in or pursuant to an agreement between the applicable Credit Party and the2053 Administrative Agent. Any document delivered hereunder that is signed by a Responsible2054 Officer of a Credit Party shall be conclusively presumed to have been authorized by all necessary2055 corporate, partnership and/or other action on the part of such Credit Party and such Responsible2056 Officer shall be conclusively presumed to have acted on behalf of such Credit Party. All2057

49 55802528_20 references to a “Responsible Officer” hereunder shall refer to a Responsible Officer of the2058 Borrower unless the context otherwise requires.2059 “Restricted Cash” means cash and Cash Equivalents which are listed as “Restricted” on2060 the consolidated balance sheet of the Borrower and its Restricted Subsidiaries.2061 “Restricted Payment” means any dividend or other distribution (whether in cash,2062 securities or other property) by the Borrower in respect of its Capital Stock, or any payment2063 (whether in cash, securities or other property) including any sinking fund payment or similar2064 deposit, for or on account of the purchase, redemption, retirement, defeasance, acquisition,2065 cancellation or termination of any Capital Stock of the Borrower or its Restricted Subsidiaries or2066 any option, warrant or other right to acquire any such Capital Stock of the Borrower or its2067 Restricted Subsidiaries; provided that a transaction with an Affiliate shall not be a Restricted2068 Payment pursuant to this definition solely because such transaction involves such Affiliate.2069 “Restricted Subsidiary” means any Subsidiary of the Borrower other than an2070 Unrestricted Subsidiary.2071 “Revaluation Date” means with respect to any Letter of Credit, each of the following:2072 (i) each date of issuance, amendment and/or extension of a Letter of Credit denominated in an2073 Alternative Currency, (ii) each date of any payment by the L/C Issuer under any Letter of Credit2074 denominated in an Alternative Currency, (iii) in the case of all Existing Letters of Credit2075 denominated in Alternative Currencies, the Closing Date, and (iv) such additional dates as the2076 Administrative Agent or the L/C Issuer shall determine. Once the Spot Rate is revalued by the2077 L/C Issuer it will advise the Borrower of the new Spot Rate.2078 2079 “Revolving Credit Borrowing” means a borrowing consisting of Revolving Credit2080 Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest2081 Period made by each of the Revolving Credit Lenders pursuant to Section 2.01(b).2082 “Revolving Credit Commitment” means, for each Revolving Credit Lender, the2083 commitment of such Revolving Credit Lender to make Revolving Credit Loans (and to share in2084 Revolving Credit Obligations) hereunder pursuant to Section 2.01(b) in an aggregate principal2085 amount at any one time outstanding not to exceed the amount set forth opposite such Revolving2086 Credit Lender’s name on Schedule 2.01 under the caption “Revolving Credit Commitment” or2087 opposite such caption in the Assignment and Assumption pursuant to which such Revolving2088 Credit Lender becomes a party hereto, as applicable, as such amount may be adjusted from time2089 to time in accordance with this Credit Agreement.2090 “Revolving Credit Facility” means, at any time, the aggregate amount of Revolving2091 Credit Commitments at such time.2092 “Revolving Credit Lender” means, at any time, any Lender that has a Revolving Credit2093 Commitment at such time.2094 “Revolving Credit Loan” has the meaning provided in Section 2.01(b).2095

50 55802528_20 “Revolving Credit Note” means a promissory note made by the Borrower in favor of a2096 Revolving Credit Lender evidencing Revolving Credit Loans made by such Revolving Credit2097 Lender, substantially in the form of Exhibit 2.13-1.2098 “Revolving Credit Obligations” means the Revolving Credit Loans, the L/C Obligations2099 and the Swingline Loans.2100 “Revolving Termination Date” means the date that is five years following the Closing2101 Date; provided that if such date is not a Business Day, the Revolving Termination Date shall be2102 the immediately preceding Business Day.2103 “Rupees” means the lawful currency of India.2104 “S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-2105 Hill Companies, Inc., and any successor thereto.2106 “SEC” means the Securities and Exchange Commission, or any Governmental Authority2107 succeeding to any of its principal functions.2108 “Secured Obligations” has the meaning provided in the Security Agreement.2109 “Secured Parties” has the meaning provided in the Security Agreement.2110 “Securities Act” means the Securities Act of 1933, as amended.2111 “Security Agreement” means, collectively, (a) the security agreement dated as of the2112 Closing Date given by the Credit Parties party thereto, as grantors, to the Collateral Agent to2113 secure the Obligations substantially in the form of Exhibit 1.01-2 and (b) any other security2114 agreement in favor of the Collateral Agent to secure all or some portion of the Obligations that2115 may be given by any Person pursuant to the terms hereof.2116 “Solvency Certificate” means a Solvency Certificate substantially in the form of Exhibit2117 5.01(j).2118 “Solvent” means with respect to the Borrower and its Restricted Subsidiaries that2119 (a) after giving effect to the Transactions on or prior to the Closing Date both (i) the fair value of2120 the assets of the Borrower and its Restricted Subsidiaries, on a consolidated basis, exceeds, on a2121 consolidated basis, their debts and liabilities, subordinated, contingent or otherwise and (ii) the2122 present fair salable value of the property of the Borrower and its Restricted Subsidiaries, on a2123 consolidated basis, is greater than the amount that will be required to pay the probable liability,2124 on a consolidated basis, of their debts and other liabilities, subordinated, contingent or otherwise,2125 as such debts and other liabilities become absolute and matured, (b) after giving effect to the2126 incurrence of the initial Credit Extension under this Credit Agreement on the Closing Date and2127 the consummation of the Transactions on the Closing Date, the Borrower and its Restricted2128 Subsidiaries, on a consolidated basis, are able to pay their debts and liabilities, subordinated,2129 contingent or otherwise, as such liabilities become absolute and matured, and (c) the incurrence2130 of the initial Credit Extension under this Credit Agreement on the Closing Date and the2131 consummation of the Transactions on the Closing Date, on a Pro Forma Basis, the Borrower and2132

51 55802528_20 its Restricted Subsidiaries, on a consolidated basis, are not engaged in, and are not about to2133 engage in, business for which they have unreasonably small capital. For purposes of this2134 definition, the amount of any contingent liability at any time shall be computed as the amount2135 that would reasonably be expected to become an actual and matured liability.2136 “Specified Real Property” means any fee interest of a Credit Party in owned real2137 property acquired after the Closing Date and located in the United States with a fair market value2138 (as determined by the Borrower (acting reasonably and in good faith)) in excess of $5,000,000 at2139 the time of such acquisition.2140 “Specified Representations” means the representations with respect to the Borrower and2141 the Guarantors set forth in Section 6.01(a), Section 6.01(b)(ii), Section 6.02(a) and (b), Section2142 6.04, Section 6.20, Sections 6.21(a)(ii), 6.21(a)(iii) (only with respect to the use of proceeds of2143 the Loans made on the Closing Date) and 6.21(b) (only with respect to the use of proceeds of the2144 Loans made on the Closing Date), Section 6.15, and Section 6.18 (subject to Permitted Liens and2145 the proviso at the end of Section 5.01(d)).2146 “Specified Transaction” means (v) any Investment that results in a Person becoming a2147 Restricted Subsidiary, (w) any designation of a Subsidiary as a Restricted Subsidiary or an2148 Unrestricted Subsidiary, (x) any Permitted Acquisition or other Acquisition constituting an2149 Investment permitted under Section 8.02, (y) any Disposition that results in a Restricted2150 Subsidiary ceasing to be a Subsidiary of the Borrower and any Disposition of a business unit,2151 line of business or division of the Borrower or a Restricted Subsidiary, in each case whether by2152 merger, consolidation, amalgamation or otherwise or (z) any incurrence or repayment of2153 Indebtedness, Restricted Payment, Incremental Revolving Commitment, Incremental Revolving2154 Loan or Incremental Term Loan, in each case, that by the terms of this Agreement requires a2155 financial ratio or test to be calculated on a “Pro Forma Basis” or after giving “Pro Forma Effect.”2156 “Spot Rate” for a currency means the rate determined by the L/C Issuer to be the rate2157 quoted by the L/C Issuer as the spot rate for the purchase by the L/C Issuer of such currency with2158 another currency through its principal foreign exchange trading office at approximately 11:002159 a.m. on the date two (2) Business Days prior to the date as of which the foreign exchange2160 computation is made; provided that the L/C Issuer may obtain such spot rate from another2161 financial institution designated by the L/C Issuer if the L/C Issuer does not have as of the date of2162 determination a spot buying rate for any such currency; and provided, further, that the L/C Issuer2163 may use such spot rate quoted on the date as of which the foreign exchange computation is made2164 in the case of any Letter of Credit denominated in an Alternative Currency.2165 “Sterling” means the lawful currency of the United Kingdom.2166 “Subsequent Transaction” has the meaning provided in Section 1.07(e).2167 “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability2168 company or other business entity (i) of which a majority of the shares of securities or other2169 interests having ordinary voting power for the election of directors or other governing body2170 (other than securities or interests having such power only by reason of the happening of a2171 contingency) are at the time beneficially owned by such Person or (ii) the management of which2172

52 55802528_20 is otherwise controlled, directly or indirectly, through one or more intermediaries, by such2173 Person, to the extent such entity’s financial results are required to be included in such Person’s2174 consolidated financial statements under GAAP. Unless otherwise provided, “Subsidiary” shall2175 refer to a Subsidiary of the Borrower.2176 “Successor Company” has the meaning provided in Section 8.04(d).2177 “Support Obligations” means, as to any Person, (a) any obligation, contingent or2178 otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any2179 Indebtedness or other obligation payable or performable by another Person (the “primary2180 obligor”) in any manner, whether directly or indirectly, and including any obligation of such2181 Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or2182 payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or2183 services for the purpose of assuring the obligee in respect of such Indebtedness or other2184 obligation of the payment or performance of such Indebtedness or other obligation, (iii) to2185 maintain working capital, equity capital or any other financial statement condition or liquidity or2186 level of income or cash flow of the primary obligor so as to enable the primary obligor to pay2187 such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any2188 other manner the obligee in respect of such Indebtedness or other obligation of the payment or2189 performance thereof or to protect such obligee against loss in respect thereof (in whole or in part),2190 or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any2191 other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or2192 any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien).2193 The amount of any Support Obligations shall be deemed to be an amount equal to the stated or2194 determinable amount of the related primary obligation, or portion thereof, in respect of which2195 such Support Obligation is made or, if not stated or determinable, the maximum reasonably2196 anticipated liability in respect thereof as determined by the guaranteeing Person in good faith.2197 “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit2198 derivative transactions, forward rate transactions, commodity swaps, commodity options,2199 forward commodity contracts, equity or equity index swaps or options, bond or bond price or2200 bond index swaps or options or forward bond or forward bond price or forward bond index2201 transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor2202 transactions, collar transactions, currency swap transactions, cross-currency rate swap2203 transactions, currency options, spot contracts, or any other similar transactions or any2204 combination of any of the foregoing (including any options to enter into any of the foregoing),2205 whether or not any such transaction is governed by or subject to any master agreement, and (b)2206 any and all transactions of any kind, and the related confirmations, that are subject to the terms2207 and conditions of, or governed by, any form of master agreement published by the International2208 Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement,2209 or any other master agreement (any such master agreement, together with any related schedules,2210 a “Master Agreement”), including any such obligations or liabilities under any Master2211 Agreement.2212 “Swap Obligation” means, with respect to any Guarantor, any obligation to pay or2213 perform under any agreement, contract or transaction that constitutes a “swap” within the2214 meaning of section 1a(47) of the Commodity Exchange Act.2215

53 55802528_20 “Swap Termination Value” means, in respect of any one or more Swap Contracts, after2216 taking into account the effect of any legally enforceable netting agreement relating to such Swap2217 Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and2218 termination values determined in accordance therewith, such termination values, and (b) for any2219 date prior to the date referenced in clause (a), the amounts determined as the mark-to-market2220 values for such Swap Contracts, as determined based upon one or more mid-market or other2221 readily available quotations provided by any recognized dealer in such Swap Contracts (which2222 may include a Lender or any Affiliate of a Lender).2223 “Swingline Borrowing” means a borrowing of a Swingline Loan pursuant to2224 Section 2.01(d).2225 “Swingline Lender” means Bank of America, in its capacity as the Swingline Lender,2226 together with any successor in such capacity.2227 “Swingline Loan” has the meaning provided in Section 2.01(d).2228 “Swingline Note” means the promissory note made by the Borrower in favor of the2229 Swingline Lender, evidencing Swingline Loans made by the Swingline Lender, substantially in2230 the form of Exhibit 2.13-2.2231 “Swingline Sublimit” has the meaning provided in Section 2.01(d).2232 “Target” has the meaning provided in the preliminary statements hereto.2233 “Target Material Adverse Effect” means a “Material Adverse Effect” as defined in the2234 Acquisition Agreement.2235 “Taxes” means all present or future taxes, levies, imposts, duties, deductions,2236 withholdings (including backup withholding), assessments, fees or other charges imposed by any2237 Governmental Authority, including any interest, additions to tax or penalties applicable thereto.2238 “Term Borrowing” means a borrowing consisting of simultaneous Term Loans of the2239 same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made2240 by each of the Term Lenders pursuant to Section 2.01(a).2241 “Term Commitment” means, for each Term Lender, the commitment of such Term2242 Lender to make Term Loans hereunder pursuant to Section 2.01(a) in an aggregate principal2243 amount at any one time outstanding not to exceed the amount set forth opposite such Term2244 Lender’s name on Schedule 2.01 under the caption “Term Commitment” or opposite such2245 caption in the Assignment and Assumption pursuant to which such Term Lender becomes a party2246 hereto, as applicable, as such amount may be adjusted from time to time in accordance with the2247 terms of this Credit Agreement.2248 “Term Loan” means an advance made by any Term Lender under the Term Loan2249 Facility.2250

54 55802528_20 “Term Loan Facility” means, (a) at any time on or prior to the Closing Date, the2251 aggregate principal amount of Term Commitments of all Term Lenders at such time and (b) at2252 any time after the Closing Date, the aggregate principal amount of the Term Loans of all Term2253 Lenders outstanding at such time.2254 “Term Lender” means (a) at any time on or prior to the Closing Date, any Lender that2255 has a Term Commitment at such time and (b) at any time after the Closing Date, any Lender that2256 holds Term Loans at such time.2257 “Term Note” means a promissory note made by the Borrower in favor of a Term Lender2258 evidencing Term Loans made by such Term Lender, substantially in the form of Exhibit 2.13-3.2259 “Test Period” means, for any date of determination under this Agreement, the four2260 consecutive fiscal quarters of the Borrower most recently ended as of such date of determination.2261 “Title Agent” has the meaning provided in the definition of Real Estate Collateral2262 Requirements.2263 “Total Assets” means the total assets of the Borrower and the Restricted Subsidiaries on2264 a consolidated basis in accordance with GAAP, as shown on the most recent balance sheet of the2265 Borrower delivered pursuant to Section 7.01(a) or (b) (and, in the case of any determination2266 relating to any transaction, on a Pro Forma Basis including any property or assets being acquired2267 or disposed of in connection therewith) or, for the period prior to the time any such statements2268 are so delivered pursuant to Section 7.01(a) or (b), the Pro Forma Financial Statements.2269 “Transactions” means, collectively, (a) the Microsemi Acquisition and the other related2270 transactions contemplated by the Acquisition Agreement, together with, for the avoidance of2271 doubt, the funding of any ordinary course working capital needs and working capital adjustments2272 under the Acquisition Agreement, (b) the Pre-Closing Equity Offering, (c) the Refinancing, (d)2273 the entering into of this Credit Agreement and the making of the Loans and other Credit2274 Extensions hereunder.2275 “Transaction Expenses” means any fees or expenses incurred or paid by the Borrower2276 or any of its Subsidiaries in connection with the Transactions (including expenses in connection2277 with close-out fees in connection with the termination of hedging transactions, if any, and2278 payments to officers, employees and directors as change of control payments, severance2279 payments, special or retention bonuses and charges for repurchase or rollover of, or2280 modifications to, stock options and/or restricted stock), this Agreement and the other Credit2281 Documents and the transactions contemplated hereby and thereby.2282 “Treasury Management Agreement” means any agreement governing the provision of2283 treasury or cash management services, including deposit accounts, overnight draft, credit cards,2284 debit cards, p-cards (including purchasing cards and commercial cards), funds transfer,2285 automated clearinghouse, zero balance accounts, returned check concentration, controlled2286 disbursement, lockbox, account reconciliation and reporting and trade finance services and other2287 cash management services.2288

55 55802528_20 “Type” means, with respect to any Revolving Credit Loan, its character as a Base Rate2289 Loan or a Eurocurrency Rate Loan.2290 “UCC” means the Uniform Commercial Code in effect in any applicable jurisdiction2291 from time to time.2292 “Unfunded Pension Liability” means the excess of a Pension Plan’s benefit liabilities2293 under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets,2294 determined in accordance with the assumptions used for funding the Pension Plan for purposes2295 of Section 430 of the Internal Revenue Code for the applicable plan year.2296 “United States” or “U.S.” means the United States of America.2297 “Unrestricted Subsidiary” means any Subsidiary of the Borrower designated by the2298 Board of Directors of the Borrower as an Unrestricted Subsidiary pursuant to Section 7.142299 subsequent to the Closing Date.2300 “Weighted Average Life to Maturity” means, when applied to any Indebtedness at any2301 date, the number of years obtained by dividing: (i) the sum of the products obtained by2302 multiplying (a) the amount of each then remaining scheduled installment, sinking fund, serial2303 maturity or other required scheduled payments of principal, including payment at final scheduled2304 maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth)2305 that will elapse between such date and the making of such payment; by (ii) the then outstanding2306 principal amount of such Indebtedness; provided that the effects of any prepayments made on2307 such Indebtedness shall be disregarded in making such calculation.2308 “Wholly Owned Subsidiary” means, with respect to any direct or indirect Subsidiary of2309 any Person, that 100% of the Capital Stock with ordinary voting power issued by such2310 Subsidiary (other than directors’ qualifying shares and investments by foreign nationals2311 mandated by applicable Law) is beneficially owned, directly or indirectly, by such Person.2312 “Write-Down and Conversion Powers” means, with respect to any EEA Resolution2313 Authority, the write-down and conversion powers of such EEA Resolution Authority from time2314 to time under the Bail-In Legislation for the applicable EEA Member Country, which write-2315 down and conversion powers are described in the EU Bail-In Legislation Schedule.2316 “Yen” means the lawful currency of Japan.2317 Section 1.02. Interpretive Provisions. With reference to this Credit Agreement and each2318 other Credit Document, unless otherwise specified herein or in such other Credit Document:2319 (a) The definitions of terms herein shall apply equally to the singular and2320 plural forms of the terms defined. Whenever the context may require, any pronoun shall include2321 the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and2322 “including” shall be deemed to be followed by the phrase “without limitation.” The word “will”2323 shall be construed to have the same meaning and effect as the word “shall.” Unless the context2324 requires otherwise, (i) any definition of or reference to any agreement, instrument or other2325 document (including any Organization Document) shall be construed as referring to such2326

56 55802528_20 agreement, instrument or other document as from time to time amended, supplemented or2327 otherwise modified (subject to any restrictions on such amendments, supplements or2328 modifications set forth herein or in any other Credit Document), (ii) any reference herein to any2329 Person shall be construed to include such Person’s successors and assigns, (iii) the words2330 “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any2331 Credit Document, shall be construed to refer to such Credit Document in its entirety and not to2332 any particular provision thereof, (iv) all references in a Credit Document to “Articles,”2333 “Sections,” “Exhibits” and “Schedules” shall be construed to refer to articles and sections of, and2334 exhibits and schedules to, the Credit Document in which such references appear, (v) any2335 reference to any law shall include all statutory and regulatory provisions consolidating,2336 amending, replacing or interpreting such law and any reference to any law or regulation shall,2337 unless otherwise specified, refer to such law or regulation as amended, modified or2338 supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to2339 have the same meaning and effect and to refer to any and all assets and property of whatever2340 kind, real and personal, tangible and intangible, including cash, securities, accounts and contract2341 rights.2342 (b) In the computation of periods of time from a specified date to a later2343 specified date, the word “from” means “from and including”; the words “to” and “until” each2344 mean “to but excluding”; and the word “through” means “to and including.”2345 (c) Section headings herein and in the other Credit Documents are included2346 for convenience of reference only and shall not affect the interpretation of this Credit Agreement2347 or any other Credit Document.2348 (d) For purposes of determining compliance with any Section of Article 8 at2349 any time, in the event that any Lien, Investment, Indebtedness (whether at the time of incurrence2350 or upon application of all or a portion of the proceeds thereof) (subject to the third to last2351 paragraph in Section 8.03), Disposition, Restricted Payment, Affiliate transaction, Contractual2352 Obligation or prepayment of Indebtedness meets the criteria of one or more than one of the2353 categories of transactions permitted pursuant to any clause of such Sections, such transaction (or2354 portion thereof) at any time shall be permitted under one or more of such clauses as determined2355 by the Borrower in its sole discretion at such time.2356 Section 1.03. Accounting Terms and Provisions. All accounting terms not specifically2357 or completely defined herein shall be construed in conformity with, and all financial data2358 (including financial ratios and other financial calculations) required to be submitted pursuant to2359 this Credit Agreement shall be prepared in conformity with, GAAP applied on a consistent basis,2360 as in effect from time to time. Notwithstanding any changes in GAAP after the Closing Date,2361 any lease of the Credit Parties and their Subsidiaries that would be characterized as an operating2362 lease under GAAP in effect on the Closing Date (whether such lease is entered into before or2363 after the Closing Date) shall not constitute Indebtedness, Attributable Indebtedness or a2364 Capitalized Lease under this Agreement or any Credit Document as a result of such changes in2365 GAAP.2366

57 55802528_20 (a) Notwithstanding any provision herein to the contrary, determinations of (i)2367 the applicable pricing level under the definition of “Applicable Percentage” and (ii) compliance2368 with the Financial Covenants shall be made on a Pro Forma Basis.2369 (b) If at any time after the Closing Date any change in GAAP or in the2370 consistent application thereof would affect the operation of any provision set forth in any Credit2371 Document, and either the Borrower or the Required Lenders requests an amendment to eliminate2372 the effect of any such change, regardless whether such request is given before or after such2373 change in GAAP or in the consistent application thereof, then until such request shall have been2374 withdrawn or such provision amended in accordance herewith, (i) such provision shall continue2375 to be interpreted in accordance with GAAP prior to such change therein and (ii) the Borrower2376 will provide, or cause to be provided, to the Administrative Agent and the Lenders, financial2377 statements and related certificates and documents required hereunder or hereby as reasonably2378 requested setting forth a reconciliation between calculations of such ratios or requirements made2379 before and after giving effect to such changes in GAAP.2380 (c) With respect to any subject transaction that was permitted under any2381 provision of this Agreement by reference to a basket based on a percentage of Total Assets, the2382 permissibility of such subject transaction shall not be affected by any subsequent fluctuations in2383 Total Assets.2384 Section 1.04. Rounding. Any financial ratios required to be maintained pursuant to this2385 Credit Agreement shall be calculated by dividing the appropriate component by the other2386 component, carrying the result to one place more than the number of places by which such ratio2387 is expressed herein and rounding the result up or down to the nearest number (with a rounding-2388 up if there is no nearest number).2389 Section 1.05. Times of Day. Unless otherwise specified, all references herein to times of2390 day shall be references to Eastern time (daylight or standard, as applicable).2391 Section 1.06. Letter of Credit Amounts. Unless otherwise specified herein all references2392 herein to the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent2393 of the stated amount of such Letter of Credit in effect at such time; provided, however, that with2394 respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related2395 thereto, provides for one or more automatic increases in the stated amount thereof, the amount of2396 such Letter of Credit shall be deemed to be the Dollar Equivalent of the maximum stated amount2397 of such Letter of Credit after giving effect to all such increases, whether or not such maximum2398 stated amount is in effect at such time.2399 Section 1.07. Pro Forma Calculations.2400 (a) Notwithstanding anything to the contrary herein, financial ratios and tests,2401 including the Consolidated Cash Interest Coverage Ratio and the Consolidated Total Net2402 Leverage Ratio and compliance with covenants determined by reference to Total Assets, shall be2403 calculated (whether or not the applicable provision references that such calculation is to be done2404 on a “Pro Forma Basis” or giving “Pro Forma Effect” or any other similar phrase) in the manner2405 prescribed by this Section 1.07; provided that notwithstanding anything to the contrary herein,2406

58 55802528_20 when calculating (A) any such ratio for the purpose of the definition of Applicable Percentage,2407 any mandatory prepayment provision hereunder or compliance with Section 8.11, the events set2408 forth in Sections 1.07(b), 1.07(c), 1.07(d) and 1.07(e) below that occurred subsequent to the end2409 of the applicable Test Period shall not be given pro forma effect and (B) any such ratio or test for2410 purposes of the incurrence of any Indebtedness, cash and Cash Equivalents resulting from the2411 incurrence of any such Indebtedness shall be excluded from the pro forma calculation of any2412 applicable ratio or test. In addition, whenever a financial ratio or test is to be calculated on a Pro2413 Forma Basis, the reference to the “Test Period” for purposes of calculating such financial ratio or2414 test shall be deemed to be a reference to, and shall be based on, the most recently ended Test2415 Period for which financial statements of the Borrower have been delivered pursuant to Section2416 7.01(a) or (b) (it being understood that for purposes of determining pro forma compliance with2417 Section 8.11, if no Test Period with an applicable level cited in Section 8.11 has passed, the2418 applicable level shall be the level for the first Test Period cited in Section 8.11 with an indicated2419 level).2420 (b) For purposes of calculating any financial ratio or test or compliance with2421 any covenant determined by reference to Total Assets, Specified Transactions (and the2422 incurrence or repayment of any Indebtedness in connection therewith) that have been2423 consummated (i) during the applicable Test Period or (ii) if applicable as described in clause (a)2424 above, subsequent to such Test Period and prior to or simultaneously with the event for which2425 the calculation of any such ratio is made, in either case, shall be calculated on a pro forma basis2426 assuming that all such Specified Transactions (and any increase or decrease in Total Assets and2427 the component financial definitions used therein attributable to any Specified Transaction) had2428 occurred on the first day of the applicable Test Period (or in the case of Total Assets, on the last2429 day of the applicable Test Period). If since the beginning of any applicable Test Period any2430 Person that subsequently became a Restricted Subsidiary or was merged, amalgamated or2431 consolidated with or into the Borrower or any of its Restricted Subsidiaries since the beginning2432 of such Test Period shall have made any Specified Transaction that would have required2433 adjustment pursuant to this Section 1.07, then such financial ratio or test (or Total Assets) shall2434 be calculated to give pro forma effect thereto in accordance with this Section 1.07.2435 (c) Whenever pro forma effect is to be given to a Specified Transaction, the2436 pro forma calculations shall be made in good faith by a responsible financial or accounting2437 officer of the Borrower and may include, for the avoidance of doubt, the amount of “run-rate”2438 cost savings, operating expense reductions and synergies resulting from or relating to any2439 Specified Transaction (including the Transactions) which is being given pro forma effect that2440 have been realized or are expected to be realized and for which the actions necessary to realize2441 such cost savings, operating expense reductions and synergies are taken, committed to be taken2442 or with respect to which substantial steps have been taken or are expected to be taken (in the2443 good faith determination of the Borrower) (calculated on a pro forma basis as though such cost2444 savings, operating expense reductions and synergies had been realized on the first day of such2445 period and as if such cost savings, operating expense reductions and synergies were realized2446 during the entirety of such period and “run-rate” means the full recurring benefit for a period2447 that is associated with any action taken, committed to be taken or with respect to which2448 substantial steps have been taken or are expected to be taken net of the amount of actual benefits2449 realized during such period from such actions, and any such adjustments shall be included in the2450 initial pro forma calculations of any financial ratios or tests (and in respect of any subsequent pro2451

59 55802528_20 forma calculations in which such Specified Transaction is given pro forma effect) and during any2452 applicable subsequent Test Period in which the effects thereof are expected to be realized)2453 relating to such Specified Transaction; provided that (A) such amounts are reasonably2454 identifiable and factually supportable in the good faith judgment of the Borrower, (B) such2455 actions are taken, committed to be taken or with respect to which substantial steps have been2456 taken or are expected to be taken no later than twelve (12) months after the date of such2457 Specified Transaction, and (C) no amounts shall be added pursuant to this clause (c) to the extent2458 duplicative of any amounts that are otherwise added back in computing Consolidated EBITDA2459 (or any other components thereof), whether through a pro forma adjustment or otherwise, with2460 respect to such period; provided, further, that any increase to Consolidated EBITDA as a result2461 of cost savings, operating expense reductions and synergies pursuant to this Section 1.07(c) shall2462 be subject to the limitations set forth in the final proviso of clause (vii) of the definition of2463 Consolidated EBITDA.2464 (d) In the event that the Borrower or any Restricted Subsidiary incurs2465 (including by assumption or guarantees) or repays (including by redemption, repayment,2466 retirement or extinguishment) any Indebtedness included in the calculations of the Consolidated2467 Cash Interest Coverage Ratio, the Consolidated Total Net Leverage Ratio or any other financial2468 ratio or test subsequent to the end of the applicable Test Period and prior to or simultaneously2469 with the event for which the calculation of any such ratio or test is made, then the Consolidated2470 Cash Interest Coverage Ratio, the Consolidated Total Net Leverage Ratio or other financial ratio2471 or test, as applicable, shall be calculated giving pro forma effect to such incurrence or repayment2472 of Indebtedness, to the extent required, as if the same had occurred on the last day of the2473 applicable Test Period (except in the case of the Consolidated Cash Interest Coverage Ratio or2474 other similar interest or fixed charge test or ratio, in which case such incurrence, assumption,2475 guarantee, redemption, repayment, retirement or extinguishment will be given effect as if the2476 same had occurred on the first day of the applicable Test Period); provided that Indebtedness2477 incurred, repaid or prepaid under any revolving credit facility shall be excluded from the2478 application of this clause (c) unless such incurrence, repayment or prepayment (a) shall be in2479 connection, or substantially concurrent, with a Specified Transaction or (b) in the case of a2480 repayment or prepayment, such Indebtedness has been permanently repaid and not replaced.2481 (e) In connection with any action being taken solely in connection with a2482 Limited Condition Transaction, for purposes of:2483 (i) determining compliance with any provision of this Agreement2484 (other than the Financial Covenants) which requires the calculation of any2485 financial ratio or test, including the Consolidated Total Net Leverage Ratio and2486 Consolidated Cash Interest Coverage Ratio; or2487 (ii) testing availability under baskets set forth in this Agreement2488 (including baskets measured as a percentage of Total Assets and baskets subject2489 to Default and Event of Default conditions));2490 in each case, at the option of the Borrower (the Borrower’s election to exercise such option in2491 connection with any Limited Condition Transaction, an “LCT Election”), the date of2492 determination of whether any such action is permitted hereunder (or any requirement or2493

60 55802528_20 condition therefor is complied with or satisfied (including as to the absence of any continuing2494 Default or Event of Default) shall be deemed to be the date the definitive agreements for such2495 Limited Condition Transaction are entered into (the “LCT Test Date”), and if, after giving Pro2496 Forma Effect to the Limited Condition Transaction and the other transactions to be entered into2497 in connection therewith (including any incurrence of Indebtedness and the use of proceeds2498 thereof) as if they had occurred at the beginning of the most recent Test Period ending prior to2499 the LCT Test Date, the Borrower or any of its Restricted Subsidiaries would have been permitted2500 to take such action on the relevant LCT Test Date in compliance with such ratio, test or basket2501 (and any related requirements and conditions), such ratio, test or basket (and any related2502 requirements and conditions) shall be deemed to have been complied with (or satisfied). For the2503 avoidance of doubt, if the Borrower has made an LCT Election and any of the ratios, tests,2504 baskets or requirements or conditions for which compliance was determined or tested as of the2505 LCT Test Date are exceeded (or not satisfied) as a result of fluctuations in any such ratio, test or2506 basket (or due to other intervening events in the case of other requirements or conditions),2507 including due to fluctuations in Consolidated EBITDA or Total Assets of the Borrower or the2508 Person subject to such Limited Condition Transaction, at or prior to the consummation of the2509 relevant transaction or action, such baskets, tests, ratios or requirements or conditions will not be2510 deemed to have been exceeded (or not satisfied) as a result of such fluctuations (or intervening2511 events). If the Borrower has made an LCT Election for any Limited Condition Transaction, then2512 in connection with any calculation of any ratio, test or basket availability with respect to the2513 incurrence of Indebtedness or Liens, the making of Restricted Payments, the making of any2514 Investment permitted hereunder, mergers, the conveyance, lease or other transfer of all or2515 substantially all of the assets of the Borrower, the prepayment, redemption, purchase, defeasance2516 or other satisfaction of Indebtedness, or the designation of an Unrestricted Subsidiary (a2517 “Subsequent Transaction”) following the relevant LCT Test Date and prior to the earlier of the2518 date on which such Limited Condition Transaction is consummated or the date that the definitive2519 agreement or irrevocable notice for such Limited Condition Transaction is terminated or expires2520 without consummation of such Limited Condition Transaction, for purposes of determining2521 whether such Subsequent Transaction is permitted under this Agreement, any such ratio, test or2522 basket shall be required to be satisfied on a Pro Forma Basis (i) assuming such Limited2523 Condition Transaction and other transactions in connection therewith (including any incurrence2524 of Indebtedness and the use of proceeds thereof) have been consummated and (ii) assuming such2525 Limited Condition Transaction and other transactions in connection therewith (including any2526 incurrence of Indebtedness and the use of proceeds thereof) have not been consummated.2527 (f) If any Indebtedness bears a floating rate of interest and is being given pro2528 forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the2529 date of the event for which the calculation of the Consolidated Cash Interest Coverage Ratio is2530 made had been the applicable rate for the entire period (taking into account any interest hedging2531 arrangements applicable to such Indebtedness); provided that, in the case of repayment of any2532 Indebtedness, to the extent actual interest related thereto was included during all or any portion2533 of the applicable Test Period, the actual interest may be used for the applicable portion of such2534 Test Period. Interest on a Capitalized Lease shall be deemed to accrue at an interest rate2535 reasonably determined by a Responsible Officer of the Borrower to be the rate of interest2536 implicit in such Capitalized Lease in accordance with GAAP. Interest on Indebtedness that may2537 optionally be determined at an interest rate based upon a factor of a prime or similar rate, a2538 London interbank offered rate, or other rate, shall be determined to have been based upon the2539

61 55802528_20 rate actually chosen, or if none, then based upon such optional rate chosen as the Borrower or2540 Restricted Subsidiary may designate.2541 Section 1.08. Timing of Payment and Performance. When the payment of any2542 obligation or the performance of any covenant, duty or obligation is stated to be due or2543 performance required on a day which is not a Business Day, the date of such payment (other than2544 as described in the definition of “Interest Period”) or performance shall extend to the2545 immediately succeeding Business Day and such extension shall be reflected in the computation2546 of interest or fees, as the case may be.2547 Section 1.09. Currency Generally. For purposes of determining compliance with2548 Sections 8.01, 8.02, 8.03 and 8.06 with respect to any amount of Indebtedness or Investment in a2549 currency other than Dollars, no Default shall be deemed to have occurred solely as a result of2550 changes in rates of currency exchange occurring after the time such Indebtedness or Investment2551 is incurred (so long as such Indebtedness or Investment, at the time incurred, made or acquired,2552 was permitted hereunder).2553 For purposes of calculating the Total Net Leverage Ratio or Consolidated Cash Interest2554 Coverage Ratio in connection with determining compliance with the Financial Covenants, or2555 otherwise calculating the Consolidated Total Net Leverage Ratio on any date of determination,2556 amounts denominated in a currency other than Dollars will be translated into Dollars at the2557 currency exchange rates used in the Borrower’s latest financial statements delivered pursuant to2558 Section 7.01(a) or (b), and will, in the case of Indebtedness, reflect the currency translation2559 effects, determined in accordance with GAAP, of Swap Contracts permitted hereunder for2560 currency exchange risks with respect to the applicable currency in effect on the date of2561 determination of the Dollar Equivalent of such Indebtedness.2562 Section 1.10. Exchange Rates; Currency Equivalents.2563 (a) The L/C Issuer, as applicable, shall determine the Spot Rates as of each2564 Revaluation Date to be used for calculating Dollar Equivalent amounts of L/C Credit Extensions2565 and Outstanding Amounts denominated in Alternative Currencies. Such Spot Rates shall2566 become effective as of such Revaluation Date and shall be the Spot Rates employed in2567 converting any amounts between the applicable currencies until the next Revaluation Date to2568 occur. Except for purposes of financial statements delivered by Credit Parties hereunder or2569 calculating financial covenants hereunder or except as otherwise provided herein, the applicable2570 amount of any currency (other than Dollars) for purposes of the Credit Documents shall be such2571 Dollar Equivalent amount as so determined by the L/C Issuer.2572 (b) Wherever in this Agreement in the issuance, amendment or extension of a2573 Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in2574 Dollars, but such Letter of Credit is denominated in an Alternative Currency, such amount shall2575 be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest2576 unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by2577 the L/C Issuer, as the case may be.2578 Section 1.11. Additional Alternative Currencies.2579

62 55802528_20 (a) The Borrower may from time to time request that Letters of Credit be2580 issued in a currency other than those specifically listed in the definition of “Alternative2581 Currency”; provided that such requested currency is a lawful currency (other than Dollars) that is2582 readily available and freely transferable and convertible into Dollars. In the case of any such2583 request, such request shall be subject to the approval of the L/C Issuer.2584 (b) Any such request shall be made to the Administrative Agent not later than2585 11:00 a.m., ten (10) Business Days prior to the date of the desired L/C Credit Extension (or such2586 other time or date as may be agreed by the L/C Issuer in its sole discretion). The Administrative2587 Agent shall promptly notify the L/C Issuer thereof. The L/C Issuer shall notify the2588 Administrative Agent, not later than 11:00 a.m., five (5) Business Days after receipt of such2589 request whether it consents, in its sole discretion, to the issuance of Letters of Credit in such2590 requested currency.2591 (c) Any failure by the L/C Issuer to respond to such request within the time2592 period specified in the preceding sentence shall be deemed to be a refusal by the L/C Issuer to2593 permit the Letters of Credit to be issued in such requested currency. If the L/C Issuer consents to2594 the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so2595 notify the Borrower and to the extent the definition of Eurocurrency Rate reflects the appropriate2596 interest rate for such currency or has been amended to reflect the appropriate rate for such2597 currency, such currency shall thereupon be deemed for all purposes to be an Alternative2598 Currency, for purposes of any Letter of Credit issuances. If the Administrative Agent shall fail2599 to obtain consent to any request for an additional currency under this Section 1.11, the2600 Administrative Agent shall promptly so notify the Borrower.2601 Section 1.12. Cumulative Equity Credit Transactions. If more than one action occurs on2602 any given date the permissibility of the taking of which is determined hereunder by reference to2603 the amount of the Cumulative Equity Credit immediately prior to the taking of such action, the2604 permissibility of the taking of each such action shall be determined independently and in no2605 event may any two or more such actions be treated as occurring simultaneously.2606 Section 1.13. References to Agreements, Laws, Etc. Unless otherwise expressly2607 provided herein, (a) references to Organization Documents, agreements (including the Credit2608 Documents) and other contractual instruments shall be deemed to include all subsequent2609 amendments, restatements, amendment and restatements, extensions, supplements and other2610 modifications thereto, but only to the extent that such amendments, restatements, amendment2611 and restatements, extensions, supplements and other modifications are permitted by the Credit2612 Documents; and (b) references to any Law (including by succession of comparable successor2613 laws) shall include all statutory and regulatory provisions consolidating, amending, replacing,2614 supplementing or interpreting such Law.2615 ARTICLE 22616 COMMITMENTS AND CREDIT EXTENSIONS2617 Section 2.01. Commitments. Subject to the terms and conditions set forth herein:2618

63 55802528_20 (a) Term Loans. Each Term Lender agrees to make a single loan to the2619 Borrower in Dollars on the Closing Date in an amount not to exceed such Term Lender’s Term2620 Commitment. The Term Borrowing shall consist of Term Loans made simultaneously by the2621 Term Lenders in accordance with their respective Aggregate Commitment Percentages of the2622 Term Loan Facility. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may2623 not be reborrowed. Term Loans may be Base Rate Loans or Eurocurrency Rate Loans as further2624 provided herein.2625 (b) Revolving Credit Loans. During the Commitment Period, each Revolving2626 Credit Lender severally agrees to make revolving credit loans (the “Revolving Credit Loans”)2627 to the Borrower in Dollars, from time to time, on any Business Day; provided that after giving2628 effect to any such Revolving Credit Loan, (i) with regard to the Revolving Credit Lenders2629 collectively, the Outstanding Amount of Revolving Credit Obligations shall not exceed2630 $100,000,000 (as such amount may be increased or decreased in accordance with the provisions2631 hereof, the “Aggregate Revolving Credit Committed Amount”) and (ii) with regard to each2632 Revolving Credit Lender individually, such Revolving Credit Lender’s Aggregate Commitment2633 Percentage of the Outstanding Amount of Revolving Credit Obligations shall not exceed its2634 Revolving Credit Commitment; provided, further, that on the Closing Date not more than2635 $10,000,000 may be borrowed to finance (x) the Transactions, (y) Transaction Expenses2636 (including OID and upfront fees) and (z) ordinary course working capital needs and working2637 capital adjustments under the Acquisition Agreement. Revolving Credit Loans may consist of2638 Base Rate Loans, Eurocurrency Rate Loans, or a combination thereof, as the Borrower may2639 request, and may be repaid and reborrowed in accordance with the provisions hereof.2640 (c) Letters of Credit. During the Commitment Period, (i) the L/C Issuer2641 agrees (A) to issue Letters of Credit denominated in Dollars or in one or more Alternative2642 Currencies for the account of the Borrower or any of its Restricted Subsidiaries on any Business2643 Day, (B) to amend or extend Letters of Credit previously issued hereunder, and (C) to honor2644 drawings under Letters of Credit; and (ii) the Revolving Credit Lenders severally agree to2645 purchase from the L/C Issuer a participation interest in the Existing Letters of Credit and Letters2646 of Credit issued hereunder in an amount equal to such Revolving Credit Lender’s Aggregate2647 Commitment Percentage thereof; provided that (x) the Outstanding Amount of L/C Obligations2648 shall not exceed $10,000,000 (as such amount may be decreased in accordance with the2649 provisions hereof, the “L/C Sublimit”), (y) the Outstanding Amount of Revolving Credit2650 Obligations shall not exceed the Aggregate Revolving Credit Committed Amount, and (z) with2651 regard to each Revolving Credit Lender individually, such Revolving Credit Lender’s Aggregate2652 Commitment Percentage of the Outstanding Amount of Revolving Credit Obligations shall not2653 exceed its Revolving Credit Commitment. Subject to the terms and conditions hereof, the2654 Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the2655 Borrower may obtain Letters of Credit to replace Letters of Credit that have expired or that have2656 been drawn upon and reimbursed. Existing Letters of Credit shall be deemed to have been2657 issued hereunder and shall be subject to and governed by the terms and conditions hereof.2658 (d) Swingline Loans. During the Commitment Period, the Swingline Lender2659 agrees to make revolving credit loans (the “Swingline Loans”) to the Borrower in Dollars on2660 any Business Day; provided that (i) the Outstanding Amount of Swingline Loans shall not2661 exceed $10,000,000 (as such amount may be decreased in accordance with the provisions hereof,2662

64 55802528_20 the “Swingline Sublimit”) and (ii) with respect to the Revolving Credit Lenders collectively, the2663 Outstanding Amount of Revolving Credit Obligations shall not exceed the Aggregate Revolving2664 Credit Committed Amount; provided further that no Swingline Loans may be made on the2665 Closing Date. Swingline Loans shall be comprised solely of Base Rate Loans, and may be2666 repaid and reborrowed in accordance with the provisions hereof. Immediately upon the making2667 of a Swingline Loan, each Revolving Credit Lender shall be deemed to, and hereby irrevocably2668 and unconditionally agrees to, purchase from the Swingline Lender a participation interest in2669 such Swingline Loan in an amount equal to the product of such Revolving Credit Lender’s2670 Aggregate Commitment Percentage thereof; provided that the participation interest shall not be2671 funded except on demand as provided in Section 2.04(b)(ii).2672 Section 2.02. Borrowings, Conversions and Continuations2673 (a) Each Borrowing, each conversion of Loans from one Type to the other,2674 and each continuation of Eurocurrency Rate Loans shall be made upon the Borrower’s2675 irrevocable notice to the Administrative Agent by (A) telephone, or (B) a Loan Notice; provided2676 that any telephonic notice by the Borrower must be confirmed promptly by delivery to the2677 Administrative Agent of a Loan Notice; provided, further, that the notice in respect of the initial2678 Credit Extension, or in connection with any Acquisition or other transaction permitted under this2679 Agreement, may be conditioned on the closing of the Microsemi Acquisition or such Acquisition2680 or other transaction, as applicable. Each such notice must be received by the Administrative2681 Agent not later than noon, (A) with respect to Eurocurrency Rate Loans or any conversion of2682 Eurocurrency Rate Loans to Base Rate Loans, three Business Days prior to the requested date2683 thereof and (B) with respect to Base Rate Loans, on the requested date of, any Borrowing,2684 conversion or continuation.2685 (b) Each telephonic notice by the Borrower pursuant to this Section 2.02 must2686 be confirmed promptly by delivery to the Administrative Agent of a written Loan Notice,2687 appropriately completed and signed by a Responsible Officer of the Borrower. Except as2688 provided in Sections 2.03(c) and 2.04(b) each Borrowing, conversion or continuation shall be in2689 a principal amount of (x) with respect to Eurocurrency Rate Loans, $1,000,000 or a whole2690 multiple of $1,000,000 in excess thereof or (y) with respect to Base Rate Loans, $500,000 or a2691 whole multiple of $100,000 in excess thereof. Each Loan Notice (whether telephonic or written)2692 shall specify (i) whether such request is for a Term Borrowing, a Revolving Credit Borrowing, a2693 conversion or a continuation, (ii) the requested date of such Borrowing, conversion or2694 continuation (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed,2695 converted or continued, (iv) the Class and Type of Loans to be borrowed, converted or continued2696 and (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrower2697 fails to specify a Type of Loan in a Loan Notice or if the Borrower fails to give a timely notice2698 requesting a conversion or continuation, then the applicable Loans shall be made as, or converted2699 to, Eurocurrency Rate Loans with an Interest Period of one month. If the Borrower requests a2700 Borrowing of, conversion to, or continuation of Eurocurrency Rate Loans in any Loan Notice,2701 but fails to specify an Interest Period, the Interest Period will be deemed to be one month.2702 (c) Following its receipt of a Loan Notice, the Administrative Agent shall2703 promptly notify each Appropriate Lender of the amount of its pro rata share of the applicable2704 Loans. In the case of a Borrowing, each Appropriate Lender shall make the amount of its Loan2705

65 55802528_20 available to the Administrative Agent in immediately available funds at the Administrative2706 Agent’s Office not later than 2:00 p.m., on the Business Day specified in the applicable Loan2707 Notice. Upon satisfaction of the applicable conditions set forth in Section 5.02 (and, on the2708 Closing Date, Section 5.01), the Administrative Agent shall make all funds so received available2709 to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the2710 account of the Borrower on the books of the Administrative Agent with the amount of such funds2711 or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and2712 reasonably acceptable to) the Administrative Agent by the Borrower; provided, however, that if,2713 on the date of any Revolving Credit Borrowing there are Swingline Loans or LC Borrowings2714 outstanding, then the proceeds of such Borrowing shall be applied, first, to the payment in full of2715 any such L/C Borrowing, second, to the payment in full of any such Swingline Loans, and third,2716 to the Borrower as provided above.2717 (d) Except as otherwise provided herein, without the consent of the applicable2718 Required Facility Lenders, (i) a Eurocurrency Rate Loan may be continued or converted only on2719 the last day of an Interest Period for such Eurocurrency Rate Loan and (ii) any conversion into,2720 or continuation as, a Eurocurrency Rate Loan may be made only if the conditions to Credit2721 Extensions in Section 5.02 have been satisfied. During the existence of a Default or Event of2722 Default, (x) no Loan may be requested as, converted to or continued as a Eurocurrency Rate2723 Loan and (y) at the request of the applicable Required Facility Lenders, any outstanding2724 Eurocurrency Rate Loan shall be converted to a Base Rate Loan on the last day of the Interest2725 Period with respect thereto.2726 (e) The Administrative Agent shall promptly notify the Borrower and the2727 Appropriate Lenders of the interest rate applicable to any Interest Period for Eurocurrency Rate2728 Loans upon determination of such interest rate. The determination of the Eurocurrency Rate by2729 the Administrative Agent shall be conclusive in the absence of manifest error. At any time that2730 Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the2731 Appropriate Lenders of any change in Bank of America’s prime rate used in determining the2732 Base Rate promptly following the public announcement of such change.2733 (f) After giving effect to all Borrowings, all conversions of Loans from one2734 Type to the other, and all continuations of Loans as the same Type, there shall not be more than2735 ten Interest Periods in effect with respect to the Facilities; provided that after the establishment2736 of any new Class of Loans pursuant to an Incremental Amendment, Refinancing Amendment or2737 Extension Amendment, the number of Interest Periods otherwise permitted by this2738 Section 2.02(f) shall increase by three (3) Interest Periods for each applicable Class so2739 established.2740 Section 2.03. Additional Provisions with Respect to Letters of Credit.2741 (a) Obligation to Issue or Amend.2742 (i) The L/C Issuer shall not issue any Letter of Credit if:2743 (A) except as otherwise provided in Section 2.03(b)(iii), the2744 expiry date would occur more than (I) in the case of a standby Letter of2745

66 55802528_20 Credit, one year from the date of issuance or (II) in the case of a2746 commercial Letter of Credit, 180 days from the date of issuance, in each2747 case unless the Required Revolving Credit Lenders and the L/C Issuer2748 shall have otherwise given their approval;2749 (B) the expiry date of any such Letter of Credit would occur2750 after the L/C Expiration Date, unless the Revolving Credit Lenders and the2751 L/C Issuer shall have otherwise given their approval or the Outstanding2752 Amount of L/C Obligations in respect of such requested Letter of Credit2753 has been Cash Collateralized or back-stopped by a letter of credit2754 reasonably satisfactory to the applicable L/C Issuer; provided that once2755 such Letter of Credit is fully Cash Collateralized, the other Lenders are2756 released from liability as a Participant; or2757 (C) any such Letter of Credit is to be used for purposes other2758 than those permitted under Section 7.11, unless the Required Lenders shall2759 have otherwise given their approval.2760 (ii) The L/C Issuer shall not be under any obligation to issue any Letter2761 of Credit if:2762 (A) any order, judgment or decree of any Governmental2763 Authority or arbitrator shall by its terms purport to enjoin or restrain the2764 L/C Issuer from issuing such Letter of Credit, or any Law applicable to the2765 L/C Issuer or any request or directive (whether or not having the force of2766 law) from any Governmental Authority with jurisdiction over the L/C2767 Issuer shall prohibit, or request that the L/C Issuer refrain from, the2768 issuance of letters of credit generally or such Letter of Credit in particular2769 or shall impose upon the L/C Issuer with respect to such Letter of Credit2770 any restriction, reserve or capital requirement (for which the L/C Issuer is2771 not otherwise compensated hereunder) not in effect on the Closing Date,2772 or shall impose upon the L/C Issuer any unreimbursed loss, cost or2773 expense that was not applicable on the Closing Date and that the L/C2774 Issuer in good faith deems material to it;2775 (B) the issuance of such Letter of Credit would violate any Law2776 or one or more policies of the L/C Issuer;2777 (C) except as otherwise agreed by the L/C Issuer and the2778 Administrative Agent, such Letter of Credit is in an initial stated amount2779 less than $100,000, in the case of a commercial Letter of Credit, or2780 $200,000, in the case of a standby Letter of Credit;2781 (D) such Letter of Credit is to be denominated in a currency2782 other than Dollars or an Alternative Currency;2783 (E) such Letter of Credit contains provisions for automatic2784 reinstatement of the stated amount after any drawing thereunder;2785

67 55802528_20 (F) any Revolving Credit Lender is at such time a Defaulting2786 Lender, unless Cash Collateral or other Adequate Assurance shall have2787 been provided, including arrangements to eliminate the L/C Issuer’s actual2788 or potential Fronting Exposure (after giving effect to Section 2.17(a)(vii))2789 with respect to the Defaulting Lender arising from either the Letter of2790 Credit then proposed to be issued or that Letter of Credit and all other L/C2791 Obligations as to which the L/C Issuer has actual or potential Fronting2792 Exposure, as it may elect in its sole discretion; or2793 (G) except with respect to any Letter of Credit to be issued in2794 Dollars, the L/C Issuer does not as of the issuance date of the requested2795 Letter of Credit issue Letters of Credit in the requested currency.2796 (iii) The L/C Issuer shall not amend any Letter of Credit if the L/C2797 Issuer would not be permitted at such time to issue such Letter of Credit in its2798 amended form under the terms hereof.2799 (iv) The L/C Issuer shall not be under any obligation to amend any2800 Letter of Credit if:2801 (A) the L/C Issuer would have no obligation at such time to2802 issue such Letter of Credit in its amended form under the terms hereof; or2803 (B) the beneficiary of such Letter of Credit does not accept the2804 proposed amendment to such Letter of Credit.2805 (v) The L/C Issuer shall act on behalf of the Revolving Credit Lenders2806 with respect to any Letter of Credit issued by it and the documents associated2807 therewith. The L/C Issuer shall have all of the benefits and immunities (A)2808 provided to the Administrative Agent in Article 10 with respect to any acts taken2809 or omissions suffered by the L/C Issuer in connection with Letters of Credit2810 issued by them or proposed to be issued by it and Issuer Documents pertaining to2811 such Letters of Credit as fully as if the term “Administrative Agent” as used in2812 Article 10 included the L/C Issuer with respect to such acts or omissions, and (B)2813 as additionally provided herein with respect to the L/C Issuer.2814 (b) Procedures for Issuance and Amendment; Auto-Extension Letters of2815 Credit.2816 (i) Each Letter of Credit shall be issued or amended, as the case may2817 be, upon the request of the Borrower delivered to the L/C Issuer (with a copy to2818 the Administrative Agent) in the form of an L/C Application appropriately2819 completed and signed by a Responsible Officer of the Borrower. L/C2820 Applications must be received by the L/C Issuer and the Administrative Agent not2821 later than 12:00 p.m. at least two Business Days (or, in the case of a Letter of2822 Credit denominated in an Alternative Currency, three Business Days) prior to the2823 proposed issuance date or date of amendment, as the case may be, or such later2824 date and time as the L/C Issuer and the Administrative Agent may agree in a2825

68 55802528_20 particular instance in their sole discretion. In the case of a request for an initial2826 issuance of a Letter of Credit, such L/C Application shall specify in form and2827 detail reasonable satisfactory to the L/C Issuer: (A) the proposed issuance date of2828 the requested Letter of Credit (which shall be a Business Day); (B) the amount2829 and currency thereof and in the absence of specification of currency shall be2830 deemed a request for a Letter of Credit denominated in Dollars; (C) the expiry2831 date thereof; (D) the name and address of the beneficiary thereof; (E) the2832 documents to be presented by such beneficiary in case of any drawing thereunder;2833 (F) the full text of any certificate to be presented by such beneficiary in case of2834 any drawing thereunder; and (G) such other matters as the L/C Issuer may2835 reasonably require. In the case of a request for an amendment of any outstanding2836 Letter of Credit, such L/C Application shall specify in form and detail reasonable2837 satisfactory to the L/C Issuer (I) the Letter of Credit to be amended; (II) the2838 proposed date of amendment thereof (which shall be a Business Day); (III) the2839 nature of the proposed amendment; and (IV) such other matters as the L/C Issuer2840 may reasonably require. Additionally, the Borrower shall furnish to the L/C2841 Issuer and the Administrative Agent such other documents and information2842 pertaining to such requested Letter of Credit issuance or amendment, including2843 any Issuer Documents, as the L/C Issuer or the Administrative Agent may2844 reasonably require.2845 (ii) Promptly after receipt of any L/C Application, the L/C Issuer will2846 confirm (by telephone or in writing) with the Administrative Agent that the2847 Administrative Agent has received a copy of such L/C Application from the2848 Borrower and, if not, the L/C Issuer will provide the Administrative Agent with a2849 copy thereof. Unless the L/C Issuer has received written notice from the2850 Administrative Agent, any Lender or any Credit Party, at least one Business Day2851 prior to the requested date of issuance or amendment of the applicable Letter of2852 Credit, that one or more applicable conditions contained in Article 5 shall not then2853 be satisfied, then, subject to the terms and conditions hereof, the L/C Issuer shall,2854 on the requested date, issue a Letter of Credit for the account of the Borrower (or2855 any of its Restricted Subsidiaries) or enter into the applicable amendment, as the2856 case may be, in each case in accordance with the L/C Issuer’s usual and2857 customary business practices. Immediately upon the issuance of each Letter of2858 Credit, each Revolving Credit Lender shall be deemed to, and hereby irrevocably2859 and unconditionally agrees to, purchase from the L/C Issuer a risk participation in2860 such Letter of Credit in an amount equal to such Revolving Credit Lender’s2861 Aggregate Commitment Percentage thereof.2862 (iii) If the Borrower so requests in an L/C Application, the L/C Issuer2863 shall agree to issue a standby Letter of Credit that has automatic extension2864 provisions (each, an “Auto-Extension Letter of Credit”); provided that any such2865 Auto-Extension Letter of Credit must permit the L/C Issuer to prevent any such2866 extension at least once in each twelve-month period (commencing with the date of2867 issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof2868 not later than a day (the “Non-Extension Notice Date”) in each such twelve-2869 month period to be agreed upon at the time such Letter of Credit is issued. Unless2870

69 55802528_20 otherwise directed by the L/C Issuer, the Borrower shall not be required to make a2871 specific request to the L/C Issuer for any such extension. Once an Auto-2872 Extension Letter of Credit has been issued, the Revolving Credit Lenders shall be2873 deemed to have authorized (but may not require) the L/C Issuer to permit the2874 extension of such Letter of Credit at any time to an expiry date not later than the2875 L/C Expiration Date; provided, however, that the L/C Issuer shall not permit any2876 such extension if (1) the L/C Issuer has determined that it would not be permitted2877 or would have no obligation at such time to issue such Letter of Credit in its2878 revised form (as extended) under the terms hereof (by reason of the provisions of2879 Section 2.03(a) or otherwise), or (2) it has received notice (which may be by2880 telephone or in writing) on or before the day that is five Business Days before the2881 Non-Extension Notice Date (x) from the Administrative Agent that the Required2882 Revolving Credit Lenders have elected not to permit such extension or (y) from2883 the Administrative Agent, any Revolving Credit Lender or the Borrower that one2884 or more of the applicable conditions specified in Section 5.02 is not then satisfied,2885 and in each case directing the L/C Issuer not to permit such extension.2886 (iv) If the Borrower so requests in any L/C Application, the L/C Issuer2887 may, in its sole and absolute discretion, agree to issue a Letter of Credit that2888 permits the automatic reinstatement of all or a portion of the stated amount2889 thereof after any drawing thereunder (each, an “Auto-Reinstatement Letter of2890 Credit”). Unless otherwise directed by the L/C Issuer, the Borrower shall not be2891 required to make a specific request to the L/C Issuer to permit such reinstatement.2892 Once an Auto-Reinstatement Letter of Credit has been issued, except as provided2893 in the following sentence, the Revolving Credit Lenders shall be deemed to have2894 authorized (but may not require) the L/C Issuer to reinstate all or a portion of the2895 stated amount thereof in accordance with the provisions of such Letter of Credit.2896 Notwithstanding the foregoing, if such Auto-Reinstatement Letter of Credit2897 permits the L/C Issuer to decline to reinstate all or any portion of the stated2898 amount thereof after a drawing thereunder by giving notice of such non-2899 reinstatement within a specified number of days after such drawing (the “Non-2900 Reinstatement Deadline”), the L/C Issuer shall not permit such reinstatement if2901 it has received a notice (which may be by telephone or in writing) on or before the2902 day that is five Business Days before the Non-Reinstatement Deadline (A) from2903 the Administrative Agent that the Required Facility Lenders have elected not to2904 permit such reinstatement or (B) from the Administrative Agent, any Revolving2905 Credit Lender or the Borrower that one or more of the applicable conditions2906 specified in Section 5.02 is not then satisfied (treating such reinstatement as an2907 L/C Credit Extension for purposes of this clause) and, in each case, directing the2908 L/C Issuer not to permit such reinstatement.2909 (v) Promptly after its delivery of any Letter of Credit or any2910 amendment to a Letter of Credit to an advising bank with respect thereto or to the2911 beneficiary thereof, the L/C Issuer will also deliver to the Borrower and the2912 Administrative Agent a true and complete copy of such Letter of Credit or2913 amendment.2914

70 55802528_20 (vi) The L/C Issuer will provide to the Administrative Agent, at least2915 quarterly and more frequently upon request of the Administrative Agent, a2916 summary report on the Letters of Credit it has issued, including, among other2917 things, on whose account each Letter of Credit is issued and each Letter of2918 Credit’s beneficiary, face amount and expiry date.2919 (c) Drawings and Reimbursements; Funding of Participations.2920 (i) Upon any drawing under any Letter of Credit, the L/C Issuer shall2921 notify the Borrower and the Administrative Agent thereof. In the case of a Letter2922 of Credit denominated in an Alternative Currency, the Borrower shall reimburse2923 the L/C Issuer in such Alternative Currency, unless (A) the L/C Issuer (at its2924 option) shall have specified in such notice that it will require reimbursement in2925 Dollars, or (B) in the absence of any such requirement for reimbursement in2926 Dollars, the Borrower shall have notified the L/C Issuer promptly following2927 receipt of the notice of drawing that the Borrower will reimburse the L/C Issuer in2928 Dollars. In the case of any such reimbursement in Dollars of a drawing under a2929 Letter of Credit denominated in an Alternative Currency, the L/C Issuer shall2930 notify the Borrower of the Dollar Equivalent of the amount of the drawing2931 promptly following the determination thereof. Not later than 12:00 p.m. on the2932 Business Day following any payment by the L/C Issuer under a Letter of Credit to2933 be reimbursed in Dollars, or the Applicable Time on the date of any payment by2934 the L/C Issuer under a Letter of Credit to be reimbursed in an Alternative2935 Currency (such date, an “L/C Honor Date”), the Borrower shall reimburse the2936 L/C Issuer in Dollars in an amount equal to the amount of such drawing and in the2937 applicable currency. In the event that (A) a drawing denominated in an2938 Alternative Currency is to be reimbursed in Dollars pursuant to the second2939 sentence in this Section 2.03(c)(i) and (B) the Dollar amount paid by the2940 Borrower, whether on or after the Honor Date, shall not be adequate on the date2941 of that payment to purchase in accordance with normal banking procedures a sum2942 denominated in the Alternative Currency equal to the drawing, the Borrower2943 agrees, as a separate and independent obligation, to indemnify the L/C Issuer for2944 the loss resulting from its inability on that date to purchase the Alternative2945 Currency in the full amount of the drawing. The L/C Issuer shall notify the2946 Administrative Agent of any failure of the Borrower to reimburse a drawn Letter2947 of Credit. If the Borrower fails to so reimburse the L/C Issuer by such time, the2948 Administrative Agent shall promptly notify each Revolving Credit Lender of the2949 L/C Honor Date, the amount of the unreimbursed drawing (expressed in Dollars2950 in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit2951 denominated in an Alternative Currency) (the “L/C Unreimbursed Amount”),2952 and the amount of such Revolving Credit Lender’s Aggregate Commitment2953 Percentage thereof. In such event, the Borrower shall be deemed to have2954 requested a Revolving Credit Borrowing of Base Rate Loans to be disbursed on2955 the L/C Honor Date in an amount equal to the L/C Unreimbursed Amount,2956 without regard to the minimum and multiples specified in Section 2.02(b) for the2957 principal amount of Base Rate Loans, the amount of the unutilized portion of the2958 Aggregate Revolving Credit Committed Amount or the conditions set forth in2959

71 55802528_20 Section 5.02. Any notice given by the L/C Issuer or the Administrative Agent2960 pursuant to this Section 2.03(c)(i) may be given by telephone if immediately2961 confirmed in writing; provided that the lack of such an immediate confirmation2962 shall not affect the conclusiveness or binding effect of such notice.2963 (ii) Each Revolving Credit Lender shall upon any notice pursuant to2964 Section 2.03(c)(i) make funds available to the Administrative Agent (and the2965 Administrative Agent shall apply Cash Collateral provided for this purpose) for2966 the account of the L/C Issuer, in Dollars, at the Administrative Agent’s Office for2967 Dollar-denominated payments in an amount equal to its Aggregate Commitment2968 Percentage of the L/C Unreimbursed Amount not later than 1:00 p.m. on the2969 Business Day specified in such notice by the Administrative Agent, whereupon,2970 subject to the provisions of Section 2.03(c)(iii), each Revolving Credit Lender2971 that so makes funds available shall be deemed to have made a Revolving Credit2972 Loan that is a Base Rate Loan to the Borrower in such amount. The2973 Administrative Agent shall remit the funds so received to the L/C Issuer in2974 Dollars.2975 (iii) With respect to any L/C Unreimbursed Amount that is not fully2976 refinanced by a Revolving Credit Borrowing of Base Rate Loans for any reason,2977 the Borrower shall be deemed to have incurred from the L/C Issuer an L/C2978 Borrowing in the amount of the L/C Unreimbursed Amount that is not so2979 refinanced, which L/C Borrowing shall be due and payable on demand (together2980 with interest) and shall bear interest at the Default Rate. In such event, each2981 Revolving Credit Lender’s payment to the Administrative Agent for the account2982 of the L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in2983 respect of its participation in such L/C Borrowing and shall constitute an L/C2984 Advance from such Revolving Credit Lender in satisfaction of its participation2985 obligation under this Section 2.03(c)(ii).2986 (iv) Until each Revolving Credit Lender funds its Revolving Credit2987 Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the L/C Issuer2988 for any amount drawn under any Letter of Credit, interest in respect of such2989 Revolving Credit Lender’s Aggregate Commitment Percentage of such amount2990 shall be solely for the account of the L/C Issuer.2991 (v) Each Revolving Credit Lender’s obligation to make Revolving2992 Credit Loans or L/C Advances, to reimburse the L/C Issuer for amounts drawn2993 under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute2994 and unconditional and shall not be affected by any circumstance, including (A)2995 any setoff, counterclaim, recoupment, defense or other right that such Revolving2996 Credit Lender may have against the L/C Issuer, the Borrower or any other Person2997 for any reason whatsoever, (B) the occurrence or continuance of a Default or2998 Event of Default, (C) non-compliance with the conditions set forth in Section2999 5.02, or (D) any other occurrence, event or condition, whether or not similar to3000 any of the foregoing; provided that the L/C Issuer shall have complied with the3001 applicable provisions of Section 2.03(b)(ii). No such making of an L/C Advance3002

72 55802528_20 shall relieve or otherwise impair the obligation of the Borrower to reimburse the3003 L/C Issuer for the amount of any payment made by the L/C Issuer under any3004 Letter of Credit, together with interest as provided herein.3005 (vi) If any Revolving Credit Lender fails to make available to the3006 Administrative Agent for the account of the L/C Issuer any amount required to be3007 paid by such Revolving Credit Lender pursuant to the foregoing provisions of this3008 Section 2.03(c) by the time specified in Section 2.03(c)(ii), the L/C Issuer shall be3009 entitled to recover from such Revolving Credit Lender (acting through the3010 Administrative Agent), on demand, such amount with interest thereon for the3011 period from the date such payment is required to the date on which such payment3012 is immediately available to the L/C Issuer at a rate per annum equal to the3013 applicable Overnight Rate from time to time in effect. A certificate of the L/C3014 Issuer submitted to any Revolving Credit Lender (through the Administrative3015 Agent) with respect to any amounts owing under this clause (vi) shall be3016 conclusive absent manifest error.3017 (d) Repayment of Participations.3018 (i) At any time after the L/C Issuer has made a payment under any3019 Letter of Credit and has received from any Revolving Credit Lender such3020 Revolving Credit Lender’s L/C Advance in respect of such payment in3021 accordance with Section 2.03(c), if the Administrative Agent receives for the3022 account of the L/C Issuer any payment in respect of the related L/C Unreimbursed3023 Amount or interest thereon (whether directly from the Borrower or otherwise,3024 including proceeds of Cash Collateral applied thereto by the Administrative3025 Agent), the Administrative Agent will distribute to such Revolving Credit Lender3026 its Aggregate Commitment Percentage thereof (appropriately adjusted, in the case3027 of interest payments, to reflect the period of time during which such Revolving3028 Credit Lender’s L/C Advance was outstanding) in Dollars or in the same currency3029 as those received by the Administrative Agent.3030 (ii) If any payment received by the Administrative Agent for the3031 account of the L/C Issuer pursuant to Section 2.03(c)(ii) is required to be returned3032 under any of the circumstances described in Section 11.05 (including pursuant to3033 any settlement entered into by the L/C Issuer in its discretion), each Revolving3034 Credit Lender shall pay to the Administrative Agent for the account of the L/C3035 Issuer its pro rata share thereof on demand of the Administrative Agent, plus3036 interest thereon from the date of such demand to the date such amount is returned3037 by such Revolving Credit Lender, at a rate per annum equal to the applicable3038 Overnight Rate from time to time in effect. The obligations of the Lenders under3039 this clause shall survive the payment in full of the Obligations and the termination3040 of this Credit Agreement.3041 (e) Obligations Absolute. The obligation of the Borrower to reimburse the3042 L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall3043

73 55802528_20 be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms3044 of this Credit Agreement under all circumstances, including the following:3045 (i) any lack of validity or enforceability of such Letter of Credit, this3046 Credit Agreement or any other Credit Document;3047 (ii) the existence of any claim, counterclaim, setoff, defense or other3048 right that the Borrower or any of its Subsidiaries may have at any time against any3049 beneficiary or any transferee of such Letter of Credit (or any Person for whom3050 any such beneficiary or any such transferee may be acting), the L/C Issuer or any3051 other Person, whether in connection with this Credit Agreement, the transactions3052 contemplated hereby or by such Letter of Credit or any agreement or instrument3053 relating thereto, or any unrelated transaction;3054 (iii) any draft, demand, certificate or other document presented under3055 such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in3056 any respect or any statement therein being untrue or inaccurate in any respect; or3057 any loss or delay in the transmission or otherwise of any document required in3058 order to make a drawing under such Letter of Credit;3059 (iv) any payment by the L/C Issuer under such Letter of Credit against3060 presentation of a draft or certificate that does not strictly comply with the terms of3061 such Letter of Credit; or any payment made by the L/C Issuer under such Letter of3062 Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-3063 possession, assignee for the benefit of creditors, liquidator, receiver or other3064 representative of or successor to any beneficiary or any transferee of such Letter3065 of Credit, including any arising in connection with any proceeding under any3066 Debtor Relief Law;3067 (v) any other circumstance or happening whatsoever, whether or not3068 similar to any of the foregoing, including any other circumstance that might3069 otherwise constitute a defense available to, or a discharge of, the Borrower or any3070 Guarantor; or3071 (vi) any adverse change in the relevant exchange rates or in the3072 availability of the relevant Alternative Currency to the Borrower or any3073 Subsidiary or in the relevant currency markets generally.3074 The Borrower shall promptly examine a copy of each Letter of Credit and each3075 amendment thereto that is delivered to the Borrower and, in the event of any claim of non-3076 compliance with the Borrower’s instructions or other irregularity, the Borrower will immediately3077 notify the L/C Issuer. The Borrower shall be conclusively deemed to have waived any such3078 claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.3079 (f) Role of the L/C Issuer in such Capacity. Each Lender and the Borrower3080 agrees that, in paying any drawing under a Letter of Credit, the L/C Issuer shall not have any3081 responsibility to obtain any document (other than any sight draft, certificates and documents3082 expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy3083

74 55802528_20 of any such document or the authority of the Person executing or delivering any such document.3084 None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any3085 correspondent, participant or assignee of the L/C Issuer shall be liable to any Lender for (i) any3086 action taken or omitted in connection herewith at the request or with the approval of the3087 Revolving Credit Lenders or the Required Revolving Credit Lenders, as applicable; (ii) any3088 action taken or omitted in the absence of gross negligence, bad faith or willful misconduct; or3089 (iii) the due execution, effectiveness, validity or enforceability of any document or instrument3090 related to any Letter of Credit or Issuer Document. The Borrower hereby assumes all risks of the3091 acts or omissions of any beneficiary or transferee with respect to the Borrower’s use of any3092 Letter of Credit; provided, however, that this assumption is not intended to, and shall not,3093 preclude the Borrower’s pursuing such rights and remedies as the Borrower may have against the3094 beneficiary or transferee at law or under any other agreement. None of the L/C Issuer, the3095 Administrative Agent, any of their respective Related Parties nor any correspondent, participant3096 or assignee of the L/C Issuer, shall be liable or responsible for any of the matters described in3097 clauses (i) through (v) of Section 2.03(e); provided, however, that anything in such clauses to the3098 contrary notwithstanding, the L/C Issuer shall be liable to the Borrower, to the extent, but only to3099 the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the3100 Borrower that the Borrower proves were caused by the L/C Issuer’s willful misconduct, bad faith3101 or gross negligence as determined by a court of competent jurisdiction by a final and non-3102 appealable judgment or the L/C Issuer’s willful failure to pay under any Letter of Credit after the3103 presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the3104 terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing,3105 the L/C Issuer may accept documents that appear on their face to be in order, without3106 responsibility for further investigation, regardless of any notice or information to the contrary,3107 and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument3108 transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or3109 benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or3110 ineffective for any reason. The L/C Issuer may send a Letter of Credit or conduct any3111 communication to or from the beneficiary via the Society for Worldwide Interbank Financial3112 Telecommunication (“SWIFT”) message or overnight courier, or any other commercially3113 reasonable means of communicating with a beneficiary.3114 (g) Applicability of ISP and UCP. Unless otherwise expressly agreed by the3115 L/C Issuer and the Borrower when a Letter of Credit is issued (including any such agreement3116 applicable to an Existing Letter of Credit), (i) the rules of the ISP shall apply to each standby3117 Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits,3118 as most recently published by the International Chamber of Commerce at the time of issuance,3119 shall apply to each commercial Letter of Credit.3120 (h) Letters of Credit Issued for Restricted Subsidiaries. Notwithstanding that3121 a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the3122 account of, any other Restricted Subsidiary, the Borrower shall be obligated to reimburse the L/C3123 Issuer for any and all drawings under such Letter of Credit. The Borrower hereby acknowledges3124 that the issuance of Letters of Credit for the account of any other Restricted Subsidiary inures to3125 the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from3126 the businesses of such other Restricted Subsidiaries.3127

75 55802528_20 (i) Letter of Credit Fees. The Borrower shall pay Letter of Credit fees as set3128 forth in Section 2.09(b).3129 (j) Conflict with Issuer Documents. In the event of any conflict between the3130 terms hereof and the terms of any Issuer Document, the terms hereof shall control.3131 Section 2.04. Additional Provisions with Respect to Swingline Loans.3132 (a) Borrowing Procedures.3133 (i) Swingline Loans. Each Swingline Borrowing shall be made upon3134 the Borrower’s irrevocable notice to the Swingline Lender and the Administrative3135 Agent (A) telephone, or (B) a Loan Notice; provided that any telephonic notice by3136 the Borrower must be confirmed promptly by delivery to the Administrative3137 Agent of a Loan Notice. Each such notice must be received by the Swingline3138 Lender and the Administrative Agent not later than 2:00 p.m. on the requested3139 borrowing date, and shall specify (a) the amount to be borrowed, which shall be a3140 minimum of $100,000, and (b) the requested borrowing date, which shall be a3141 Business Day. Each such telephonic notice must be confirmed promptly by3142 delivery to the Swingline Lender and the Administrative Agent of a written Loan3143 Notice, appropriately completed and signed by a Responsible Officer of the3144 Borrower. Promptly after receipt by the Swingline Lender of any telephonic Loan3145 Notice, the Swingline Lender will confirm with the Administrative Agent (by3146 telephone or in writing) that the Administrative Agent has also received such3147 Loan Notice and, if not, the Swingline Lender will notify the Administrative3148 Agent (by telephone or in writing) of the contents thereof. Unless the Swingline3149 Lender has received notice (by telephone or in writing) from the Administrative3150 Agent (including at the request of any Lender) prior to 3:00 p.m. on the date of3151 the proposed Swingline Borrowing (i) directing the Swingline Lender not to make3152 such Swingline Loan as a result of the limitations set forth in this Article 2, or (ii)3153 that one or more of the applicable conditions specified in Article 5 is not then3154 satisfied, then, subject to the terms and conditions hereof, the Swingline Lender3155 will, not later than 3:00 p.m. on the borrowing date specified in such Loan Notice,3156 make the amount of its Swingline Loan available to the Borrower at its office by3157 crediting the account of the Borrower on the books of the Swingline Lender in3158 immediately available funds. Notwithstanding anything to the contrary contained3159 in this Section 2.04 or elsewhere in this Agreement, the Swingline Lender shall3160 not be obligated to make any Swingline Loan at a time when a Revolving Credit3161 Lender is a Defaulting Lender unless the Swingline Lender has entered into3162 arrangements reasonably satisfactory to it and the Borrower to eliminate the3163 Swingline Lender’s Fronting Exposure (after giving effect to Section 2.17(a)(vii))3164 with respect to the Defaulting Lender’s or Defaulting Lenders’ participation in3165 such Swingline Loans, including by providing Cash Collateral or other Adequate3166 Assurance to support such Defaulting Lender’s or Defaulting Lenders’ Aggregate3167 Commitment Percentage of the outstanding Swingline Loans or other applicable3168 share provided for under this Agreement. The Borrower shall repay to the3169 Swingline Lender each Defaulting Lender’s portion (after giving effect to Section3170

76 55802528_20 2.17(a)(vii)) of each Swingline Loan promptly following demand by the3171 Swingline Lender.3172 (b) Refinancing.3173 (i) The Swingline Lender at any time in its sole and absolute3174 discretion may request, on behalf of the Borrower (which hereby irrevocably3175 authorizes the Swingline Lender to so request on its behalf), that each Revolving3176 Credit Lender make a Revolving Credit Loan that is a Base Rate Loan in an3177 amount equal to such Revolving Credit Lender’s Aggregate Commitment3178 Percentage of Swingline Loans then outstanding. Such request shall be made in3179 writing (which written request shall be deemed to be a Loan Notice for purposes3180 hereof) and in accordance with the requirements of Section 2.02(a), without3181 regard to the minimum and multiples specified in Section 2.02(b) for the principal3182 amount of Revolving Credit Loans, the unutilized portion of the Aggregate3183 Revolving Credit Commitments or the conditions set forth in Section 5.02. The3184 Swingline Lender shall furnish the Borrower with a copy of the applicable Loan3185 Notice promptly after delivering such notice to the Administrative Agent. Each3186 Revolving Credit Lender shall make an amount equal to its pro rata share of the3187 amount specified in such Loan Notice available to the Administrative Agent in3188 immediately available funds (and the Administrative Agent may apply Cash3189 Collateral available with respect to the applicable Swingline Loan) for the account3190 of the Swingline Lender at the Administrative Agent’s Office not later than 1:003191 p.m. on the day specified in such Loan Notice, whereupon, subject to Section3192 2.04(b)(ii), each Revolving Credit Lender that so makes funds available shall be3193 deemed to have made a Revolving Credit Loan that is a Base Rate Loan to the3194 Borrower in such amount. In such case, the Administrative Agent shall remit the3195 funds so received to the Swingline Lender.3196 (ii) If for any reason any Swingline Loan cannot be refinanced by such3197 a Borrowing of Revolving Credit Loans in accordance with Section 2.04(b)(i), the3198 request for Revolving Credit Loans submitted by the Swingline Lender as set3199 forth herein shall be deemed to be a request by the Swingline Lender that each of3200 the Revolving Credit Lenders fund its risk participation in the relevant Swingline3201 Loan and each Revolving Credit Lender’s payment to the Administrative Agent3202 for the account of the Swingline Lender pursuant to Section 2.04(b)(i) shall be3203 deemed payment in respect of such participation.3204 (iii) If any Revolving Credit Lender fails to make available to the3205 Administrative Agent for the account of the Swingline Lender any amount3206 required to be paid by such Revolving Credit Lender pursuant to the foregoing3207 provisions of this Section 2.04(b) by the applicable time specified in Section3208 2.04(b)(i) the Swingline Lender shall be entitled to recover from such Revolving3209 Credit Lender (acting through the Administrative Agent), on demand, such3210 amount with interest thereon for the period from the date such payment is3211 required to the date on which such payment is immediately available to the3212 Swingline Lender at a rate per annum equal to the applicable Overnight Rate from3213

77 55802528_20 time to time in effect. A certificate of the Swingline Lender submitted to any3214 Revolving Credit Lender (through the Administrative Agent) with respect to any3215 amounts owing under this clause (iii) shall be conclusive absent manifest error.3216 (iv) Each Revolving Credit Lender’s obligation to make Revolving3217 Credit Loans or to purchase and fund risk participations in Swingline Loans3218 pursuant to this Section 2.04(b) shall be absolute and unconditional and shall not3219 be affected by any circumstance, including (A) any setoff, counterclaim,3220 recoupment, defense or other right that such Lender may have against the3221 Swingline Lender, the Borrower or any other Person for any reason whatsoever,3222 (B) the occurrence or continuance of a Default or Event of Default, (C) non-3223 compliance with the conditions set forth in Section 5.02, or (D) any other3224 occurrence, event or condition, whether or not similar to any of the foregoing;3225 provided that the Swingline Lender has complied with the provisions of Section3226 2.04(a). No such purchase or funding of risk participations shall relieve or3227 otherwise impair the obligation of the Borrower to repay Swingline Loans,3228 together with interest as provided herein.3229 (c) Repayment of Participations.3230 (i) At any time after any Revolving Credit Lender has purchased and3231 funded a risk participation in a Swingline Loan, if the Swingline Lender receives3232 any payment on account of such Swingline Loan, the Swingline Lender will3233 distribute to such Revolving Credit Lender its Aggregate Commitment Percentage3234 of such payment (appropriately adjusted, in the case of interest payments, to3235 reflect the period of time during which such Revolving Credit Lender’s risk3236 participation was funded) in the same funds as those received by the Swingline3237 Lender.3238 (ii) If any payment received by the Swingline Lender in respect of3239 principal or interest on any Swingline Loan is required to be returned by the3240 Swingline Lender under any of the circumstances described in Section 11.053241 (including pursuant to any settlement entered into by the Swingline Lender in its3242 discretion), each Revolving Credit Lender shall pay to the Swingline Lender its3243 Aggregate Commitment Percentage thereof on demand of the Administrative3244 Agent, plus interest thereon from the date of such demand to the date such amount3245 is returned, at a rate per annum equal to the applicable Overnight Rate. The3246 Administrative Agent will make such demand upon the request of the Swingline3247 Lender. The obligations of the Revolving Credit Lenders under this clause shall3248 survive the payment in full of the Obligations and the termination of this Credit3249 Agreement.3250 (d) Interest for Account of the Swingline Lender. The Swingline Lender shall3251 be responsible for invoicing the Borrower for interest on the Swingline Loans. Until each3252 Revolving Credit Lender funds its Revolving Credit Loan or risk participation pursuant to this3253 Section 2.04 to refinance such Revolving Credit Lender’s Aggregate Commitment Percentage of3254

78 55802528_20 any Swingline Loan, interest in respect thereof shall be solely for the account of the Swingline3255 Lender.3256 (e) Payments Directly to Swingline Lender. The Borrower shall make all3257 payments of principal and interest in respect of the Swingline Loans, directly to the Swingline3258 Lender.3259 Section 2.05. Repayment of Loans Term Loans.3260 (a) The Borrower shall repay to the Term Lenders the aggregate principal3261 amount of all Term Loans outstanding on the following dates in the respective amounts set forth3262 opposite such dates (which amounts shall be reduced on a dollar-for-dollar basis as a result of the3263 application of prepayments of Term Loans in accordance with Section 2.06):3264 Date Amount September 30, 2016 $2,500,000 December 31, 2016 $2,500,000 March 31, 2017 $2,500,000 June 30, 2017 $2,500,000 September 30, 2017 $2,500,000 December 31, 2017 $2,500,000 March 31, 2018 $2,500,000 June 30, 2018 $2,500,000 September 30, 2018 $3,750,000 December 31, 2018 $3,750,000 March 31, 2019 $3,750,000 June 30, 2019 $3,750,000 September 30, 2019 $5,000,000 December 31, 2019 $5,000,000 March 31, 2020 $5,000,000 June 30, 2020 $5,000,000 September 30, 2020 $6,250,000 December 31, 2020 $6,250,000 March 31, 2021 $6,250,000 Term Loan Maturity Date $126,250,000 (or, if different, the entire aggregate principal amount of Term Loans then outstanding) 3265 provided that the final principal repayment installment of the Initial Term Loans shall be repaid3266 on the Maturity Date in respect of the Term Loan Facility and in any event shall be in an amount3267 equal to the aggregate principal amount of all Initial Term Loans outstanding on such date.3268 (b) Revolving Credit Loans. The Outstanding Amount of Revolving Credit3269 Loans shall be repaid in full on the Revolving Termination Date.3270

79 55802528_20 (c) Swingline Loans. The Outstanding Amount of the Swingline Loans shall3271 be repaid in full on the earlier to occur of (i) the date five (5) Business Days after such Loan is3272 made and (ii) the Revolving Termination Date.3273 Section 2.06. Prepayments.3274 (a) Voluntary Prepayments. The Loans may be repaid in whole or in part3275 without premium or penalty (except, (x) in the case of Loans other than Base Rate Loans,3276 amounts payable pursuant to Section 3.05) and (y) as set forth in Section 2.06(d)); provided that:3277 (i) in the case of Loans other than Swingline Loans, notice thereof3278 must be received by 12:00 p.m. by the Administrative Agent (A) at least three3279 Business Days prior to the date of prepayment, in the case of Eurocurrency Rate3280 Loans and (B) on the date of prepayment, in the case of Base Rate Loans, and in3281 each case, any such prepayment shall be a minimum principal amount of3282 $1,000,000 and integral multiples of $1,000,000 in excess thereof, in the case of3283 Eurocurrency Rate Loans and $500,000 and integral multiples of $100,000 in3284 excess thereof, in the case of Base Rate Loans, or, in each case, the entire3285 remaining principal amount thereof, if less;3286 (ii) in the case of Swingline Loans, (A) notice thereof must be received3287 by the Swingline Lender by 1:00 p.m. on the date of prepayment (with a copy to3288 the Administrative Agent), and (B) any such prepayment shall be in the same3289 minimum principal amounts as for advances thereof (or any lesser amount that3290 may be acceptable to the Swingline Lender).3291 Each such notice of voluntary prepayment hereunder shall be irrevocable (provided that3292 the notice may be conditional upon any refinancing or other conditional event and may be3293 rescinded by the Borrower if such refinancing or other conditional event shall not be3294 consummated or is otherwise delayed) and shall specify the date and amount of prepayment and3295 the Class and Type(s) of Loans that are being prepaid and, if Eurocurrency Rate Loans are to be3296 prepaid, the Interest Period(s) of such Loans. The Administrative Agent will give prompt notice3297 to the Appropriate Lenders of any prepayment on the Loans and the Appropriate Lender’s3298 interest therein. If such notice is given by the Borrower, the Borrower shall make such3299 prepayment and the payment amount specified in such notice shall be due and payable on the3300 date specified therein. Prepayments of Eurocurrency Rate Loans hereunder shall be3301 accompanied by accrued interest on the amount prepaid and breakage or other amounts due, if3302 any, under Section 3.05.3303 (b) Mandatory Prepayments.3304 (i) Revolving Credit Commitments. If at any time (A) the3305 Outstanding Amount of Revolving Credit Obligations shall exceed the Aggregate3306 Revolving Credit Committed Amount, (B) the Outstanding Amount of L/C3307 Obligations shall exceed the L/C Sublimit or (C) the Outstanding Amount of3308 Swingline Loans shall exceed the Swingline Sublimit, the Borrower will3309 immediately prepay the Revolving Credit Obligations in an amount equal to such3310

80 55802528_20 excess; provided, however, that L/C Obligations will not be required to be Cash3311 Collateralized hereunder until the Revolving Credit Loans and Swingline Loans3312 have been paid in full.3313 (ii) (A) Dispositions and Involuntary Dispositions. Subject to Section3314 2.06(b)(ii)(D), the Borrower will prepay the Term Loans on the fifth Business3315 Day following receipt of Net Cash Proceeds in an amount equal to 100% of the3316 Net Cash Proceeds received from any Disposition pursuant Section 8.05(b) or any3317 Involuntary Disposition by the Borrower or any Restricted Subsidiary; provided3318 that if (x) the Borrower delivers, no later than the last day of such five Business3319 Day period following receipt, a certificate of a Responsible Officer to the3320 Administrative Agent setting forth the Borrower’s intent to reinvest such proceeds3321 in assets useful in the business of the Borrower or any Restricted Subsidiary and3322 (y) no Default or Event of Default shall have occurred and be continuing at the3323 time of such certificate or at the proposed time of the application of such3324 proceeds, and such proceeds shall not be required to be applied to prepay the3325 Term Loans except to the extent such proceeds are not so reinvested within (A)3326 twelve (12) months following receipt of such Net Cash Proceeds or (B) if the3327 Borrower or any Restricted Subsidiary enters into a legally binding commitment3328 to reinvest such Net Cash Proceeds within twelve (12) months following receipt3329 thereof, the later of (I) twelve (12) months following receipt thereof and (II) one3330 hundred eighty (180) days after the end of such 12-month period.3331 (B) Incurrence of Indebtedness. The Borrower will prepay the3332 Term Loans on or prior to the fifth Business Day following receipt of Net3333 Cash Proceeds in an amount equal to 100% of the Net Cash Proceeds3334 received from any incurrence or issuance of Indebtedness by the Borrower3335 or any Restricted Subsidiary, other than Indebtedness permitted to be3336 incurred or issued pursuant to Section 8.03.3337 (C) Refinancing Loans and Refinancing Equivalent Debt. If3338 the Borrower incurs or issues any Refinancing Term Loans (or3339 Refinancing Equivalent Debt) resulting in Net Cash Proceeds (as opposed3340 to such Refinancing Term Loans or Refinancing Equivalent Debt arising3341 out of an exchange of existing Term Loans for such Refinancing Term3342 Loans or Refinancing Equivalent Debt), the Borrower shall cause to be3343 prepaid an aggregate principal amount of Term Loans in an amount equal3344 to 100% of all Net Cash Proceeds received therefrom on or prior to the3345 fifth Business Day following receipt of such Net Cash Proceeds.3346 (D) Foreign Dispositions and Foreign Involuntary3347 Dispositions. Notwithstanding anything to the contrary contained in this3348 Section 2.06(b), mandatory prepayments arising from the receipt of Net3349 Cash Proceeds from any Disposition or Involuntary Disposition by any3350 Foreign Subsidiary pursuant to Section 2.06(b)(ii)(A) (each, a “Foreign3351 Disposition”) shall not be required (1) to the extent the making of any3352 such mandatory prepayment from the Net Cash Proceeds of such Foreign3353

81 55802528_20 Disposition (or the repatriation of funds to effect such payment) would3354 give rise to a material adverse tax consequence (as reasonably determined3355 in good faith by the Borrower), (2) without duplication (including with3356 respect to any reduction set forth in the definitions of Net Cash Proceeds),3357 to the extent such amounts have been applied to prepay any Indebtedness3358 of any Foreign Subsidiary or to the extent such Foreign Subsidiary has3359 reinvested such amounts in assets useful in its business or the business of3360 the Borrower or its Restricted Subsidiaries, provided that no such3361 reinvestments shall be permitted at the time an Event of Default shall then3362 be continuing or (3) so long as the applicable local Law will not permit3363 repatriation thereof to the United States (the Borrower hereby agreeing to3364 use commercially reasonable efforts to cause the applicable Foreign3365 Subsidiary to promptly file any required forms, obtain any necessary3366 consents and take all similar actions reasonably required by the applicable3367 local Law to permit such repatriation); provided that if such repatriation of3368 any such affected Net Cash Proceeds is later permitted under applicable3369 Law, unless such amounts have previously been applied to prepayments or3370 reinvestments to the extent permitted by clause (2) above, such3371 repatriation will, subject to clause (1) above, be effected as promptly as3372 practicable and such repatriated Net Cash Proceeds will be promptly after3373 such repatriation applied pursuant to Section 2.06(b)(ii)(A), deeming such3374 Net Cash Proceeds as having been received for purposes of such Section3375 on the date of such repatriation. All mandatory prepayments required to3376 be made from the Net Cash Proceeds of any Foreign Dispositions shall not3377 be required until a date which is 65 Business Days following the receipt of3378 such Net Cash Proceeds.3379 (E) The Borrower shall deliver to the Administrative Agent, in3380 connection with each prepayment required under this Section 2.06(b)(ii),3381 (i) a certificate signed by a Responsible Officer of the Borrower setting3382 forth in reasonable detail the calculation of the amount of such3383 prepayment and (ii) at least three (3) Business Days’ prior written notice3384 of such prepayment. Each notice of prepayment shall specify the3385 prepayment date and the principal amount of each Loan (or portion3386 thereof) to be prepaid.3387 (F) Each Term Lender may reject all (but not less than all) of3388 its applicable share of any mandatory prepayment required to be made by3389 the Borrower pursuant to clauses (A), (B) and (D) (such declined amounts,3390 the “Mandatory Prepayment Declined Proceeds”) of Term Loans3391 required to be made pursuant to this Section 2.06(b)(ii) by providing3392 written notice (each, a “Mandatory Prepayment Rejection Notice”) to3393 the Administrative Agent and the Borrower not later than 5:00 p.m., New3394 York City time, one Business Day after the date of such Term Lender’s3395 receipt of notice from the Administrative Agent regarding such3396 prepayment. If a Term Lender fails to deliver a Mandatory Prepayment3397 Rejection Notice to the Administrative Agent within the time frame3398

82 55802528_20 specified above such failure will be deemed an acceptance of the total3399 amount of such mandatory prepayment of Term Loans. Any Mandatory3400 Prepayment Declined Proceeds shall be shall be offered to the Term3401 Lenders not so declining such prepayment on a pro rata basis in3402 accordance with the amounts of the Term Loans of such Lender (with such3403 non-declining Term Lenders having the right to decline any prepayment3404 with Mandatory Prepayment Declined Proceeds at the time and in the3405 manner specified by the Administrative Agent). To the extent such non-3406 declining Term Lenders elect to decline their pro rata share of such3407 Mandatory Prepayment Declined Proceeds, any Mandatory Prepayment3408 Declined Proceeds remaining thereafter shall be retained by the Borrower.3409 (c) Application. Within each Class, prepayments will be applied first to Base3410 Rate Loans, then to Eurocurrency Rate Loans in direct order of Interest Period maturities. In3411 addition:3412 (i) Voluntary Prepayments. Voluntary prepayments shall be applied3413 as specified by the Borrower. In the absence of a designation by the Borrower,3414 any voluntary prepayment of the Term Loans shall be applied within each Class3415 of Term Loans to reduce the principal repayment installments of such Class of3416 Term Loans in direct order of maturity. Voluntary prepayments on the Loan3417 Obligations will be paid by the Administrative Agent to the Lenders ratably in3418 accordance with their respective Aggregate Commitment Percentage.3419 (ii) Mandatory Prepayments.3420 (A) Mandatory prepayments in respect of the Revolving Credit3421 Facility under Section 2.06(b)(i) above shall be applied first, to the3422 Swingline Loans until paid in full, second, to the Revolving Credit Loans3423 until paid in full, and, third, to Cash Collateralize outstanding Letters of3424 Credit.3425 (B) Mandatory prepayments in respect of Term Loans under3426 Section 2.06(b)(ii) above shall be applied to scheduled installments of3427 principal as specified by the Borrower. In the absence of a designation by3428 the Borrower, any mandatory prepayment of the Term Loans shall be3429 applied to reduce the principal repayment installments of such Term Loan3430 Facility in direct order of maturity.3431 All prepayments under Section 2.06(b). shall be subject to Section 3.05, but otherwise3432 without premium or penalty, and shall be accompanied by interest on the principal amount3433 prepaid through the date of prepayment.3434 Section 2.07. Termination or Reduction of Commitments.3435 (a) Voluntary Reductions of Revolving Credit Commitments. The Aggregate3436 Revolving Credit Commitments hereunder may be permanently reduced in whole or in part by3437 notice from the Borrower to the Administrative Agent; provided that (i) any such notice thereof3438

83 55802528_20 must be received by 12:00 p.m. at least three Business Days prior to the date of reduction or3439 termination and any such prepayment shall be in a minimum principal amount of $5,000,000 and3440 integral multiples of $1,000,000 in excess thereof; (ii) none of the Aggregate Revolving Credit3441 Commitments may be reduced to an amount less than the Revolving Credit Obligations then3442 outstanding thereunder and (iii) if, after giving effect to any reduction of any of the Aggregate3443 Revolving Credit Commitments, the L/C Sublimit or the Swingline Sublimit exceeds the amount3444 of applicable Aggregate Revolving Credit Commitments, such sublimit shall be automatically3445 reduced by the amount of such excess. The Administrative Agent will give prompt notice to the3446 Revolving Credit Lenders of any such reduction in the Aggregate Revolving Credit3447 Commitments. Notwithstanding the foregoing, the Borrower may rescind or postpone any notice3448 of termination of any Revolving Credit Commitments if such termination would have resulted3449 from a refinancing of all of the applicable Class of Revolving Credit Commitments or other3450 conditional event, which refinancing or other conditional event shall not be consummated or3451 shall otherwise be delayed.3452 (b) Mandatory Reductions of Revolving Credit Commitments. The Aggregate3453 Revolving Credit Committed Amount shall not be permanently reduced upon application of any3454 mandatory prepayments to the Revolving Credit Obligations.3455 (c) Mandatory Reductions of Term Commitments. The aggregate Term3456 Commitments with respect to the Initial Term Loans shall be automatically and permanently3457 reduced to zero on the Closing Date, upon and after giving effect to the funding of the Initial3458 Term Loans on such date.3459 (d) Payment of Fees. All Commitment Fees or other fees accrued with3460 respect to such portion of the Aggregate Revolving Credit Commitments terminated or reduced3461 pursuant to Section 2.07 through the effective date of such termination or reduction shall be paid3462 on the effective date of such termination or reduction.3463 Section 2.08. Interest.3464 (a) Subject to the provisions of subsection (b) below, (i) each Eurocurrency3465 Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period3466 at a rate per annum equal to the Eurocurrency Rate for such Interest Period plus the Applicable3467 Percentage; (ii) each Loan that is a Base Rate Loan shall bear interest on the outstanding3468 principal amount thereof from the applicable borrowing date at a rate per annum equal to the3469 Base Rate plus the Applicable Percentage and (iii) each Swingline Loan shall bear interest on the3470 outstanding principal amount thereof from the applicable borrowing date at a rate per annum3471 equal to the Base Rate plus the Applicable Percentage.3472 (b) (i) If any amount of principal of any Loan is not paid when due (after3473 giving effect to any applicable grace periods), whether at stated maturity, by acceleration or3474 otherwise, such overdue amount shall thereafter bear interest at a fluctuating interest rate per3475 annum at all times equal to the Default Rate to the fullest extent permitted by applicable Law.3476 (ii) If any amount (other than principal of any Loan) payable under3477 any Credit Document is not paid when due (after giving effect to any applicable3478

84 55802528_20 grace periods), whether at stated maturity, by acceleration or otherwise, such3479 overdue amount shall thereafter bear interest at a fluctuating interest rate per3480 annum at all times equal to the Default Rate to the fullest extent permitted by3481 applicable Law.3482 (iii) Upon the occurrence and during the continuation of an Event of3483 Default under Section 9.01(f), the principal amount of all outstanding Obligations3484 hereunder shall bear interest at a fluctuating interest rate per annum at all times3485 equal to the Default Rate to the fullest extent permitted by applicable Law.3486 (iv) Accrued and unpaid interest on past due amounts (including3487 interest on past due amounts) shall be due and payable upon demand.3488 (c) Interest on each Loan shall be due and payable in arrears on each Interest3489 Payment Date applicable thereto and at such other times as may be specified herein. Interest3490 hereunder shall be due and payable in accordance with the terms hereof before and after3491 judgment, and before and after the commencement of any proceeding under any Debtor Relief3492 Law.3493 Section 2.09. Fees3494 (a) Commitment Fees.3495 (i) Revolving Credit Commitment. The Borrower shall pay to the3496 Administrative Agent for the account of each Revolving Credit Lender (other than3497 a Defaulting Lender which shall be dealt with as provided in Section 2.17) in3498 accordance with its Aggregate Commitment Percentage, a commitment fee in3499 Dollars (the “Commitment Fee”), at a rate per annum equal to the product of (A)3500 the Applicable Percentage times (B) the actual daily amount by which the3501 Aggregate Revolving Credit Commitments exceed the sum of (x) the Outstanding3502 Amount of Revolving Credit Loans and (y) the Outstanding Amount of L/C3503 Obligations, subject to adjustment as provided in Section 2.17.3504 (ii) Payments. The Commitment Fee shall accrue at all times during3505 the Commitment Period, including at any time during which one or more of the3506 conditions in Article 5 is not met, and shall be due and payable quarterly in3507 arrears on the last Business Day of each March, June, September and December,3508 commencing with the first such date to occur after the Closing Date, on the3509 Revolving Termination Date (and, if applicable, thereafter on demand). The3510 Commitment Fee shall be calculated quarterly in arrears, and if there is any3511 change in the Applicable Percentage during any quarter, the actual daily amount3512 shall be computed and multiplied by the Applicable Percentage separately for3513 each period during such quarter that such Applicable Percentage was in effect.3514 For purposes of clarification, Swingline Loans shall not be considered outstanding3515 for purposes of determining the unused portion of the Aggregate Revolving Credit3516 Commitments.3517 (b) Commercial and Standby Letter of Credit Fees.3518

85 55802528_20 (i) Letter of Credit Fees. The Borrower shall pay to the3519 Administrative Agent for the account of each Revolving Credit Lender in3520 accordance with its Aggregate Commitment Percentage a Letter of Credit fee in3521 Dollars for each Letter of Credit equal to the Applicable Percentage multiplied by3522 the Dollar Equivalent of the actual daily maximum amount available to be drawn3523 under such Letter of Credit (whether or not such maximum amount is then in3524 effect under such Letter of Credit if such maximum amount increases periodically3525 pursuant to the terms of such Letter of Credit) (the “Letter of Credit Fees”);3526 provided, however, any Letter of Credit Fees otherwise payable for the account of3527 a Defaulting Lender with respect to any Letter of Credit as to which such3528 Defaulting Lender has not provided Cash Collateral or other Adequate Assurance3529 reasonable satisfactory to the L/C Issuer pursuant to Section 2.03(a)(ii) and3530 Section 2.17 shall be payable into the Defaulting Lender Account or, to the3531 maximum extent permitted by applicable Law, to the other Revolving Credit3532 Lenders in accordance with the upward adjustments in their respective Aggregate3533 Commitment Percentages allocable to such Letter of Credit pursuant to Section3534 2.17(a)(vii), with the balance of such fee, if any, payable to the L/C Issuer for its3535 own account. The Letter of Credit Fees shall be computed on a quarterly basis in3536 arrears, and shall be due and payable on the last Business Day of each March,3537 June, September and December, commencing with the first such date to occur3538 after the issuance of such Letter of Credit, on the L/C Expiration Date, and on the3539 Revolving Termination Date. If there is any change in the Applicable Percentage3540 during any quarter, the Dollar Equivalent of the daily maximum amount of each3541 standby Letter of Credit shall be computed and multiplied by the Applicable3542 Percentage separately for each period during such quarter that such Applicable3543 Percentage was in effect. Notwithstanding anything to the contrary contained3544 herein, upon the request of the Required Revolving Credit Lenders, while any3545 Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate.3546 (ii) Fronting Fee and Documentary and Processing Charges Payable3547 to the L/C Issuer. The Borrower shall pay directly to the L/C Issuer for its own3548 account a fronting fee in Dollars equal to 0.125% per annum of the Dollar3549 Equivalent of the actual daily maximum amount available to be drawn under such3550 Letter of Credit. In addition, the Borrower shall pay directly to the L/C Issuer for3551 its own account the customary issuance, presentation, amendment and other3552 processing fees, and other standard costs and charges, of the L/C Issuer relating to3553 letters of credit as from time to time in effect. Such customary fees and standard3554 costs and charges are due and payable on demand and are nonrefundable.3555 (c) Other Fees. The Borrower shall pay to the Agents such fees as shall have3556 been separately agreed upon in writing in the amounts and at the times so specified. Such fees3557 shall be fully earned when paid and shall not be refundable for any reason whatsoever (except as3558 expressly agreed between the Borrower and the applicable Agent).3559 (d) Closing Fees. The Borrower agrees to pay on the Closing Date to each3560 Lender party to this Agreement on the Closing Date, as fee compensation for the funding of such3561 Lender’s Term Loan and its Revolving Credit Commitment as in effect on the Closing Date, a3562

86 55802528_20 closing fee (the “Closing Fee”) in an amount as separately agreed by the Administrative Agent3563 and the Borrower. Such Closing Fee will be in all respects fully earned, due and payable on the3564 Closing Date and non-refundable and non-creditable thereafter and, in the case of the portion of3565 the Closing Fee related to the funding of the Term Loans made by such Lender and the portion of3566 the Closing Fee related to Revolving Credit Commitments of such Lender, such portion of the3567 Closing Fee shall be netted against the Term Loans made by such Lender on the Closing Date3568 and the Revolving Credit Commitments of such Lender on the Closing Date.3569 Section 2.10. Computation of Interest and Fees; Retroactive Adjustments to Applicable3570 Percentage.3571 (a) All computations of interest for Base Rate Loans (including Base Rate3572 Loans determined by reference to the Eurocurrency Rate) shall be made on the basis of a year of3573 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and3574 interest shall be made on the basis of a 360-day year and actual days elapsed. Interest shall3575 accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or3576 any portion thereof, for the day on which the Loan or such portion is paid; provided that any3577 Loan that is repaid on the same day on which it is made shall, subject to Section 2.11(a), bear3578 interest for one day. Each determination by the Administrative Agent of an interest rate or fee3579 hereunder shall be conclusive and binding for all purposes, absent manifest error.3580 (b) If at any time prior to the termination of the Commitments of all of the3581 Lenders and the repayment of all other Obligations hereunder (other than (i) contingent3582 indemnification obligations as to which no claim has been asserted, (ii) Obligations described in3583 clauses (b) and (c) of the definition thereof and (iii) any Letter of Credit that has been Cash3584 Collateralized or back-stopped by a letter of credit reasonably satisfactory to the L/C Issuer or3585 such Letter of Credit has been deemed reissued under another agreement reasonably acceptable3586 to the L/C Issuer), as a result of any restatement of or other adjustment to the financial statements3587 of the Borrower or for any other reason, the Borrower or the Lenders determine that (1) the3588 Consolidated Total Net Leverage Ratio as calculated by the Borrower in any Compliance3589 Certificate delivered to the Administrative Agent was inaccurate and (2) a proper calculation of3590 the Consolidated Total Net Leverage Ratio would have resulted in a higher Applicable3591 Percentage for such period, then the Borrower shall be obligated to pay as immediately due and3592 payable to the Administrative Agent for the account of the applicable Lenders or the L/C Issuer,3593 as the case may be, within three (3) Business Days after notice by the Administrative Agent to3594 the Borrower (or, after the occurrence of an actual or deemed entry of an order for relief with3595 respect to the Borrower under the Bankruptcy Code of the United States, automatically and3596 without further action by the Administrative Agent, any Lender or the L/C Issuer), an amount3597 equal to the excess of the amount of interest and fees that should have been paid for such period3598 over the amount of interest and fees actually paid for such period. During such three Business3599 Day period and thereafter, if the preceding sentence is complied with, the failure to previously3600 pay such shortfall in interest and fees and the delivery of such inaccurate certificate shall not in3601 and of themselves constitute a Default or Event of Default and no amounts shall be payable at3602 the Default Rate in respect of any such interest or fees. This paragraph shall not limit the rights3603 of the Administrative Agent, any Lender or the L/C Issuer, as the case may be, under Section3604 2.03(c)(iii), 2.03(i) or 2.08(b) or under Article 9.3605

87 55802528_20 Section 2.11. Payments Generally; Administrative Agent’s Clawback.3606 (a) General. All payments to be made by any Credit Party shall be made3607 without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as3608 otherwise expressly provided herein, all payments by any Credit Party hereunder shall be made3609 to the Administrative Agent, for the account of the respective Lenders to which such payment is3610 owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not3611 later than 2:00 p.m. on the date specified herein. If, for any reason, any Borrower is prohibited3612 by any Law from making any required payment hereunder in an Alternative Currency, such3613 Borrower shall make such payment in Dollars in the Dollar Equivalent of the Alternative3614 Currency payment amount. The Administrative Agent will promptly distribute to each Lender its3615 pro rata share of such payment in like funds as received by wire transfer to such Lender’s3616 Lending Office. All payments received by the Administrative Agent (i) after 2:00 p.m., in the3617 case of payments in Dollars, or (ii) after the Applicable Time related to payments in an3618 Alternative Currency, shall in each case, be deemed received on the next succeeding Business3619 Day and any applicable interest or fee shall continue to accrue. Subject to the definition of3620 “Interest Period,” if any payment to be made by any Credit Party shall come due on a day other3621 than a Business Day, payment shall be made on the next following Business Day, and such3622 extension of time shall be reflected in computing interest or fees, as the case may be.3623 (b) Funding by Lenders; Presumption by Administrative Agent. Unless the3624 Administrative Agent shall have received notice from a Lender prior to the proposed date of any3625 Borrowing of Eurocurrency Rate Loans (or, in the case of any Borrowing of Base Rate Loans,3626 prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to3627 the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may3628 assume that such Lender has made such share available on such date in accordance with Section3629 2.02 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share3630 available in accordance with and at the time required by Section 2.02) and may, in reliance upon3631 such assumption, make available to the Borrower a corresponding amount. In such event, if a3632 Lender has not in fact made its share of the applicable Borrowing available to the Administrative3633 Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative3634 Agent forthwith on demand such corresponding amount in immediately available funds with3635 interest thereon, for each day from and including the date such amount is made available to the3636 Borrower to but excluding the date of payment to the Administrative Agent, at (x) in the case of3637 a payment to be made by such Lender, the Overnight Rate plus any administrative, processing or3638 similar fees customarily charged by the Administrative Agent in connection with the foregoing3639 and (y) in the case of a payment to be made by the Borrower, the interest rate applicable to Base3640 Rate Loans under the Facility in which such Loan was made. If the Borrower and such Lender3641 shall pay such interest to the Administrative Agent for the same or an overlapping period, the3642 Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by3643 the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the3644 Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in3645 such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the3646 Borrower may have against a Lender that shall have failed to make such payment to the3647 Administrative Agent.3648

88 55802528_20 (c) Payments by the Borrower; Presumptions by Administrative Agent.3649 Unless the Administrative Agent shall have received notice from the Borrower prior to the date3650 on which any payment is due to the Administrative Agent for the account of the Lenders or the3651 L/C Issuer hereunder that the Borrower will not make such payment, the Administrative Agent3652 may assume that the Borrower has made such payment on such date in accordance herewith and3653 may, in reliance upon such assumption, distribute to the Lenders or the L/C Issuer, as the case3654 may be, the amount due. In such event, if the Borrower has not in fact made such payment, then3655 each of the Lenders or the L/C Issuer, as the case may be, severally agrees to repay to the3656 Administrative Agent forthwith on demand the amount so distributed to such Lender or L/C3657 Issuer, in immediately available funds with interest thereon, for each day from and including the3658 date such amount is distributed to it to but excluding the date of payment to the Administrative3659 Agent, at the Overnight Rate. A notice of the Administrative Agent to any Lender or the3660 Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent3661 manifest error.3662 (d) Failure to Satisfy Conditions Precedent. If any Lender makes available to3663 the Administrative Agent funds for any Loan to be made by such Lender as provided in the3664 foregoing provisions of this Article 2, and such funds are not made available to the Borrower by3665 the Administrative Agent because the conditions to the applicable Credit Extension set forth in3666 Article 5 are not satisfied or waived in accordance with the terms hereof, the Administrative3667 Agent shall return such funds (in like funds as received from such Lender) to such Lender,3668 without interest.3669 (e) Obligation of the Lenders Several. The obligations of the Lenders3670 hereunder to make Loans, to fund participations in Letters of Credit and Swingline Loans and to3671 make payments pursuant to Section 11.04(c) are several and not joint. The failure of any Lender3672 to make any Loan, to fund any such participation or to make any payment under Section 11.04(c)3673 on any date required hereunder shall not relieve any other Lender of its corresponding obligation3674 to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so3675 make its Loan, to purchase its participation or to make its payment under Section 11.04(c).3676 (f) Funding Source. Subject to Section 3.06, nothing herein shall be deemed3677 to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to3678 constitute a representation by any Lender that it has obtained or will obtain the funds for any3679 Loan in any particular place or manner.3680 (g) Allocation of Funds. If at any time insufficient funds are received by or3681 are available to the Administrative Agent to pay fully all amounts of principal, L/C Borrowings,3682 interest and fees then due hereunder, such funds shall be applied (i) first, toward costs and3683 expenses (including all reasonable and documented out-of-pocket fees, expenses and3684 disbursements of any law firm or other counsel and amounts payable under Article 3) incurred3685 by the Administrative Agent and each Lender, (ii) second, toward repayment of interest and fees3686 then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of3687 interest and fees then due to such parties, and (iii) third, toward repayment of principal and L/C3688 Borrowings then due hereunder, ratably among the parties entitled thereto in accordance with the3689 amounts of principal and L/C Borrowings then due to such parties.3690

89 55802528_20 Section 2.12. Sharing of Payments by Lenders. If any Lender shall, by exercising any3691 right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or3692 interest on any of the Loans made by it, or the participations in L/C Obligations or in Swingline3693 Loans held by it resulting in such Lender’s receiving payment of a proportion of the aggregate3694 amount of such Loans or participations and accrued interest thereon greater than its pro rata3695 share of the applicable Class of Loans thereof as provided herein, then the Lender receiving such3696 greater proportion shall notify the Administrative Agent of such fact, and purchase (for cash at3697 face value) participations in the Loans and subparticipations in L/C Obligations and Swingline3698 Loans of the other Appropriate Lenders, or make such other adjustments among the group of3699 Appropriate Lenders as shall be equitable, so that the benefit of all such payments shall be shared3700 by the Appropriate Lenders ratably in accordance with the aggregate amount of principal of and3701 accrued interest on their respective Loans and other amounts owing them; provided that:3702 (A) if any such participations or subparticipations are3703 purchased and all or any portion of the payment giving rise thereto is3704 recovered, such participations or subparticipations shall be rescinded and3705 the purchase price restored to the extent of such recovery, without interest;3706 and3707 (B) the provisions of this Section shall not be construed to3708 apply to (x) any payment made by the Borrower pursuant to and in3709 accordance with the express terms of this Credit Agreement, including3710 Sections 2.18, 2.19 and 2.20 and the application of funds arising from the3711 existence of a Defaulting Lender, (y) any amounts applied to L/C3712 Obligations by the L/C Issuer or Swingline Loans by the Swingline3713 Lender, as appropriate, from Cash Collateral or other Adequate Assurance3714 provided under Section 2.16 or (z) any payment obtained by a Lender as3715 consideration for the assignment of or sale of a participation in any of its3716 Loans or subparticipations in L/C Obligations or Swingline Loans to any3717 assignee or participant, other than to the Borrower or any of its Restricted3718 Subsidiaries (as to which the provisions of this Section shall apply) unless3719 such assignment occurs in accordance with Section 11.06(i).3720 Each Credit Party consents to the foregoing and agrees, to the extent it may effectively do3721 so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing3722 arrangements may exercise against such Credit Party rights of setoff and counterclaim with3723 respect to such participation as fully as if such Lender were a direct creditor of such Credit Party3724 in the amount of such participation.3725 Section 2.13. Evidence of Debt.3726 (a) The Credit Extensions made by each Lender shall be evidenced by one or3727 more accounts or records maintained by such Lender and by the Administrative Agent in the3728 ordinary course of business. The accounts or records maintained by the Administrative Agent3729 and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions3730 made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so3731 record or any error in doing so shall not, however, limit or otherwise affect the obligation of the3732

90 55802528_20 Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of3733 any conflict between the accounts and records maintained by any Lender and the accounts and3734 records of the Administrative Agent in respect of such matters, the accounts and records of the3735 Administrative Agent shall control in the absence of manifest error. Upon the request of any3736 Lender made through the Administrative Agent, the Borrower shall execute and deliver to the3737 Administrative Agent a Note for such Lender, which shall evidence such Lender’s Loans in3738 addition to such accounts or records. Each Lender may attach schedules to its Note and endorse3739 thereon the date, Type (if applicable), amount and maturity of its Loans and payments with3740 respect thereto.3741 (b) In addition to the accounts and records referred to in subsection (a), each3742 Revolving Credit Lender and the Administrative Agent shall maintain in accordance with its3743 usual practice accounts or records evidencing the purchases and sales by such Revolving Credit3744 Lender of participations in Letters of Credit and Swingline Loans. In the event of any conflict3745 between the accounts and records maintained by the Administrative Agent and the accounts and3746 records of any Revolving Credit Lender in respect of such matters, the accounts and records of3747 the Administrative Agent shall control in the absence of manifest error.3748 Section 2.14. [Reserved].3749 Section 2.15. [Reserved].3750 Section 2.16. Cash Collateral.3751 (a) Certain Credit Support Events. Upon the request of the Administrative3752 Agent or the L/C Issuer if the L/C Issuer has honored any full or partial drawing request under3753 any Letter of Credit and such drawing has resulted in an L/C Borrowing or if, as of the L/C3754 Expiration Date, any L/C Obligation for any reason remains outstanding, the Borrower shall3755 immediately Cash Collateralize the then Outstanding Amount of the L/C Obligations. If the3756 Administrative Agent notifies the Borrower at any time that the Outstanding Amount of all L/C3757 Obligations at such time exceeds 103% of the L/C Sublimit, then, within two Business Days3758 after receipt of such notice, the Borrower shall Cash Collateralize the L/C Obligations in an3759 amount equal to the amount by which the Outstanding Amount of all L/C Obligations exceeds3760 the L/C Sublimit. At any time that there shall exist a Defaulting Lender, immediately upon the3761 request of the Administrative Agent, the L/C Issuer or the Swingline Lender, the Borrower shall3762 deliver to the Administrative Agent Cash Collateral in an amount sufficient to cover all Fronting3763 Exposure (after giving effect to Section 2.17(a)(vii) and any Cash Collateral provided by the3764 Defaulting Lender). At any time that there shall exist a Defaulting Lender, promptly upon the3765 request of the Administrative Agent, the L/C Issuer or the Swingline Lender, the Borrower shall3766 deliver to the Administrative Agent Cash Collateral in an amount sufficient to cover all Fronting3767 Exposure or other Adequate Assurance (after giving effect to Section 2.17(a)(vii) and any Cash3768 Collateral or other Adequate Assurance provided by the Defaulting Lender). Additionally, if the3769 Administrative Agent notifies the Borrower at any time that the Outstanding Amount of all L/C3770 Obligations at such time exceeds 103% of the L/C Sublimit then in effect, then within two (2)3771 Business Days after receipt of such notice, the Borrower shall provide Cash Collateral for the3772 Outstanding Amount of the L/C Obligations in an amount not less than the amount by which the3773 Outstanding Amount of all L/C Obligations exceeds the L/C Sublimit.3774

91 55802528_20 (b) Grant of Security Interest. All Cash Collateral (other than credit support3775 not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing3776 deposit accounts with the Administrative Agent. The Borrower, and to the extent provided by3777 any Defaulting Lender, such Defaulting Lender, hereby grants to (and subjects to the control of)3778 the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuer and the3779 Revolving Credit Lenders (including the Swingline Lender), and agrees to maintain, a first3780 priority security interest in all such cash, deposit accounts and all balances therein, and all other3781 property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as3782 security for the obligations to which such Cash Collateral may be applied pursuant to Section3783 2.16(c). If at any time the Administrative Agent determines that Cash Collateral is subject to any3784 right or claim of any Person other than the Administrative Agent as herein provided, or that the3785 total amount of such Cash Collateral is less than the applicable Fronting Exposure and other3786 obligations secured thereby, the Borrower or the relevant Defaulting Lender will, promptly upon3787 demand by the Administrative Agent, pay or provide to the Administrative Agent additional3788 Cash Collateral in an amount sufficient to eliminate such deficiency.3789 (c) Application. Notwithstanding anything to the contrary contained in this3790 Credit Agreement, Cash Collateral provided under any of this Section 2.16 or Sections 2.03,3791 2.04, 2.06, 2.17 or 9.02 in respect of Letters of Credit or Swingline Loans shall be held and3792 applied to the satisfaction of the specific L/C Obligations, Swingline Loans, obligations to fund3793 participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any3794 interest accrued on such obligation) and other obligations for which the Cash Collateral was so3795 provided, prior to any other application of such property as may be provided for herein.3796 (d) Release. Cash Collateral (or the appropriate portion thereof) provided to3797 reduce Fronting Exposure or other obligations shall be released promptly following (i) the3798 elimination of the applicable Fronting Exposure or other obligations giving rise thereto3799 (including by the termination of Defaulting Lender status of the applicable Lender (or, as3800 appropriate, its assignee following compliance with Section 11.06(b)(vi))) or (ii) the3801 Administrative Agent’s good faith determination that there exists excess Cash Collateral;3802 provided, however, (x) that Cash Collateral furnished by or on behalf of a Credit Party shall not3803 be released during the continuance of an Event of Default (and following application as provided3804 in this Section 2.16 shall be applied in accordance with Section 9.03), and (y) the Person3805 providing Cash Collateral and the L/C Issuer or the Swingline Lender, as applicable, may agree3806 that Cash Collateral shall not be released but instead held to support future anticipated Fronting3807 Exposure or other obligations.3808 Section 2.17. Defaulting Lenders.3809 (a) Adjustments. Notwithstanding anything to the contrary contained in this3810 Credit Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such3811 Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:3812 (i) [reserved];3813 (ii) [reserved];3814

92 55802528_20 (iii) the Defaulting Lender shall not be entitled to vote, or participate in3815 amendments, waivers or consents hereunder or in respect of the other Credit3816 Documents, except as may be expressly provided herein;3817 (iv) the Defaulting Lender may be replaced and its interests assigned as3818 provided in Section 11.13; all payments of principal, interest and other amounts3819 owing to a Defaulting Lender will be paid into an account or subaccount with the3820 Administrative Agent (collectively, the “Defaulting Lender Account”) to secure3821 the Defaulting Lender’s obligations under this Credit Agreement;3822 (v) amounts held in the Defaulting Lender Account shall be applied at3823 such time or times as may be determined by the Administrative Agent as follows:3824 first, to the payment of any amounts owing by that Defaulting Lender to the3825 Administrative Agent hereunder; second, to the payment on a pro rata basis of any3826 amounts owing by that Defaulting Lender to the L/C Issuer or the Swingline3827 Lender hereunder; third, if so determined by the Administrative Agent or3828 requested by the L/C Issuer or the Swingline Lender, to be held as Cash Collateral3829 for future funding obligations of that Defaulting Lender of any participation in3830 any Swingline Loan or Letter of Credit; fourth, as the Borrower may request (so3831 long as no Default or Event of Default exists), to the funding of any Loan in3832 respect of which that Defaulting Lender has failed to fund its portion thereof as3833 required by this Credit Agreement, as determined by the Administrative Agent;3834 fifth, if so determined by the Administrative Agent and the Borrower, to be held in3835 a non-interest bearing deposit account and released pro rata in order to satisfy3836 obligations of that Defaulting Lender to fund Loans under this Credit Agreement;3837 sixth, to the payment of any amounts owing to the Lenders, the L/C Issuer or the3838 Swingline Lender as a result of any judgment of a court of competent jurisdiction3839 obtained by any Lender, the L/C Issuer or the Swingline Lender against that3840 Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations3841 under this Credit Agreement; seventh, so long as no Default or Event of Default3842 exists, to the payment of any amounts owing to the Borrower as a result of any3843 judgment of a court of competent jurisdiction obtained by the Borrower against3844 that Defaulting Lender as a result of that Defaulting Lender’s breach of its3845 obligations under this Credit Agreement; and eighth, to that Defaulting Lender or3846 as otherwise directed by a court of competent jurisdiction; provided that if (x)3847 such payment is a payment of the principal amount of any Loans or L/C3848 Borrowings in respect of which that Defaulting Lender has not fully funded its3849 appropriate share and (y) such Loans or L/C Borrowings were made at a time3850 when the conditions set forth in Section 5.02 were satisfied or waived, such3851 payment shall be applied solely to pay the Loans of, and L/C Borrowings owed to,3852 all non-Defaulting Lenders on a pro rata basis prior to being applied to the3853 payment of any Loans of, or L/C Borrowings owed to, that Defaulting Lender3854 until such time as all Loans and funded and unfunded participations in L/C3855 Obligations and Swingline Loans are held by the Lenders in accordance with their3856 respective Aggregate Commitment Percentage under the applicable Facility3857 without giving effect to Section 2.17(a)(vii). Any payments, prepayments or3858 other amounts paid or payable to a Defaulting Lender that are applied (or held) to3859

93 55802528_20 pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to3860 this Section 2.17(a)(v) shall be deemed paid to and redirected by that Defaulting3861 Lender, and each Lender irrevocably consents hereto;3862 (vi) the Defaulting Lenders shall not be entitled to receive any3863 Commitment Fee, facility fee, letter of credit fee or other fees hereunder (which3864 fees may be retained by the Borrower rather than paid into the Defaulting Lender3865 Account); and3866 (vii) during any period in which there is a Defaulting Lender, for3867 purposes of computing the amount of the obligation of each non-Defaulting3868 Lender to acquire, refinance or fund participations in Letters of Credit or3869 Swingline Loans pursuant to Sections 2.03 and 2.04, the “Aggregate Commitment3870 Percentage” of each non-Defaulting Lender shall be computed without giving3871 effect to the Revolving Credit Commitment of that Defaulting Lender; provided3872 that (A) each such reallocation shall be given effect only if, at the date the3873 applicable Lender becomes a Defaulting Lender, no Event of Default exists; and3874 (B) the aggregate obligation of each non-Defaulting Lender to acquire, refinance3875 or fund participations in Letters of Credit and Swingline Loans shall not exceed3876 the positive difference, if any, of (1) the Revolving Credit Commitment of that3877 non-Defaulting Lender minus (2) the aggregate Outstanding Amount of the3878 Revolving Credit Obligations of that Lender.3879 (b) Defaulting Lender Cure. If the Borrower, the Administrative Agent, the3880 Swingline Lender and the L/C Issuer agree in writing in their sole discretion that a Defaulting3881 Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so3882 notify the parties hereto, whereupon as of the effective date specified in such notice and subject3883 to any conditions set forth therein (which may include arrangements with respect to any Cash3884 Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding3885 Loans of the other Lenders or take such other actions as the Administrative Agent may determine3886 to be necessary to cause the Revolving Credit Loans and funded and unfunded participations in3887 Letters of Credit and Swingline Loans to be held on a pro rata basis by the Revolving Credit3888 Lenders in accordance with their Aggregate Commitment Percentages (without giving effect to3889 Section 2.17(a)(vii)), whereupon that Lender will cease to be a Defaulting Lender; provided that3890 no adjustments will be made retroactively with respect to fees accrued or payments made by or3891 on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that3892 except to the extent otherwise expressly agreed by the affected parties, no change hereunder3893 from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party3894 hereunder arising from that Lender’s having been a Defaulting Lender.3895 Section 2.18. Incremental Facilities.3896 (a) Incremental Commitments. The Borrower (or in the case of Escrow3897 Incremental Term Loans, the Escrow Borrower) may, by written notice to the Administrative3898 Agent from time to time, request Incremental Commitments, which may be of the same Class as3899 any outstanding Term Loans (a “Term Loan Increase”) or a new Class of term loans and/or one3900 or more increases in the amount of the Revolving Credit Commitments (a “Revolving3901

94 55802528_20 Commitment Increase”) or the establishment of one or more new revolving credit commitments.3902 Such notice shall set forth: (i) the amount of the Incremental Commitments being requested3903 (which shall be in a minimum amount of $5,000,000; provided that such amount may be less3904 than $5,000,000 if such amount represents all remaining availability under the limit set forth in3905 Section 2.18(c)(ii)), (ii) the date on which such Incremental Commitments are requested to3906 become effective, (iii) whether such Incremental Commitments are Incremental Revolving3907 Commitments or Incremental Term Commitments and (iv) whether such Incremental3908 Commitments will constitute Escrow Incremental Term Loans. The Borrower may in its sole3909 discretion seek Incremental Commitments from existing Lenders (each of which shall be entitled3910 to agree or decline to participate in its sole discretion) or any Additional Lender.3911 (b) Incremental Loans. On the applicable date (each, an “Incremental3912 Facility Closing Date”) specified in any Incremental Amendment, subject to the satisfaction of3913 the terms and conditions in this Section 2.18 and in the applicable Incremental Amendment, (i)3914 (A) each Incremental Term Lender of such Class shall make an Incremental Term Loan to the3915 Borrower in an amount equal to its Incremental Term Commitment of such Class and (B) each3916 Incremental Term Lender of such Class shall become a Lender hereunder with respect to the3917 Incremental Term Commitment of such Class and the Incremental Term Loans of such Class3918 made pursuant thereto and (ii) (A) each Incremental Revolving Lender of such Class shall make3919 its Commitment available to the Borrower in an amount equal to its Incremental Revolving3920 Commitment of such Class and (B) each Incremental Revolving Lender of such Class shall3921 become a Lender hereunder with respect to the Incremental Revolving Commitment of such3922 Class and the Incremental Revolving Loans of such Class made pursuant thereto.3923 (c) Effectiveness of Incremental Amendment. The effectiveness of any3924 Incremental Amendment, and the Incremental Commitments thereunder, shall be subject to the3925 satisfaction on the applicable date (which shall be no earlier than the date of such Incremental3926 Amendment) specified therein (the “Incremental Amendment Date”) of each of the following3927 conditions, together with any other conditions set forth in the Incremental Amendment:3928 (i) after giving effect to such Incremental Commitments, the3929 conditions of Section 5.02 shall be satisfied (it being understood that all3930 references to “the date of such Credit Extension” or similar language in such3931 Section 5.02 shall be deemed to refer to the Incremental Amendment Date);3932 provided that in connection with any Incremental Commitment, the primary3933 purpose of which is to finance a Limited Condition Transaction, if agreed by the3934 Incremental Lenders providing such Incremental Commitments, the conditions set3935 forth in clauses (a) and (b) (other than with respect to any Event of Default under3936 Section 9.01(a) or (f)) of Section 5.02 may be agreed not to apply and excluded in3937 the relevant Incremental Amendment and the condition set forth in clause (c) of3938 Section 5.02 may be satisfied by the delivery of a Request for Credit Extension3939 within such lesser time period as agreed by such Incremental Lenders, the3940 Administrative Agent and the Borrower;3941 (ii) (A) after giving Pro Forma Effect to both (x) the making of3942 Incremental Term Loans or establishment of Incremental Revolving3943 Commitments (assuming a borrowing of the maximum amount of Loans available3944

95 55802528_20 thereunder) under such Incremental Amendment and (y) any Specified3945 Transactions consummated in connection therewith, the Consolidated Total Net3946 Leverage Ratio does not exceed 2.50:1.00; or (B) together with the Incremental3947 Term Loans made and Incremental Revolving Commitments established under3948 such Incremental Amendment, the aggregate principal amount of Incremental3949 Term Loans made, Incremental Equivalent Debt deemed incurred and Incremental3950 Revolving Commitments established under this clause (B) does not exceed3951 $100,000,000; provided that it is understood that (1) Incremental Term Loans and3952 Incremental Revolving Commitments may be incurred under either clause (A) or3953 clause (B) as selected by the Borrower in its sole discretion, including by3954 designating any portion of Incremental Commitments in excess of an amount3955 permitted to be incurred under clause (A) at the time of such incurrence as3956 incurred under clause (B); and3957 (iii) to the extent reasonably requested by the Administrative Agent,3958 receipt by the Administrative Agent of (A) customary legal opinions, board3959 resolutions and officers’ certificates (including a solvency certificate) consistent3960 with those delivered on the Closing Date (conformed as appropriate) other than3961 changes to such legal opinions resulting from a Change in Law, change in fact or3962 change to counsel’s form of opinion reasonably satisfactory to the Administrative3963 Agent and (B) reaffirmation agreements and/or such amendments to the Collateral3964 Documents as may be reasonably requested by the Administrative Agent in order3965 to ensure that such Incremental Commitments and extensions of credit thereunder3966 are provided with the benefit of the applicable Credit Documents.3967 (d) Required Terms. The terms, provisions and documentation of the3968 Incremental Term Loans and Incremental Term Commitments or the Incremental Revolving3969 Loans and Incremental Revolving Commitments, as the case may be, of any Class shall be as3970 agreed between the Borrower and the applicable Incremental Lenders providing such3971 Incremental Commitments, and except as otherwise set forth herein, to the extent not identical to3972 any Class of Term Loans or Revolving Credit Commitments, as applicable, each existing on the3973 Incremental Facility Closing Date, shall be consistent with clauses (i) and (ii) below, as3974 applicable, and otherwise (a) conformed (or added) in the Credit Documents pursuant to the3975 related Incremental Amendment for the benefit of all Lenders, (b) applicable only to periods3976 after the Latest Maturity Date as of the Incremental Amendment Date or (c) reasonably3977 satisfactory to the Administrative Agent; provided that in the case of a Term Loan Increase or a3978 Revolving Commitment Increase, the terms, provisions and documentation (other than the3979 Incremental Amendment evidencing such increase) of such Term Loan Increase or Revolving3980 Commitment Increase shall be identical (other than with respect to upfront fees, OID or similar3981 fees) to the applicable Class of Term Loans or Revolving Credit Commitments being increased,3982 in each case, as existing on the Incremental Facility Closing Date (after giving effect to Section3983 2.18(e)). In any event:3984 (i) the Incremental Term Loans:3985 (A) (I) shall rank pari passu in right of payment with the3986 Obligations, (II) shall be secured by the Collateral and shall rank pari3987

96 55802528_20 passu in right of security with the Obligations and (III) shall be guaranteed3988 by the Guarantors;3989 (B) as of the Incremental Amendment Date, shall not have a3990 final scheduled maturity date earlier than the Maturity Date of the Initial3991 Term Loans;3992 (C) (I) as of the Incremental Amendment Date, shall have a3993 Weighted Average Life to Maturity not shorter than the remaining3994 Weighted Average Life to Maturity of the Initial Term Loans and (II)3995 subject to the foregoing, shall have an amortization schedule as3996 determined by the Borrower and the applicable Incremental Term Loan3997 arranger(s);3998 (D) shall have an all-in-yield (whether in the form of interest3999 rate margin, OID or otherwise) determined by the Borrower and the4000 applicable Incremental Term Lenders; provided that the Applicable4001 Percentage and amortization for a Term Loan Increase shall be (I) the4002 Applicable Percentage and amortization for the Class being increased or4003 (II) higher than the Applicable Percentage for the Class being increased as4004 long as the Applicable Percentage for the Class being increased shall be4005 automatically increased as and to the extent necessary to eliminate such4006 deficiency;4007 (E) shall have fees determined by the Borrower and the4008 applicable Incremental Term Loan arranger(s); and4009 (F) may participate on (I) a pro rata basis, less than pro rata4010 basis or greater than pro rata basis in any voluntary prepayments of Term4011 Loans hereunder and (II) a pro rata basis or less than pro rata basis (but4012 not on a greater than pro rata basis (except for prepayments of any Class4013 or Classes of Term Loans with a Maturity Date preceding the Maturity4014 Date of the remaining Classes of Term Loans then outstanding or made4015 with the proceeds of Refinancing Facilities)) in any mandatory4016 prepayments of Term Loans hereunder;4017 (ii) the Incremental Revolving Commitments and Incremental4018 Revolving Loans:4019 (A) (I) shall rank pari passu in right of payment with the4020 Obligations, (II) shall be secured by the Collateral and shall rank pari4021 passu in right of security with the Obligations and (III) shall be guaranteed4022 by the Guarantors;4023 (B) (I) shall not have a final scheduled maturity date or4024 commitment reduction date earlier than the Maturity Date with respect to4025 the Initial Revolving Credit Commitments and (II) shall not have any4026

97 55802528_20 scheduled amortization or mandatory commitment reduction prior to the4027 Maturity Date with respect to the Initial Revolving Credit Commitments;4028 (C) shall have an all-in-yield (whether in the form of interest4029 rate margin, OID or otherwise) determined by the Borrower and the4030 applicable Incremental Revolving Lenders; provided that the Applicable4031 Percentage for a Revolving Commitment Increase shall be (I) the4032 Applicable Percentage for the Class being increased or (II) higher than the4033 Applicable Percentage for the Class being increased as long as the4034 Applicable Percentage for the Class being increased shall be automatically4035 increased as and to the extent necessary to eliminate such deficiency;4036 (D) shall have fees determined by the Borrower and the4037 applicable Incremental Revolving Commitment arranger(s);4038 (E) shall provide that the borrowing and repayment (except for4039 (1) payments of interest and fees at different rates on Incremental4040 Revolving Commitments (and related outstandings), (2) repayments4041 required upon the Maturity Date of the Incremental Revolving4042 Commitments and (3) repayment made in connection with a permanent4043 repayment and termination of commitments (in accordance with clause (F)4044 below)) of Loans with respect to Incremental Revolving Commitments4045 after the associated Incremental Facility Closing Date shall be made on a4046 pro rata basis or less than a pro rata basis (but not more than a pro rata4047 basis) with all other Revolving Credit Commitments then existing on the4048 Incremental Facility Closing Date; and4049 (F) may provide that the permanent repayment of Revolving4050 Credit Loans with respect to, and termination or reduction of, Incremental4051 Revolving Commitments after the associated Incremental Facility Closing4052 Date be made on a pro rata basis or less than pro rata basis (but not on a4053 greater than pro rata basis other than with respect to any termination of4054 undrawn Revolving Credit Commitments or a permanent repayment of4055 any Class of Revolving Credit Commitments (1) with the proceeds of a4056 Refinancing Facility or (2) that mature earlier than other outstanding4057 Classes of Revolving Credit Commitments) with all other Revolving4058 Credit Commitments.4059 (e) Incremental Amendment. Commitments in respect of Incremental Term4060 Loans and Incremental Revolving Commitments shall become additional Commitments pursuant4061 to an amendment (an “Incremental Amendment”) to this Credit Agreement and, as appropriate,4062 the other Credit Documents, executed by the Borrower, each Incremental Lender providing such4063 Commitments, the Administrative Agent and, for purposes of any election and/or increase to the4064 Swingline Sublimit or L/C Sublimit, the Swingline Lender and each L/C Issuer. The Incremental4065 Amendment may, without the consent of any other Credit Party, the Administrative Agent or4066 Lender, effect such amendments to this Credit Agreement and the other Credit Documents as4067 may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the4068

98 55802528_20 Borrower, to effect the provisions of this Section 2.18, including any amendments necessary to4069 establish the Incremental Loans and/or Incremental Commitments as a new Class of Loans, to4070 provide to the Lenders of any Class of Loans or Commitments hereunder the benefit of any term4071 or provision that is added under any Incremental Amendment for the benefit of the Lenders of an4072 Incremental Facility (including to the extent necessary or advisable to allow any Incremental4073 Facility to be an Incremental Increase) and such other technical amendments as may be4074 necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower4075 in connection with the establishment of such new Class or tranche, in each case on terms4076 consistent with this Section 2.18. The Borrower will use the proceeds of the Incremental Term4077 Loans and Incremental Revolving Commitments for any purpose not prohibited by this4078 Agreement.4079 (f) Reallocation of Revolving Credit Exposure. Upon any Incremental4080 Facility Closing Date on which Incremental Revolving Commitments are effected through4081 Refinancing Amendment pursuant to this Section 2.18, (a) each of the Revolving Credit Lenders4082 shall assign to each of the Incremental Revolving Lenders, and each of the Incremental4083 Revolving Lenders shall purchase from each of the Revolving Credit Lenders, at the principal4084 amount thereof, such interests in the Incremental Revolving Loans outstanding on such4085 Incremental Facility Closing Date as shall be necessary in order that, after giving effect to all4086 such assignments and purchases, such Revolving Credit Loans will be held by existing4087 Revolving Credit Lenders and Incremental Revolving Lenders ratably in accordance with their4088 Revolving Credit Commitments after giving effect to the addition of such Incremental Revolving4089 Commitments to the Revolving Credit Commitments, (b) each Incremental Revolving4090 Commitment shall be deemed for all purposes a Revolving Credit Commitment and each Loan4091 made thereunder shall be deemed, for all purposes, a Revolving Credit Loan and (c) each4092 Incremental Revolving Lender shall become a Lender with respect to the Incremental Revolving4093 Commitments and all matters relating thereto. The Administrative Agent and the Lenders hereby4094 agree that the minimum borrowing and prepayment requirements in Section 2.02(a) and4095 2.06(a)(i) of this Agreement shall not apply to the transactions effected pursuant to the4096 immediately preceding sentence.4097 (g) The Incremental Term Loans made under each Term Loan Increase shall4098 be made by the applicable Lenders participating therein pursuant to the procedures set forth in4099 Section 2.01 and 2.02 and on the date of the making of such Incremental Term Loans, and4100 notwithstanding anything to the contrary set forth in Section 2.01 and 2.02, such Incremental4101 Term Loans shall be added to (and form part of) each Borrowing of outstanding Term Loans4102 under the applicable Class of Term Loans on a pro rata basis (based on the relative sizes of the4103 various outstanding Borrowings), so that each Lender under such Class will participate4104 proportionately in each then outstanding Borrowing of Term Loans of such Class; provided that4105 Escrow Incremental Term Loans shall not be deemed to be outstanding under this Agreement or4106 any other Credit Document for any purposes hereof (including, without limitation, for purposes4107 of any financial calculation, the definition of “Obligations,” the definition of “Required Lenders”4108 or Section 9 or Section 11.01 hereof) and the obligations with respect thereto shall not be4109 recourse to any Credit Party, in each case, unless and until the Escrow Assumption with respect4110 thereto has occurred and the Escrow Assumption shall only be permitted if the conditions set4111 forth in section 2.18(c) are satisfied as of the date of such Escrow Assumption.4112

99 55802528_20 (h) This Section 2.18 shall supersede any provisions in Section 2.12 or 11.014113 to the contrary.4114 Section 2.19. Amend and Extend Transactions.4115 (a) The Borrower may, by written notice to the Administrative Agent from4116 time to time, request an extension (each, an “Extension”) of the maturity or termination date of4117 any Class of Revolving Credit Commitments and/or Term Loans to the extended maturity or4118 termination date specified in such notice. Such notice shall set forth (i) the amount of the4119 applicable Class of Revolving Credit Commitments and/or Term Loans to be extended (which4120 shall be in minimum increments of $1,000,000 and a minimum amount of $5,000,000), (ii) the4121 date on which such Extensions are requested to become effective (which shall be not less than4122 five (5) Business Days nor more than 60 days after the date of such Extension request (or such4123 longer or shorter periods as the Administrative Agent shall reasonably agree)) and (iii)4124 identifying the relevant Class of Revolving Credit Commitments and/or Term Loans to which4125 the Extension request relates. Each Lender of the applicable Class shall be offered (an4126 “Extension Offer”) an opportunity to participate in such Extension on a pro rata basis and on the4127 same terms and conditions as each other Lender of such Class pursuant to procedures established4128 by, or reasonably acceptable to, the Administrative Agent. If the aggregate principal amount of4129 Term Loans (calculated on the face amount thereof) or Revolving Credit Commitments in4130 respect of which Lenders shall have accepted the relevant Extension Offer shall exceed the4131 maximum aggregate principal amount of Term Loans or Revolving Credit Commitments, as4132 applicable, offered to be extended by the Borrower pursuant to such Extension Offer, then the4133 Term Loans or Revolving Credit Commitments, as applicable, of Lenders of the applicable Class4134 shall be extended ratably up to such maximum amount based on the respective principal amounts4135 (but not to exceed actual holdings of record) with respect to which such Lenders have accepted4136 such Extension Offer.4137 (b) It shall be a condition precedent to the effectiveness of any Extension that4138 (i) no Default or Event of Default shall have occurred and be continuing immediately prior to4139 and immediately after giving effect to such Extension, (ii) the representations and warranties set4140 forth in Article 6 and in each other Credit Document shall be true and correct in all material4141 respects on and as of the date of such Extension, (iii) the L/C Issuer and the Swingline Lender4142 shall have consented to any Extension of the Revolving Credit Commitments, to the extent that4143 such extension provides for the issuance of Letters of Credit or making of Swingline Loans at4144 any time during the extended period and (iv) the terms of such Extended Revolving4145 Commitments and Extended Term Loans shall comply with Section 2.19(c).4146 (c) The terms of each Extension shall be determined by the Borrower and the4147 applicable extending Lender and set forth in an Extension Amendment; provided that (i) the final4148 maturity date of any Extended Term Loan or Extended Revolving Commitment shall be no4149 earlier than the maturity or termination date of the Class of Term Loans or Revolving Credit4150 Commitments being extended, (ii) (A) there shall be no scheduled amortization or mandatory4151 commitment reduction of the Extended Revolving Commitments and (B) the Weighted Average4152 Life to Maturity of the Extended Term Loans shall be no shorter than the remaining Weighted4153 Average Life to Maturity of the Class of Term Loans being extended, (iii) the Extended4154 Revolving Loans and the Extended Term Loans will rank pari passu in right of payment and4155

100 55802528_20 with respect to security with the Revolving Credit Loans and the Term Loans and shall be4156 guaranteed by the Guarantors, (iv) the interest rate margin, rate floors, fees, original issue4157 discounts and premiums applicable to any Extended Term Loans or Extended Revolving4158 Commitments (and the Extended Revolving Loans thereunder) shall be determined by the4159 Borrower and the lenders providing such Extended Term Loans or Extended Revolving4160 Commitments, as applicable, (v) none of the obligors or guarantors with respect to such4161 Extended Term Loans or Extended Revolving Commitments shall be a Person that is not a Credit4162 Party and (vi) to the extent the terms of the Extended Term Loans or the Extended Revolving4163 Commitments are inconsistent with the terms set forth herein (except as set forth in clause (i)4164 through (v) above), such terms shall be reasonably satisfactory to the Administrative Agent.4165 (d) In connection with any Extension, the Borrower, the Administrative Agent4166 and each applicable extending Lender shall execute and deliver to the Administrative Agent an4167 amendment (an “Extension Amendment”) and such other documentation as the Administrative4168 Agent shall reasonably specify to evidence the Extension. The Administrative Agent shall4169 promptly notify each Lender as to the effectiveness of each Extension. Any Extension4170 Amendment may, without the consent of any other Lender, effect such amendments to this4171 Agreement and the other Credit Documents as may be necessary or appropriate, in the4172 reasonable opinion of the Administrative Agent and the Borrower, to implement the terms of any4173 such Extension, including any amendments necessary to establish Extended Term Loans or4174 Extended Revolving Commitments as a new Class or tranche of Term Loans or Revolving Credit4175 Commitments, as applicable, and such other technical amendments as may be necessary or4176 appropriate in the reasonable opinion of the Administrative Agent and the Borrower in4177 connection with the establishment of such new Class or tranche (including to preserve the pro4178 rata treatment of the extended and non-extended Classes and to provide for the reallocation of4179 participation in Letters of Credit or Swingline Loans upon the expiration or termination of the4180 commitments under any Class), in each case on terms not inconsistent with this Section 2.19).4181 Section 2.20. Refinancing Facilities.4182 (a) The Borrower may, by written notice to the Administrative Agent from4183 time to time, request (x) Refinancing Revolving Commitments to replace all or a portion of any4184 existing Class of Revolving Credit Commitments and (y) Refinancing Term Loans to refinance4185 all or a portion of any existing Class of Term Loans (with respect to a particular Refinancing4186 Commitment or Refinancing Loan, such existing Revolving Credit Commitments or Loans,4187 “Refinanced Debt”). Such notice shall set forth (i) the amount of the applicable Refinancing4188 Facility (which shall be in minimum increments of $1,000,000 and a minimum amount of4189 $5,000,000), (ii) the date on which the applicable Refinancing Facility is to become effective and4190 (iii) whether such Refinancing Facilities are Refinancing Revolving Commitments or4191 Refinancing Term Loans. The Borrower may in its sole discretion seek Refinancing Facilities4192 from existing Lenders (each of which shall be entitled to agree or decline to participate in its sole4193 discretion) or any Additional Lender.4194 (b) Refinancing Loans. On any Refinancing Facility Closing Date on which4195 any Refinancing Term Commitments of any Class are effected, subject to the satisfaction of the4196 terms and conditions in this Section 2.20, (i) each Refinancing Term Lender of such Class shall4197 make a Loan to the Borrower (a “Refinancing Term Loan”) in an amount equal to its4198

101 55802528_20 Refinancing Term Commitment of such Class and (ii) each Refinancing Term Lender of such4199 Class shall become a Lender hereunder with respect to the Refinancing Term Commitment of4200 such Class and the Refinancing Term Loans of such Class made pursuant thereto. On any4201 Refinancing Facility Closing Date on which any Refinancing Revolving Commitments of any4202 Class are effected, subject to the satisfaction of the terms and conditions in this Section 2.20, (i)4203 each Refinancing Revolving Lender of such Class shall make its Commitment available to the4204 Borrower (when borrowed, a “Refinancing Revolving Loan” and collectively with any4205 Refinancing Term Loan, a “Refinancing Loan”) in an amount equal to its Refinancing4206 Revolving Commitment of such Class and (ii) each Refinancing Revolving Lender of such Class4207 shall become a Lender hereunder with respect to the Refinancing Revolving Commitment of4208 such Class and the Refinancing Revolving Loans of such Class made pursuant thereto.4209 (c) Effectiveness of Refinancing Amendment. The effectiveness of any4210 Refinancing Amendment, and the Refinancing Commitments thereunder, shall be subject to the4211 satisfaction on the date thereof (a “Refinancing Facility Closing Date”) of each of the following4212 conditions, together with any other conditions set forth in the Refinancing Amendment:4213 (i) after giving effect to such Refinancing Commitments, the4214 conditions of Sections 5.02(a) and (b) shall be satisfied (it being understood that4215 all references to “the date of such Credit Extension” or similar language in such4216 Section 5.02 shall be deemed to refer to the effective date of such Refinancing4217 Amendment);4218 (ii) each Refinancing Commitment shall be in an aggregate principal4219 amount that is not less than $5,000,000 and shall be in an increment of $1,000,0004220 (provided that such amount may be less than $5,000,000 and not in an increment4221 of $1,000,000 if such amount is equal to (x) the entire outstanding principal4222 amount of the Refinanced Debt that is in the form of Term Loans or (y) the entire4223 principal amount of Refinanced Debt that is in the form of Revolving Credit4224 Commitments); and4225 (iii) to the extent reasonably requested by the Administrative Agent,4226 receipt by the Administrative Agent of (i) customary legal opinions, board4227 resolutions and officers’ certificates consistent with those delivered on the4228 Closing Date (conformed as appropriate) other than changes to such legal4229 opinions resulting from a Change in Law, change in fact or change to counsel’s4230 form of opinion reasonably satisfactory to the Administrative Agent and (ii)4231 reaffirmation agreements and/or such amendments to the Collateral Documents as4232 may be reasonably requested by the Administrative Agent in order to ensure that4233 such Refinancing Lenders are provided with the benefit of the applicable Credit4234 Documents.4235 (d) Required Terms. The terms, provisions and documentation of the4236 Refinancing Term Loans and Refinancing Term Commitments or the Refinancing Revolving4237 Loans and Refinancing Revolving Commitments, as the case may be, of any Class shall be as4238 agreed between the Borrower and the applicable Refinancing Lenders providing such4239 Refinancing Commitments, and except as otherwise set forth herein, to the extent not identical to4240

102 55802528_20 any Class of Term Loans or Revolving Credit Commitments, as applicable, each existing on the4241 Refinancing Facility Closing Date, shall be consistent with clauses (i) and (ii) below, as4242 applicable, and otherwise reasonably satisfactory to the Administrative Agent. In any event:4243 (i) the Refinancing Term Loans:4244 (A) (I) shall rank pari passu in right of payment with the4245 Obligations, (II) shall be secured by the Collateral and shall rank pari4246 passu in right of security with the Obligations and (III) shall be guaranteed4247 by the Guarantors;4248 (B) as of the Refinancing Facility Closing Date, shall not have4249 a final scheduled maturity date earlier than the Maturity Date of the4250 Refinanced Debt;4251 (C) (I) as of the Refinancing Facility Closing Date, shall not4252 have a Weighted Average Life to Maturity shorter than the remaining4253 Weighted Average Life to Maturity of the Refinanced Debt and (II) shall4254 have an amortization schedule as determined by the Borrower and the4255 applicable Refinancing Lenders;4256 (D) shall have an all-in-yield (whether in the form of interest4257 rate margin, OID or otherwise) determined by the Borrower and the4258 applicable Refinancing Term Lenders;4259 (E) shall have fees determined by the Borrower and the4260 applicable Refinancing Term Loan arranger(s);4261 (F) may participate on (I) a pro rata basis, less than pro rata4262 basis or greater than pro rata basis in any voluntary prepayments of Term4263 Loans hereunder and (II) a pro rata basis or less than pro rata basis (but4264 not on a greater than pro rata basis (except for prepayments of any Class4265 or Classes of Term Loans with a Maturity Date preceding the Maturity4266 Date of the remaining Classes of Term Loans then outstanding or made4267 with the proceeds of Refinancing Facilities)) in any mandatory4268 prepayments of Term Loans hereunder; and4269 (G) shall not have a greater principal amount than the principal4270 amount of the Refinanced Debt plus accrued interest, fees, premiums (if4271 any) and penalties payable by the terms of such tranche of Term Loans4272 and reasonable fees, expenses, OID and upfront fees associated with the4273 incurrence of such Refinancing Term Loans; and4274 (ii) the Refinancing Revolving Commitments and Refinancing4275 Revolving Loans:4276 (A) (I) shall rank pari passu in right of payment with the4277 Obligations, (II) shall be secured by the Collateral and shall rank pari4278

103 55802528_20 passu in right of security with the Obligations and (III) shall be guaranteed4279 by the Guarantors;4280 (B) shall not have a final scheduled maturity date or4281 commitment reduction date earlier than the Maturity Date or commitment4282 reduction date, respectively, with respect to the Refinanced Debt;4283 (C) shall have an all-in-yield (whether in the form of interest4284 rate margin, OID or otherwise) determined by the Borrower and the4285 applicable Refinancing Revolving Lenders;4286 (D) shall have fees determined by the Borrower and the4287 applicable Refinancing Revolving Commitments arranger(s);4288 (E) shall provide that the borrowing and repayment (except for4289 (1) payments of interest and fees at different rates on Refinancing4290 Revolving Commitments (and related outstandings), (2) repayments4291 required upon the Maturity Date of the Refinancing Revolving4292 Commitments and (3) repayment made in connection with a permanent4293 repayment and termination of commitments (in accordance with clause (F)4294 below)) of Loans with respect to Refinancing Revolving Commitments4295 after the associated Refinancing Facility Closing Date shall be made on a4296 pro rata basis or less than a pro rata basis (but not more than a pro rata4297 basis) with all other Revolving Credit Commitments then existing on the4298 Refinancing Facility Closing Date,4299 (F) may provide that the permanent repayment of Revolving4300 Credit Loans with respect to, and termination or reduction of, Refinancing4301 Revolving Commitments after the associated Refinancing Facility Closing4302 Date be made on a pro rata basis or less than pro rata basis (but not on a4303 greater than pro rata basis other than with respect to any termination of4304 undrawn Revolving Credit Commitments or a permanent repayment of4305 any Class of Revolving Credit Commitments (1) with the proceeds of a4306 Refinancing Facility or (2) that mature earlier than other outstanding4307 Classes of Revolving Credit Commitments) with all other Revolving4308 Credit Commitments, and4309 (G) shall not have a greater principal amount than the principal4310 amount of the Refinanced Debt plus accrued interest, fees, premiums (if4311 any) and penalties payable by the terms of such tranche of Term Loans4312 and reasonable fees, expenses, OID and upfront fees associated with the4313 incurrence of such Refinancing Revolving Commitments;4314 (e) Refinancing Amendment. Commitments in respect of Refinancing Term4315 Loans and Refinancing Revolving Commitments shall become additional Commitments pursuant4316 to an amendment (a “Refinancing Amendment”) to this Agreement and, as appropriate, the4317 other Credit Documents, executed by the Borrower, each Refinancing Lender providing such4318

104 55802528_20 Commitments and the Administrative Agent. The Refinancing Amendment may, without the4319 consent of any other Credit Party, Administrative Agent or Lender, effect such amendments to4320 this Agreement and the other Credit Documents as may be necessary or appropriate, in the4321 reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this4322 Section 2.20, including any amendments necessary to establish the Refinancing Loans and/or4323 Refinancing Commitments as a new Class or tranche of Loans and such other technical4324 amendments as may be necessary or appropriate in the reasonable opinion of the Administrative4325 Agent and the Borrower in connection with the establishment of such new Class or tranche4326 (including to preserve the pro rata treatment of the refinanced and non-refinanced Classes or4327 tranches and to provide for the reallocation of participation in Letters of Credit or Swingline4328 Loans upon the expiration or termination of the commitments under any Class or tranche), in4329 each case on terms consistent with this Section 2.20. The Borrower will use the proceeds of the4330 Refinancing Term Loans and Refinancing Revolving Commitments to extend, renew, replace,4331 repurchase, retire or refinance, substantially concurrently, the applicable Refinanced Debt.4332 (f) Reallocation of Revolving Credit Exposure. Upon any Refinancing4333 Facility Closing Date on which Refinancing Revolving Commitments are effected pursuant to4334 this Section 2.20, (a) each of the Revolving Credit Lenders shall assign to each of the4335 Refinancing Revolving Lenders, and each of the Refinancing Revolving Lenders shall purchase4336 from each of the Revolving Credit Lenders, at the principal amount thereof, such interests in the4337 Refinancing Revolving Loans outstanding on such Refinancing Facility Closing Date as shall be4338 necessary in order that, after giving effect to all such assignments and purchases, such Revolving4339 Credit Loans will be held by existing Revolving Credit Lenders and Refinancing Revolving4340 Lenders ratably in accordance with their Revolving Credit Commitments after giving effect to4341 the addition of such Refinancing Revolving Commitments to the Revolving Credit4342 Commitments, (b) each Refinancing Revolving Commitment shall be deemed for all purposes a4343 Revolving Credit Commitment and each Loan made thereunder shall be deemed, for all4344 purposes, a Revolving Credit Loan and (c) each Refinancing Revolving Lender shall become a4345 Lender with respect to the Incremental Revolving Commitments and all matters relating thereto.4346 The Administrative Agent and the Lenders hereby agree that the minimum borrowing and4347 prepayment requirements in Section 2.02(a) and 2.06(a)(i) of this Agreement shall not apply to4348 the transactions effected pursuant to the immediately preceding sentence.4349 (g) This Section 2.20 shall supersede any provisions in Section 2.12 or 11.014350 to the contrary.4351 ARTICLE 34352 TAXES, YIELD PROTECTION AND ILLEGALITY4353 Section 3.01. Taxes.4354 (a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of4355 Taxes.4356 (i) Any and all payments by or on account of any obligation of the4357 Credit Parties hereunder or under any other Credit Document shall to the extent4358 permitted by applicable Laws be made free and clear of and without reduction or4359

105 55802528_20 withholding for any Taxes. If, however, applicable Laws require any Credit Party4360 or the Administrative Agent to withhold or deduct any Tax, such Tax shall be4361 withheld or deducted in accordance with such Laws as determined by such Credit4362 Party or the Administrative Agent, as the case may be, upon the basis of the4363 information and documentation to be delivered pursuant to subsection (e) below.4364 (ii) If the Credit Parties or the Administrative Agent shall be required4365 by the Internal Revenue Code to withhold or deduct any Taxes, including both4366 United States federal backup withholding and withholding taxes, from any4367 payment, then (A) the Administrative Agent shall withhold or make such4368 deductions as are determined by the Administrative Agent to be required based4369 upon the information and documentation it has received pursuant to subsection (e)4370 below, (B) the Administrative Agent shall timely pay the full amount withheld or4371 deducted to the relevant Governmental Authority in accordance with the Internal4372 Revenue Code, and (C) to the extent that the withholding or deduction is made on4373 account of Indemnified Taxes or Other Taxes, the sum payable by the Credit4374 Parties shall be increased as necessary so that after any required withholding or4375 the making of all required deductions (including any withholding or deductions4376 applicable to additional sums payable under this Section) the Administrative4377 Agent, any Lender or the L/C Issuer, as the case may be, receives an amount4378 equal to the sum it would have received had no such withholding or deduction4379 been made.4380 (iii) If any Credit Party or the Administrative Agent shall be required4381 by any applicable Laws other than the Internal Revenue Code to withhold or4382 deduct any Taxes from any payment, then such Credit Party or the Administrative4383 Agent, as required by such Laws, shall withhold or make such deductions as are4384 determined by it to be required based upon the information and documentation it4385 has received pursuant to subsection (e) below, such Credit Party or the4386 Administrative Agent, to the extent required by such Laws, shall timely pay the4387 full amount so withheld or deducted by it to the relevant Governmental Authority4388 in accordance with such Laws, and to the extent that the withholding or deduction4389 is made on account of Indemnified Taxes or Other Taxes, the sum payable by4390 such Credit Party shall be increased as necessary so that after any required4391 withholding or the making of all required deductions (including any withholding4392 or deductions applicable to additional sums payable under this Section) the4393 Administrative Agent, Lender or L/C Issuer, as the case may be, receives an4394 amount equal to the sum it would have received had no such withholding or4395 deduction been made.4396 (b) Payment of Other Taxes by the Credit Parties. Without duplication of4397 other amounts payable by the Borrower under this Section 3.01, the Credit Parties shall timely4398 pay any Other Taxes to the relevant Governmental Authority, or at the option of the4399 Administrative Agent timely reimburse it for the payment of any Other Taxes, in accordance4400 with applicable Laws.4401 (c) Tax Indemnification.4402

106 55802528_20 (i) Without limiting the provisions of subsection (a) or (b) above, the4403 Credit Parties shall, and do hereby, indemnify the Administrative Agent, each4404 Lender and the L/C Issuer, and shall make payment in respect thereof within 104405 days after demand therefor, for the full amount of any Indemnified Taxes or Other4406 Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or4407 attributable to amounts payable under this Section) paid or payable by the Credit4408 Parties or the Administrative Agent or paid by the Administrative Agent, such4409 Lender or the L/C Issuer, as the case may be, whether or not such Indemnified4410 Taxes or Other Taxes were correctly or legally imposed or asserted by the4411 relevant Governmental Authority. A certificate as to the amount of any such4412 payment or liability delivered to the Borrower by a Lender or the L/C Issuer (with4413 a copy to the Administrative Agent), or by the Administrative Agent on its own4414 behalf or on behalf of a Lender or the L/C Issuer, shall be conclusive absent4415 manifest error.4416 (ii) Without limiting the provisions of subsection (a) or (b) above, each4417 Lender and the L/C Issuer shall, and does hereby, indemnify each Credit Party4418 and the Administrative Agent, and shall make payment in respect thereof within4419 10 days after demand therefor, against (i) any and all Taxes and any and all4420 related losses, claims, liabilities, penalties, interest and expenses (including the4421 reasonable and documented out-of-pocket fees, charges and disbursements of any4422 counsel for each Credit Party and the Administrative Agent) incurred by or4423 asserted against such Credit Party or the Administrative Agent by any4424 Governmental Authority as a result of the failure by such Lender or the L/C4425 Issuer, as the case may be, to deliver, or as a result of the inaccuracy, inadequacy4426 or deficiency of, any documentation required to be delivered by such Lender or4427 the L/C Issuer, as the case may be, to such Credit Party or the Administrative4428 Agent pursuant to subsection (e) and (ii) any Excluded Taxes attributable to such4429 Lender, in each case, that are payable or paid by the Administrative Agent in4430 connection with this Credit Agreement or any other Credit Document, and any4431 reasonable expenses arising therefrom or with respect thereto, whether or not such4432 Taxes were correctly or legally imposed or asserted by the relevant Government4433 Authority. Each Lender and the L/C Issuer hereby authorizes the Administrative4434 Agent to set off and apply any and all amounts at any time owing to such Lender4435 or the L/C Issuer, as the case may be, under this Credit Agreement or any other4436 Credit Document against any amount due to the Administrative Agent under this4437 clause (ii). The agreements in this clause (ii) shall survive the resignation and/or4438 replacement of the Administrative Agent, any assignment of rights by, or the4439 replacement of, a Lender or the L/C Issuer, the termination of the Commitments4440 and the repayment, satisfaction or discharge of all other Obligations.4441 (d) Evidence of Payments. As soon as practicable, after any payment of Taxes4442 by any Credit Party to a Governmental Authority as provided in this Section 3.01, the Credit4443 Party shall deliver (or cause to be delivered) to the Administrative Agent the original or a4444 certified copy of a receipt issued by such Governmental Authority evidencing such payment, a4445 copy of any return required by Law to report such payment or other evidence of such payment4446 reasonably satisfactory to the Administrative Agent.4447

107 55802528_20 (e) Status of Lenders; Tax Documentation.4448 (i) Each Lender shall deliver to the Borrower and to the4449 Administrative Agent, at the time or times prescribed by applicable Laws or when4450 reasonably requested by the Borrower or the Administrative Agent, such properly4451 completed and executed documentation prescribed by applicable Laws or by the4452 taxing authorities of any jurisdiction and such other reasonably requested4453 information as will permit the Borrower or the Administrative Agent, as the case4454 may be, to determine whether or not payments made hereunder or under any other4455 Credit Document are subject to Taxes, if applicable, the required rate of4456 withholding or deduction, such Lender’s entitlement to any available exemption4457 from, or reduction of, applicable Taxes in respect of all payments to be made to4458 such Lender by the Borrower pursuant to this Credit Agreement or otherwise to4459 establish such Lender’s status for withholding tax purposes in the applicable4460 jurisdiction and (D) whether or not payments made hereunder or under any other4461 Credit Document are subject to backup withholding taxes or information reporting4462 requirement. Notwithstanding anything to the contrary in this Section 3.01(e)(i),4463 the completion, execution and submission of such documentation (other than such4464 documentation set forth in Section 3.01(e)(ii)(A), (ii)(B) and (ii)(C) below) shall4465 not be required if in the Lender’s reasonable judgment such completion, execution4466 or submission would subject such Lender to any material unreimbursed cost or4467 expense or would materially prejudice the legal or commercial position of such4468 Lender.4469 (ii) Without limiting the generality of the foregoing, if the Borrower is4470 a resident for tax purposes in the United States:4471 (A) Any Lender that is a “United States person” within the4472 meaning of Section 7701(a)(30) of the Internal Revenue Code shall deliver4473 to the Borrower and the Administrative Agent on or prior to the date on4474 which such Lender becomes a Lender under this Credit Agreement (and4475 from time to time thereafter upon the request of such Borrower and the4476 Administrative Agent) executed originals of Internal Revenue Service4477 Form W-9 or such other documentation or information prescribed by4478 applicable Laws or reasonably requested by the Borrower or the4479 Administrative Agent as will enable the Borrower or the Administrative4480 Agent, as the case may be, to determine whether or not such Lender is4481 subject to backup withholding or information reporting requirements.4482 (B) Each Foreign Lender to the extent that it is legally entitled4483 to do so shall deliver to the Borrower and the Administrative Agent (in4484 such number of copies as shall be requested by the recipient) on or prior to4485 the date on which such Foreign Lender becomes a Lender under this4486 Credit Agreement (and from time to time thereafter upon the request of the4487 Borrower or the Administrative Agent, but only if such Foreign Lender is4488 legally entitled to do so), whichever of the following is applicable:4489

108 55802528_20 (1) executed originals of Internal Revenue Service4490 Form W-8 BEN or W-8 BEN-E, as applicable, claiming eligibility4491 for benefits of an income tax treaty to which the United States is a4492 party, with respect to (x) payments of interest under any Credit4493 Document pursuant to the “interest” article of such tax treaty, and4494 (y) any other applicable payments under any Credit Document4495 pursuant to the “business profits” or “other income” article of such4496 tax treaty,4497 (2) executed originals of Internal Revenue Service4498 Form W-8 ECI,4499 (3) to the extent a Foreign Lender is not the beneficial4500 owner, executed originals of Internal Revenue Service Form W-84501 IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or4502 W-8BEN-E, a certificate as required under Section4503 3.01(e)(ii)(B)(4), IRS Form W-8, and/or other certification4504 documents from each beneficial owner, as applicable; provided4505 that if the Foreign Lender is a partnership and one or more direct4506 or indirect partners of such Foreign Lender are claiming the4507 portfolio interest exemption, such Foreign Lender may provide a4508 certificate as required under Section 3.01(e)(ii)(B)(4) on behalf of4509 each such direct and indirect partner,4510 (4) in the case of a Foreign Lender claiming the4511 benefits of the exemption for portfolio interest under section4512 881(c) of the Internal Revenue Code, (x) a certificate to the effect4513 that such Foreign Lender is not (A) a “bank” within the meaning of4514 section 881(c)(3)(A) of the Internal Revenue Code, (B) a “104515 percent shareholder” of the Borrower within the meaning of4516 section 881(c)(3)(B) of the Internal Revenue Code, or (C) a4517 “controlled foreign corporation” described in section 881(c)(3)(C)4518 of the Internal Revenue Code and (y) executed originals of Internal4519 Revenue Service Form W-8 BEN or W-8 BEN-E, as applicable, or4520 (5) executed originals of any other form prescribed by4521 applicable Laws as a basis for claiming exemption from or a4522 reduction in United States federal withholding tax together with4523 such supplementary documentation as may be prescribed by4524 applicable Laws to permit the Borrower or the Administrative4525 Agent to determine the withholding or deduction required to be4526 made.4527 (C) If a payment made to a Lender under any Credit Document4528 would be subject to United States federal withholding Tax imposed by4529 FATCA if such Lender were to fail to comply with the applicable4530 reporting requirements of FATCA (including those contained in Section4531

109 55802528_20 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such4532 Lender shall deliver to the Administrative Agent and the Borrower at the4533 time or times prescribed by Law and at such time or times reasonably4534 requested by the Borrower or the Administrative Agent such4535 documentation prescribed by applicable Law (including as prescribed by4536 Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such4537 additional documentation reasonably requested by the Borrower or the4538 Administrative Agent as may be necessary for the Borrower and the4539 Administrative Agent to comply with their obligations under FATCA and4540 to determine that such Lender has complied with such Lender’s4541 obligations under FATCA or to determine the amount to deduct and4542 withhold from such payment. Solely for purposes of this clause (C),4543 “FATCA” shall include any amendments made to FATCA after the4544 Closing Date.4545 (iii) On or before the date the Administrative Agent becomes a party to4546 this Agreement, the Administrative Agent shall provide to the Borrower, two4547 duly-signed, properly completed copies of the IRS Form W-9 or any successor4548 thereto. At any time thereafter, the Administrative Agent shall provide updated4549 documentation previously provided or a successor form thereto) when any4550 documentation previously delivered has expired or become obsolete or invalid or4551 otherwise upon the reasonable request of the Borrower.4552 (iv) Each Lender agrees that if any form or certification it previously4553 delivered expires or becomes obsolete or inaccurate in any respect, it shall update4554 such form or certification, provide such successor form, or promptly notify the4555 Borrower and the Administrative Agent in writing of its legal inability to do so4556 (v) Each Lender shall promptly notify the Borrower and the4557 Administrative Agent of any change in circumstances that would modify or4558 render invalid any claimed exemption or reduction, and take such steps as shall4559 not be materially disadvantageous to it, in the reasonable judgment of such4560 Lender, and as may be reasonably necessary (including the re-designation of its4561 Lending Office) to avoid any requirement of applicable Laws of any jurisdiction4562 that the Borrower or the Administrative Agent make any withholding or4563 deduction for taxes from amounts payable to such Lender.4564 (vi) Each of the Credit Parties shall promptly deliver to the4565 Administrative Agent or any Lender, as the Administrative Agent or such Lender4566 shall reasonably request, on or prior to the Closing Date (or such later date on4567 which it first becomes a Credit Party), and in a timely fashion thereafter, such4568 documents and forms required by any relevant taxing authorities under the Laws4569 of any jurisdiction, duly executed and completed by such Credit Party, as are4570 required to be furnished by such Lender or the Administrative Agent under such4571 Laws in connection with any payment by the Administrative Agent or any Lender4572 of Taxes or Other Taxes, or otherwise in connection with the Credit Documents,4573 with respect to such jurisdiction.4574

110 55802528_20 (f) Treatment of Certain Refunds. If the Administrative Agent, any Lender or4575 the L/C Issuer determines, in its sole discretion, that it has received a refund of any Taxes or4576 Other Taxes as to which it has been indemnified by any Credit Party or with respect to which any4577 Credit Party has paid additional amounts pursuant to this Section, it shall pay to such Credit4578 Party an amount equal to such refund (but only to the extent of indemnity payments made, or4579 additional amounts paid, by such Credit Party under this Section with respect to the Taxes or4580 Other Taxes giving rise to such refund), net of all out-of-pocket expenses and net of any loss or4581 gain realized in the conversion of such funds from or to another currency incurred by the4582 Administrative Agent, such Lender or the L/C Issuer, as the case may be, and without interest4583 (other than any interest paid by the relevant Governmental Authority with respect to such4584 refund); provided that each Credit Party, upon the request of the Administrative Agent, such4585 Lender or the L/C Issuer, agrees to repay the amount paid over to such Credit Party (plus any4586 penalties, interest or other charges imposed by the relevant Governmental Authority) to the4587 Administrative Agent, such Lender or the L/C Issuer in the event the Administrative Agent, such4588 Lender or the L/C Issuer is required to repay such refund to such Governmental Authority. This4589 subsection shall not be construed to require the Administrative Agent, any Lender or the L/C4590 Issuer to make available its tax returns (or any other information relating to its taxes that it deems4591 confidential) to the Credit Parties, any of their Subsidiaries or any other Person.4592 (g) Survival. Each party’s obligation under Section 3.01 shall survive the4593 resignation or replacement of the Administrative Agent or any assignment of rights by, or the4594 replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or4595 discharge of all obligations under any Credit Document.4596 Section 3.02. Illegality. If any Lender reasonably determines that any Law has made it4597 unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or4598 its applicable Lending Office to make, maintain or fund Loans whose interest is determined by4599 reference to the Eurocurrency Rate, or to determine or charge interest rates based upon the4600 Eurocurrency Rate, or any Governmental Authority has imposed material restrictions on the4601 authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London4602 interbank market, then, on notice thereof by such Lender to the Borrower through the4603 Administrative Agent, any obligation of such Lender to make or continue Eurocurrency Rate4604 Loans or to convert Base Rate Loans to Eurocurrency Rate Loans shall be suspended and if such4605 notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest4606 rate on which is determined by reference to the Eurocurrency Rate component of the Base Rate,4607 the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such4608 illegality, be determined by the Administrative Agent without reference to the Eurocurrency Rate4609 component of the Base Rate, in each case until such Lender notifies the Administrative Agent4610 and the Borrower that the circumstances giving rise to such determination no longer exist. Upon4611 the Borrower’s receipt of such notice, (x) the Borrower shall, upon demand from such Lender4612 (with a copy to the Administrative Agent), prepay or, if applicable, convert all of such Lender’s4613 Eurocurrency Rate Loans to Base Rate Loans (the interest rate on which Base Rate Loans of4614 such Lender shall, if necessary to avoid such illegality, be determined by the Administrative4615 Agent without reference to the Eurocurrency Rate component of the Base Rate), either on the last4616 day of the Interest Period therefor, if such Lender may lawfully continue to maintain such4617 Eurocurrency Rate Loans to such day, or immediately, if such Lender may not lawfully continue4618 to maintain such Eurocurrency Rate Loans and (y) if such notice asserts the illegality of such4619

111 55802528_20 Lender determining or charging interest rates based upon the Eurocurrency Rate component of4620 the Base Rate with respect to any Base Rate Loans, the Administrative Agent shall during the4621 period of such suspension compute the Base Rate applicable to such Lender without reference to4622 the Eurocurrency Rate component thereof until the Administrative Agent is advised in writing by4623 such Lender that it is no longer illegal for such Lender to determine or charge interest rates based4624 upon the Eurocurrency Rate. Upon any such prepayment or conversion, the Borrower shall also4625 pay accrued interest on the amount so prepaid or converted.4626 Section 3.03. Inability to Determine Rates. If (x) the Administrative Agent reasonably4627 determines that for any reason in connection with any request for a Eurocurrency Rate Loan or a4628 conversion to or continuation thereof that Dollar deposits are not being offered to banks in the4629 London interbank market, the applicable amount or the applicable Interest Period for such4630 Eurocurrency Rate Loan, adequate and reasonable means do not exist for determining the4631 Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency4632 Rate Loan, or (y) the Required Lenders notify the Administrative Agent that the Eurocurrency4633 Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan, or in4634 connection with an existing or proposed Base Rate Loan which is based on the Eurocurrency4635 Rate, does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the4636 Administrative Agent will promptly notify the Borrower and Lenders. Thereafter, (x) the4637 obligation of the Lenders to make or maintain such Eurocurrency Rate Loans shall be suspended4638 and (y) in the event of a determination described in the preceding sentence with respect to the4639 Eurocurrency Rate component of the Base Rate, the utilization of the Eurocurrency Rate4640 component in determining the Base Rate shall be suspended, in each case until the4641 Administrative Agent (upon the instruction of the Required Lenders in the case of clause (y) of4642 the previous sentence) revokes such notice. Upon receipt of such notice, the Borrower may4643 revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency4644 Rate Loans or, failing that, will be deemed to have converted such request into a request for a4645 Borrowing of Base Rate Loans or conforming Eurocurrency Rate Loans, as appropriate, in the4646 amount specified therein.4647 Section 3.04. Increased Cost; Capital Adequacy.4648 (a) Increased Costs Generally. If any Change in Law shall:4649 (i) impose, modify or deem applicable any reserve, special deposit,4650 compulsory loan, insurance charge or similar requirement against assets of,4651 deposits with or for the account of, or credit extended or participated in by, any4652 Lender (except any reserve requirement reflected in the Eurocurrency Rate or4653 contemplated by Section 3.04(e) hereof) or the L/C Issuer;4654 (ii) subject any Lender or the L/C Issuer to any tax of any kind4655 whatsoever with respect to this Credit Agreement, any Letter of Credit, any4656 participation in a Letter of Credit or any Eurocurrency Rate Loan made by it, or4657 change the basis of taxation of payments to such Lender or the L/C Issuer in4658 respect thereof (except for (A) Indemnified Taxes or Other Taxes covered by4659 Section 3.01(a) and Section 3.01(b), (B) the imposition of, or any change in the4660 rate of, any Taxes described in clauses (c) through (f) of the definition of4661

112 55802528_20 Excluded Tax and (C) Connection Income Taxes) payable by such Lender or the4662 L/C Issuer; or4663 (iii) impose on any Lender or the L/C Issuer or the London interbank4664 market any other condition, cost or expense affecting this Credit Agreement or4665 Eurocurrency Rate Loans made by such Lender or any Letter of Credit or4666 participation therein;4667 and the result of any of the foregoing shall be to increase the cost to such Lender of making or4668 maintaining any Eurocurrency Rate Loan, the interest on which is determined by reference to the4669 Eurocurrency Rate (or of maintaining its obligation to make any such Loan), or to increase the4670 cost to such Lender or the L/C Issuer of participating in, issuing or maintaining any Letter of4671 Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to4672 reduce the amount of any sum received or receivable by such Lender or the L/C Issuer hereunder4673 (whether of principal, interest or any other amount) then, upon request of such Lender or the L/C4674 Issuer, the Borrower will pay, or cause to be paid, to such Lender or the L/C Issuer, as the case4675 may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer, as4676 the case may be, for such additional costs incurred or reduction suffered.4677 (b) Capital Requirements. If any Lender or the L/C Issuer reasonably4678 determines that any Change in Law affecting such Lender or the L/C Issuer or any Lending4679 Office of such Lender or such Lender’s or the L/C Issuer’s holding company, if any, regarding4680 capital or liquidity requirements has or would have the effect of reducing the rate of return on4681 such Lender’s or the L/C Issuer’s capital or on the capital of such Lender’s or the L/C Issuer’s4682 holding company, if any, as a consequence of this Credit Agreement, the Commitments of such4683 Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the4684 Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or the L/C4685 Issuer or such Lender’s or the L/C Issuer’s holding company could have achieved but for such4686 Change in Law (taking into consideration such Lender’s or the L/C Issuer’s policies and the4687 policies of such Lender’s or the L/C Issuer’s holding company with respect to capital adequacy4688 and liquidity), then from time to time the Borrower will pay to such Lender or the L/C Issuer, as4689 the case may be, such additional amount or amounts as will compensate such Lender or L/C4690 Issuer or such Lender’s or the L/C Issuer’s holding company for any such reduction suffered.4691 (c) Certificates for Reimbursement. A certificate of a Lender or the L/C4692 Issuer setting forth in reasonable detail the amount or amounts necessary to compensate such4693 Lender or the L/C Issuer or its holding company, as the case may be, as specified in subsection4694 (a) or (b) of this Section and delivered to the Borrower shall be conclusive absent manifest error.4695 The Borrower shall pay such Lender or the L/C Issuer, as the case may be, the amount shown as4696 due on any such certificate within 10 days after receipt thereof.4697 (d) Delay in Requests. Failure or delay on the part of any Lender or the L/C4698 Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not4699 constitute a waiver of such Lender’s or the L/C Issuer’s right to demand such compensation;4700 provided that the Borrower shall not be required to compensate a Lender or the L/C Issuer4701 pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions4702 suffered more than six months prior to the date that such Lender or the L/C Issuer, as the case4703

113 55802528_20 may be, notifies the Borrower of the Change in Law giving rise to such increased costs or4704 reductions and of such Lender’s or the L/C Issuer’s intention to claim compensation therefor4705 (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive,4706 then the six-month period referred to above shall be extended to include the period of retroactive4707 effect thereof).4708 (e) Reserves on Eurocurrency Rate Loans. Without duplication of amounts4709 paid pursuant to the definition of “Eurocurrency Rate,” the Borrower shall pay, or cause to be4710 paid, to each Lender, as long as such Lender shall be required to comply with any reserve ratio4711 requirement or analogous requirement of any central banking or financial regulatory authority4712 imposed in respect of the maintenance of the Commitments or the funding of the Eurocurrency4713 Rate Loans, such additional costs (expressed as a percentage per annum and rounded upwards, if4714 necessary, to the nearest five decimal places) equal to the actual costs allocated to such4715 Commitment or Loan by such Lender (as determined by such Lender in good faith, which4716 determination shall be conclusive absent manifest error), which shall be due and payable on each4717 date on which interest is payable on such Loan; provided the Borrower shall have received at4718 least 10 days’ prior notice (with a copy to the Administrative Agent) of such additional interest4719 or costs from such Lender. If a Lender fails to give notice 10 days prior to the relevant Interest4720 Payment Date, such additional interest or costs shall be due and payable 10 days from receipt of4721 such notice.4722 Section 3.05. Compensation for Losses. Upon written demand of any Lender (with a4723 copy to the Administrative Agent) from time to time, which demand shall set forth in reasonable4724 detail the basis for requesting such compensation, the Borrower shall promptly compensate, or4725 cause to be compensated, such Lender for and hold such Lender harmless from any loss, cost or4726 expense incurred by it as a result of:4727 (a) any continuation, conversion, payment or prepayment of any4728 Eurocurrency Rate Loan on a day other than the last day of the Interest Period for such Loan4729 (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);4730 (b) any failure by the Borrower (for a reason other than the failure of such4731 Lender to make a Loan) to prepay, borrow, continue or convert any Eurocurrency Rate Loan on4732 the date or in the amount notified by the Borrower; or4733 (c) any assignment of a Eurocurrency Rate Loan on a day other than the last4734 day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section4735 11.13;4736 including any loss or expense (excluding loss of anticipated profits, any foreign exchange losses4737 or margin) arising from the liquidation or redeployment of funds obtained by it to maintain such4738 Loan or from fees payable to terminate the deposits from which such funds were obtained or4739 from the performance of any foreign exchange contract. The Borrower shall also pay, or cause4740 to be paid, any customary administrative fees charged by such Lender in connection with the4741 foregoing. A certificate of a Lender setting forth in reasonable detail the amount or amounts4742 necessary to compensate such Lender as specified in this Section and delivered to the Borrower4743 shall be conclusive absent manifest error.4744

114 55802528_20 Section 3.06. Mitigation Obligations; Replacement of Lenders.4745 (a) Designation of a Different Lending Office. If any Lender requests4746 compensation under Section 3.04, or the Borrower is required to pay any additional amount to4747 any Lender (including the L/C Issuer) or any Governmental Authority for the account of any4748 Lender pursuant to Section 3.01, or if any Lender (including the L/C Issuer) gives a notice4749 pursuant to Section 3.02, then such Lender shall use reasonable efforts to designate a different4750 Lending Office for funding or booking its Loans hereunder or issuing or participating in Letters4751 of Credit hereunder or to assign its rights and obligations hereunder to another of its offices,4752 branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i)4753 would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be,4754 in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii)4755 in each case, would not subject such Lender to any material unreimbursed cost or expense and4756 would not otherwise be materially disadvantageous to such Lender in any material economic,4757 legal or regulatory respect; provided that nothing in this Section 3.06(a) shall affect or postpone4758 any Obligations of the Borrower or the rights of the Lenders under this Article 3. The Borrower4759 hereby agrees to pay, or cause to be paid, all reasonable costs and expenses incurred by any4760 Lender in connection with any such designation or assignment.4761 (b) If any Lender requests compensation by the Borrower under Section 3.04,4762 the Borrower may, by notice to such Lender (with a copy to the Administrative Agent), suspend4763 the obligation of such Lender to make or continue Eurocurrency Rate Loans from one Interest4764 Period to another Interest Period, or to convert Base Rate Loans into Eurocurrency Rate Loans,4765 until the event or condition giving rise to such request ceases to be in effect (in which case the4766 provisions of Section 3.06(d) shall be applicable); provided that such suspension shall not affect4767 the right of such Lender to receive the compensation so requested.4768 (c) If the obligation of any Lender to make or continue any Eurocurrency Rate4769 Loan or to convert Base Rate Loans into Eurocurrency Rate Loans shall be suspended pursuant4770 to Section 3.06(b) hereof, such Lender’s applicable Eurocurrency Rate Loans shall be4771 automatically converted into Base Rate Loans on the last day(s) of the then current Interest4772 Period(s) for such Eurocurrency Rate Loans (or, in the case of any immediate conversion4773 required by Section 3.02, on such earlier date as required by Law) and, unless and until such4774 Lender gives notice as provided below that the circumstances specified in Section 3.02, 3.03 or4775 3.04 hereof that gave rise to such conversion no longer exist:4776 (i) to the extent that such Lender’s Eurocurrency Rate Loans have4777 been so converted, all payments and prepayments of principal that would4778 otherwise be applied to such Lender’s applicable Eurocurrency Rate Loans shall4779 be applied instead to its Base Rate Loans; and4780 (ii) all Loans that would otherwise be made or continued from one4781 Interest Period to another by such Lender as Eurocurrency Rate Loans shall be4782 made or continued instead as Base Rate Loans (if possible), and all Base Rate4783 Loans of such Lender that would otherwise be converted into Eurocurrency Rate4784 Loans shall remain as Base Rate Loans.4785

115 55802528_20 (d) If any Lender gives notice to a Borrower (with a copy to the4786 Administrative Agent) that the circumstances specified in Section 3.01, Section 3.02,4787 Section 3.03 or Section 3.04 hereof that gave rise to the conversion of such Lender’s4788 Eurocurrency Rate Loans pursuant to this Section 3.06 no long exist (which such Lender agrees4789 to do promptly upon such circumstances ceasing to exist) at a time when Eurocurrency Rate4790 Loans made by other Lenders are outstanding, such Lender’s Base Rate Loans shall be4791 automatically converted irrespective of whether such conversion results in greater than ten4792 Interest Periods (as adjusted pursuant to Section 2.02(f)) being outstanding under this4793 Agreement, on the first day(s) of the next succeeding Interest Period(s) for such outstanding4794 Eurocurrency Rate Loans, to the extent necessary so that, after giving effect thereto, all Loans4795 held by the Lenders holding Eurocurrency Rate Loans and by such Lender are held pro rata (as4796 to principal amounts, interest rate basis, and Interest Periods) in accordance with their respective4797 Commitments.4798 (e) Replacement of Lenders. If any Lender requests compensation under4799 Section 3.04, or if the Borrower is required to pay any additional amount to any Lender or any4800 Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender4801 gives notice pursuant to Section 3.02, or if any Lender is then a Defaulting Lender, the Borrower4802 may replace such Lender in accordance with Section 11.13.4803 Section 3.07. Survival Losses. All of the Borrower’s obligations under this Article 34804 shall survive termination of the Commitments hereunder and repayment of the Obligations.4805 ARTICLE 44806 GUARANTY4807 Section 4.01. The Guaranty.4808 (a) Each of the Guarantors hereby jointly and severally guarantees to the4809 Administrative Agent and each of the holders of the Obligations as hereinafter provided, as4810 primary obligor and not as surety, the prompt payment of the Obligations in full when due4811 (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash4812 collateralization or otherwise) strictly in accordance with the terms thereof. The Guarantors4813 hereby further agree that if any of the Obligations are not paid in full when due (whether at stated4814 maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or4815 otherwise), the Guarantors will, jointly and severally, promptly pay the same, without any4816 demand or notice whatsoever, and that in the case of any extension of time of payment or4817 renewal of any of the Obligations, the same will be promptly paid in full when due (whether at4818 extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash4819 collateralization or otherwise) in accordance with the terms of such extension or renewal.4820 (b) Notwithstanding any provision to the contrary contained herein or in any4821 other of the Credit Documents or Swap Contracts, the obligations of each Guarantor (in its4822 capacity as such) under this Credit Agreement and the other Credit Documents and Swap4823 Contracts shall be limited to an aggregate amount equal to the largest amount that would not4824 render such obligations subject to avoidance under the Debtor Relief Laws or any comparable4825 provisions of any applicable Law.4826

116 55802528_20 Section 4.02. Obligations Unconditional.4827 (a) The obligations of the Guarantors under Section 4.01 are joint and several,4828 absolute and unconditional, irrespective of the value, genuineness, validity, regularity or4829 enforceability of any of the Credit Documents or other documents relating to the Obligations, or4830 any substitution, compromise, release, impairment or exchange of any other guarantee of or4831 security for any of the Obligations, and, to the fullest extent permitted by applicable Law,4832 irrespective of any other circumstance whatsoever that might otherwise constitute a legal or4833 equitable discharge or defense of a surety or guarantor (other than payment or performance), it4834 being the intent of this Section 4.02 that the obligations of the Guarantors hereunder shall be4835 absolute and unconditional under any and all circumstances. Each Guarantor agrees that such4836 Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against4837 any other Guarantor for amounts paid under this Article 4 until such time as the Obligations have4838 been paid in full and the commitments relating thereto have expired or terminated.4839 (b) It is agreed that, to the fullest extent permitted by Law, the occurrence of4840 any one or more of the following shall not alter or impair the liability of any Guarantor4841 hereunder, which shall remain absolute and unconditional as described above:4842 (i) at any time or from time to time, without notice to any Guarantor,4843 the time for any performance of or compliance with any of the Obligations shall4844 be extended, or such performance or compliance shall be waived; or4845 (ii) any of the acts mentioned in any of the provisions of any of the4846 Credit Documents, or other documents relating to the obligations or any other4847 agreement or instrument referred to therein shall be done or omitted.4848 (c) With respect to its obligations hereunder, each Guarantor hereby expressly4849 waives diligence, presentment, demand of payment, protest, notice of acceptance of the guaranty4850 given hereby and of extensions of credit that may constitute obligations guaranteed hereby,4851 notices of amendments, waivers, consents and supplements to the Credit Documents and other4852 documents relating to the Obligations, or the compromise, release or exchange of collateral or4853 security, and all other notices whatsoever, and any requirement that the Administrative Agent or4854 any holder of the Obligations exhaust any right, power or remedy or proceed against any Person4855 under any of the Credit Documents or any other documents relating to the Obligations or any4856 other agreement or instrument referred to therein, or against any other Person under any other4857 guarantee of, or security for, any of the Obligations.4858 Section 4.03. Reinstatement. Neither the Guarantors’ obligations hereunder nor any4859 remedy for the enforcement thereof shall be impaired, modified, changed or released in any4860 manner whatsoever by an impairment, modification, change, release or limitation of the liability4861 of the Borrower, by reason of the Borrower’s bankruptcy or insolvency or by reason of the4862 invalidity or unenforceability of all or any portion of the Obligations. In addition, the obligations4863 of each Guarantor under this Article 4 shall be automatically reinstated if and to the extent that4864 for any reason any payment by or on behalf of any Person in respect of the Obligations is4865 rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a4866 result of any Debtor Relief Law or otherwise, and each Guarantor agrees that it will indemnify4867

117 55802528_20 the Administrative Agent and each holder of the Obligations on demand for all reasonable and4868 documented costs and expenses (including reasonable and documented attorneys’ fees and4869 disbursements) incurred by the Administrative Agent or such holder of the Obligations in4870 connection with such rescission or restoration, including any such costs and expenses incurred in4871 defending against any claim alleging that such payment constituted a preference, fraudulent4872 transfer or similar payment under any Debtor Relief Law.4873 Section 4.04. Certain Waivers. Each Guarantor acknowledges and agrees that the4874 guaranty given hereby may be enforced without the necessity of resorting to or otherwise4875 exhausting remedies in respect of any other security or collateral interests, and without the4876 necessity at any time of having to take recourse against the Borrower or any other Person or4877 against any collateral securing the Obligations or otherwise, and it will not assert any right to4878 require that action first be taken against the Borrower or any other Person (including any co-4879 guarantor) or pursuit of any other remedy or enforcement of any other right, and nothing4880 contained herein shall prevent or limit action being taken against the Borrower hereunder, under4881 the other Credit Documents or the other documents and agreements relating to the Obligations or4882 from foreclosing on any security or collateral interests relating hereto or thereto, or from4883 exercising any other rights or remedies available in respect thereof, if the Guarantors shall not4884 timely perform their obligations, and the exercise of any such rights and completion of any such4885 foreclosure proceedings shall not constitute a discharge of the Guarantors’ obligations hereunder4886 unless as a result thereof, the Obligations shall have been paid in full and the commitments4887 relating thereto shall have expired or terminated, it being the purpose and intent that the4888 Guarantors’ obligations hereunder be absolute, irrevocable, independent and unconditional.4889 Each Guarantor agrees that such Guarantor shall have no right of recourse to security for the4890 Obligations, except through the exercise of rights of subrogation pursuant to Section 4.02(a) and4891 through the exercise of rights of contribution pursuant to Section 4.06.4892 Section 4.05. Remedies. The Guarantors agree that, to the fullest extent permitted by4893 Law, as between the Guarantors, on the one hand, and holders of the Obligations, on the other4894 hand, the Obligations may be declared to be forthwith due and payable as provided in Section4895 9.02 (and shall be deemed to have become automatically due and payable in the circumstances4896 specified in Section 9.02)) for purposes of Section 4.01. notwithstanding any stay, injunction or4897 other prohibition preventing such declaration (or preventing the Obligations from becoming4898 automatically due and payable) as against any other Person and that, in the event of such4899 declaration (or the Obligations being deemed to have become automatically due and payable),4900 the Obligations (whether or not due and payable by any other Person) shall forthwith become4901 due and payable by the Guarantors for purposes of Section 4.01. The Guarantors acknowledge4902 and agree that their obligations hereunder are secured in accordance with the terms of the4903 Collateral Documents and that the holders of the Obligations may exercise their remedies4904 thereunder in accordance with the terms thereof.4905 Section 4.06. Rights of Contribution. The Guarantors hereby agree as among4906 themselves that, in connection with payments made hereunder, each Guarantor shall have a right4907 of contribution from each other Guarantor in accordance with applicable Law. Such contribution4908 rights shall be subordinate and subject in right of payment to the Obligations until such time as4909 the Obligations have been irrevocably paid in full and the commitments relating thereto shall4910 have expired or been terminated, and none of the Guarantors shall exercise any such contribution4911

118 55802528_20 rights until the Obligations have been irrevocably paid in full and the commitments relating4912 thereto shall have expired or been terminated.4913 Section 4.07. Guaranty of Payment; Continuing Guarantee. The guarantee given by the4914 Guarantors in this Article 4 is a guaranty of payment and not of collection, is a continuing4915 guaranty, and shall apply to all Obligations whenever arising.4916 Section 4.08. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally4917 absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as4918 may be needed from time to time by each other Guarantor to honor all of its obligations under4919 the guaranty given hereby in respect of the Swap Obligations; provided, however, that each4920 Qualified ECP Guarantor shall only be liable under this Section 4.08 for the maximum amount of4921 such liability that can be hereby incurred without rendering its obligations under this Section4922 4.08, or otherwise under the guaranty given hereby, voidable under applicable Law relating to4923 fraudulent conveyance or fraudulent transfer, and not for any greater amount. The obligations of4924 each Qualified ECP Guarantor under this Section 4.08 shall remain in full force and effect until4925 the termination of the Commitments and the repayment, satisfaction or discharge of all other4926 Obligations (other than (i) contingent indemnification obligations as to which no claim has been4927 asserted, (ii) Obligations described in clauses (b) and (c) of the definition thereof and (iii) any4928 Letter of Credit that has been Cash Collateralized or back-stopped by a letter of credit reasonably4929 satisfactory to the L/C Issuer or such Letter of Credit has been deemed reissued under another4930 agreement reasonably acceptable to the L/C Issuer). Each Qualified ECP Guarantor intends that4931 this Section 4.08 constitute, and this Section 4.08 shall be deemed to constitute, a “keepwell,4932 support, or other agreement” for the benefit of each other Guarantor for all purposes of Section4933 1a(18)(A)(v)(II) of the Commodity Exchange Act.4934 Section 4.09. Release of Guarantors. If, in compliance with the terms and provisions of4935 the Credit Documents, any Guarantor ceases to be a Restricted Subsidiary or becomes an4936 Excluded Subsidiary as a result of a transaction or designation permitted hereunder (any such4937 Guarantor, a “Transferred Guarantor”), such Transferred Guarantor shall be automatically4938 released from its obligations under this Agreement (including under Section 11.04 hereof) and its4939 obligations to pledge and grant any Collateral owned by it pursuant to any Collateral Document4940 and, so long as the Borrower shall have provided the Administrative Agent and Collateral Agent4941 such certifications or documents as any such Agent shall reasonably request, the Administrative4942 Agent and Collateral Agent shall take such actions as are necessary to effect each release4943 described in this Section 4.09 in accordance with the relevant provisions of the Collateral4944 Documents; provided, however, that the release of any Subsidiary Guarantor from its obligations4945 under this Agreement if such Subsidiary Guarantor becomes an Excluded Subsidiary shall only4946 be permitted if at the time such Subsidiary Guarantor becomes an Excluded Subsidiary of such4947 type (1) after giving pro forma effect to such release and the consummation of the transaction4948 that causes such Person to be an Excluded Subsidiary of such type, the Borrower is deemed to4949 have made a new Investment in such Person (as if such Person were then newly acquired) and4950 such Investment is permitted at such time and (2) a Responsible Officer of the Borrower certifies4951 to the Administrative Agent compliance with the preceding clause (1); provided, further, that no4952 such release shall occur if such Subsidiary Guarantor continues to be a guarantor in respect of4953 any Incremental Equivalent Debt, any Refinancing Equivalent Debt or any Permitted4954 Refinancing in respect of any of the foregoing.4955

119 55802528_20 ARTICLE 54956 CONDITIONS PRECEDENT TO CREDIT EXTENSIONS4957 Section 5.01. Conditions to the Closing Date. The obligation of the L/C Issuer and each4958 Lender to make the initial Credit Extensions on the Closing Date shall, in each case, be subject to4959 satisfaction (or waiver in accordance with Section 11.01) of the following conditions:4960 (a) Credit Documents. Receipt by the Administrative Agent of executed4961 counterparts of the following documents, in each case, executed by the Credit Parties party4962 thereto:4963 1. this Credit Agreement;4964 2. the Security Agreement;4965 3. the Perfection Certificate;4966 4. the Intellectual Property Security Agreements for filing in the United4967 States Patent and Trademark Office and the United States Copyright Office;4968 5. Notes, if requested by a Lender at least three (3) Business Days in advance4969 of the Closing Date; and4970 6. a Loan Notice.4971 (b) Opinions of Counsel. Receipt by the Administrative Agent, on behalf of4972 itself and the Lenders, of customary opinions of legal counsel from (i) Ropes & Gray LLP, New4973 York Counsel to the Credit Parties and (ii) Knightlinger & Gray, LLP, Indiana counsel to4974 Microsemi Corp. – Memory and Storage Solutions.4975 (c) Organization Documents, Resolutions, Etc. Receipt by the Administrative4976 Agent of the following:4977 (i) with respect to each Credit Party, copies of the Organization4978 Documents of such Credit Party certified to be true and complete as of a recent4979 date by the appropriate Governmental Authority of the state or other jurisdiction4980 of its incorporation or organization, where applicable, and certified by a4981 Responsible Officer of such Credit Party to be true and correct as of the Closing4982 Date;4983 (ii) with respect to each Credit Party, such certificates of resolutions or4984 other action, incumbency certificates and/or other certificates of Responsible4985 Officers of such Credit Party as the Administrative Agent may reasonably require4986 evidencing the identity, authority and capacity of each Responsible Officer4987 thereof authorized to act as a Responsible Officer in connection with this Credit4988 Agreement and the other Credit Documents to which such Credit Party is a party;4989 and4990

120 55802528_20 (iii) good standing certificates for each Credit Party as of recent date in4991 its state of organization or formation.4992 (d) Personal Property Collateral. Receipt by the Administrative Agent of (i)4993 all certificates evidencing any certificated Capital Stock or equity interests of the Borrower’s4994 direct or indirect Subsidiaries pledged pursuant to the Security Agreement, together with undated4995 stock powers duly executed in blank attached thereto, and (ii) evidence that all other actions,4996 recordings and filings required by the Collateral Documents (other than the filing or recording of4997 any Mortgages) that the Administrative Agent may deem reasonably necessary to satisfy the4998 Collateral and Guarantee Requirement shall have been taken, completed or otherwise provided4999 for in a manner reasonably satisfactory to the Administrative Agent; provided, however, that, to5000 the extent any of the requirements set forth in clauses (i) and (ii) of this clause (d), including the5001 delivery of documents and instruments necessary to satisfy the Collateral and Guarantee5002 Requirement, including the Mortgages, Mortgage Policies and related real estate deliverables5003 cannot be provided or perfected after the Borrower’s use of commercially reasonable efforts to5004 do so without undue burden or expense (except for the execution and delivery of the Security5005 Agreement and perfection of security interests created thereunder to the extent that a Lien on the5006 Collateral may be perfected (x) by the filing of a financing statement under the Uniform5007 Commercial Code or (y) by the delivery of stock certificates of the Borrower and the Material5008 Domestic Subsidiaries that are Wholly-Owned with respect to which a Lien may be perfected5009 upon closing by the delivery of a stock certificate), then such requirement shall not constitute5010 conditions precedent to any Credit Extension on the Closing Date but the Borrower agrees to5011 deliver, or cause to be delivered, such documents and instruments, or take or cause to be taken5012 such other actions as may be required to perfect such security interests within the time periods5013 set forth on Schedule 7.15 (subject, in either case, to extensions approved by the Administrative5014 Agent in its reasonable discretion).5015 (e) Closing Certificate. Receipt by the Administrative Agent of a certificate5016 signed by a Responsible Officer of the Borrower as of the Closing Date certifying that the5017 conditions specified in subsections (g), (h) and (i) of this Section 5.01 have been satisfied as of5018 the Closing Date.5019 (f) Fees. Payment of all fees and expenses required to be paid on the Closing5020 Date (including fees pursuant to the Fee Letter), including the reasonable and documented out-5021 of-pocket fees and expenses of counsel for the Administrative Agent and the Arrangers that, in5022 the case of such expenses, have been invoiced at least three Business Days prior to the Closing5023 Date (except as otherwise reasonably agreed by the Borrower).5024 (g) Consummation of Microsemi Acquisition. The Microsemi Acquisition5025 shall have been, or shall substantially concurrently with such initial Credit Extension on the5026 Closing Date be, consummated in accordance with the terms of the Acquisition Agreement. The5027 Acquisition Agreement shall not have been amended or waived, and no consents shall have been5028 given with respect thereto, in each case, in any material respect by the Borrower and its5029 Subsidiaries in a manner materially adverse to the Lenders or the Arrangers (in each case, in5030 their capacity as such) without the consent of the Arrangers provided that (a) any amendment,5031 waiver or consent that results in a change in the amount of consideration required to consummate5032 the Microsemi Acquisition shall be deemed not to be materially adverse to the Lenders or the5033

121 55802528_20 Arrangers so long as (i) subject to clause (d) below, any reduction shall be applied to reduce the5034 Term Loan Facility, the use of cash from the Borrower’s balance sheet and the proceeds from5035 any common equity issuance (if any) on a pro rata basis and (ii) any increase is funded by cash5036 on the Borrower’s balance sheet or the proceeds of common equity of the Borrower, (b) the5037 granting of any consent under the Acquisition Agreement that is not materially adverse to the5038 interests of the Lenders or the Arrangers shall not otherwise constitute an amendment or waiver,5039 (c) any change to the definition of “Material Adverse Effect” in the Acquisition Agreement shall5040 be deemed materially adverse to the Lenders and the Arrangers and (d) any reduction in the5041 purchase price of the Acquisition in excess of 10% shall be deemed materially adverse to the5042 Lenders and the Arrangers.5043 (h) Accuracy of Representations and Warranties.5044 (i) The Specified Representations shall be true and correct in all5045 material respects (except for representations and warranties that are already5046 qualified by materiality, which representations and warranties shall be true and5047 correct after giving effect to such materiality qualifier); and5048 (ii) the Acquisition Agreement Representations shall be true and5049 correct in all material respects but only to the extent that the Borrower has the5050 right (taking into account any applicable cure provisions), pursuant to the5051 Acquisition Agreement, to terminate its obligations under the Acquisition5052 Agreement to consummate the Microsemi Acquisition (or the right not to5053 consummate the Microsemi Acquisition pursuant to the Acquisition Agreement)5054 as a result of a breach of such representations and warranties.5055 (i) No Target Material Adverse Effect. Since March 23, 2016, except as set5056 forth in the disclosure schedules to the Acquisition Agreement, there shall not have been a Target5057 Material Adverse Effect or the occurrence of any change, effect, event, occurrence, state of facts5058 or development, which would, individually or in the aggregate, be reasonably likely to have a5059 Target Material Adverse Effect.5060 (j) Solvency Certificate. Receipt by the Administrative Agent of the5061 Solvency Certificate.5062 (k) Financial Statements. Receipt by the Administrative Agent of (i) the5063 Historical Financial Statements and (ii) the Pro Forma Financial Statements.5064 (l) Refinancing. Receipt by the Administrative Agent of reasonably5065 satisfactory evidence that (A) all indebtedness under that certain Credit Agreement, dated as of5066 October 12, 2012, by and among the Borrower, KeyBank National Association, as administrative5067 agent, and the lenders and other parties thereto (as amended, restated, supplemented or otherwise5068 modified through the Closing Date) has been paid in full, and all commitments and guaranties in5069 connection therewith have been terminated and released and (B) the guarantees of the Target5070 and/or its Subsidiaries, and any security interests granted in the Target, its Subsidiaries and their5071 assets have been terminated and released under (I) that certain Guarantee and Collateral5072 Agreement, dated as of January 15, 2016, by and among Microsemi Corporation, the other5073

122 55802528_20 Grantors (as defined therein) party thereto and Morgan Stanley Senior Funding, Inc. and (II) that5074 certain Indenture, dated as of January 15, 2016, by and among Microsemi Corporation, the5075 guarantors named therein and U.S. Bank National Association (collectively, the “Refinancing”).5076 (m) Patriot Act. Receipt by the Administrative Agent, at least three (3)5077 Business Days prior to the Closing Date, of all documentation and other information relating to5078 the Borrower and the other Credit Parties that are required by regulatory authorities under5079 applicable “know-your-customer” rules and regulations, including the Act, to the extent5080 requested by the Administrative Agent in writing from the Borrower at least ten (10) Business5081 Days prior to the Closing Date.5082 Without limiting the generality of the provisions of Section 10.04, for purposes of5083 determining compliance with the conditions specified in this Section 5.01, each Lender that has5084 signed this Credit Agreement shall be deemed to have consented to, approved or accepted or to5085 be satisfied with, each document or other matter required thereunder to be consented to or5086 approved by or reasonable acceptable or satisfactory to a Lender unless the Administrative Agent5087 shall have received notice from such Lender prior to the proposed Closing Date specifying its5088 objection thereto.5089 Section 5.02. Conditions to all Credit Extensions after the Closing Date. The obligation5090 of each Lender to honor any Request for Credit Extension after the Closing Date is subject to the5091 satisfaction (or waiver in accordance with Section 11.01) of the following conditions precedent:5092 (a) The representations and warranties of the Borrower and each other Credit5093 Party contained in Article 6 or any other Credit Document shall be true and correct in all material5094 respects on and as of the date of such Credit Extension, except to the extent that such5095 representations and warranties specifically refer to an earlier date, in which case they shall be5096 true and correct in all material respects as of such earlier date; provided, however, that any5097 representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or5098 similar language shall be true and correct (after giving effect to any qualification therein) in all5099 respects on such respective dates, and except that for purposes of this Section 5.02, the5100 representations and warranties contained in subsections (a) and (b) of Section 6.05 shall be5101 deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b),5102 respectively, of Section 7.01.5103 (b) Other than in connection with the initial Credit Extensions on the Closing5104 Date, no Default or Event of Default shall exist immediately before or immediately after giving5105 effect to such Credit Extension.5106 (c) The Administrative Agent, the L/C Issuer and/or the Swingline Lender5107 shall have received a Request for Credit Extension in accordance with the requirements hereof.5108 Each Request for Credit Extension (other than a Loan Notice requesting only a5109 conversion of Loans to other Types of Loans, or a continuation of Eurocurrency Rate Loans)5110 submitted by the Borrower shall be deemed to be a representation and warranty by the Borrower5111 that the conditions specified in Section 5.02(a) and (b) have been satisfied (to the extent such5112

123 55802528_20 conditions are required to be satisfied with respect to such Credit Extension) on and as of the5113 date of the applicable Credit Extension.5114 ARTICLE 65115 REPRESENTATIONS AND WARRANTIES5116 Each of the Credit Parties represent and warrant to the Administrative Agent and the5117 Lenders, as of the Closing Date and each other date on which such representations and5118 warranties are required to be true and correct pursuant to Section 5.02 or otherwise, that:5119 Section 6.01. Existence, Qualification and Power. Each Credit Party (a) is duly5120 organized or formed, validly existing and in good standing under the Laws of the jurisdiction of5121 its incorporation or organization; (b) has all requisite power and authority and all requisite5122 governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and5123 carry on its business and (ii) execute, deliver and perform its obligations under the Credit5124 Documents to which it is a party; and (c) is duly qualified and is licensed and in good standing5125 (to the extent such concept exists in such jurisdiction) under the Laws of each jurisdiction where5126 its ownership, lease or operation of properties or the conduct of its business requires such5127 qualification or license; except, in each case referred to in clause (a) (other than with respect to5128 the Borrower), (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to5129 have a Material Adverse Effect.5130 Section 6.02. Authorization; No Contravention. The execution, delivery and5131 performance by each Credit Party of each Credit Document to which it is party, (a) have been5132 duly authorized by all necessary corporate or other organizational action, (b) do not and will not5133 contravene the terms of any of such Person’s Organization Documents; and (c) do not and will5134 not conflict with or result in any breach or contravention of, or the creation of any Lien under5135 (other than as permitted by Section 8.01), or require any payment to be made under any5136 Contractual Obligation to which such Person is a party or affecting such Person or the properties5137 of such Person or any of its Restricted Subsidiaries or any order, injunction, writ or decree of any5138 Governmental Authority or any arbitral award to which such Person or its property is subject; or5139 violate any Law applicable to such Person; except with respect to any contravention, conflict or5140 violation referred to in clause (c), to the extent that such contravention, conflict or violation5141 could not reasonably be expected to have a Material Adverse Effect.5142 Section 6.03. Governmental Authorization; Other Consents. No approval, consent,5143 exemption, authorization, or other action by, or notice to, or filing with, any Governmental5144 Authority or any other Person is necessary or required in connection with the execution, delivery5145 or performance by, or enforcement against, any Credit Party of this Credit Agreement or any5146 other Credit Document (other than as have already been obtained and are in full force and effect,5147 filings to perfect security interests granted pursuant to the Credit Documents (except to the extent5148 not required to be obtained, taken, given or made or in full force and effect pursuant to the5149 Collateral and Guarantee Requirement) and those approvals, consents, exemptions,5150 authorizations or other actions, notices or filings, the failure of which to obtain or make could not5151 reasonably be expected to have a Material Adverse Effect).5152

124 55802528_20 Section 6.04. Binding Effect. This Credit Agreement has been, and each other Credit5153 Document, when delivered hereunder, will have been, duly executed and delivered by each5154 Credit Party that is party thereto. This Credit Agreement constitutes, and each other Credit5155 Document when so delivered will constitute, a legal, valid and binding obligation of such Credit5156 Party, enforceable against each Credit Party that is party thereto in accordance with its terms,5157 except (a) to the extent the enforceability thereof may be limited by applicable Debtor Relief5158 Laws affecting creditors’ rights generally and by equitable principles of law (regardless of5159 whether enforcement is sought in equity or at law) and (b) for any filing necessary to perfect5160 security interests granted pursuant to the Credit Documents.5161 Section 6.05. Financial Statements.5162 (a) The Annual Financial Statements fairly present in all material respects the5163 financial condition of the Borrower and its Subsidiaries or the Target and its Subsidiaries, as5164 applicable, as of the date thereof and their results of operations for the period covered thereby in5165 accordance with GAAP consistently applied throughout the period covered thereby, except as5166 otherwise expressly noted therein.5167 (b) The Quarterly Financial Statements fairly present in all material respects5168 the financial condition of the Borrower and its Subsidiaries or the Target and its Subsidiaries, as5169 applicable, as of the date thereof and their results of operations for the period covered thereby, in5170 accordance with GAAP consistently applied throughout the period covered thereby, except as5171 otherwise expressly noted therein and subject to the absence of footnotes and to normal year-end5172 audit adjustments.5173 Section 6.06. No Material Adverse Effect. Since the Closing Date, there has been no5174 event or circumstance, either individually or in the aggregate, that has had or could reasonably be5175 expected to have a Material Adverse Effect.5176 Section 6.07. Litigation. There are no actions, suits, investigations, criminal5177 prosecutions, civil investigative demands, imposition of criminal or civil fines or penalties,5178 proceedings, claims or disputes pending or, to the knowledge of the Borrower, overtly threatened5179 or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or5180 against the Borrower or any Restricted Subsidiary or against any of their properties or revenues5181 that either individually or in the aggregate could reasonably be expected to have a Material5182 Adverse Effect.5183 Section 6.08. Labor Matters. Except as, individually or in the aggregate, could not5184 reasonably be expected to have a Material Adverse Effect, there are no strikes or other labor5185 disputes against the Borrower or any of its Restricted Subsidiaries pending or, to the knowledge5186 of the Borrower, threatened.5187 Section 6.09. Ownership of Property; Liens. The Borrower and its Restricted5188 Subsidiaries have good record and marketable title in fee simple to, or valid leasehold interests5189 in, all real property necessary or used in the ordinary conduct of its business, except for such5190 defects in title as could not, individually or in the aggregate, reasonably be expected to have a5191

125 55802528_20 Material Adverse Effect. The property of the Borrower and its Restricted Subsidiaries is not5192 subject to Liens, other than Permitted Liens.5193 Section 6.10. Environmental Matters. Except with respect to any matters that, either5194 individually or in the aggregate, could not reasonably be expected to result in a Material Adverse5195 Effect:5196 (a) Each Credit Party, and their respective operations and properties, are in5197 compliance with Environmental Laws, which includes obtaining and maintaining all permits,5198 licenses and other approvals as required under any Environmental Law to carry on the business5199 of the Credit Parties;5200 (b) neither the Borrower nor any of its Restricted Subsidiaries have received5201 or are subject to any claim under Environmental Laws;5202 (c) there has been no Release of Hazardous Materials on, at, under or from5203 any real property or facilities owned, operated or leased by any of the Credit Parties, or, to the5204 knowledge of the Borrower, real property formerly owned, operated or leased by any Credit5205 Party that, in any case, could reasonably be expected to require the Borrower to perform any5206 investigation, remedial activity or corrective action or cleanup under Environmental Laws or5207 could otherwise reasonably be expected to result in the Borrower incurring Environmental5208 Liability.5209 The Borrower and its Restricted Subsidiaries periodically conduct in the ordinary course5210 of business a review of the effect of existing Environmental Laws and claims alleging potential5211 liability or responsibility for violation of any Environmental Law and Environmental Liabilities5212 on their respective businesses, operations and properties, and such Environmental Laws, claims5213 and Environmental Liabilities would not, individually or in the aggregate, reasonably be5214 expected to result in a Material Adverse Effect.5215 Section 6.11. [Reserved].5216 Section 6.12. Taxes. The Borrower and its Restricted Subsidiaries have filed all U.S.5217 federal income and other material tax returns and reports required to be filed, and have paid all5218 taxes, assessments, fees and other governmental charges levied or imposed upon them or their5219 properties, income or assets otherwise due and payable, except those that are being contested in5220 good faith by appropriate proceedings and for which adequate reserves have been provided in5221 accordance with GAAP or that could not, individually or in the aggregate, reasonably be5222 expected to result in a Material Adverse Effect.5223 Section 6.13. ERISA Compliance.5224 (a) Except as could not reasonably be expected to result in a Material Adverse5225 Effect, each Plan is in compliance in all material respects with the applicable provisions of5226 ERISA, the Internal Revenue Code and other federal or state Laws and each Credit Party and5227 each ERISA Affiliate is in compliance with ERISA, the Internal Revenue Code and other5228 applicable United States federal or United States state Laws with respect to each Multiemployer5229 Plan. Except as could not reasonably be expected to result in a Material Adverse Effect, each5230

126 55802528_20 Plan that is intended to qualify under Section 401(a) of the Internal Revenue Code is covered by5231 a favorable determination letter from the IRS (or an application for such a letter is currently5232 pending before the IRS with respect thereto) or is maintained under a prototype document that5233 has received a favorable opinion letter from the IRS and, to the best knowledge of the Credit5234 Parties, nothing has occurred that would prevent, or cause the loss of, such qualification. Except5235 as could not reasonably be expected to result in a Material Adverse Effect, each Credit Party and5236 each ERISA Affiliate have made all required contributions that are due and owing to each Plan5237 subject to Section 412 of the Internal Revenue Code or Section 303 of ERISA and to each5238 Multiemployer Plan under Section 412 of the Internal Revenue Code or Section 304 of ERISA,5239 and no application for a waiver of the minimum funding standard pursuant to Section 412 of the5240 Internal Revenue Code or Section 302 of ERISA has been made with respect to any Plan.5241 (b) There are no pending or, to the best knowledge of the Credit Parties,5242 threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to5243 any Plan that would reasonably be expected to have a Material Adverse Effect. There has been5244 no prohibited transaction or violation of the fiduciary responsibility rules with respect to any5245 Plan that would reasonably be expected to result in a Material Adverse Effect.5246 (c) (i) No ERISA Event has occurred or is reasonably expected to occur that5247 could reasonably be expected to result in a Material Adverse Effect; (ii) no Pension Plan has any5248 Unfunded Pension Liability in an aggregate amount which could reasonably be expected to result5249 in a Material Adverse Effect; (iii) neither any Credit Party nor any ERISA Affiliate has incurred,5250 or reasonably expects to incur, any liability in an aggregate amount which could reasonably be5251 expected to result in a Material Adverse Effect (and no event has occurred that, with the giving5252 of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 of5253 ERISA with respect to a Multiemployer Plan; and (iv) neither any Credit Party nor any ERISA5254 Affiliate has engaged in a transaction involving any Pension Plan or Multiemployer Plan that5255 would reasonably be expected to be subject to Sections 4069 or 4212(c) of ERISA.5256 Section 6.14. Subsidiaries. As of the Closing Date (after giving effect to the5257 Transactions), no Credit Party has any Subsidiaries other than those specifically disclosed in5258 Schedule 6.14. The outstanding Capital Stock of each Subsidiary that has been or is required to5259 be pledged to the Collateral Agent pursuant to the Collateral and Guarantee Requirement has5260 been validly issued, is owned free of Liens other than Permitted Liens, and with respect to any5261 outstanding shares of such Capital Stock of a corporation, such shares have been validly issued5262 and are fully paid and non-assessable. As of the Closing Date, the outstanding shares of Capital5263 Stock of each Subsidiary that have been or are required to be pledged to the Collateral Agent5264 pursuant to the Collateral and Guarantee Requirement are not subject to any buy-sell, voting trust5265 or other shareholder agreement except as identified on Schedule 6.14.5266 Section 6.15. Margin Regulations; Investment Company Act.5267 (a) The Credit Parties are not engaged and will not engage, principally or as5268 one of their important activities, in the business of purchasing or carrying “margin stock” (within5269 the meaning of Regulation U issued by the FRB), or extending credit for the purpose of5270 purchasing or carrying margin stock.5271

127 55802528_20 (b) Neither the Borrower nor any Credit Party is or is required to be registered5272 as an “investment company” under the Investment Company Act of 1940.5273 Section 6.16. Disclosure. No report, financial statement, certificate or other written5274 information furnished by or on behalf of any Credit Party (other than projected financial5275 information and information of a general economic or industry nature) to the Administrative5276 Agent or any Lender in connection with the transactions contemplated hereby and the5277 negotiation of this Credit Agreement or delivered hereunder or under any other Credit Document5278 considered as a whole contain any untrue statement of a material fact or omit to state any5279 material fact necessary to make the statements therein, not materially misleading in light of the5280 circumstances under which they were made (after giving effect to all supplements and updates5281 thereto); provided that, with respect to projected financial information, the Credit Parties5282 represent only that such information was prepared in good faith based upon assumptions5283 believed to be reasonable at the time furnished; it being understood that such projections may5284 vary from actual results and that such variances may be material.5285 Section 6.17. Compliance with Laws. The Borrower and its Restricted Subsidiaries are5286 in compliance with the requirements of all Laws and all orders, writs, injunctions, settlements or5287 other agreements with any Governmental Authority and decrees having the force of law5288 applicable to them or to their properties, except in such instances in which (i) such requirement5289 of Law or order, writ, injunction or decree is being contested in good faith by appropriate5290 proceedings diligently conducted or (ii) the failure to comply therewith, either individually or in5291 the aggregate, would not reasonably be expected to have a Material Adverse Effect.5292 Section 6.18. Collateral Documents. Each Collateral Document is effective to create in5293 favor of the Collateral Agent, for the benefit of the holders of the Obligations, a legal, valid and5294 enforceable security interest in the Collateral identified therein, except to the extent that the5295 enforceability thereof may be limited by applicable Debtor Relief Laws affecting creditors’5296 rights generally and by equitable principles of law (regardless of whether enforcement is sought5297 in equity or at law) and, together with such filings and other actions required to be taken hereby5298 or by the applicable Collateral Documents, the Collateral Documents shall create a fully5299 perfected first priority Lien on, and security interest in, all right, title and interest of the grantors5300 thereunder in such Collateral (to the extent that such Liens may be perfected by the filing of a5301 financing statement or other appropriate action), in each case subject to no other Lien (other than5302 Permitted Liens).5303 Notwithstanding anything herein (including this Section 6.18) or in any other Credit5304 Document to the contrary, neither the Borrower nor any other Credit Party makes any5305 representation or warranty as to (A) the effects of perfection or non-perfection, the priority or the5306 enforceability of any pledge of or security interest in any Capital Stock of any Foreign5307 Subsidiary, or as to the rights and remedies of the Collateral Agent or any Lender with respect5308 thereto, under foreign Law, (B) the pledge or creation of any security interest, or the effects of5309 perfection or non-perfection, the priority or the enforceability of any pledge of or security5310 interest to the extent such pledge, security interest, perfection or priority is not required pursuant5311 to the Collateral and Guarantee Requirement or (C) on the Closing Date and until required5312 pursuant to Section 7.12 or 5.01(d), the pledge or creation of any security interest, or the effects5313

128 55802528_20 of perfection or non-perfection, the priority or enforceability of any pledge or security interest to5314 the extent not required on the Closing Date pursuant to Section 5.01(d).5315 Section 6.19. Intellectual Property. The Borrower and its Restricted Subsidiaries own,5316 license or possess the right to use all of the trademarks, service marks, trade names, domain5317 names, copyrights, patents, patent rights, licenses, technology, software, know-how database5318 rights, design rights and other intellectual property rights (collectively, “IP Rights”) that are5319 reasonably necessary for the operation of their respective businesses as currently conducted, and5320 such IP Rights do not conflict with the rights of any Person, except to the extent the absence of5321 such IP Rights and such conflicts, either individually or in the aggregate, could not reasonably be5322 expected to have a Material Adverse Effect. The operation of the respective businesses of the5323 Borrower and its Restricted Subsidiaries as currently conducted does not infringe upon any rights5324 held by any Person except for such infringements, individually or in the aggregate, which would5325 not reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding5326 any of the IP Rights is pending or, to the knowledge of the Borrower, threatened in writing5327 against any Credit Party or any of the Restricted Subsidiaries, which, either individually or in the5328 aggregate, could reasonably be expected to have a Material Adverse Effect.5329 Section 6.20. Solvency. On the Closing Date, after giving effect to the Transactions, the5330 Borrower and its Restricted Subsidiaries are, on a consolidated basis, Solvent.5331 Section 6.21. Patriot Act; Sanctioned Persons.5332 (a) To the extent applicable, each Credit Party is in compliance, in all material5333 respects, with (i) the United States Trading with the Enemy Act, as amended, and each of the5334 foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle5335 B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto,5336 (ii) the Act and (iii) the United States Foreign Corrupt Practices Act of 1977, as amended (the5337 “FCPA”), the UK Bribery Act or other applicable anti-corruption laws. No part of the proceeds5338 of the Loans will be used, directly or, to the Borrower’s knowledge, indirectly, for any payments5339 to any official or employee of a Governmental Authority, political party or official, or candidate5340 for political office in order to obtain, retain or direct business or obtain any improper advantage,5341 in each such case in violation of the FCPA, the UK Bribery Act or other applicable anti-5342 corruption laws.5343 (b) Neither the Borrower, nor any of its Subsidiaries, nor, to the knowledge of5344 the Borrower, any director, officer, employee, agent or controlled affiliate of the Borrower is an5345 individual or entity (for purposes of this Section 6.21(b), a “Person”) that is, or is owned or5346 controlled by Persons that are the subject of any sanctions (i) administered or enforced by the5347 United States, including the U.S. Department of the Treasury’s Office of Foreign Assets Control,5348 the United Nations Security Council, the European Union or Her Majesty’s Treasury or other5349 applicable sanctions authority, (ii) pursuant to the U.S. Iran Sanctions Act, as amended, or5350 Executive Order 13590 (collectively, “Sanctions”) or (iii) located, organized or resident in a5351 country or territory that is, or whose government is, the subject of a comprehensive trade5352 Sanctions program or embargo. The Borrower will not, directly or, to its knowledge, indirectly,5353 use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to5354 any Person (x) to fund any activities or business of or with any Person, or in any country or5355

129 55802528_20 territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions,5356 in each such case as would violate Sanctions, or (y) in any other manner that would result in a5357 violation of Sanctions by any Person (including any Person participating in the Loan, whether as5358 a lender, underwriter, advisor, investor or otherwise).5359 Section 6.22. EEA Financial Institutions. No Credit Party is an EEA Financial5360 Institution.5361 ARTICLE 75362 AFFIRMATIVE COVENANTS5363 From and after the Closing Date, until the Loan Obligations (other than (i) contingent5364 indemnification obligations as to which no claim has been asserted, (ii) Obligations described in5365 clauses (b) and (c) of the definition thereof and (iii) any Letter of Credit that has been Cash5366 Collateralized or back-stopped by a letter of credit reasonably satisfactory to the L/C Issuer or5367 such Letter of Credit has been deemed reissued under another agreement reasonably acceptable5368 to the L/C Issuer) shall have been paid in full or otherwise satisfied, and the Commitments5369 hereunder shall have expired or been terminated, the Borrower and its Restricted Subsidiaries5370 will:5371 Section 7.01. Financial Statements. Deliver to the Administrative Agent (and the5372 Administrative Agent will deliver to each Lender):5373 (a) within ninety (90) days after the end of each fiscal year of the Borrower, a5374 consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year,5375 and the related consolidated statements of comprehensive income, shareholders’ equity and cash5376 flows for such fiscal year, setting forth in each case in comparative form the figures for the5377 previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, including a5378 customary management’s discussion and analysis narrative, audited and accompanied by a report5379 and opinion of KPMG LLP or any other independent registered public accounting firm of5380 nationally recognized standing, which report and opinion (i) shall be prepared in accordance with5381 generally accepted auditing standards and (ii) shall not be subject to any “going concern” or like5382 qualification or exception or any qualification or exception as to the scope of such audit (except5383 as may be required as a result of (x) a prospective Event of Default with respect to the Financial5384 Covenants or (y) the impending maturity of any Facility, any Incremental Equivalent Debt or any5385 Refinancing Equivalent Debt);5386 (b) within forty-five (45) days after the end of each of the first three (3) fiscal5387 quarters of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its5388 Subsidiaries as at the end of such fiscal quarter and the related (i) consolidated statements of5389 comprehensive income for such fiscal quarter and for the portion of the fiscal year then ended,5390 (ii) consolidated statements of cash flows for the portion of the fiscal year then ended, setting5391 forth in each case in comparative form the figures for the corresponding portion of the previous5392 fiscal year and (iii) a customary management’s discussion and analysis narrative, all in5393 reasonable detail and certified by a Responsible Officer of the Borrower as fairly presenting in5394 all material respects the financial condition, results of operations and cash flows of the Borrower5395

130 55802528_20 and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit5396 adjustments; and5397 (c) simultaneously with the delivery of each set of consolidated financial5398 statements referred to in Sections 7.01(a) and 7.01(b) above, the related unaudited consolidating5399 financial statements reflecting the adjustments necessary to eliminate the accounts of5400 Unrestricted Subsidiaries (if any) (which may be in footnote form only) from such consolidated5401 financial statements.5402 Notwithstanding the foregoing, the obligations in paragraphs (a) and (b) of this5403 Section 7.01 may be satisfied with respect to financial information of the Borrower and the5404 Restricted Subsidiaries by furnishing (A) the applicable financial statements of the Borrower or5405 (B) the Borrower’s Form 10-K or 10-Q, as applicable, filed with the SEC; provided that, with5406 respect to clauses (A) and (B), to the extent such information is in lieu of information required to5407 be provided under Section 7.01(a), such materials are, to the extent applicable, accompanied by a5408 report and opinion of KPMG LLP or any other independent registered public accounting firm of5409 nationally recognized standing, which report and opinion shall be prepared in accordance with5410 generally accepted auditing standards and shall not be subject to any “going concern” or like5411 qualification or exception or any qualification or exception as to the scope of such audit (except5412 as may be required as a result of (x) a prospective Event of Default with respect to the Financial5413 Covenants or (y) the impending maturity of any Facility, any Incremental Equivalent Debt or any5414 Refinancing Equivalent Debt).5415 Section 7.02. Certificates; Other Information. Deliver to the Administrative Agent (and5416 the Administrative Agent will deliver to each Lender), in form and detail reasonable satisfactory5417 to the Administrative Agent:5418 (a) concurrently with the delivery of the financial statements referred to in5419 Sections 7.01(a) and (b) and (b) (beginning with the first full fiscal quarter ending after the5420 Closing Date), a duly completed Compliance Certificate signed by a Responsible Officer of the5421 Borrower;5422 (b) concurrently with the delivery of the financial statements referred to in5423 Sections 7.01(a) and (b), a reasonably detailed consolidated budget for the then-current fiscal5424 year on a quarterly basis (including a projected consolidated balance sheet of the Borrower and5425 its Subsidiaries as of the end of such fiscal year and the related consolidated statements of5426 projected cash flow and projected income for such fiscal year and a summary of the material5427 underlying assumptions applicable thereto) (collectively, the “Projections”), which Projections5428 shall in each case be accompanied by a certificate of a Responsible Officer stating that such5429 Projections have been prepared in good faith on the basis of the assumptions stated therein,5430 which assumptions were believed to be reasonable at the time of furnished, it being understood5431 that actual results may vary from such Projections and that such variations may be material;5432 (c) promptly after the same are available, copies of each annual report, proxy5433 or financial statement or other report or communication sent to the stockholders of the Borrower,5434 and copies of all annual, regular, periodic and special reports and registration statements that the5435

131 55802528_20 Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Exchange5436 Act, and not otherwise required to be delivered to the Administrative Agent pursuant hereto; and5437 (d) promptly, such additional information regarding the business, financial or5438 corporate affairs of any Credit Party or any Restricted Subsidiary of a Credit Party, or5439 compliance with the terms of the Credit Documents, as the Administrative Agent (including at5440 the direction of a Lender) may from time to time reasonably request.5441 Documents required to be delivered pursuant to Section 7.01 or Section 7.02(b) or (c) (to5442 the extent that any such documents are included in materials otherwise filed with the SEC) may5443 be delivered electronically and, if so delivered, shall be deemed to have been delivered on the5444 date on which the Borrower posts such documents, or provide a link thereto on the Borrower’s5445 website on the Internet at the website address listed on Schedule 11.02 (as may be updated by the5446 Borrower from time to time); or on which such documents are posted on the Borrower’s behalf5447 on an Internet or intranet website, if any, to which each Lender and the Administrative Agent5448 have access (whether a commercial, third-party website or whether sponsored by the5449 Administrative Agent); provided that: (a) the Borrower shall deliver paper copies of such5450 documents to the Administrative Agent or any Lender that requests the Borrower to deliver such5451 paper copies and (b) the Borrower shall notify (which may be by facsimile or electronic mail) the5452 Administrative Agent of the posting of any such documents and provide to the Administrative5453 Agent by electronic mail electronic versions (i.e., soft copies) of such documents.5454 Notwithstanding anything contained herein, in every instance the Borrower shall be required to5455 provide paper copies of the Compliance Certificates required by Section 7.02(a) to the5456 Administrative Agent (which may be electronic copies delivered via electronic mail). The5457 Administrative Agent shall have no obligation to request the delivery or to maintain copies of the5458 documents referred to above, and in any event shall have no responsibility to monitor5459 compliance by the Borrower with any such request for delivery, and each Lender shall be solely5460 responsible for requesting delivery to it or maintaining its copies of such documents.5461 The Credit Parties hereby acknowledge that (a) the Administrative Agent and/or the5462 Arrangers will make available to the Lenders and the L/C Issuer materials and/or information5463 provided by or on behalf of the Credit Parties hereunder (collectively, “Credit Party Materials”)5464 by posting the Credit Party Materials on IntraLinks or another similar electronic system (the5465 “Platform”) and (b) certain of the Lenders (each a “Public Lender”) may have personnel who5466 do not wish to receive material non-public information with respect to the Borrower or its5467 Subsidiaries and Affiliates, or the respective securities of any of the foregoing, and who may be5468 engaged in investment and other market-related activities with respect to such Persons’ securities.5469 The Credit Parties hereby agree that so long as any of the Credit Parties is the issuer of any5470 outstanding debt or equity securities that are registered or issued pursuant to a private offering or5471 is actively contemplating issuing any such securities that (w) all Credit Party Materials that are to5472 be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC”5473 which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first5474 page thereof; (x) by marking Credit Party Materials “PUBLIC,” the Credit Parties shall be5475 deemed to have authorized the Administrative Agent, the Arrangers, the L/C Issuer and the5476 Lenders to treat such Credit Party Materials as not containing any material non-public5477 information (although such information may be sensitive and proprietary) with respect to the5478 Credit Parties or their securities for purposes of United States federal and state securities Laws5479

132 55802528_20 (provided that to the extent that such Credit Party Materials constitute Information, they shall be5480 treated as set forth in Section 11.07), (y) all Credit Party Materials marked “PUBLIC” are5481 permitted to be made available through a portion of the Platform designated as “Public Side5482 Information” and (z) the Administrative Agent and the Arrangers shall be entitled to treat any5483 Credit Party Materials that are not marked “PUBLIC” as being suitable only for posting on a5484 portion of the Platform not designated “Public Side Information.” Notwithstanding the5485 foregoing, the Credit Parties shall be under no obligation to mark any Credit Party Materials5486 “PUBLIC.”5487 Section 7.03. Notification. Promptly after a Responsible Officer of the Borrower or any5488 Guarantor has obtained actual knowledge thereof, notify the Administrative Agent:5489 (a) of the occurrence of any Default;5490 (b) of the filing or commencement of, or any written threat or notice of5491 intention of any person to file or commence, any action, suit, litigation or proceeding (including5492 pursuant to any applicable Environmental Laws), whether at law or in equity by or before any5493 Governmental Authority against the Borrower or any of its Restricted Subsidiaries, that could in5494 each case reasonably be expected to result in a Material Adverse Effect; and5495 (c) of the occurrence of any ERISA Event which could reasonably be5496 expected to result in a Material Adverse Effect.5497 Each notice pursuant to this Section shall be accompanied by a statement of a5498 Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and5499 stating what action the Borrower has taken and proposes to take with respect thereto. Each5500 notice pursuant to Section 7.03(a) shall describe with particularity any and all provisions of this5501 Credit Agreement and any other Credit Document that have been breached.5502 Section 7.04. Payment of Taxes. Pay and discharge, as the same shall become due and5503 payable (beyond any period of grace or cure, if applicable), all its obligations and liabilities, in5504 respect of Taxes imposed upon it or upon its income or profits or in respect of its property,5505 unless the same are being contested in good faith by appropriate proceedings diligently5506 conducted and adequate reserves in accordance with GAAP are being maintained by the5507 Borrower and its Restricted Subsidiaries or the failure to pay or discharge the same would not5508 reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.5509 Section 7.05. Preservation of Existence, Etc.5510 (a) Preserve, renew and maintain in full force and effect its legal existence5511 and good standing under the Laws of the jurisdiction of its organization, except (i) in connection5512 with a transaction permitted by Section 8.04 or 8.05 or (ii) with respect to any Restricted5513 Subsidiary, to the extent that the failure to do so could not reasonably be expected to have,5514 individually or in the aggregate, a Material Adverse Effect;5515 (b) take all commercially reasonable action to maintain all rights, privileges,5516 permits, licenses and franchises necessary or desirable in the normal conduct of its business,5517

133 55802528_20 except to the extent that failure to do so would not reasonably be expected to have a Material5518 Adverse Effect; and5519 (c) preserve or renew all of its patents, registered copyrights, registered5520 trademarks, trade names and service marks, the non-preservation or non-renewal of which could5521 reasonably be expected to have a Material Adverse Effect.5522 Section 7.06. Maintenance of Properties. Maintain, preserve and protect all of its5523 material Property necessary in the operation of its business in good working order and condition,5524 ordinary wear and tear excepted and casualty and condemnation excepted and make all necessary5525 repairs and replacements thereof or thereto in accordance with customary industry practice,5526 except where the failure to do so could not reasonably be expected to have a Material Adverse5527 Effect.5528 Section 7.07. Maintenance of Insurance.5529 (a) Maintain in full force and effect with financially sound and reputable5530 insurance companies (in the good faith judgment of the Borrower) that are not Affiliates of the5531 Borrower, flood, casualty and liability insurance with respect to its material properties (that are5532 necessary for the operation of their respective businesses) and business against loss or damage of5533 the kinds customarily insured against by Persons engaged in the same or similar business, of5534 such types and in such amounts as are customarily carried under similar circumstances by such5535 other Persons (provided that the Borrower and its Restricted Subsidiaries may self-insure to the5536 extent customary among companies engaged in similar businesses or advisable in the good faith5537 judgment of the Borrower) and identifying the Administrative Agent as mortgagee and loss5538 payee as its interests may appear, with respect to flood hazard and casualty insurance, and as5539 additional insured, with respect to liability insurance and providing for prior notice to the5540 Administrative Agent of the termination, lapse or cancellation of any such insurance.5541 (b) Notwithstanding anything herein to the contrary, with respect to each5542 Mortgaged Property, if at any time the area in which the buildings and other improvements (as5543 described in the applicable Mortgage) are located is designated a “special flood hazard area” in5544 any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or5545 any successor agency) in a community where flood insurance coverage under NFIP is available,5546 obtain flood insurance in such total amount as required by the applicable Flood Laws and5547 otherwise as the Administrative Agent may from time to time reasonably require, and otherwise5548 to ensure compliance with the NFIP as set forth in the Flood Laws. Following the Closing Date,5549 the Borrower shall deliver to the Administrative Agent annual renewals of each flood insurance5550 policy or annual renewals of each force-placed flood insurance policy, as applicable. In5551 connection with any amendment to this Agreement pursuant to which any increase, extension, or5552 renewal of Loans is contemplated, upon the Administrative Agent’s request, the Borrower shall5553 cause to be delivered to the Administrative Agent for any Mortgaged Property, a Flood5554 Determination Form, Borrower Notice and Evidence of Flood Insurance, as applicable.5555 Section 7.08. Compliance with Laws; Environmental Laws.5556

134 55802528_20 (a) Comply in all respects with the requirements of all Laws and all orders,5557 writs, injunctions and decrees applicable to it or to its business or property, except in such5558 instances in which (i) such requirement of Law or order, writ, injunction or decree is being5559 contested in good faith by appropriate proceedings diligently conducted; or (ii) the failure to5560 comply therewith would not reasonably be expected to have a Material Adverse Effect.5561 (b) Except, in each case, to the extent that the failure to do so could not5562 reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect,5563 comply, and take all reasonable actions to cause all lessees and other Persons operating or5564 occupying its properties to comply with all Environmental Laws; obtain and renew all5565 Environmental Permits necessary for its operations and properties; and, in each case to the extent5566 the Credit Parties are required by applicable Environmental Laws, conduct any investigation,5567 remedial or other corrective action necessary to address Hazardous Materials at any property or5568 facility in accordance with applicable Environmental Laws.5569 Section 7.09. Books and Records. Maintain proper books of record and account, in5570 which true and correct entries in conformity with GAAP shall be made of all financial5571 transactions and matters involving the assets and business of the Borrower or such Restricted5572 Subsidiary, as the case may be (it being understood and agreed that certain Foreign Subsidiaries5573 maintain individual books and records in conformity with generally accepted accounting5574 principles in their respective countries of organization and that such maintenance shall not5575 constitute a breach of the representations, warranties or covenants hereunder), and such books of5576 record and account in material conformity with all applicable requirements of any Governmental5577 Authority having regulatory jurisdiction over the Borrower or such Restricted Subsidiary.5578 Section 7.10. Inspection Rights. Permit representatives and independent contractors of5579 the Administrative Agent to visit and inspect any of its properties, to examine its corporate,5580 financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its5581 affairs, finances and accounts with its directors, officers, and independent public accountants5582 (subject to such accountants’ customary policies and procedures), all at the reasonable expense5583 of the Borrower and at such reasonable times during normal business hours once each fiscal year,5584 upon reasonable advance notice to the Borrower; provided, however, that when an Event of5585 Default has occurred and is continuing, the Administrative Agent (or any of its respective5586 representatives or independent contractors) may do any of the foregoing at the expense of the5587 Borrower at any time during normal business hours upon reasonable advance notice; provided,5588 further, that, excluding any such visits and inspections during the continuance of an Event of5589 Default, the Borrower will be responsible for the costs and expenses of the Administrative Agent5590 only for one such visit and inspection in any fiscal year of the Borrower. The Administrative5591 Agent shall give the Borrower the opportunity to participate in any discussions with the5592 Borrower’s independent public accountants. Notwithstanding anything to the contrary in this5593 Section 7.10, none of the Borrower or any of the Restricted Subsidiaries will be required to5594 disclose, permit the inspection, examination or making copies or abstracts of, or discussion of,5595 any document, information or other matter that (a) constitutes non-financial trade secrets or non-5596 financial proprietary information, (b) in respect of which disclosure to the Administrative Agent5597 or any Lender (or their respective representatives or contractors) is prohibited by Law or any5598 binding agreement or (c) is subject to attorney-client or similar privilege or constitutes attorney5599 work product; provided that, in each case, the Borrower shall provide notice to the5600

135 55802528_20 Administrative Agent that such information is being withheld and (other than with respect to5601 clause (c) above) the Borrower shall use its commercially reasonable efforts to obtain the5602 relevant consents and to communicate, to the extent both feasible and permitted under applicable5603 Law or confidentiality obligation, the applicable information.5604 Section 7.11. Use of Proceeds. Use the Credit Extensions under the Facilities on the5605 Closing Date (subject to limitations set forth in Section 2.01(b) with respect to the use of5606 proceeds of the Revolving Credit Loans made on the Closing Date) to consummate the5607 Transactions and pay Transaction Expenses, and after the Closing Date, use the proceeds of any5608 Credit Extension to finance working capital, capital expenditures and other general corporate5609 purposes, including Acquisitions and Restricted Payments otherwise permitted hereunder.5610 Section 7.12. Joinder of Subsidiaries as Guarantors. At the Borrower’s expense,5611 subject to the limitations and exceptions of this Credit Agreement, including the provisions of5612 the Collateral and Guarantee Requirement and any applicable limitation in any Collateral5613 Document, take all action necessary or reasonably requested by the Administrative Agent to5614 ensure that the Collateral and Guarantee Requirement continues to be satisfied, including:5615 (a) Upon the formation or acquisition of any new direct or indirect wholly5616 owned Material Domestic Subsidiary (in each case, other than an Excluded Subsidiary) by any5617 Credit Party or the designation in accordance with Section 7.14 of any existing direct or indirect5618 wholly owned Material Domestic Subsidiary as a Restricted Subsidiary (in each case, other than5619 an Excluded Subsidiary) or any Subsidiary becoming a wholly owned Material Domestic5620 Subsidiary (in each case, other than an Excluded Subsidiary):5621 (i) within 30 days after such formation, acquisition or cessation, or5622 such longer period as the Administrative Agent may agree in its discretion:5623 (A) cause each such Material Domestic Subsidiary that is5624 required to become a Guarantor pursuant to the Collateral and Guarantee5625 Requirement to duly execute and deliver to the Administrative Agent a5626 Joinder Agreement, joinders to the Security Agreement, Intellectual5627 Property Security Agreements, a counterpart of the Intercompany Note5628 and other security agreements and documents as reasonably requested by5629 and in form and substance reasonably satisfactory to the Administrative5630 Agent (consistent with the Security Agreement, Intellectual Property5631 Security Agreements and other security agreements in effect on the5632 Closing Date), in each case granting Liens required by the Collateral and5633 Guarantee Requirement, other than, in each case, with respect to any5634 Excluded Property;5635 (B) cause each such Material Domestic Subsidiary that is5636 required to become a Guarantor pursuant to the Collateral and Guarantee5637 Requirement (and the parent of each such Material Domestic Subsidiary5638 that is a Guarantor) to deliver any and all certificates representing Capital5639 Stock (to the extent certificated) and intercompany notes (to the extent5640 certificated) that are required to be pledged pursuant to the Collateral and5641

136 55802528_20 Guarantee Requirement or the Security Agreement, accompanied by5642 undated stock powers or other appropriate instruments of transfer executed5643 in blank;5644 (C) take and cause such Material Domestic Subsidiary that is5645 required to become a Guarantor pursuant to the Collateral and Guarantee5646 Requirement and the parent of such Material Domestic Subsidiary to take5647 whatever action (including the recording of Mortgages, the filing of UCC5648 financing statements and delivery of stock and membership interest5649 certificates to the extent certificated) as may be required pursuant to the5650 terms of the Collateral Documents or as may be necessary in the5651 reasonable opinion of the Administrative Agent to vest in the5652 Administrative Agent (or in any representative of the Administrative5653 Agent designated by it) valid and perfected Liens to the extent required by5654 the Collateral and Guarantee Requirement, and to otherwise comply with5655 the requirements of the Collateral and Guarantee Requirement;5656 (ii) if reasonably requested by the Administrative Agent, within forty-5657 five (45) days after such request (or such longer period as the Administrative5658 Agent may agree in its discretion), deliver to the Administrative Agent a signed5659 copy of an opinion, addressed to the Administrative Agent and the Lenders, of5660 counsel for the Credit Parties to the Administrative Agent as to such matters set5661 forth in this Section 7.12(a) as the Administrative Agent may reasonably request;5662 (iii) as promptly as practicable after the request therefor by the5663 Administrative Agent, deliver to the Administrative Agent with respect to each5664 Specified Real Property, any existing title reports, abstracts or environmental5665 assessment reports, to the extent available and in the possession or control of the5666 Borrower; provided, however, that there shall be no obligation to deliver to the5667 Administrative Agent any existing environmental assessment report whose5668 disclosure to the Administrative Agent would require the consent of a Person5669 other than the Borrower or one of its Subsidiaries, where, despite the5670 commercially reasonable efforts of the Borrower to obtain such consent, such5671 consent cannot be obtained; and5672 (iv) if reasonably requested by the Administrative Agent, within sixty5673 (60) days after such request (or such longer period as the Administrative Agent5674 may agree in its discretion), deliver to the Administrative Agent any other items5675 necessary from time to time to satisfy the Collateral and Guarantee Requirement5676 with respect to perfection and existence of security interests with respect to5677 property of any Guarantor acquired after the Closing Date and subject to the5678 Collateral and Guarantee Requirement, but not specifically covered by the5679 preceding clauses (i), (ii) or (iii) or subsection (b) below.5680 (b) Not later than ninety (90) days after the acquisition by any Credit Party of5681 Specified Real Property (or such longer period as the Administrative Agent may agree in its5682 discretion) that is required to be provided as Collateral pursuant to the Collateral and Guarantee5683

137 55802528_20 Requirement, which property would not be automatically subject to another Lien pursuant to pre-5684 existing Collateral Documents, cause such property to be subject to a Lien and Mortgage in favor5685 of the Collateral Agent for the ratable benefit of the holders of the Secured Obligations and take,5686 or cause the relevant Credit Party to take, such actions as shall be necessary or reasonably5687 requested by the Administrative Agent to grant and perfect or record such Lien, in each case to5688 the extent required by, and subject to the limitations and exceptions of this Credit Agreement,5689 including the Collateral and Guarantee Requirement, and to otherwise comply with the5690 requirements of the Collateral and Guarantee Requirement.5691 Section 7.13. Further Assurances. Promptly upon reasonable request by the5692 Administrative Agent (i) correct any material defect or error that may be discovered in the5693 execution, acknowledgment, filing or recordation of any Collateral Document or other document5694 or instrument relating to any Collateral, and (ii) do, execute, acknowledge, deliver, record, re-5695 record, file, re-file, register and re-register any and all such further acts, deeds, certificates,5696 assurances and other instruments as the Administrative Agent may reasonably request from time5697 to time in order to carry out more effectively the purposes of the Collateral Documents, to the5698 extent required pursuant to the Collateral and Guarantee Requirement.5699 Section 7.14. Designation of Subsidiaries. The Borrower may at any time after the5700 Closing Date designate any Restricted Subsidiary of the Borrower as an Unrestricted Subsidiary5701 or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (i) immediately before5702 and after such designation, no Event of Default shall have occurred and be continuing, and (ii)5703 the Borrower is in pro forma compliance with the Financial Covenants. The designation of any5704 Subsidiary as an Unrestricted Subsidiary after the Closing Date shall be deemed to constitute an5705 Investment by the Borrower therein at the date of designation. The designation of any5706 Unrestricted Subsidiary as a Restricted Subsidiary shall constitute (i) the incurrence at the time5707 of designation of any Investment, Indebtedness or Liens of such Subsidiary existing at such time5708 and (ii) a return on any Investment by the Borrower in Unrestricted Subsidiaries.5709 Section 7.15. Post-Closing Obligations. Complete each of the actions described on5710 Schedule 7.15 as soon as commercially reasonable and by no later than the date set forth in5711 Schedule 7.15 with respect to such action or such later date as the Administrative Agent may5712 agree in its sole discretion.5713 ARTICLE 85714 NEGATIVE COVENANTS5715 From and after the Closing Date, until the Loan Obligations (other than (i) contingent5716 indemnification obligations as to which no claim has been asserted, (ii) Obligations described in5717 clauses (b) and (c) of the definition thereof and (iii) any Letter of Credit that has been Cash5718 Collateralized or back-stopped by a letter of credit reasonably satisfactory to the L/C Issuer or5719 such Letter of Credit has been deemed reissued under another agreement reasonably acceptable5720 to the L/C Issuer) shall have been paid in full or otherwise satisfied, and the Commitments5721 hereunder shall have expired or been terminated, the Borrower shall not, and shall not permit any5722 Restricted Subsidiary to:5723

138 55802528_20 Section 8.01. Liens. Create, incur, assume or suffer to exist any Lien upon any of its5724 property, assets or revenues, whether now owned or hereafter acquired, other than the following:5725 (a) Liens pursuant to any Credit Document securing the Loan Obligations,5726 including Cash Collateral and other Adequate Assurance pledged to the L/C Issuer and the5727 Swingline Lender to secure obligations of Defaulting Lenders;5728 (b) Liens securing Indebtedness permitted by Section 8.03(q) and (r);5729 (c) Liens securing obligations pursuant to a Swap Contract or Treasury5730 Management Agreement permitted hereunder in favor of a Person that was (or was an Affiliate5731 of) a Lender hereunder on the Closing Date or on the date such transaction was entered into, but5732 only to the extent that (i) for any Swap Contract, the obligations under such Swap Contract are5733 permitted under Section 8.03(d), (ii)such Liens are on the same collateral that secures the Loan5734 Obligations and (iii) the obligations under such Swap Contract or Treasury Management5735 Agreement and the Loan Obligations share pari passu in the collateral that is subject to such5736 Liens;5737 (d) Liens existing on the Closing Date and listed on Schedule 8.01 and any5738 modifications, replacements, renewals, refinancings or extensions thereof; provided that (i) the5739 property covered thereby is not changed other than after-acquired property that is affixed or5740 incorporated into the property covered by such Lien and any proceeds of products of such5741 property, (ii) the amount secured or benefited thereby is not increased except by an amount equal5742 to unpaid accrued interest and premium thereon plus other amounts owing or paid related to such5743 Indebtedness, and fees and expenses reasonably incurred, in connection with such modification,5744 refinancing, refunding, renewal, replacement or extension, (iii) the direct or any contingent5745 obligor with respect thereto is not changed and (iv) any modification, replacement, renewal,5746 refinancing or extension of the obligations secured or benefited thereby is permitted by Section5747 8.03(b);5748 (e) Liens for taxes not yet due or that are being contested in good faith and by5749 appropriate proceedings diligently conducted, if adequate reserves with respect thereto are5750 maintained on the books of the applicable Person in accordance with GAAP;5751 (f) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s,5752 landlords’ or sublandlords’ or other like Liens arising in the ordinary course of business that are5753 not overdue for a period of more than 60 days or if more than 60 days overdue, are unfiled and5754 no other action has been taken to enforce such Lien or which are being contested in good faith5755 and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto5756 are maintained on the books of the applicable Person in accordance with GAAP or the equivalent5757 accounting principles in the relevant local jurisdiction;5758 (g) (i) pledges or deposits in the ordinary course of business in connection5759 with workers’ compensation, health, disability or employee benefits, unemployment insurance5760 and other social security legislation or similar legislation or regulation or other insurance-related5761 obligations (including in respect of deductibles, self-insured retention amounts and premiums5762 and adjustments thereto), other than any Lien imposed by Title IV of ERISA and (ii) pledges and5763

139 55802528_20 deposits in the ordinary course of business securing liability for reimbursement or5764 indemnification obligations of (including obligations in respect of letters of credit or bank5765 guarantees for the benefit of) insurance carriers providing property, casualty or liability5766 insurance to the Borrower or any of its Restricted Subsidiaries;5767 (h) deposits to secure the performance of bids, trade contracts, governmental5768 contracts and leases (other than Indebtedness for borrowed money), statutory obligations, surety,5769 stay, customs and appeal bonds, performance bonds and other obligations of a like nature5770 incurred in the ordinary course of business or consistent with past practice or industry practice;5771 (i) zoning restrictions, easements, rights-of-way, covenants, conditions,5772 restrictions, reservations, encroachments and other similar encumbrances affecting real property5773 that, in the aggregate, are not substantial in amount, and that do not in any case materially detract5774 from the value of the property subject thereto or materially interfere with the ordinary conduct of5775 the business of the Borrower or any of its Restricted Subsidiaries, taken as a whole;5776 (j) Liens securing judgments for the payment of money not constituting an5777 Event of Default under Section 9.01(h) or securing appeal or other surety bonds related to such5778 judgments;5779 (k) Liens securing, or in respect of, obligations under Capitalized Leases and5780 purchase money obligations for fixed or capital assets; provided that such Liens do not at any5781 time encumber any property (except for replacements, additions and accessions to such property)5782 other than the property financed by such Indebtedness except that that individual financings of5783 equipment provided by one lender may be cross collateralized to other financings of equipment5784 provided by such lender;5785 (l) Liens in favor of customs and revenue authorities arising as a matter of5786 law to secure payment of customs duties in connection with the importation of goods in the5787 ordinary course of business;5788 (m) Liens on property or assets acquired in connection with an Acquisition5789 permitted under this Agreement; provided that (i) the indebtedness secured by such Liens is5790 permitted under Section 8.03 and (ii) the Liens (A) are not incurred in connection with, or in5791 contemplation or anticipation of, the acquisition, (B) are not, in the case of any Credit Party,5792 “blanket liens”, and (C) do not attach or extend to any other property or assets (other than the5793 proceeds or products thereof and other than after-acquired property subjected to such Lien in5794 accordance with the terms governing the Indebtedness secured by such Lien);5795 (n) Liens of landlords or mortgages of landlords on fixtures, equipment and5796 movable property located on premises leased by the Borrower or any Restricted Subsidiary5797 which do not interfere in any material respect with the business of the Borrower and its5798 Restricted Subsidiaries, taken as a whole;5799 (o) Liens incurred and financing statements filed or recorded in each case5800 with respect to property leased by the Borrower and its Restricted Subsidiaries to the owners of5801 such property which are operating leases; provided that such Lien does not extend to any other5802 property of the Borrower and its Restricted Subsidiaries;5803

140 55802528_20 (p) Liens (i) of a collection bank arising under Section 4-208 of the UCC on5804 items in the course of collection, (ii) attaching to commodity trading accounts or other5805 commodities brokerage accounts incurred in the ordinary course of business and (iii) in favor of5806 a banking or other financial institution arising as a matter of Law or under customary general5807 terms and conditions encumbering deposits or other funds maintained with a financial institution5808 (including the right of set-off) and that are within the general parameters customary in the5809 banking industry or arising pursuant to such banking institution’s general terms and conditions;5810 (q) deposits of cash or the issuance of a Letter of Credit made to secure5811 liability to insurance carriers under insurance or self-insurance arrangements;5812 (r) Liens (i) on cash advances in favor of the seller of any property to be5813 acquired in an Investment permitted under Section 8.02 to be applied against the purchase price5814 for such Investment or other acquisition, and (ii) consisting of an agreement to Dispose of any5815 property in a Disposition permitted under Section 8.05, in each case, solely to the extent such5816 Investment or other acquisition or Disposition, as the case may be, would have been permitted on5817 the date of the creation of such Lien;5818 (s) Liens on property or assets of Restricted Subsidiaries that are not Credit5819 Parties securing obligations of Restricted Subsidiaries that are not Credit Parties;5820 (t) Liens on Collateral securing Ratio Debt (and any Permitted Refinancing5821 thereof); provided that such Liens shall be junior to the Liens securing the Obligations and shall5822 be subject to a lien subordination and intercreditor arrangement in form and substance5823 reasonably satisfactory to the Administrative Agent;5824 (u) leases, licenses, cross-licenses, subleases or sublicenses not interfering in5825 any material respect with the business of the Borrower and its Restricted Subsidiaries, or5826 otherwise materially diminishing the value of the Collateral, in either case taken as a whole;5827 (v) Liens arising from precautionary UCC financing statements or similar5828 filings in connection with any transaction otherwise not prohibited under this Agreement;5829 (w) additional Liens so long as the aggregate principal amount of the5830 obligations so secured does not exceed the greater of (i) $15,000,000 and (ii) 2.25% of Total5831 Assets;5832 (x) Liens that are contractual rights of set-off or rights of pledge (i) relating to5833 the establishment of depository relations with banks or other deposit-taking financial institutions5834 and not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or5835 sweep accounts of the Borrower or any of its Restricted Subsidiaries to permit satisfaction of5836 overdraft or similar obligations incurred in the ordinary course of business of the Borrower or5837 any of its Restricted Subsidiaries or (iii) relating to purchase orders and other agreements entered5838 into with customers of the Borrower or any of its Restricted Subsidiaries in the ordinary course5839 of business;5840

141 55802528_20 (y) Liens solely on any cash earnest money deposits made by the Borrower or5841 any of its Restricted Subsidiaries in connection with any letter of intent or purchase agreement5842 permitted hereunder; and5843 (z) Liens on specific items of inventory or other goods and the proceeds5844 thereof of any Person securing such Person’s obligations in respect of letters of credit or banker’s5845 acceptances issued or created for the account of such Person to facilitate the purchase, shipment5846 or storage of such inventory or goods in the ordinary course of business.5847 The expansion of Liens by virtue of accrual of interest, accretion of accreted value,5848 amortization of original issue discount and increases in the amount of Indebtedness outstanding5849 solely as a result of fluctuations in the exchange rate of currencies will not be deemed to be an5850 incurrence of Liens for purposes of this Section 8.01.5851 Section 8.02. Investments. Make or permit to exist any Investments, except:5852 (a) cash and Cash Equivalents;5853 (b) Investments (including intercompany Investments) existing on the Closing5854 Date or committed to be made pursuant to an agreement existing on the Closing Date, in each5855 case listed on Schedule 8.02, or an Investment consisting of any extension, modification,5856 replacement, renewal or reinvestment of any such Investment or binding commitment existing on5857 the Closing Date; provided that the amount of any such Investment or binding commitment may5858 be increased (i) as required by the terms of such Investment or binding commitment as in5859 existence on the Closing Date (including as a result of the accrual or accretion of interest or5860 original issue discount or the issuance of pay-in-kind securities) or (ii) as otherwise permitted5861 under this Credit Agreement;5862 (c) to the extent not prohibited by applicable Law, (i) advances to officers,5863 directors, employees, managers, consultants and independent contractors of the Borrower and its5864 Restricted Subsidiaries for travel, entertainment, relocation and other ordinary business purposes,5865 (ii) loans and advances to officers, directors, employees, managers, consultants and independent5866 contractors of the Borrower or any of its Restricted Subsidiaries to finance the purchase of5867 Capital Stock of the Borrower and (iii) loans and advances to, or guarantees of Indebtedness of,5868 officers, directors, employees, managers, consultants and independent contractors; provided that5869 that the aggregate amount outstanding at any time under clauses (ii) and (iii) shall not exceed the5870 greater of (x) $5,000,000 and (y) 0.75% of Total Assets;5871 (d) (i) Investments consisting of extensions of credit in the nature of accounts5872 receivable or notes receivable arising from the grant of trade credit in the ordinary course of5873 business, (ii) Investments received in satisfaction or partial satisfaction thereof from financially5874 troubled account debtors and (iii) Investments received in satisfaction of judgments against other5875 Persons;5876 (e) any Investments in the Borrower or any of its Restricted Subsidiaries;5877 provided that the aggregate amount of Investments by Credit Parties in Restricted Subsidiaries5878 that are not Credit Parties (other than any Investment, the proceeds of which are used directly or5879 indirectly in connection with an Acquisition by such non-Credit Parties) shall not exceed,5880

142 55802528_20 together with the aggregate amount of cash or property provided by Credit Parties pursuant to5881 Section 8.02(f)(A)(2), at the time of the making of any such Investment, an aggregate amount5882 outstanding at any time equal to the greater of (i) $15,000,000 and (ii) 2.25% of Total Assets;5883 (f) any Acquisition by the Borrower or any of its Restricted Subsidiaries and5884 any Investment that is part of the assets acquired in such Acquisition or otherwise held by a5885 Person that is, directly or indirectly, a target of such Acquisition; provided that, with respect to5886 each such Acquisition made pursuant to this Section 8.02(f):5887 (A) (1) each applicable Credit Party and any such newly5888 created or acquired Subsidiary shall, or will within the times specified5889 therein, have complied with the applicable requirements of Section 7.12 to5890 the extent required thereby, and (2) the aggregate amount of cash or5891 property provided by Credit Parties to make any such purchase or5892 acquisition of assets that are not purchased or acquired (or do not become5893 owned) by a Credit Party or in Capital Stock in Persons that do not5894 become Credit Parties upon consummation of such purchase or acquisition5895 shall not exceed at any time outstanding, together with Investments5896 pursuant to Section 8.02(e), the greater of (i) $15,000,000 and (ii) 2.25%5897 of Total Assets; provided, however, that the limitation related to assets that5898 are not acquired by a Credit Party or Persons that do not become Credit5899 Parties under this clause (A)(2) shall not apply to any acquisition to the5900 extent the ultimate Person so acquired (or the Person owning the assets so5901 acquired) becomes a Credit Party even though such Credit Party owns5902 Capital Stock in Persons that are not otherwise required to become Credit5903 Parties, if, for such acquisition, not less than 90.0% of the Consolidated5904 EBITDA of the Person(s) acquired (for this purpose and for the5905 component definitions used therein, determined on a consolidated basis for5906 such Persons and their Subsidiaries) is directly generated by Person(s) that5907 become Credit Parties (i.e., disregarding all such Consolidated EBITDA5908 generated by Subsidiaries of such Guarantors that are shall not become5909 Credit Parties); provided, further, that for the avoidance of doubt, such5910 limitations on cash or property provided by Credit Parties shall exclude5911 consideration provided in the form of Capital Stock of the Borrower;5912 (B) immediately after giving Pro Forma Effect to any such5913 purchase or other acquisition, (1) no Event of Default (or if such Permitted5914 Acquisition is not conditioned on the availability of, or on obtaining third5915 party financing any Event of Default under Section 9.01(a) or (f)) shall5916 have occurred and be continuing and (2) the Consolidated Total Net5917 Leverage Ratio is not greater than the Consolidated Total Net Leverage5918 Ratio permitted under Section 8.11(b) as of the most recently ended Test5919 Period for which financial statements have been delivered pursuant to5920 Section 7.01 less 0.25x; and5921 (C) the Borrower shall have delivered to the Administrative5922 Agent, no later than five (5) Business Days (or such later date as5923

143 55802528_20 acceptable to the Administrative Agent in its sole discretion) after the date5924 on which any such purchase or other acquisition is consummated, a5925 certificate of a Responsible Officer certifying that all of the requirements5926 set forth in this clause (f) have been satisfied or will be satisfied on or5927 prior to the consummation of such purchase or other acquisition;5928 (g) Investments to the extent that payment for such investments is made with5929 the Capital Stock of the Borrower;5930 (h) Investments in respect of Swap Contracts permitted under Section 8.03(d);5931 (i) Investments consisting of purchases and acquisitions of assets or services5932 in the ordinary course of business;5933 (j) Investments in prepaid expenses, negotiable instruments held for5934 collection and lease, utility and workers compensation, performance and similar deposits entered5935 into as a result of the operations of the business;5936 (k) Investments in the ordinary course of business consisting of Uniform5937 Commercial Code Article 3 endorsements for collection or deposit and Article 4 customary trade5938 arrangements with customers;5939 (l) Investments consisting of purchases or other acquisitions of inventory,5940 supplies, services, material or equipment or the licensing or contribution of intellectual property5941 pursuant to joint marketing arrangements with other Persons;5942 (m) Investments in an outstanding amount not to exceed, at the time any such5943 Investment is made, the sum of (x) the greater of (i) $22,500,000 and (ii) 3.50% of Total Assets5944 and (y) the Cumulative Equity Credit so long as, in each case, no Event of Default shall exist or5945 result immediately after giving effect thereto;5946 (n) Investments to the extent that, at the time any such Investments are made,5947 the Payment Conditions are satisfied; and5948 (o) Investments by the Borrower and its Subsidiaries in any Escrow Borrower5949 for purposes of funding original issue discount, upfront fees, redemption or repayment premium5950 and interest with respect to any Escrow Incremental Term Loans or debt securities issued5951 pursuant to escrow arrangements, in each case, to the extent such Escrow Incremental Term5952 Loans and debt securities are intended to provide a portion of the funds to finance an Acquisition5953 permitted under this Agreement.5954 For purposes of determining whether an Investment is a permitted to be made pursuant to5955 this Section 8.02, in the event that an Investment (or any portion thereof) meets the criteria of5956 more than one of any provision of Section 8.02, the Borrower, in its sole discretion, will classify5957 such Investment (or any portion thereof) in any one or more of the types of Investments5958 described in any applicable clause in Section 8.02 and will only be required to include the5959 amount and type of such Investment in such of the above clauses in this Section 8.02 as5960 determined by the Borrower at such time.5961

144 55802528_20 Section 8.03. Indebtedness. Create, incur, assume or suffer to exist any Indebtedness,5962 except:5963 (a) Indebtedness under the Credit Documents;5964 (b) Indebtedness outstanding on the Closing Date and listed on Schedule 8.035965 and any Permitted Refinancing thereof;5966 (c) [reserved];5967 (d) obligations (contingent or otherwise) of the Borrower or any Restricted5968 Subsidiary existing or arising under any Swap Contract; provided that such obligations are5969 entered into by such Person in the ordinary course of business for the purpose of directly5970 mitigating risks associated with liabilities, commitments, investments, assets, or property held or5971 reasonably anticipated by such Person, or changes in the value of securities issued by such5972 Person, and not for purposes of speculation or taking a “market view”;5973 (e) Indebtedness of the Borrower and its Restricted Subsidiaries owing to the5974 Borrower or any Restricted Subsidiary to the extent permitted by Section 8.02; provided that any5975 such Indebtedness owed by a Credit Party to a Restricted Subsidiary that is not a Credit Party5976 shall be subject to the Intercompany Note;5977 (f) Indebtedness (including Indebtedness under Capitalized Leases and5978 purchase money obligations) incurred to provide all or a portion of the purchase price (or cost of5979 construction, acquisition, repair, lease or improvement), in each case, for capital assets and5980 refinancings, refundings, renewals or extensions thereof, provided that the aggregate principal5981 amount of all such Indebtedness shall not at any time outstanding exceed the greater of (i)5982 $15,000,000 and (ii) 2.25% of Total Assets;5983 (g) unsecured Indebtedness or Indebtedness secured by a Lien, that, in the5984 case of a Lien on the assets of a Credit Party, such Lien on the Collateral is junior to the Lien5985 securing the Obligations, so long as, after giving effect to the incurrence of such Indebtedness5986 (whether or not secured), the Consolidated Total Net Leverage Ratio is not greater than the5987 Consolidated Total Net Leverage Ratio permitted under Section 8.11(b) as of the most recently5988 ended Test Period for which financial statements have been delivered pursuant to Section 7.015989 less 0.50x (“Ratio Debt”); provided that (i) such Ratio Debt does not mature prior to the date5990 that is 91 days following the Latest Maturity Date of the Term Loan Facility or have a Weighted5991 Average Life to Maturity less than the Term Loan Facility, (ii) such Ratio Debt does not have5992 mandatory prepayment, redemption or offer to purchase events that are earlier than the Maturity5993 Date of the Term Loan Facility (but may include customary change of control and asset sale5994 proceeds offers), (i) such Ratio Debt either (a) does not have financial maintenance covenants or5995 (b) contains financial maintenance covenants that are no more restrictive than the Financial5996 Covenants, (iv) to the extent such Ratio Debt is subordinated to the Facilities, is subject to5997 subordination terms reasonably satisfactory to the Administrative Agent and (v) to the extent5998 such Ratio Debt is secured by a Lien which is junior to the Lien securing the Obligations, it is5999 subject to a lien subordination and intercreditor arrangement reasonably satisfactory to the6000 Borrower and the Administrative Agent; provided, further, that any such Indebtedness incurred6001

145 55802528_20 by a Restricted Subsidiary that is not a Credit Party, together with Indebtedness incurred by a6002 Restricted Subsidiary that is not a Credit Party pursuant to Section 8.03(h), does not exceed in6003 the aggregate at any time outstanding the greater of (a) $20,000,000 and (b) 3.00% of Total6004 Assets;6005 (h) Indebtedness of the Borrower or any Restricted Subsidiary assumed6006 (including Acquired Indebtedness) in connection with, but not incurred in contemplation of, any6007 Acquisition so long as, after giving Pro Forma Effect thereto and any related transactions, the6008 Borrower could incur $1.00 of Ratio Debt; provided that any such Indebtedness incurred by a6009 Restricted Subsidiary that is not a Credit Party does not exceed, together with Indebtedness6010 incurred by a Restricted Subsidiary that is not a Credit Party pursuant to Section 8.03(g), in the6011 aggregate at any time outstanding the greater of (i) $20,000,000 and (ii) 3.00% of Total Assets;6012 (i) Support Obligations by the Borrower and its Restricted Subsidiaries in6013 respect of Indebtedness otherwise permitted hereunder; provided that Support Obligations by the6014 Credit Parties with respect to Indebtedness of Restricted Subsidiaries that are not Credit Parties is6015 an Investment permitted by Section 8.02;6016 (j) Indebtedness (i) representing deferred compensation to employees of the6017 Borrower or any of its Restricted Subsidiaries incurred in the ordinary course of business6018 (including, for the avoidance of doubt, in connection with the Transactions or any Acquisition6019 permitted hereunder), or (ii) to current or former officers, managers, consultants, directors and6020 employees, and their respective estates, spouses or former spouses to finance the purchase or6021 redemption of Capital Stock or other equity-based awards of the Borrower permitted by6022 Section 8.06;6023 (k) Indebtedness of Restricted Subsidiaries that are not Credit Parties in an6024 aggregate principal amount at any time outstanding not to exceed the greater of (i) $15,000,0006025 and (ii) 2.25% of Total Assets;6026 (l) Treasury Management Obligations and other Indebtedness in respect of6027 netting services, automatic clearinghouse arrangements, overdraft protections, employee credit6028 card programs and other cash management and similar arrangements in the ordinary course of6029 business and any Guaranties thereof;6030 (m) Indebtedness consisting of (i) the financing of insurance premiums or (ii)6031 take-or-pay obligations contained in supply arrangements, in each case, incurred in the ordinary6032 course of business;6033 (n) obligations in respect of performance, bid, appeal and surety bonds and6034 performance and completion guarantees and similar obligations provided by the Borrower or any6035 of its Restricted Subsidiaries or obligations in respect of letters of credit, bank guarantees or6036 similar instruments related thereto, in each case in the ordinary course of business or consistent6037 with past practice;6038 (o) (A) Indebtedness of the Borrower or any Restricted Subsidiary in an6039 aggregate principal amount not to exceed the amount of the net cash proceeds received by the6040 Borrower since the Closing Date from the issuance or sale of Capital Stock of the Borrower or6041

146 55802528_20 cash contributed to the capital of the Borrower (in each case, other than proceeds of Disqualified6042 Stock or sales of Capital Stock to the Borrower or any of its Subsidiaries) as determined in6043 accordance with clauses (a) and (b) of the definition of “Cumulative Equity Credit” to the extent6044 such net cash proceeds have not been applied pursuant to such clauses to make Investments6045 pursuant to Section 8.02, Restricted Payments pursuant to Section 8.06 or to prepay, redeem,6046 purchase, defease or satisfy Indebtedness pursuant to Section 8.12, so long as (i) such6047 Indebtedness is incurred within one year following the receipt by the Borrower of such net cash6048 proceeds, and (ii) such Indebtedness is designated as “Contribution Indebtedness” on the date6049 incurred and (B) any Permitted Refinancing thereof;6050 (p) Indebtedness pursuant to any Plan or owed to any Person providing health,6051 retirement, disability or other employee benefits;6052 (q) (A) Indebtedness in respect of one or more series of senior or subordinated6053 notes or loans (which may be unsecured or secured on a junior lien basis to the Obligations), and,6054 in the case of notes, issued in a public offering, Rule 144A or other private placement or bridge6055 in lieu of the foregoing, in each case, that are issued or made in lieu of Incremental Revolving6056 Commitments and/or Incremental Term Commitments (the “Incremental Equivalent Debt”);6057 provided that (i) the aggregate principal amount of such Incremental Equivalent Debt shall be6058 subject to the limitations set forth under Section 2.18(c)(ii) as if such Incremental Equivalent6059 Debt constituted Incremental Term Loans incurred in compliance therewith; (ii) such6060 Incremental Equivalent Debt shall not be subject to any Guaranty by any Person other than a6061 Credit Party, (iii) if such Incremental Equivalent Debt is secured, the obligations in respect6062 thereof shall not be secured by any Lien on any asset of the Borrower or any Restricted6063 Subsidiary other than any asset constituting Collateral, (iv) no Default or Event of Default shall6064 have occurred and be continuing or would exist immediately after giving effect to such6065 incurrence, (v) if such Incremental Equivalent Debt is secured, the security agreements and other6066 collateral documents relating to such Incremental Equivalent Debt shall be substantially similar6067 to the Collateral Documents (with such differences as are reasonably satisfactory to the6068 Administrative Agent), (vi) (a) if such Incremental Equivalent Debt is secured, then such6069 Incremental Equivalent Debt shall be subject to a lien subordination and intercreditor6070 arrangement satisfactory to the Borrower and the Administrative Agent or (b) if such6071 Incremental Equivalent Debt is unsecured and subordinated to the Obligations, then such6072 Incremental Equivalent Debt shall be subject to a subordination agreement satisfactory to the6073 Borrower and the Administrative Agent, (vii) such Incremental Equivalent Debt shall have a6074 final maturity date which is no earlier than 91 days after the Maturity Date of the Initial Term6075 Loans, (viii) such Incremental Equivalent Debt shall have no scheduled amortization prior to the6076 final scheduled maturity date of the Initial Term Loans, (ix) such Incremental Equivalent Debt6077 shall not be subject to any mandatory redemption or prepayment provisions or rights (except6078 offers to repurchase and prepayment events upon a change of control, asset sale or event of loss6079 and a customary acceleration right after an event of default), in each case prior to the Maturity6080 Date of the Initial Term Loans, (x) such Incremental Equivalent Debt shall (a) have financial6081 maintenance covenants that are not more restrictive than the Financial Covenants or (b) not have6082 any financial maintenance covenants, and (xi) except as otherwise set forth in this clause (g),6083 such Incremental Equivalent Debt shall have terms and conditions (other than with respect to6084 pricing, fees, rate floors and optional prepayment or redemption terms) substantially similar to,6085 or (taken as a whole) no more favorable (as reasonably determined by the Borrower in good6086

147 55802528_20 faith) to the lenders or holders providing such Incremental Equivalent Debt, than those6087 applicable to the Initial Term Loans (except for covenants or other provisions applicable only to6088 periods after the Latest Maturity Date at the time of the issuance or incurrence of such6089 Incremental Equivalent Debt) and (B) any Permitted Refinancing thereof;6090 (r) (x) Indebtedness of the Borrower in the form of or more series of senior or6091 subordinated notes of loans (which may be unsecured or secured on a junior lien basis to the6092 Obligations), and, in the case of notes, issued in a public offering, Rule 144A or other private6093 placement in lieu of the foregoing and, in each case, any Permitted Refinancing thereof (the6094 “Refinancing Equivalent Debt”), in each case, in exchange for, or to extend, renew, replace,6095 repurchase, retire or refinance, in whole or in part, any Refinanced Debt; provided that any6096 Refinancing Equivalent Debt: (A) (1) shall not have a Maturity Date prior to the 91 days after6097 the Maturity Date of the Initial Term Loans, (2) if in the form of term loans, shall not have a6098 Weighted Average Life to Maturity shorter than the remaining Weighted Average Life to6099 Maturity of the Refinanced Debt, (3) shall not have scheduled amortization prior to the Maturity6100 Date of the Initial Term Loans, (4) shall not be subject to mandatory redemption, repurchase,6101 prepayment or sinking fund obligations (except with respect to offers to repurchase and6102 prepayment events upon a change of control, asset sale or event of loss and a customary6103 acceleration right after an event of default), in each case prior to the Maturity Date of the Initial6104 Term Loans, (4) shall not be guaranteed by Persons other than Guarantors, (5) (A) if secured,6105 shall be subject to a lien subordination and intercreditor arrangement satisfactory to the Borrower6106 and the Administrative Agent or (B) if unsecured and subordinated to the Obligations, shall be6107 subject to a subordination agreement satisfactory to the Borrower and the Administrative Agent,6108 (6) if secured, shall be subject to security agreements relating to such Refinancing Equivalent6109 Debt that are substantially the same as or more favorable to the Credit Parties than the Collateral6110 Documents (with such differences as are reasonably satisfactory to the Administrative Agent),6111 (7) if secured shall be secured by the Collateral on a junior lien basis with the Obligations under6112 Term Loans and Revolving Credit Loans and shall not be secured by any property or assets of6113 the Borrower or any Restricted Subsidiary other than the Collateral, (8) shall not have a greater6114 principal amount than the principal amount of the Refinanced Debt plus accrued and unpaid6115 interest, fees, premiums (if any) and penalties thereon and reasonable fees, expenses, OID and6116 upfront fees associated with the refinancing, (9) (A) shall have financial maintenance covenants6117 that are not more restrictive than the Financial Covenants or (B) shall not have financial6118 maintenance covenants, and (10) except as otherwise set forth in this clause (f)(ii), shall have6119 terms and conditions (other than with respect to pricing, fees, rate floors and optional6120 prepayment or redemption terms) substantially similar to, or (taken as a whole) no more6121 favorable (as determined by the Borrower in good faith) to the lenders or holders providing such6122 Refinancing Equivalent Debt, than those applicable to the Initial Term Loans (except for6123 covenants or other provisions applicable only to periods after the Latest Maturity Date at the6124 time of the issuance or incurrence of such Refinancing Equivalent Debt) and (B) shall be6125 incurred solely to repay, repurchase, retire or refinance substantially concurrently the Refinanced6126 Debt and (y) any Permitted Refinancing thereof;6127 (s) other Indebtedness in an aggregate principal amount at any time6128 outstanding not to exceed the greater of (i) $22,500,000 and (ii) 3.50% of Total Assets; and6129

148 55802528_20 (t) all premiums (if any), interest (including post-petition interest), fees,6130 expenses, charges and additional or contingent interest on obligations described in clauses (a)6131 through (t) above.6132 For purposes of determining compliance with Section 8.03, in the event that an item of6133 Indebtedness (or any portion thereof) at any time, whether at the time of incurrence meets the6134 criteria of more than one of the categories of permitted Indebtedness described in Section 8.03(a)6135 through (t) above, the Borrower, in its sole discretion, will classify such item of indebtedness (or6136 any portion thereof) in any one or more of the types of Indebtedness described in Section 8.03(a)6137 through (t) and will only be required to include the amount and type of such Indebtedness in such6138 of the above clauses as determined by the Borrower at such time. The Borrower will be entitled6139 to divide and classify an item of Indebtedness in more than one of the types of Indebtedness6140 described in Section 8.03(a) through (t). Notwithstanding the foregoing, Indebtedness incurred6141 (a) under the Credit Documents, any Incremental Commitments, any Incremental Loans, any6142 Refinancing Commitments and any Refinancing Loans shall only be classified as incurred under6143 Section 8.03(a), (b) as Incremental Equivalent Debt shall only be classified as incurred under6144 Section 8.03(q), and (c) as Refinancing Equivalent Debt shall only be classified as incurred6145 under Section 8.03(r).6146 For purposes of determining compliance with any Dollar-denominated restriction on the6147 incurrence of Indebtedness, the Dollar-equivalent principal amount of Indebtedness denominated6148 in a foreign currency shall be calculated based on the relevant currency exchange rate in effect6149 on the date such Indebtedness was incurred, in the case of term debt, or first committed, in the6150 case of revolving credit debt; provided that if such Indebtedness is incurred to extend, replace,6151 refund, refinance, renew or defease other Indebtedness denominated in a foreign currency, and6152 such extension, replacement, refunding, refinancing, renewal or defeasance would cause the6153 applicable Dollar-denominated restriction to be exceeded if calculated at the relevant currency6154 exchange rate in effect on the date of such extension, replacement, refunding, refinancing,6155 renewal or defeasance, such Dollar-denominated restriction shall be deemed not to have been6156 exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the6157 principal amount of such Indebtedness being extended, replaced, refunded, refinanced, renewed6158 or defeased, plus the aggregate amount of fees, underwriting discounts, premiums (including6159 tender premiums) and other costs and expenses (including OID) incurred in connection with such6160 refinancing.6161 The accrual of interest or the accretion of accreted value shall not be deemed to be an6162 incurrence of Indebtedness for purposes of this Section 8.03.6163 Section 8.04. Mergers and Dissolutions. Enter into a transaction of merger or6164 consolidation; provided that:6165 (a) the Borrower and its Restricted Subsidiaries may merge or consolidate6166 with any Credit Party; provided that (i) if the Borrower is a party to the merger or consolidation,6167 it shall be the surviving entity and (ii) if the Borrower is not a party to the merger or6168 consolidation, then a Credit Party thereto shall be the surviving entity;6169

149 55802528_20 (b) a Restricted Subsidiary of the Borrower that is not a Credit Party may6170 merge or consolidate with any other Subsidiary that is not a Credit Party; or6171 (c) the Borrower and its Restricted Subsidiaries may merge or consolidate6172 with Persons that are not Credit Parties; provided that (i) if the Borrower is a party to the merger6173 or consolidation, it shall be the surviving entity and (ii) if a Restricted Subsidiary of the6174 Borrower that is a Credit Party is a party to the merger or consolidation, either (I) the Restricted6175 Subsidiary that is a Credit Party will be the surviving entity, or (II) such transaction shall be an6176 Investment permitted under Section 8.02;6177 (d) So long as no Default has occurred and is continuing or would result6178 therefrom, the Borrower may merge or consolidate with any other Person; provided that (i) the6179 Borrower shall be the continuing or surviving corporation or (ii) if the Person formed by or6180 surviving any such merger or consolidation is not the Borrower (any such Person, the6181 “Successor Company”), (A) the Successor Company shall be an entity organized or existing6182 under the Laws of the United States, any state thereof, the District of Columbia or any territory6183 thereof, (B) the Successor Company shall expressly assume all the obligations of the Borrower6184 under this Agreement and the other Credit Documents to which the Borrower is a party pursuant6185 to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent,6186 (C) each Guarantor, unless it is the other party to such merger or consolidation, shall have6187 confirmed that its Guaranty shall apply to the Successor Company’s obligations under the Credit6188 Documents, (D) each Guarantor, unless it is the other party to such merger or consolidation, shall6189 have by a supplement to the Security Agreement and other applicable Collateral Documents6190 confirmed that its obligations thereunder shall apply to the Successor Company’s obligations6191 under the Credit Documents, (E) if requested by the Administrative Agent, each mortgagor of a6192 Mortgaged Property, unless it is the other party to such merger or consolidation, shall have by an6193 amendment to or restatement of the applicable Mortgage (or other instrument reasonably6194 satisfactory to the Administrative Agent) confirmed that its obligations thereunder shall apply to6195 the Successor Company’s obligations under the Credit Documents, and (F) the Borrower shall6196 have delivered to the Administrative Agent an officer’s certificate and an opinion of counsel,6197 each stating that such merger or consolidation and such supplement to this Agreement or any6198 Collateral Document comply with this Agreement; provided, further, that if the foregoing are6199 satisfied, the Successor Company will succeed to, and be substituted for, the Borrower under this6200 Agreement;6201 (e) any Restricted Subsidiary may Dispose of all or substantially all of its6202 assets (upon voluntary liquidation or otherwise) to the Borrower or to another Restricted6203 Subsidiary; provided that if the transferor in such a transaction is a Credit Party, then (i) the6204 transferee must be a Credit Party or (ii) to the extent constituting an Investment, such Investment6205 must be an Investment permitted by Section 8.02;6206 (f) Credit Parties (other than the Borrower) may (i) be dissolved or liquidated6207 into another Credit Party or (ii) otherwise have their existence terminated to the extent that the6208 assets of such Credit Party are distributed, upon such termination, to one or more Credit Parties6209 or to a Restricted Subsidiary that is not a Credit Party so long as such transaction shall be an6210 Investment permitted under Section 8.02;6211

150 55802528_20 (g) Restricted Subsidiaries that are not Credit Parties may be dissolved,6212 liquidated or otherwise have their existence terminated; and6213 (h) so long as no Event of Default has occurred and is continuing or would6214 result therefrom, a merger, consolidation, amalgamation, dissolution, liquidation, consolidation6215 or Disposition, the purpose of which is to effect a Disposition permitted pursuant to Section 8.05.6216 Section 8.05. Dispositions. Make any Disposition, except:6217 (a) (i) Dispositions between and among Credit Parties, (ii) Dispositions6218 between and among Restricted Subsidiaries that are not Credit Parties and (iii) Dispositions6219 between Credit Parties, on the one hand, and Restricted Subsidiaries that are not Credit Parties,6220 on the other hand, provided that in the case of any disposition by a Credit Party to a Restricted6221 Subsidiary that is not a Credit Party, such Disposition shall be an Investment permitted by6222 Section 8.02;6223 (b) Dispositions by the Borrower or any Restricted Subsidiary; provided that6224 (i) at the time of such Disposition, no Event of Default shall exist or would result from such6225 Disposition, (ii) the aggregate book value of all property Disposed of in reliance on this clause6226 (b) in any fiscal year shall not exceed an amount equal to ten percent (10%) of Total Assets of6227 the Borrower and its Restricted Subsidiaries as of the last day of the immediately preceding6228 fiscal year, and (iii) with respect to any Disposition for a purchase price in excess of $5,000,000,6229 the consideration for any such Disposition shall be at least 75% cash or Cash Equivalents;6230 provided, however, that for the purposes of this clause (iii), the following shall be deemed to be6231 cash: (A) any liabilities (as shown on the Borrower’s most recent balance sheet provided6232 hereunder or in the footnotes thereto) of the Borrower or such Restricted Subsidiary, other than6233 liabilities that are by their terms subordinated to the payment in cash of the Obligations, that (i)6234 are assumed by the transferee with respect to the applicable Disposition or (ii) are otherwise6235 cancelled or terminated in connection with the transaction with such transferee (other than6236 intercompany debt owed to the Borrower or its Restricted Subsidiaries) and, in each case, for6237 which the Borrower and all of its Restricted Subsidiaries shall have been validly released by all6238 applicable creditors in writing, (B) any securities, notes or other obligations or assets received by6239 the Borrower or the applicable Restricted Subsidiary from such transferee that are converted by6240 the Borrower or such Restricted Subsidiary into cash or Cash Equivalents (to the extent of the6241 cash or Cash Equivalents received) within 180 days following the closing of the applicable6242 Disposition, and (C) aggregate non-cash consideration received by the Borrower or the6243 applicable Restricted Subsidiary having an aggregate fair market value (determined as of the6244 closing of the applicable Disposition for which such non-cash consideration is received) not to6245 exceed the greater of (x) $7,500,000 and (y) 1.25% of Total Assets (net of any non-cash6246 consideration converted into cash and Cash Equivalents) and (ii) such Disposition shall be for at6247 least the fair market value (as determined by the Borrower in good faith) of the assets or property6248 subject to such Disposition;6249 (c) Dispositions consisting of the licensing or sublicensing of intellectual6250 property and licenses, leases or subleases of other property, in each case in the ordinary course of6251 business or Dispositions of intellectual property, in the Borrower’s reasonable business6252

151 55802528_20 judgment, that are not material to the business of the Borrower and its Restricted Subsidiaries,6253 taken as a whole;6254 (d) Dispositions permitted by Section 8.04, that constitute a Lien permitted by6255 Section 8.01, that constitute an Investment permitted by Section 8.02 and that constitute a6256 Restricted Payment permitted by Section 8.06;6257 (e) to the extent allowable under Section 1031 of the Code (or comparable or6258 successor provision), any exchange of like property (excluding any boot thereon permitted by6259 such provision);6260 (f) any swap of assets in exchange for services or other assets in the ordinary6261 course of business of comparable or greater value or usefulness to the business of the Borrower6262 and its Subsidiaries as a whole, as determined in good faith by the management of the Borrower;6263 (g) any sale of Capital Stock in, or Indebtedness or other securities of, an6264 Unrestricted Subsidiary;6265 (h) Dispositions of Investments (including equity interests) in joint ventures to6266 the extent required by, or made pursuant to customary buy/sell arrangements between, the joint6267 venture parties set forth in joint venture arrangements and similar binding arrangements;6268 (i) the lapse or abandonment in the ordinary course of business of any6269 registrations or applications for registration of any immaterial IP Rights;6270 (j) Dispositions of non-core assets acquired in any Acquisition consummated6271 after the Closing Date; provided that the aggregate value of any property Disposed of after any6272 Acquisition shall not exceed 20% of the aggregate consideration for such Acquisition; and6273 (k) Dispositions by any Credit Party to any wholly-owned Restricted6274 Subsidiary of the type described in clauses (d), (h) and (i) of the definition of “Excluded6275 Subsidiary” to the extent consisting of contributions or other Dispositions of Capital Stock in6276 other Subsidiaries of the type described in clauses (d), (h) or (i) of the definition of “Excluded6277 Subsidiary” to such wholly-owned Restricted Subsidiary.6278 To the extent any Collateral is Disposed of as expressly permitted by this Section 8.05 to6279 any Person other than the Borrower or a Credit Party, such Collateral shall be sold free and clear6280 of the Liens created by the Credit Documents, and the Administrative Agent shall be authorized6281 to take any actions deemed appropriate in order to effect the foregoing.6282 Section 8.06. Restricted Payments. Declare or make, directly or indirectly, any6283 Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that:6284 (a) Restricted Subsidiaries of the Borrower may pay dividends and make6285 distributions in respect of their Capital Stock ratably to their equity holders;6286

152 55802528_20 (b) the Borrower may declare and make dividend payments or other6287 distributions payable solely in the common stock or other common equity interests of the6288 Borrower;6289 (c) repurchases of Capital Stock in the Borrower or any Restricted Subsidiary6290 of the Borrower deemed to occur upon exercise of stock options or warrants or the settlement or6291 vesting of other equity-based awards if such Capital Stock represents a portion of the exercise6292 price of, or tax withholdings with respect to, such options, warrants or other equity-based6293 awards;6294 (d) the Borrower may purchase, redeem or otherwise acquire shares of its6295 common stock or other common equity interests or warrants or options to acquire any such6296 shares with the proceeds received from the substantially concurrent issue of new shares of its6297 common stock or other common equity interests to the extent such proceeds have not been6298 applied as a utilization of the Cumulative Equity Credit;6299 (e) the Borrower and each Restricted Subsidiary may pay for the repurchase,6300 retirement or other acquisition or retirement for value of Capital Stock or settlement of equity-6301 based awards of such Restricted Subsidiary (or of the Borrower) held by any future, present or6302 former employee, officer, director, manager, consultant or independent contractor (or any6303 spouses, former spouses, successors, executors, administrators, heirs, legatees or distributes of6304 any of the foregoing) of such Restricted Subsidiary (or the Borrower) or any of its Subsidiaries,6305 in each case, upon the death, disability, retirement or termination of employment or services, as6306 applicable, of any such Person or pursuant to any equity plan, stock option plan or any other6307 benefit or incentive plan or any agreement (including any stock subscription agreement,6308 shareholder agreement or stockholders’ agreement) with any employee, director, officer,6309 manager, consultant or independent contractor of such Restricted Subsidiary (or the Borrower) or6310 any of its Restricted Subsidiaries; provided that the aggregate amount of Restricted Payments6311 made pursuant to this clause (e) shall not exceed the greater of (x) $5,000,000 and (y) 0.75% of6312 Total Assets determined as of the last day of the immediately preceding fiscal year in any6313 calendar year (with 100% of the unused amounts in any calendar year being carried over to the6314 next two succeeding calendar years); provided, further, that the foregoing amount shall be6315 increased by the Net Cash Proceeds of key man life insurance policies received by the Borrower6316 or its Restricted Subsidiaries less the amount of Restricted Payments previously made with the6317 cash proceeds of such key man life insurance policies;6318 (f) the Borrower or any of the Restricted Subsidiaries may pay cash in lieu of6319 fractional Capital Stock in connection with any dividend, split or combination thereof or any6320 Acquisition;6321 (g) so long as no Event of Default shall have occurred and be continuing at6322 the time, Restricted Payments in an aggregate amount per annum not to exceed an amount equal6323 to 6% of the net proceeds received by (or contributed to) the Borrower and its Restricted6324 Subsidiaries from all Equity Offerings after the Closing Date;6325 (h) so long as no Event of Default shall have occurred and be continuing at6326 the time, Restricted Payments in an aggregate amount not to exceed, together with the aggregate6327

153 55802528_20 amount of all prepayments of Junior Debt made pursuant to Section 8.12(a)(iii), at the time any6328 such Restricted Payment is made, the sum of (x) the greater of (i) $15,000,000 and (ii) 2.25% of6329 Total Assets and (y) the Cumulative Equity Credit;6330 (i) Restricted Payments may be made by the Borrower so long as, at the time6331 any such Restricted Payment is made, the Payment Conditions are satisfied; and6332 (j) to the extent constituting Restricted Payment, the Borrower or any of its6333 Restricted Subsidiaries may enter into and consummate transactions expressly permitted by any6334 provision of Section 8.04 and Section 8.09 (other than Section 8.09(d)).6335 Section 8.07. Change in Nature of Business. Engage in any material line of business6336 substantially different from those lines of business conducted by the Borrower and its Restricted6337 Subsidiaries on the Closing Date (or that would be conducted after giving effect to the6338 Transactions) or any business substantially related, complementary, synergistic, ancillary or6339 incidental thereto (including related, complementary, synergistic, ancillary or incidental6340 technologies) or reasonable extensions thereof.6341 Section 8.08. Change in Fiscal Year. Change its fiscal year (except, on one occasion, to6342 change its fiscal year to a fiscal year ending September 30 or December 31); provided, however,6343 that the Borrower may, upon written notice to the Administrative Agent, change its fiscal year to6344 any other fiscal year reasonably acceptable to the Administrative Agent, in which case, the6345 Borrower and the Administrative Agent will, and are hereby authorized by the Lenders to, make6346 any adjustments to this Agreement that are necessary to reflect such change in fiscal year.6347 Section 8.09. Transactions with Affiliates. Enter into any transaction of any kind with6348 any Affiliate of the Borrower involving aggregate payments or consideration in excess of6349 $1,000,000 for any individual transaction or series of related transactions, whether or not in the6350 ordinary course of business, other than (a) transactions on fair and reasonable terms substantially6351 as favorable to the Borrower or such Restricted Subsidiary as would be obtainable by the6352 Borrower or such Restricted Subsidiary at the time in a comparable arm’s length transaction with6353 a Person other than an Affiliate, (b) transactions amongst the Borrower and its Restricted6354 Subsidiaries or any entity that becomes a Restricted Subsidiary as a result of such transaction, (c)6355 payment of reasonable compensation (including reasonable salary, bonus and other reasonable6356 incentive arrangements) and stock option and other equity or incentive award plans and6357 employee benefit plans, practices and arrangements for directors, officers, employees, managers,6358 consultants and independent contractors, (d) directors’ fees and reasonable out of pocket costs to,6359 and indemnities provided on behalf of, directors, officers, employees, consultants and6360 independent contractors of the Borrower and its Restricted Subsidiaries, (e) Restricted Payments6361 permitted pursuant to Section 8.06, (f) Investments permitted by Section 8.02(b), Section 8.02(c),6362 Section 8.02(g), Section 8.02(o), (g) Dispositions permitted by Section 8.05(h), (h) transactions6363 pursuant to agreements, instruments or arrangements in existence on the Closing Date and set6364 forth in Schedule 8.09 or any amendment thereto to the extent such an amendment is not adverse6365 to the Lenders in any material respect, (i) transactions with customers, clients, joint venture6366 partners, suppliers or purchasers or sellers of goods or services, in each case in the ordinary6367 course of business and otherwise in compliance with the terms of this Agreement that are fair to6368 the Borrower and its Restricted Subsidiaries, in the reasonable determination of the Board of6369

154 55802528_20 Directors or the senior management of the Borrower, or are on terms at least as favorable as6370 might reasonably have been obtained at such time from a Person that is not an Affiliate, (j)6371 transactions in which the Borrower or any of the Restricted Subsidiaries, as the case may be,6372 deliver to the Administrative Agent a letter from an independent financial advisor stating that6373 such transaction is fair to the Borrower or such Restricted Subsidiary from a financial point of6374 view or meets the requirements of clause (a) of this Section 8.08, (k) payments to or from, and6375 transactions with, joint ventures (to the extent any such joint venture is only an Affiliate as a6376 result of Investments by the Borrower and its Restricted Subsidiaries in such joint venture) to the6377 extent otherwise constituting an Investment or Restricted Payment permitted under this6378 Agreement, (l) Indebtedness permitted by Section 8.03(j), and (m) transactions with an Escrow6379 Borrower, including any Escrow Funding Assignment, any Escrow Assumption and the entrance6380 into any agreements related thereto so long as the proceeds of any related Indebtedness of the6381 assets or Capital Stock acquired therewith are promptly contributed or otherwise transferred to6382 the Borrower or a Subsidiary promptly upon the use of such proceeds.6383 Section 8.10. [Reserved].6384 Section 8.11. Financial Covenants.6385 (a) Consolidated Cash Interest Coverage Ratio. Permit the Consolidated6386 Cash Interest Coverage Ratio as of the last day of any Test Period (commencing with the Test6387 Period ending September 30, 2016) to be less than 3.00:1.00.6388 (b) Consolidated Total Net Leverage Ratio. Permit the Consolidated Total6389 Net Leverage Ratio as of the last day of any Test Period (commencing with the Test Period6390 ending September 30, 2016) to be greater than (x) 3.75:1.00 or (y) for any Test Period ending6391 after June 30, 2017, 3.25:1.006392 Section 8.12. Prepayments etc. of Indebtedness.6393 (a) Prepay, redeem, purchase, defease or otherwise satisfy prior to the6394 scheduled maturity thereof in any manner (it being understood that payments of regularly6395 scheduled principal, interest and mandatory prepayments shall be permitted) any Incremental6396 Equivalent Debt, any Refinancing Equivalent Debt, any Ratio Debt or any other Indebtedness for6397 borrowed money of a Credit Party, in each case, that is (x) unsecured or (y) subordinated in right6398 of payment to the Loan Obligations expressly by its terms or to the Lien securing the Collateral6399 expressly by its terms (other than Indebtedness among the Borrower and its Restricted6400 Subsidiaries) to the extent permitted by any applicable subordination provisions (collectively,6401 “Junior Debt”), except (i) any Permitted Refinancing thereof, (ii) the conversion of any such6402 Junior Debt to Capital Stock (other than Disqualified Stock) of the Borrower from the6403 substantially concurrent issuance of new shares of its common stock or other common equity6404 interests, (iii) prepayments, redemptions, purchases, defeasances and other repayments in respect6405 to Junior Debt in an aggregate amount not to exceed, together with the aggregate amount of all6406 Restricted Payments made pursuant to Section 8.06(h), at the time any such prepayment,6407 redemption, purchase, defeasance or other repayment is made, the sum of (x) the greater of (a)6408 $15,000,000 and (b) 2.25% of Total Assets and (y) the Cumulative Equity Credit, and (iv)6409 prepayments, redemptions, purchases, defeasances and other repayments in respect of Junior6410

155 55802528_20 Debt so long as, after giving effect to such prepayments, redemptions, purchases, defeasances6411 and other repayments, the Payment Conditions are satisfied.6412 (b) Amend, modify or change in any manner materially adverse to the6413 interests of the Lenders, as determined in good faith by the Borrower, any term or condition of6414 any Junior Debt having an aggregate outstanding principal amount in excess of $15,000,0006415 (other than as a result of any Permitted Refinancing in respect thereof) without the consent of the6416 Administrative Agent (which consent shall not be unreasonably withheld, conditioned or6417 delayed).6418 Section 8.13. Burdensome Agreements. Enter into, incur or permit to exist any6419 agreement or other arrangement that prohibits, restricts or imposes any condition upon (i) the6420 ability of the Borrower or any Credit Party to create, incur or permit to exist any Lien upon any6421 of its property or assets to secure the Obligations or (ii) the ability of any Restricted Subsidiary6422 that is not a Credit Party to pay dividends or other distributions with respect to any of its Capital6423 Stock; provided that (A) the foregoing shall not apply to restrictions and conditions imposed by6424 Law, or by any Credit Document, or with respect to clause (ii) above any document evidencing6425 any Ratio Debt, Incremental Equivalent Debt or Refinancing Equivalent Debt (or any Permitted6426 Refinancing thereof), (B) the foregoing shall not apply to customary provisions in joint venture6427 agreements and other similar agreements applicable to joint ventures constituting Investments6428 permitted hereunder and applicable solely to such joint venture, (C) the foregoing shall not apply6429 to restrictions and conditions imposed on any Restricted Subsidiary that is not a Credit Party by6430 the terms of any Indebtedness of such Restricted Subsidiary that is not a Credit Party permitted6431 to exist or be incurred hereunder, (D) clause (i) of the foregoing shall not apply to restrictions or6432 conditions imposed by any agreement relating to secured Indebtedness permitted hereunder if6433 such restrictions or conditions apply only to the property or assets financed by such6434 Indebtedness, (E) clause (i) of the foregoing shall not apply to customary provisions in leases,6435 licenses, purchase money contracts and other contracts (including joint venture agreements)6436 restricting the assignment, sublease or sublicense thereof, (F) the foregoing shall not apply to6437 restrictions that arise in connection with cash or other deposits imposed by customers under6438 contracts entered into in the ordinary course of business and not prohibited hereunder, (G) the6439 foregoing shall not apply to Contractual Obligations which (x) exist on the Closing Date and (to6440 the extent not otherwise permitted by this Section 8.13) are listed in Schedule 8.13 and (y) to the6441 extent Contractual Obligations permitted by clause (x) are set forth in an agreement evidencing6442 Indebtedness, are set forth in any agreement evidencing any permitted modification,6443 replacement, renewal, extension or refinancing of such Indebtedness so long as such6444 modification, replacement, renewal, extension or refinancing does not expand the scope of such6445 Contractual Obligation, (H) the foregoing shall not apply to Contractual Obligations which are6446 binding on a Restricted Subsidiary at the time such Restricted Subsidiary first becomes a6447 Restricted Subsidiary of the Borrower, so long as such Contractual Obligations were not entered6448 into solely in contemplation of such Person becoming a Restricted Subsidiary of the Borrower or6449 entered into for the purpose of creating such prohibition or restrictions, (I) the foregoing shall not6450 apply to Contractual Obligations which arise in connection with cash or other deposits permitted6451 under Sections 8.01, and limited to such cash or deposits, (J) the foregoing shall not apply to6452 Contractual Obligations which comprise restrictions imposed by any agreement relating to6453 secured Indebtedness permitted pursuant to Section 8.03(f), (k) (with respect to clause (i)), (h)6454 and (m)(i) to the extent that such restrictions apply only to the property or assets subject to such6455

156 55802528_20 Indebtedness or, in the case of Section 8.03(h), to the Restricted Subsidiaries incurring or6456 guaranteeing such Indebtedness, (K) the foregoing shall not apply to Contractual Obligations6457 which are customary restrictions that arise in connection with (x) any Lien permitted by Sections6458 8.01(g), (h), (p), (r), (x)(i), (x)(ii), (y) and (z) and relate to the property subject to such Lien or6459 (y) arise in connection with any Disposition permitted by Section 8.04 or 8.05 and relate solely6460 to the assets or Person subject to such Disposition, (L) the foregoing shall not apply to6461 Contractual Obligations which comprise restrictions imposed by any agreement governing6462 Indebtedness entered into on or after the Closing Date and permitted under Section 8.03 that are,6463 taken as a whole, in the good faith judgment of the Borrower, no more restrictive in any material6464 respect with respect to the Borrower or any Restricted Subsidiary than those encumbrances and6465 other restrictions that are in effect on the Closing Date pursuant to agreements and instruments in6466 effect on the Closing Date or, if applicable, on the date on which such Restricted Subsidiary6467 became a Restricted Subsidiary pursuant to agreements and instruments in effect on such date.6468 ARTICLE 96469 EVENTS OF DEFAULT AND REMEDIES6470 Section 9.01. Events of Default. Any of the following shall constitute an Event of6471 Default:6472 (a) Non-Payment. The Borrower or any other Credit Party fails to pay (i)6473 when and as required to be paid herein and in the currency required hereunder, any amount of6474 principal of any Loan or any L/C Obligation, or (ii) within five (5) Business Days after the same6475 becomes due, any interest on any Loan or on any L/C Obligation, any fee due hereunder or any6476 other amount payable hereunder or under any other Credit Document; or6477 (b) Specific Covenants. The Borrower or any other Credit Party fails to6478 perform or observe any term, covenant or agreement contained in any of Sections 7.03(a),6479 7.05(a) (solely with respect to the Borrower), 7.11, 7.15 or Article 8; or6480 (c) Other Defaults. The Borrower or any other Credit Party fails to perform6481 or observe any other covenant or agreement (not specified in subsection (a) or (b) above)6482 contained in any Credit Document on its part to be performed or observed and such failure6483 continues for 30 days after the date upon which written notice thereof is given by the6484 Administrative Agent; or6485 (d) Representations and Warranties. Any representation, warranty,6486 certification or statement of fact made or deemed made by or on behalf of the Borrower or any6487 other Credit Party herein, in any other Credit Document, or in any document delivered in6488 connection herewith or therewith shall be false or misleading in any material respect when made6489 or deemed made; or6490 (e) Cross-Default. The Borrower or any Restricted Subsidiary (A) fails to6491 make any payment when due (whether by scheduled maturity, required prepayment, acceleration,6492 demand, or otherwise, but after giving effect to any applicable grace period) in respect of any6493 Indebtedness (other than Indebtedness hereunder) having an aggregate outstanding principal6494 amount (including amounts owing to all creditors under any combined or syndicated credit6495

157 55802528_20 arrangement) of more than $15,000,000, or (B) fails to observe or perform any other agreement6496 or condition relating to any such Indebtedness or contained in any instrument or agreement6497 evidencing, securing or relating thereto (in each case, after giving effect to any applicable grace6498 period), or any other event occurs (other than, in any case pursuant to this clause (B) with respect6499 to Indebtedness consisting of Swap Contracts, termination events or equivalent events pursuant6500 to the terms of such Swap Contracts and not as a result of any other default thereunder by any6501 Credit Party), the effect of which default or other event is to cause, or to permit the holder or6502 holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause,6503 with the giving of notice if required, such Indebtedness to be demanded or to become due or to6504 be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to6505 repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity6506 but only to the extent that such failure is unremedied and is not waived by the holders of such6507 Indebtedness prior to any termination of the Revolving Credit Commitments or acceleration of6508 the Loans pursuant to Section 9.02; or6509 (f) Insolvency Proceedings, Etc. The Borrower or any Restricted Subsidiary6510 that is a Material Subsidiary institutes or consents to the institution of any proceeding under any6511 Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents6512 to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or6513 similar officer for it or for all or any material part of its property; or any receiver, trustee,6514 custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the6515 application or consent of such Person and the appointment continues undischarged or unstayed6516 for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person6517 or to all or any material part of its property is instituted without the consent of such Person and6518 continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any6519 such proceeding; or6520 (g) Inability to Pay Debts; Attachment. (i) The Borrower or any Restricted6521 Subsidiary that is a Material Subsidiary becomes unable or admits in writing its inability or fails6522 generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or6523 execution or similar process is issued or levied against all or any material part of the property of6524 any such Person and is not released, vacated or fully bonded within 60 days after its issue or6525 levy; or6526 (h) Judgments. There is entered against the Borrower or any Restricted6527 Subsidiary a final judgment or order for the payment of money in an aggregate amount6528 exceeding $15,000,000 (to the extent not covered by independent third-party insurance as to6529 which the insurer does not dispute coverage), and (i) enforcement proceedings are commenced6530 by any creditor upon such judgment or order, or (ii) there is a period of 60 consecutive days6531 during which (1) a stay of enforcement of such judgment, by reason of a pending appeal or6532 otherwise, is not in effect or (2) the same is not discharged, satisfied or vacated; or6533 (i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or6534 Multiemployer Plan that has resulted or would reasonably be expected to result in liability of a6535 Credit Party under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in6536 an aggregate amount which could reasonably be expected to result in a Material Adverse Effect,6537 or (ii) a Credit Party or any ERISA Affiliate fails to pay when due, after the expiration of any6538

158 55802528_20 applicable grace period, any installment payment with respect to its withdrawal liability under6539 Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount which could6540 reasonably be expected to result in a Material Adverse Effect; or6541 (j) Invalidity of Credit Documents. Any material provision of any Credit6542 Document, at any time after its execution and delivery and for any reason other than as expressly6543 permitted hereunder or satisfaction in full of all the Obligations, ceases to be in full force and6544 effect; or any Credit Party contests in any manner the validity or enforceability of any Credit6545 Document; or any Credit Party denies that it has any or further liability or obligation under any6546 Credit Document, or purports to revoke, terminate or rescind any Credit Document; or6547 (k) Collateral Documents. (i) Any Collateral Document after delivery thereof6548 pursuant to Section 5.01, 7.11, 7.13 or 7.15 shall for any reason (other than pursuant to the terms6549 hereof or thereof including as a result of a transaction not prohibited under this Agreement) cease6550 to create a valid and perfected Lien, with the priority required by the Collateral Documents on6551 and security interest in any material portion of the Collateral purported to be covered thereby,6552 subject to Liens permitted under Section 8.01, (x) except to the extent that any such perfection or6553 priority is not required pursuant to the Collateral and Guarantee Requirement or results from the6554 failure of the Administrative Agent to maintain possession of certificates actually delivered to it6555 representing securities pledged under the Collateral Documents or to file the original Uniform6556 Commercial Code financing statements provided to it on the Closing Date or to file Uniform6557 Commercial Code continuation statements and (y) except as to Collateral consisting of real6558 property to the extent that such losses are covered by a lender’s title insurance policy and such6559 insurer has not denied coverage or (ii) any Lien created or purported to be created by the6560 Collateral Documents shall cease to have the lien priority established or purported to be6561 established by the applicable intercreditor agreement; or6562 (l) Change of Control. There occurs any Change of Control.6563 Section 9.02. Remedies Upon Event of Default. If any Event of Default occurs and is6564 continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the6565 Required Lenders, take any or all of the following actions:6566 (a) declare the Commitments of the Lenders to make Loans and the obligation6567 of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such6568 Commitments and obligation shall be terminated;6569 (b) declare the unpaid principal amount of all outstanding Loans, all interest6570 accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any6571 other Credit Document to be immediately due and payable, without presentment, demand,6572 protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;6573 (c) require that the Borrower Cash Collateralize the L/C Obligations (in an6574 amount equal to 103% of the then Outstanding Amount thereof); and6575 (d) exercise on behalf of itself and the Lenders all rights and remedies6576 available to it or to the Lenders under the Credit Documents or applicable Law; provided that6577 upon the occurrence of an Event of Default under Section 9.01(f), the obligation of each Lender6578

159 55802528_20 to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall6579 automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and6580 other amounts as aforesaid shall automatically become due and payable, and the obligation of the6581 Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become6582 effective, in each case without further act of the Administrative Agent or any Lender.6583 Section 9.03. Application of Funds. After the exercise of remedies provided for in6584 Section 9.02 (or after the Loans have automatically become immediately due and payable and6585 the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the6586 proviso to Section 9.02(d)), any amounts received on account of the Obligations shall be applied6587 by the Administrative Agent in the following order:6588 First, to payment of that portion of the Obligations constituting fees, indemnities,6589 expenses and other amounts (including reasonable attorneys’ fees and disbursements and6590 amounts payable under Article 3) payable to the Administrative Agent in its capacity as such;6591 Second, to payment of that portion of the Obligations constituting fees, indemnities and6592 other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders6593 (including reasonable attorneys’ fees and disbursements and amounts payable under Article 3),6594 ratably among the Lenders in proportion to the amounts described in this clause Second payable6595 to them;6596 Third, to payment of that portion of the Obligations constituting accrued and unpaid6597 Letter of Credit Fees, interest on the Loans and L/C Borrowings, ratably among the Lenders and6598 the L/C Issuer in proportion to the respective amounts described in this clause Third payable to6599 them;6600 Fourth, to (i) payment of that portion of the Obligations constituting unpaid principal of6601 the Loans, L/C Borrowings and other Obligations, (ii) payment of fees, premiums, scheduled6602 periodic payments, breakage, termination and any interest accrued thereon or other amounts6603 owing in respect of any Swap Contract between the Borrower and any of its Restricted6604 Subsidiaries and any Lender, or any Affiliate of a Lender, to the extent that such Swap Contract6605 is permitted hereunder, (iii) payments of amounts due under any Treasury Management6606 Agreement between the Borrower or any of its Restricted Subsidiaries and any Lender, or any6607 Affiliate of a Lender and (iv) the Administrative Agent for the account of the L/C Issuer, to Cash6608 Collateralize that portion of the L/C Obligations comprised of the aggregate undrawn amount of6609 Letters of Credit, ratably among such parties in proportion to the respective amounts described in6610 this clause Fourth payable to them;6611 Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to6612 the Borrower or as otherwise required by Law; provided that, subject to Section 2.03, amounts6613 used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause6614 Fourth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If6615 any amount remains on deposit as Cash Collateral after all Letters of Credit have either been6616 fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any,6617 in the order set forth above, and if not so applied shall be returned to the Borrower.6618

160 55802528_20 ARTICLE 106619 ADMINISTRATIVE AGENT6620 Section 10.01. Appointment and Authorization of Administrative Agent.6621 (a) Each of the Lenders and the L/C Issuer hereby irrevocably appoints (i)6622 Bank of America to act on its behalf as the Administrative Agent and Collateral Agent hereunder6623 and under the other Credit Documents and (ii) authorizes the Administrative Agent to take such6624 actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by6625 the terms hereof or thereof, together with such actions and powers as are reasonably incidental6626 thereto. The provisions of this Article 10 (other than Section 10.06 (solely with respect to the6627 removal and consent/consultation rights set forth therein) and Section 10.10) are solely for the6628 benefit of the Administrative Agent, the Lenders and the L/C Issuer, and the Credit Parties shall6629 not have rights as a third party beneficiary of any of such provisions.6630 (b) Each Lender hereby irrevocably appoints, designates and authorizes the6631 Collateral Agent to take such action on its behalf under the provisions of this Credit Agreement6632 and each other Credit Document and to exercise such powers and perform such duties as are6633 expressly delegated to it by the terms of this Credit Agreement or any other Credit Document,6634 together with such powers as are reasonably incidental thereto. In connection herewith, the6635 Administrative Agent, as Collateral Agent, and any co-agents, sub-agents and attorneys-in-fact6636 appointed by the Administrative Agent pursuant to Section 10.05 for purposes of holding or6637 enforcing any Lien on the Collateral (or any portion thereof) granted under the Credit6638 Documents, or for exercising any rights and remedies thereunder at the direction of the6639 Administrative Agent, shall be entitled to the benefits of all provisions of this Article 10 and6640 Article 11 (including Section 11.04, as though such co-agents, sub-agents and attorneys-in-fact6641 were the Collateral Agent under the Credit Documents) as if set forth in full herein with respect6642 thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any6643 other Credit Document, the Collateral Agent shall not have any duties or responsibilities, except6644 those expressly set forth herein or therein, nor shall the Collateral Agent have or be deemed to6645 have any fiduciary relationship with any Lender or participant, and no implied covenants,6646 functions, responsibilities, duties, obligations or liabilities shall be read into this Credit6647 Agreement or any other Credit Document or otherwise exist against the Collateral Agent.6648 Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and6649 in the other Credit Documents with reference to the Collateral Agent is not intended to connote6650 any fiduciary or other implied (or express) obligations arising under agency doctrine of any6651 applicable Law. Instead, such term is used merely as a matter of market custom, and is intended6652 to create or reflect only an administrative relationship between independent contracting parties.6653 The Collateral Agent shall act on behalf of the Lenders with respect to the Collateral and the6654 Credit Documents, and the Collateral Agent shall have all of the benefits and immunities (i)6655 provided to the Administrative Agent under the Credit Documents with respect to any acts taken6656 or omissions suffered by the Collateral Agent in connection with any Collateral or the Collateral6657 Documents as fully as if the term “Administrative Agent” as used in such Credit Documents6658 included the Collateral Agent with respect to such acts or omissions, and (ii) as additionally6659 provided herein or in the other Credit Documents with respect to the Collateral Agent.6660

161 55802528_20 Section 10.02. Rights as a Lender. The Person serving as the Administrative Agent6661 hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender6662 and may exercise the same as though it were not the Administrative Agent and the term “Lender”6663 or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires,6664 include the Person serving as the Administrative Agent hereunder in its individual capacity.6665 Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as6666 the financial advisor or in any other advisory capacity for and generally engage in any kind of6667 business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were6668 not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.6669 Section 10.03. Exculpatory Provisions. The Administrative Agent shall not have any6670 duties or obligations except those expressly set forth herein and in the other Credit Documents,6671 and its duties hereunder shall be administrative in nature. Without limiting the generality of the6672 foregoing, the Administrative Agent:6673 (a) shall not be subject to any fiduciary or other implied duties, regardless of6674 whether a Default or Event of Default has occurred and is continuing;6675 (b) shall not have any duty to take any discretionary action or exercise any6676 discretionary powers, except discretionary rights and powers expressly contemplated hereby or6677 by the other Credit Documents that the Administrative Agent is required to exercise as directed6678 in writing by the Required Lenders (or such other number or percentage of the Lenders as shall6679 be expressly provided for herein or in the other Credit Documents); provided that the6680 Administrative Agent shall not be required to take any action that, in its opinion or the opinion of6681 its counsel, may expose the Administrative Agent to liability or that is contrary to any Credit6682 Document or applicable Law, including for the avoidance of doubt any action that may be in6683 violation of the automatic stay under any Debtor Relief Law or that may affect a forfeiture,6684 modification or termination of property of a Defaulting Lender in violation of any Debtor Relief6685 Law;6686 (c) shall not, except as expressly set forth herein and in the other Credit6687 Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any6688 information relating to the Borrower or any of its Affiliates that is communicated to or obtained6689 by the Person serving as the Administrative Agent or any of its Affiliates in any capacity; and6690 (d) shall not be responsible or have any liability for, or have any duty to6691 ascertain, inquire into, monitor the list or identities of, or enforce, compliance with the provisions6692 hereof relating to Disqualified Institutions.6693 Without limiting the generality of the foregoing, the Administrative Agent shall not (x)6694 be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or6695 prospective Lender or Participant is a Disqualified Institution or (y) have any liability with6696 respect to or arising out of any assignment or participation of Loans, or disclosure of confidential6697 information, to any Disqualified Institution.6698 The Administrative Agent shall not be liable for any action taken or not taken by it (i)6699 with the consent or at the request of the Required Lenders (or such other number or percentage6700

162 55802528_20 of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith6701 shall be necessary, under the circumstances as provided in Sections 11.01 and 9.02) or (ii) in the6702 absence of its own gross negligence, bad faith or willful misconduct as determined by a court of6703 competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be6704 deemed not to have knowledge of any Default or Event of Default unless and until notice6705 describing such Default is given to the Administrative Agent in writing by the Borrower, a6706 Lender or the L/C Issuer.6707 The Administrative Agent shall not be responsible for or have any duty to ascertain or6708 inquire into (1) any statement, warranty or representation made in or in connection with this6709 Credit Agreement or any other Credit Document, (2) the contents of any certificate, report or6710 other document delivered hereunder or thereunder or in connection herewith or therewith, (3) the6711 performance or observance of any of the covenants, agreements or other terms or conditions set6712 forth herein or therein or the occurrence of any Default or Event of Default, (4) the validity,6713 enforceability, effectiveness or genuineness of this Credit Agreement, any other Credit6714 Document or any other agreement, instrument or document, or the creation, perfection or priority6715 of any Lien purported to be created by the Collateral Documents, (5) the value or sufficiency of6716 any Collateral, or (6) the satisfaction of any condition set forth in Article 5 or elsewhere herein,6717 other than to confirm receipt of items expressly required to be delivered to the Administrative6718 Agent.6719 Section 10.04. Reliance by Administrative Agent. The Administrative Agent shall be6720 entitled to rely upon, and shall not incur any liability for relying upon, any notice, request,6721 certificate, consent, statement, instrument, document or other writing (including any electronic6722 message, Internet or intranet website posting or other distribution) believed by it to be genuine6723 and to have been signed, sent or otherwise authenticated by the proper Person. The6724 Administrative Agent also may rely upon any statement made to it orally or by telephone and6725 believed by it to have been made by the proper Person, and shall not incur any liability for6726 relying thereon. In determining compliance with any condition hereunder to the making of a6727 Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must6728 be fulfilled to the satisfaction of a Lender or the L/C Issuer, the Administrative Agent may6729 presume that such condition is reasonable satisfactory to such Lender or the L/C Issuer unless the6730 Administrative Agent shall have received notice to the contrary from such Lender or the L/C6731 Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The6732 Administrative Agent may consult with legal counsel (who may be counsel for the Borrower),6733 independent accountants and other experts selected by it, and shall not be liable for any action6734 taken or not taken by it in accordance with the advice of any such counsel, accountants or6735 experts.6736 Section 10.05. Delegation of Duties. The Administrative Agent may perform any and all6737 of its duties and exercise its rights and powers hereunder or under any other Credit Document by6738 or through any one or more sub-agents appointed by the Administrative Agent; provided,6739 however, that any such sub-agent receiving payments from the Credit Parties shall be a “U.S.6740 person” and a “financial institution” within the meaning of Treasury Regulations 1.1441-1. The6741 Administrative Agent and any such sub-agent may perform any and all of its duties and exercise6742 its rights and powers by or through their respective Related Parties. The exculpatory provisions6743 of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative6744

163 55802528_20 Agent and any such sub-agent, and shall apply to their respective activities in connection with6745 the syndication of the credit facilities provided for herein as well as activities as Administrative6746 Agent.6747 Section 10.06. Resignation of the Administrative Agent. The Administrative Agent may6748 at any time give notice of its resignation to the Lenders, the L/C Issuer and the Borrower. If the6749 Administrative Agent is subject to an Agent-Related Distress Event, the Required Lenders may6750 remove the Administrative Agent upon ten (10) days’ notice. Upon receipt of any such notice of6751 resignation or upon such removal of the Administrative Agent, the Required Lenders shall have6752 the right, in consultation with the Borrower, to appoint a successor, which shall be a bank with6753 an office in the United States, or an Affiliate of any such bank with an office in the United6754 States; provided that such successor shall be a “U.S. person” and a “financial institution” within6755 the meaning of Treasury Regulations Section 1.1441-1. If no such successor shall have been so6756 appointed by the Required Lenders and shall have accepted such appointment within 30 days6757 after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall6758 be agreed to by the Required Lenders) (the “Resignation Effective Date”)), then the retiring6759 Administrative Agent may (but shall not be obligated to) on behalf of the Lenders and the L/C6760 Issuer, appoint a successor Administrative Agent meeting the qualifications set forth above6761 subject to the consultation rights of the Borrower in connection with such appointment. Whether6762 or not a successor has been appointed, such resignation shall become effective in accordance6763 with such notice on the Resignation Effective Date.6764 Commencing on the Resignation Effective Date (1) the retiring Administrative Agent6765 shall be discharged from its duties and obligations hereunder and under the other Credit6766 Documents (except that in the case of any collateral security held by the Administrative Agent6767 on behalf of the Lenders or the L/C Issuer under any of the Credit Documents, the retiring or6768 removed Administrative Agent shall continue to hold such collateral security until such time as a6769 successor Administrative Agent is appointed) and (2) all payments, communications and6770 determinations provided to be made by, to or through the Administrative Agent shall instead be6771 made by or to each Lender and the L/C Issuer directly, until such time, if any, as the Required6772 Lenders appoint a successor Administrative Agent as provided for above in this Section. Upon6773 the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor6774 shall succeed to and become vested with all of the rights, powers, privileges and duties of the6775 retiring or removed Administrative Agent, and the retiring or removed Administrative Agent6776 shall be discharged from all of its duties and obligations hereunder or under the other Credit6777 Documents (if not already discharged therefrom as provided above in this Section). The fees6778 payable by the Borrower to a successor Administrative Agent shall be the same as those payable6779 to its predecessor unless otherwise agreed to between the Borrower and such successor. After6780 the retiring Administrative Agent’s resignation or the removed Administrative Agent’s removal6781 hereunder and under the other Credit Documents, the provisions of this Article and Section 11.046782 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-6783 agents and their respective Related Parties in respect of any actions taken or omitted to be taken6784 by any of them while the retiring or removed Administrative Agent was acting as Administrative6785 Agent.6786 Any resignation by or removal of Bank of America as Administrative Agent pursuant to6787 this Section shall also constitute its resignation or removal as the Collateral Agent, the L/C Issuer6788

164 55802528_20 and the Swingline Lender. Upon the acceptance of a successor’s appointment as Administrative6789 Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights,6790 powers, privileges and duties of the retiring Collateral Agent, L/C Issuer and Swingline Lender,6791 (ii) the retiring Collateral Agent, L/C Issuer and Swingline Lender shall be discharged from all of6792 their respective duties and obligations hereunder or under the other Credit Documents, and (iii)6793 the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any,6794 outstanding at the time of such succession or make other arrangements reasonable satisfactory to6795 the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with6796 respect to such Letters of Credit.6797 Section 10.07. Non-Reliance on Administrative Agent and Other Lenders. Each Lender6798 and the L/C Issuer acknowledges that it has, independently and without reliance upon the6799 Administrative Agent or any other Lender or any of their Related Parties and based on such6800 documents and information as it has deemed appropriate, made its own credit analysis and6801 decision to enter into this Credit Agreement. Each Lender and the L/C Issuer also acknowledges6802 that it will, independently and without reliance upon the Administrative Agent or any other6803 Lender or any of their Related Parties and based on such documents and information as it shall6804 from time to time deem appropriate, continue to make its own decisions in taking or not taking6805 action under or based upon this Credit Agreement, any other Credit Document or any related6806 agreement or any document furnished hereunder or thereunder.6807 Section 10.08. No Other Duties. Anything herein to the contrary notwithstanding, none6808 of the Arrangers, book managers or syndication or documentation agents listed on the cover page6809 hereof shall have any powers, duties or responsibilities under this Credit Agreement or any of the6810 other Credit Documents, except in its capacity, as applicable, as the Administrative Agent, a6811 Lender or the L/C Issuer hereunder.6812 Section 10.09. Administrative Agent May File Proofs of Claim; Credit Bidding. In case6813 of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding6814 relative to any Credit Party, the Administrative Agent (irrespective of whether the principal of6815 any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration6816 or otherwise and irrespective of whether the Administrative Agent shall have made any demand6817 on the Borrower) shall be entitled and empowered (but not obligated), by intervention in such6818 proceeding or otherwise:6819 (a) to file and prove a claim for the whole amount of the principal and interest6820 owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations (other than6821 obligations under Swap Contracts or Treasury Management Agreements to which the6822 Administrative Agent is not a party) that are owing and unpaid and to file such other documents6823 as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuer and6824 the Administrative Agent (including any claim for the reasonable compensation, expenses,6825 disbursements and advances of the Lenders, the L/C Issuer and the Administrative Agent and6826 their respective agents and counsel and all other amounts due the Lenders, the L/C Issuer and the6827 Administrative Agent under Sections 2.09 and 11.04) allowed in such judicial proceeding; and6828 (b) to collect and receive any monies or other property payable or deliverable6829 on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee,6830

165 55802528_20 liquidator, sequestrator or other similar official in any such judicial proceeding is hereby6831 authorized by each Lender and the L/C Issuer to make such payments to the Administrative6832 Agent and, in the event that the Administrative Agent shall consent to the making of such6833 payments directly to the Lenders and the L/C Issuer, to pay to the Administrative Agent any6834 amount due for the reasonable compensation, expenses, disbursements and advances of the6835 Administrative Agent and its agents and counsel, and any other amounts due to the6836 Administrative Agent under Sections 2.09 and 11.04.6837 Nothing contained herein shall be deemed to authorize the Administrative Agent to6838 authorize or consent to or accept or adopt on behalf of any Lender or the L/C Issuer any plan of6839 reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of6840 any Lender or the L/C Issuer to authorize the Administrative Agent to vote in respect of the6841 claim of any Lender in any such proceeding.6842 The Secured Parties hereby irrevocably authorize the Administrative Agent, at the6843 direction of the Required Lenders, to credit bid all or any portion of the Secured Obligations6844 (including accepting some or all of the Collateral in satisfaction of some or all of the Secured6845 Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase6846 (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a)6847 at any sale thereof conducted under the provisions of the Bankruptcy Code of the United States,6848 including under Sections 363, 1123 or 1129 of the Bankruptcy Code of the United States, or any6849 similar Laws in any other jurisdictions to which a Credit Party is subject, (b) at any other sale or6850 foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the6851 direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance6852 with any applicable Law. In connection with any such credit bid and purchase, the Secured6853 Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid on a6854 ratable basis (with Secured Obligations with respect to contingent or unliquidated claims6855 receiving contingent interests in the acquired assets on a ratable basis that would vest upon the6856 liquidation of such claims in an amount proportional to the liquidated portion of the contingent6857 claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in6858 the Capital Stock or debt instruments of the acquisition vehicle or vehicles that are used to6859 consummate such purchase). In connection with any such bid (i) the Administrative Agent shall6860 be authorized to form one or more acquisition vehicles to make a bid, (ii) to adopt documents6861 providing for the governance of the acquisition vehicle or vehicles (provided that any actions by6862 the Administrative Agent with respect to such acquisition vehicle or vehicles, including any6863 disposition of the assets or Capital Stock thereof shall be governed, directly or indirectly, by the6864 vote of the Required Lenders, irrespective of the termination of this Agreement and without6865 giving effect to the limitations on actions by the Required Lenders contained in clauses (a)6866 through (e) of Section 11.01 of this Agreement, (iii) the Administrative Agent shall be authorized6867 to assign the relevant Secured Obligations to any such acquisition vehicle pro rata by the Lenders,6868 as a result of which each of the Lenders shall be deemed to have received a pro rata portion of6869 any Capital Stock and/or debt instruments issued by such an acquisition vehicle on account of6870 the assignment of the Secured Obligations to be credit bid, all without the need for any Secured6871 Party or acquisition vehicle to take any further action, and (iv) to the extent that Secured6872 Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any6873 reason (as a result of another bid being higher or better, because the amount of Secured6874 Obligations assigned to the acquisition vehicle exceeds the amount of debt credit bid by the6875

166 55802528_20 acquisition vehicle or otherwise), such Secured Obligations shall automatically be reassigned to6876 the Lenders pro rata and the Capital Stock and/or debt instruments issued by any acquisition6877 vehicle on account of the Secured Obligations that had been assigned to the acquisition vehicle6878 shall automatically be cancelled, without the need for any Secured Party or any acquisition6879 vehicle to take any further action.6880 Section 10.10. Collateral and Guaranty Matters. Each of the Lenders and the L/C Issuer6881 irrevocably authorize the Administrative Agent and the Collateral Agent:6882 (a) to automatically release any Lien on any property granted to or held by the6883 Collateral Agent under any Credit Document (i) upon termination of the Aggregate6884 Commitments and payment in full of all Obligations (other than (i) contingent indemnification6885 obligations as to which no claim has been asserted and (ii) Obligations described in clauses (b)6886 and (c) of the definition thereof) and the expiration or termination of all Letters of Credit (other6887 than Letters of Credit that have been Cash Collateralized or back-stopped by a letter of credit in6888 form, amount and substance reasonably satisfactory to the Administrative Agent and the L/C6889 Issuer or a deemed reissuance under another facility or as to which other arrangements6890 reasonable satisfactory to the Administrative Agent and the L/C Issuer shall have been made),6891 (ii) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in6892 connection with any sale or other disposition permitted hereunder or under any other Credit6893 Document to a Person that is not a Credit Party, (iii) subject to Section 11.01, if approved,6894 authorized or ratified in writing by the Required Lenders, (iv) if the property subject to such Lien6895 is owned by a Guarantor, upon release of such Guarantor from its obligations under its Guaranty6896 pursuant to subsection (c) below or (v) if such property becomes Excluded Property;6897 (b) to subordinate any Lien on any property granted to or held by the6898 Collateral Agent under any Credit Document to the holder of any Lien on such property that is6899 permitted by Section 8.01(k); and6900 (c) to release any Guarantor from its obligations under any Guaranty pursuant6901 to Section 4.09.6902 Upon request by the Administrative Agent or the Collateral Agent at any time, the6903 Required Lenders will confirm in writing the authority of the Collateral Agent to release or6904 subordinate its interest in particular property and of the Administrative Agent to release any6905 Guarantor from its obligations hereunder pursuant to this Section 10.10. In each case as6906 specified in this Section 10.10, the Administrative Agent and the Collateral Agent will (and each6907 Lender irrevocably authorizes the Administrative Agent and the Collateral Agent to), at the6908 Borrower’s expense, execute and deliver to the applicable Credit Party such documents as such6909 Credit Party may reasonably request to evidence the release of such item of Collateral from the6910 assignment and security interest granted under the Collateral Documents or to subordinate its6911 interest in such item, or to evidence the release of such Guarantor from its obligations under the6912 Guaranty, in each case in accordance with the terms of the Credit Documents and this6913 Section 10.10.6914 Section 10.11. Swap Contracts and Treasury Management Agreements. No Lender or6915 any Affiliate of a Lender that is party to any Swap Contract or any Treasury Management6916

167 55802528_20 Agreement permitted hereunder that obtains the benefits of Section 9.03 or any Collateral by6917 virtue of the provisions hereof or of any other Credit Document shall have any right to notice of6918 any action or to consent to, direct or object to any action hereunder or under any other Credit6919 Document or otherwise in respect of the Collateral (including the release or impairment of any6920 Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly6921 provided in the Credit Documents. Notwithstanding any other provision of this Article 10 to the6922 contrary, the Administrative Agent shall not be required to verify the payment of, or that other6923 reasonable satisfactory arrangements have been made with respect to, Obligations arising under6924 Swap Contracts and Treasury Management Agreements unless the Administrative Agent has6925 received written notice of such Obligations, together with such supporting documentation as the6926 Administrative Agent may request, from the applicable Lender or Affiliate of a Lender that is6927 party to such Swap Contract or such Treasury Management Agreement, as the case may be.6928 ARTICLE 116929 MISCELLANEOUS6930 Section 11.01. Amendments, Etc. Except as expressly provided in, Section 2.18, 2.19 and6931 2.20 and herein below, no amendment or waiver of, or any consent to deviation from, any6932 provision of this Credit Agreement or any other Credit Document shall be effective unless in6933 writing and signed by the Required Lenders (or by the Administrative Agent on behalf of the6934 Required Lenders upon receipt of a consent and direction letter from the Required Lenders) and6935 the Borrower and other Credit Parties, as the case may be, and acknowledged by the6936 Administrative Agent in its role as such (such acknowledgment not to be unreasonably withheld,6937 delayed or conditioned), and each such amendment, waiver or consent shall be effective only in6938 the specific instance and for the specific purpose for which it is given; provided that:6939 (a) no such amendment, waiver or consent (however characterized) shall:6940 (i) extend or increase the Commitment of any Lender (or reinstate any6941 Commitment terminated pursuant to Section 9.02) (it being understood and6942 agreed that amendment or waiver of any condition precedent set forth in Section6943 5.02 or of any Default or Event of Default shall not be considered an extension or6944 increase in Commitments for purposes hereof) without the written consent of such6945 Lender;6946 (ii) waive non-payment or postpone any date fixed by this Credit6947 Agreement or any other Credit Document for any payment (excluding mandatory6948 prepayments) of principal, interest, fees or other amount due to the Lenders (or6949 any of them) hereunder or under any other Credit Document without the written6950 consent of each Lender directly and adversely affected thereby;6951 (iii) reduce the principal of, or the rate of interest specified herein on,6952 any Loan or L/C Borrowing (it being understood that any change to the definition6953 of “Consolidated Total Net Leverage Ratio” or in the component definitions6954 thereof shall not constitute a reduction in any rate of interest), or any fees or other6955 amounts payable hereunder or under any other Credit Document, in each case6956 without the written consent of each Lender directly and adversely affected6957

168 55802528_20 thereby; provided that only (A) the consent of the Required Lenders shall be6958 necessary to amend the definition of “Default Rate,” (B) the consent of the6959 applicable Required Facility Lenders shall be necessary to waive any obligation6960 of the Borrower to pay interest at the Default Rate with respect to Loans under6961 any Facility, and (C) the consent of the Required Revolving Credit Lenders shall6962 be necessary to waive any obligation of the Borrower to pay Letter of Credit Fees6963 at the Default Rate;6964 (iv) change any provision of this Section 11.01(a) or the definitions of6965 “Aggregate Commitment Percentage,” “Required Lenders” or any other provision6966 hereof specifying the number or percentage of Lenders required to amend, waive6967 or otherwise modify any rights hereunder or make any determination or grant any6968 consent hereunder without the written consent of each Lender directly and6969 adversely affected thereby; provided that the definitions of “Required Revolving6970 Credit Lenders,” and “Required Term Lenders,” may only be amended with the6971 written consent of each Lender under the applicable Facility;6972 (v) release all or substantially all of the Guarantors from their6973 obligations under the Credit Documents (other than as provided herein or as6974 appropriate in connection with transactions permitted hereunder) without the6975 written consent of each Lender;6976 (vi) except in connection with a transaction permitted under Section6977 8.04 or Section 8.05 or as permitted by Section 10.10, release all or substantially6978 all of the Collateral without the written consent of each Lender;6979 (vii) change Section 2.12 or Section 9.03 in a manner that would alter6980 the pro rata sharing of amounts required thereby without the written consent of6981 each Lender directly and adversely affected thereby;6982 (viii) (a) waive any condition set forth in Section 5.02 as to any Credit6983 Extension under one or more Classes of Revolving Credit Commitments or (b)6984 amend, waive or otherwise modify any term or provision which directly and6985 adversely affects Lenders under one or more Classes of Revolving Credit6986 Commitments and does not adversely affect Lenders under any other Class, in6987 each case, without the written consent of the Required Revolving Credit Lenders6988 under such applicable Class or Classes of Revolving Credit Commitments (and in6989 the case of multiple Classes which are affected, such Required Revolving Credit6990 Lenders shall consent together as one Class) (it being understood that any6991 amendment to the conditions of effectiveness of Incremental Commitments set6992 forth in Section 2.18 shall be subject to clause (ix) below); provided, however,6993 that the waivers described in this clause (viii) shall not require the consent of any6994 Lenders other than (A) the Required Revolving Credit Lenders under such Class6995 or Classes and (B) in the case of any waiver that otherwise would be subject to6996 clause (i), (ii), (iii), (iv) or (v) above, each Lender or each directly and adversely6997 affected Lender (as specified in clause (i), (ii), (iii), (iv) or (v) above) under the6998 applicable Class or Classes of Revolving Credit Commitments;6999

169 55802528_20 (ix) amend, waive or otherwise modify any term or provision7000 (including the availability and conditions to funding under Section 2.18 with7001 respect to Incremental Term Loans and Incremental Revolving Commitments and7002 the rate of interest applicable thereto) which directly affects Lenders of one or7003 more Incremental Term Loans or Incremental Revolving Commitments (including7004 Loans extended under such Commitments) and does not adversely affect Lenders7005 under any other Class, in each case, without the written consent of the Required7006 Facility Lenders under such applicable Class of Incremental Term Loans or7007 Incremental Revolving Commitments; provided, however, that the waivers7008 described in this clause (ix) shall not require the consent of any Lenders other7009 than (A) the Required Facility Lenders under such applicable Class of7010 Incremental Term Loans or Incremental Revolving Commitments and (B) in the7011 case of any waiver that otherwise would be subject to clause (i), (ii), (iii), (iv) or7012 (v) above, each Lender, each directly affected Lender or each directly and7013 adversely affected Lender (as specified in clause (i), (ii), (iii), (iv) or (v) above)7014 under the applicable Class or Classes of Incremental Term Loans or Incremental7015 Revolving Commitments (including Loans extended under such Commitments);7016 (b) unless also consented to in writing by the L/C Issuer, no such amendment,7017 waiver or consent shall affect the rights or duties of the L/C Issuer under this Credit Agreement7018 or any Issuer Document relating to any Letter of Credit issued or to be issued by it or the7019 definition of “Alternative Currency”;7020 (c) unless also consented to in writing by the Swingline Lender, no such7021 amendment, waiver or consent shall affect the rights or duties of the Swingline Lender under this7022 Credit Agreement;7023 (d) unless also consented to in writing by the Administrative Agent, no such7024 amendment, waiver or consent shall affect the rights or duties of the Administrative Agent under7025 this Credit Agreement or any other Credit Document; and7026 (e) unless also consented to in writing by the Collateral Agent, no such7027 amendment, waiver or consent shall affect the rights or duties of the Collateral Agent under this7028 Credit Agreement or any other Credit Document;7029 provided that notwithstanding anything to the contrary contained herein, (1) no Defaulting7030 Lender shall have any right to approve or disapprove any amendment, waiver or consent7031 hereunder (any amendment, waiver or consent which by its terms requires the consent of all7032 Lenders or each affected Lender may be effected with the consent of the applicable Lenders7033 other than Defaulting Lenders), except that (a) the Revolving Credit Commitment of such7034 Defaulting Lender may not be increased or extended without the consent of such Defaulting7035 Lender and (b) any waiver, amendment or modification requiring the consent of all Lenders or7036 each affected Lender that by its terms affects any Defaulting Lender more adversely than other7037 affected Lenders shall require the consent of such Defaulting Lender, (2) each Lender is entitled7038 to vote as such Lender sees fit on any bankruptcy or insolvency reorganization plan that affects7039 the Loans, and (3) each Lender acknowledges that the provisions of Section 1126(c) of the7040 Bankruptcy Code supersede the unanimous consent provisions set forth herein. Notwithstanding7041

170 55802528_20 anything to the contrary herein, this Agreement may be amended (or amended and restated) with7042 the written consent of the Required Lenders, the Administrative Agent and the Borrower (a) to7043 add one or more additional credit facilities to this Agreement and to permit the extensions of7044 credit from time to time outstanding thereunder and the accrued interest and fees in respect7045 thereof to share ratably in the benefits of this Agreement and the other Credit Documents with7046 the Term Loans, Revolving Credit Loans, Swingline Loans and L/C Obligations and the accrued7047 interest and fees in respect thereof and (b) to include appropriately the Lenders holding such7048 credit facilities in any determination of the Required Lenders.7049 In addition, notwithstanding the foregoing, this Agreement may be amended with the7050 written consent of the Administrative Agent, the Borrower and the Lenders providing the7051 Replacement Term Loans (as defined below) to permit the refinancing of all outstanding Term7052 Loans of any Class (“Replaced Term Loans”) with replacement term loans (“Replacement7053 Term Loans”) hereunder; provided that (a) the aggregate principal amount of such Replacement7054 Term Loans shall not exceed the aggregate principal amount of such Replaced Term Loans, plus7055 accrued interest, fees, premiums (if any) and penalties thereon and reasonable fees and expenses7056 associated with such Replacement Term Loans, (b) the all-in yield with respect to such7057 Replacement Term Loans (or similar interest rate spread applicable to such Replacement Term7058 Loans) shall not be higher than the all-in yield for such Refinanced Debt (or similar interest rate7059 spread applicable to such Refinanced Debt) immediately prior to such refinancing, (c) the7060 Weighted Average Life to Maturity of such Replacement Term Loans shall not be shorter than7061 the Weighted Average Life to Maturity of such Replaced Term Loans at the time of such7062 refinancing (except by virtue of amortization or prepayment of the Replaced Term Loans prior to7063 the time of such incurrence) and (d) all other terms applicable to such Replacement Term Loans7064 shall be substantially identical to, or less favorable to the Lenders providing such Replacement7065 Term Loans than, those applicable to such Replaced Term Loans, except to the extent necessary7066 to provide for covenants and other terms applicable to any period after the Latest Maturity Date7067 of the Term Loans in effect immediately prior to such refinancing. Each amendment to this7068 Agreement providing for Replacement Term Loans may, without the consent of any other7069 Lenders, effect such amendments to this Agreement and the other Credit Documents as may be7070 necessary or appropriate, in the opinion of the Administrative Agent and the Borrower to effect7071 the provisions of this paragraph, and for the avoidance of doubt, this paragraph shall supersede7072 any other provisions in this Section 11.01 to the contrary.7073 If the Administrative Agent and the Borrower shall have jointly identified an obvious7074 error (including, but not limited to, an incorrect cross-reference) or any error or omission of a7075 technical or immaterial nature, in each case, in any provision of this Agreement or any other7076 Credit Document (including, for the avoidance of doubt, any exhibit, schedule or other7077 attachment to any Credit Document), then the Administrative Agent (acting in its sole discretion)7078 and the Borrower or any other relevant Credit Party shall be permitted to amend such provision7079 and such amendment shall be deemed approved by the Lenders if the Lenders shall have7080 received five Business Days’ prior written notice of such change and the Administrative Agent7081 shall not have received, within five Business Days of the date of such notice to the Lenders, a7082 written notice from the Required Lenders stating that the Required Lenders object to such7083 amendment.7084

171 55802528_20 Notwithstanding any provision herein to the contrary, this Agreement may be amended7085 with the written consent of the Administrative Agent, the L/C Issuer and the Borrower to amend7086 the definition of “Alternative Currency” solely to add additional currency options and the7087 applicable interest rate with respect thereto, in each case solely to the extent permitted pursuant7088 to Section 1.11.7089 Section 11.02. Notices; Effectiveness; Electronic Communications.7090 (a) Notices Generally. Except in the case of notices and other7091 communications expressly permitted to be given by telephone (and except as provided in7092 subsection (b) below), all notices and other communications provided for herein shall be in7093 writing and shall be delivered by hand or overnight courier service, mailed by certified or7094 registered mail or sent by telecopier or electronic mail as follows, and all notices and other7095 communications expressly permitted hereunder to be given by telephone shall be made to the7096 applicable telephone number, as follows:7097 (i) if to any Credit Party, the Administrative Agent, the L/C Issuer or7098 the Swingline Lender, to the address, telecopier number, electronic mail address7099 or telephone number specified for such Person on Schedule 11.02 or as provided7100 pursuant to subsection (d) below; and7101 (ii) if to any other Lender, to the address, telecopier number, electronic7102 mail address or telephone number specified in its Administrative Questionnaire7103 (including, as appropriate, notices delivered solely to the Person designated by a7104 Lender on its Administrative Questionnaire then in effect for the delivery of7105 notices that may contain material non-public information relating to the Credit7106 Parties) or as provided pursuant to subsection (d) below.7107 Notices and other communications sent by hand or overnight courier service, or7108 mailed by certified or registered mail, shall be deemed to have been given when received;7109 notices and other communications sent by telecopier shall be deemed to have been given7110 when sent (except that, if not given during normal business hours for the recipient, shall7111 be deemed to have been given at the opening of business on the next Business Day for7112 the recipient). Notices and other communications delivered through electronic7113 communications to the extent provided in subsection (b) below shall be effective as7114 provided in such subsection (b).7115 (b) Electronic Communications. Notices and other communications to the7116 Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic7117 communication (including e-mail, FpML messaging, and Internet or intranet websites) pursuant7118 to procedures approved by the Administrative Agent, provided that the foregoing shall not apply7119 to notices to any Lender or the L/C Issuer pursuant to Article 2 if such Lender or the L/C Issuer,7120 as applicable, has notified the Administrative Agent that it is incapable of receiving notices7121 under such Article by electronic communication. The Administrative Agent or the Borrower7122 each may, in its discretion, agree to accept notices and other communications to it hereunder by7123 electronic communications pursuant to procedures approved by it, provided that approval of such7124 procedures may be limited to particular notices or communications.7125

172 55802528_20 Unless the Administrative Agent otherwise prescribes, (i) notices and other7126 communications sent to an e-mail address shall be deemed received upon the sender’s receipt of7127 an acknowledgement from the intended recipient (such as by the “return receipt requested”7128 function, as available, return e-mail or other written acknowledgement), provided that if such7129 notice or other communication is not sent during the normal business hours of the recipient, such7130 notice or communication shall be deemed to have been sent at the opening of business on the7131 next Business Day for the recipient, and (ii) notices or communications posted to an Internet or7132 intranet website shall be deemed received upon the deemed receipt by the intended recipient at7133 its e-mail address as described in the foregoing clause (i) of notification that such notice or7134 communication is available and identifying the website address therefor.7135 (c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS7136 AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE7137 ACCURACY OR COMPLETENESS OF THE CREDIT PARTY MATERIALS OR THE7138 ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR7139 ERRORS IN OR OMISSIONS FROM THE CREDIT PARTY MATERIALS. NO7140 WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY7141 WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-7142 INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR7143 OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH7144 THE CREDIT PARTY MATERIALS OR THE PLATFORM. In no event shall the7145 Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any7146 liability to the Borrower or any other Credit Party, any Lender, the L/C Issuer or any other7147 Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract7148 or otherwise) arising out of the Borrower’s or any other Credit Party’s or the Administrative7149 Agent’s transmission of Credit Party Materials through the Internet, except to the extent that7150 such losses, claims, damages, liabilities or expenses are determined by a court of competent7151 jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence,7152 bad faith or willful misconduct of such Agent Party; provided, however, that in no event shall7153 any Agent Party have any liability to the Borrower or any other Credit Party, any Lender, the7154 L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive7155 damages (as opposed to direct or actual damages).7156 (d) Change of Address, Etc. Each of the Borrower, the Administrative Agent,7157 the L/C Issuer and the Swingline Lender may change its address, telecopier or telephone number7158 for notices and other communications hereunder by notice to the other parties hereto. Each other7159 Lender may change its address, telecopier or telephone number for notices and other7160 communications hereunder by notice to the Borrower, the Administrative Agent, the L/C Issuer7161 and the Swingline Lender. In addition, each Lender agrees to notify the Administrative Agent7162 from time to time to ensure that the Administrative Agent has on record (1) an effective address,7163 contact name, telephone number, telecopier number and electronic mail address to which notices7164 and other communications may be sent and (2) accurate wire instructions for such Lender.7165 Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such7166 Public Lender to at all times have selected the “Private Side Information” or similar designation7167 on the content declaration screen of the Platform in order to enable such Public Lender or its7168 delegate, in accordance with such Public Lender’s compliance procedures and applicable Law,7169 including United States federal and state securities Laws, to make reference to Credit Party7170

173 55802528_20 Materials that are not made available through the “Public Side Information” portion of the7171 Platform and that may contain material non-public information with respect to the Borrower or7172 its securities for purposes of United States federal or state securities Laws.7173 (e) Reliance by Administrative Agent, L/C Issuer and Lenders. The7174 Administrative Agent, the L/C Issuer and the Lenders shall be entitled to rely and act upon any7175 notices (including telephonic Loan Notices) purportedly given by or on behalf of the Borrower or7176 any other Credit Party even if (1) such notices were not made in a manner specified herein, were7177 incomplete or were not preceded or followed by any other form of notice specified herein, or (2)7178 the terms thereof, as understood by the recipient, varied from any confirmation thereof. The7179 Borrower shall indemnify the Administrative Agent, the L/C Issuer, each Lender and the Related7180 Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance7181 by such Person on each notice purportedly given by or on behalf of the Borrower or any other7182 Credit Party in the absence of gross negligence, bad faith or willful misconduct of such Person,7183 as determined by a court of competent jurisdiction in a final and non-appealable judgment. All7184 telephonic notices to and other telephonic communications with the Administrative Agent may7185 be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such7186 recording.7187 Section 11.03. No Waiver; Cumulative Remedies; Enforcement. No failure by any7188 Lender, the L/C Issuer, the Swingline Lender or the Administrative Agent to exercise, and no7189 delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall7190 operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power7191 or privilege hereunder or under any other Credit Document (including the imposition of the7192 Default Rate) preclude any other or further exercise thereof or the exercise of any other right,7193 remedy, power or privilege. The rights, remedies, powers and privileges herein provided and7194 provided under each other Credit Document are cumulative and not exclusive of any rights,7195 remedies, powers and privileges provided by Law.7196 Notwithstanding anything to the contrary contained herein or in any other Credit7197 Document, the authority to enforce rights and remedies hereunder and under the other Credit7198 Documents against the Credit Parties or any of them shall be vested exclusively in, and all7199 actions and proceedings at law in connection with such enforcement shall be instituted and7200 maintained exclusively by, the Administrative Agent in accordance with Section 9.02 for the7201 benefit of all the Lenders and the L/C Issuer; provided; that the foregoing shall not prohibit (i)7202 the Administrative Agent from exercising on its own behalf the rights and remedies that inure to7203 its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Credit7204 Documents, (ii) the L/C Issuer or the Swingline Lender from exercising the rights and remedies7205 that inure to their benefit (solely in their capacity as L/C Issuer or Swingline Lender, as the case7206 may be) hereunder and under the other Credit Documents, (iii) any Lender from exercising setoff7207 rights in accordance with Section 11.08 (subject to the terms of Section 2.12), or (iv) any Lender7208 from filing proofs of claim or appearing and filing pleadings on its own behalf during the7209 pendency of a proceeding relative to any Credit Party under any Debtor Relief Law and provided,7210 further, that if at any time there is no Person acting as Administrative Agent hereunder and under7211 the other Credit Documents, then (1) the Required Lenders shall have the rights otherwise7212 ascribed to the Administrative Agent pursuant to Section 9.02 and (2) in addition to the matters7213 set forth in clauses (i), (ii) and (iii) of the preceding proviso and subject to Section 2.12, any7214

174 55802528_20 Lender may, with the consent of the Required Lenders, enforce any rights and remedies available7215 to it and as authorized by the Required Lenders.7216 Section 11.04. Expenses; Indemnity; Damage Waiver.7217 (a) Costs and Expenses. The Borrower shall pay (1) all reasonable and7218 documented out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent7219 and their respective Affiliates (including the reasonable and documented out-of-pocket fees,7220 charges and disbursements of one counsel for the Administrative Agent and the Collateral7221 Agent), in connection with the syndication of the credit facilities provided for herein, the7222 preparation, negotiation, execution, delivery and administration of this Credit Agreement and the7223 other Credit Documents or any amendments, modifications or waivers of the provisions hereof or7224 thereof (whether or not the transactions contemplated thereby shall be consummated), (2) all7225 reasonable and documented out-of-pocket expenses incurred by the L/C Issuer in connection7226 with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for7227 payment thereunder and (3) all reasonable and documented out-of-pocket expenses incurred by7228 the Administrative Agent, the Collateral Agent, any Lender or the L/C Issuer in connection with7229 the enforcement or protection of its rights (a) in connection with this Credit Agreement and the7230 other Credit Documents, including its rights under this Section, or (b) in connection with the7231 Loans made or Letters of Credit issued hereunder, including all such reasonable and documented7232 out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of7233 such Loans or Letters of Credit (provided that with respect the fees and disbursements of7234 counsel, all such Persons shall be represented by one primary counsel and (x) any special counsel7235 and local counsel in each relevant jurisdiction retained by the Administrative Agent and (y)7236 solely in the case of a conflict of interest, one additional counsel in each relevant jurisdiction to7237 the affected Person similarly situated, and for each of clauses (i) and (ii) herein, such amounts7238 shall be limited to those reasonable and documented out-of-pocket fees and actual disbursements7239 of such counsel).7240 (b) Indemnification by the Borrower. The Borrower shall indemnify the7241 Administrative Agent (and any sub-agent thereof), each Arranger, the Collateral Agent, each7242 Lender and the L/C Issuer, and each Related Party of any of the foregoing Persons (each such7243 Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and7244 all losses, claims, damages, liabilities and related out-of-pocket expenses (including the7245 reasonable and documented out-of-pocket fees, charges and disbursements of one counsel for all7246 Indemnitees), incurred by any Indemnitee or asserted against any Indemnitee by the Borrower,7247 any other Credit Party or any other Person arising out of, in connection with, or as a result of (i)7248 the execution, enforcement or delivery of this Credit Agreement, any other Credit Document or7249 any agreement or instrument contemplated hereby or thereby, the performance by the parties7250 hereto of their respective obligations hereunder or thereunder or the consummation of the7251 transactions contemplated hereby or thereby, the syndication of the credit facilities provided for7252 herein, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related7253 Parties only, the administration of this Credit Agreement and the other Credit Documents, (i) any7254 Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any7255 refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the7256 documents presented in connection with such demand do not strictly comply with the terms of7257 such Letter of Credit), (ii) any actual or alleged presence or Release of Hazardous Materials at,7258

175 55802528_20 on, under or from any property currently or formerly owned, leased or operated by the Borrower7259 or any of its Restricted Subsidiaries or any of their respective predecessors, or any7260 Environmental Liability related in any way to the Borrower or any of its Restricted Subsidiaries,7261 or any of their respective predecessors, in each case relating to any of the foregoing or (iii) any7262 actual or prospective claim, litigation, investigation or proceeding relating to any of the7263 foregoing, whether based on contract, tort or any other theory, whether brought by a third party7264 or by the Borrower or any other Credit Party, and regardless of whether any Indemnitee is a party7265 thereto, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE7266 OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE7267 NEGLIGENCE OF THE INDEMNITEE, nor shall any Indemnitee, Related Party, Credit7268 Party or any Subsidiary have any liability for any special, punitive, indirect or consequential7269 damages relating to this Agreement or any other Credit Document or arising out of its activities7270 in connection herewith or therewith (whether before or after the Closing Date) (other than, in the7271 case of any Credit Party, in respect of any such damages incurred or paid by an Indemnitee to a7272 third party, or which are included in a third-party claim); provided that such indemnity shall not,7273 as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or7274 related expenses (x) are determined by a court of competent jurisdiction by final and7275 nonappealable judgment to have resulted from the gross negligence, bad faith or willful7276 misconduct or material breach of such Person’s obligations under any Credit Document of such7277 Indemnitee or (y) result from a claim brought by the Borrower or any other Credit Party against7278 an Indemnitee for material breach of such Indemnitee’s obligations hereunder or under any other7279 Credit Document, if the Borrower or other such Credit Party has obtained a final and7280 nonappealable judgment in its favor on such claim as determined by a court of competent7281 jurisdiction or (z) arise from disputes solely among Indemnitees, and in such event solely to the7282 extent that the underlying dispute does not (i) arise as a result of an action, inaction or7283 representation of, or information provided by or on behalf of, the Credit Parties or their7284 Subsidiaries or Affiliates as determined by a court of competent jurisdiction by a final and7285 nonappealable judgment, or (ii) relate to any action of such Indemnitee in its capacity as7286 Administrative Agent or Arranger; provided, further, that each Indemnitee shall promptly refund7287 any amount received pursuant to this Section to the extent that there is a final judicial or arbitral7288 determination that such Indemnitee was not entitled to indemnification rights with respect to7289 such payment pursuant to the express terms of this Section 11.04. This Section 11.04(b) shall7290 not apply with respect to Taxes other than any Taxes that represent losses, claims, and damages7291 arising from any non-Tax claim. Payments under this Section 11.04(b) shall be made by the7292 Borrower to the Administrative Agent for the benefit of the relevant Indemnitee.7293 (c) Reimbursement by Lenders. To the extent that the Borrower for any7294 reason fail to indefeasibly pay any amount required under subsection (a) or (b) of this Section to7295 be paid by them to the Administrative Agent (or any sub-agent thereof), the Collateral Agent, the7296 L/C Issuer or any Related Party of any of the foregoing, each Lender severally agrees to pay to7297 the Administrative Agent (or any such sub-agent), the Collateral Agent, the L/C Issuer or such7298 Related Party, as the case may be, such Lender’s pro rata share (determined in each case as of the7299 time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid7300 amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or7301 related expense, as the case may be, was incurred by or asserted against the Administrative7302 Agent (or any such sub-agent), the Collateral Agent, the L/C Issuer in its capacity as such, or7303 against any Related Party of any of the foregoing acting for the Administrative Agent (or any7304

176 55802528_20 such sub-agent), the Collateral Agent or the L/C Issuer in connection with such capacity. The7305 obligations of the Lenders under this subsection (c) are subject to the provisions of Section7306 2.11(b).7307 (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by7308 applicable Law, no Credit Party shall assert, and hereby waives, any claim against any7309 Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as7310 opposed to direct or actual damages) arising out of, in connection with, or as a result of, this7311 Credit Agreement, any other Credit Document or any agreement or instrument contemplated7312 hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use7313 of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any7314 damages arising from the use by unintended recipients of any information or other materials7315 distributed by it through telecommunications, electronic or other information transmission7316 systems in connection with this Credit Agreement or the other Credit Documents or the7317 transactions contemplated hereby or thereby other than for such direct or actual damages7318 resulting from the gross negligence, bad faith or willful misconduct of such Indemnitee or from a7319 breach in bad faith of such Indemnitee’s obligations hereunder or under any Credit Document, in7320 any case, as determined by a final and nonappealable judgment of a court of competent7321 jurisdiction.7322 (e) Payments. All amounts due under this Section shall be payable not later7323 than 10 Business Days after demand therefor.7324 (f) Survival. The agreements in this Section shall survive the resignation of7325 the Administrative Agent, the L/C Issuer and the Swingline Lender, the replacement of any7326 Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or7327 discharge of all the other obligations hereunder or under any other Credit Document.7328 Section 11.05. Payments Set Aside. To the extent that any payment by or on behalf of the7329 Borrower is made to the Administrative Agent, the L/C Issuer or any Lender, or the7330 Administrative Agent, the L/C Issuer or any Lender exercises its right of setoff, and such7331 payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared7332 to be fraudulent or preferential, set aside or required (including pursuant to any settlement7333 entered into by the Administrative Agent, the L/C Issuer or such Lender in its discretion) to be7334 repaid to a trustee, receiver or any other party, in connection with any proceeding under any7335 Debtor Relief Law or otherwise, then to the extent of such recovery, the obligation or part7336 thereof originally intended to be satisfied shall be revived and continued in full force and effect7337 as if such payment had not been made or such setoff had not occurred, and each Lender and the7338 L/C Issuer severally agrees to pay to the Administrative Agent on demand its applicable share7339 (without duplication) of any amount so recovered from or repaid by the Administrative Agent,7340 plus interest thereon from the date of such demand to the date such payment is made at a rate per7341 annum equal to the applicable Overnight Rate from time to time in effect, in the applicable7342 currency of such recovery or payment. The obligations of the Lenders and the L/C Issuer under7343 clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the7344 termination of this Credit Agreement.7345 Section 11.06. Successors and Assigns.7346

177 55802528_20 (a) Successors and Assigns Generally. The provisions of this Credit7347 Agreement and the other Credit Documents shall be binding upon and inure to the benefit of the7348 parties hereto and thereto and their respective successors and assigns permitted hereby, except7349 that neither the Borrower nor any other Credit Party may assign or otherwise transfer any of their7350 respective rights or obligations hereunder without the prior written consent of the Administrative7351 Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or7352 obligations hereunder except (i) to an Assignee pursuant to an assignment made in accordance7353 with the provisions of Section 11.06(b) (such an assignee, an “Eligible Assignee”), (ii) by way7354 of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by7355 way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of7356 this Section (and any other attempted assignment or transfer by any party hereto shall be null and7357 void). Nothing in this Credit Agreement, express or implied, shall be construed to confer upon7358 any Person (other than the parties hereto, their respective successors and assigns permitted7359 hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent7360 expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C7361 Issuer and the Lenders) any legal or equitable right, remedy or claim under or by reason of this7362 Credit Agreement.7363 (b) Assignments by Lenders. Any Lender may at any time assign to one or7364 more assignees (“Assignees”) all or a portion of its rights and obligations under this Credit7365 Agreement and the other Credit Documents (including all or a portion of its Commitment and the7366 Loans (including for purposes of this subsection (b), participations in L/C Obligations and in7367 Swingline Loans) at the time owing to it); provided that any such assignment shall be subject to7368 the following conditions:7369 (i) Minimum Amounts. (A) In the case of an assignment of the entire7370 remaining amount of the assigning Lender’s Commitment and the related Loans7371 at the time owing to it or in the case of an assignment to a Lender, an Affiliate of7372 a Lender or an Approved Fund, no minimum amount need be assigned and (B) in7373 any case not described in subsection (b)(i), the aggregate amount of the7374 Commitment (which for this purpose includes Loans outstanding thereunder) or,7375 if the Commitment is not then in effect, the principal outstanding balance of the7376 Loans of the assigning Lender subject to each such assignment, determined as of7377 the date the Assignment and Assumption with respect to such assignment is7378 delivered to the Administrative Agent or, if “Trade Date” is specified in the7379 Assignment and Assumption, as of the Trade Date, shall not be less than7380 $5,000,000 and integral multiples thereof (or if less, all of such Lender’s7381 remaining Loans or Commitments in respect of such Class), in the case of an7382 assignment of the Revolving Credit Commitments (and the Revolving Credit7383 Loans relating thereto), and $5,000,000 and integral multiples thereof, in the case7384 of an assignment of the Term Commitments (or, from and after the Closing Date,7385 the Term Loans); provided that concurrent assignments to members of an7386 Assignee Group and concurrent assignments from members of an Assignee Group7387 to a single Eligible Assignee (or to an Eligible Assignee and members of its7388 Assignee Group) will be treated as a single assignment for purposes of7389 determining whether such minimum amount has been met;7390

178 55802528_20 (ii) Proportionate Amounts. Each partial assignment shall be made as7391 an assignment of a proportionate part of all the assigning Lender’s rights and7392 obligations under this Credit Agreement with respect to the Loans or the7393 Commitment assigned, except that this clause (ii) shall not (A) apply to the7394 Swingline Lender’s rights and obligations in respect of Swingline Loans or (B)7395 prohibit any Lender from assigning all or a portion of its rights and obligations7396 among separate Facilities on a non-pro rata basis;7397 (iii) Required Consents. No consent shall be required for any7398 assignment except to the extent required by subsection (b)(i) of this Section and,7399 in addition:7400 (A) the consent of the Borrower (such consent not to be7401 unreasonably withheld, conditioned or delayed) shall be required unless7402 (1) an Event of Default under Section 9.01(a) or (f) (solely with respect to7403 the Borrower) has occurred and is continuing at the time of such7404 assignment or (2) in the case of an assignment of Term Loans, such7405 assignment is to a Lender, an Affiliate of a Lender or an Approved Fund;7406 provided that the Borrower shall be deemed to have consented to any such7407 assignment unless it shall object thereto by written notice to the7408 Administrative Agent within 10 Business Days after having received7409 notice thereof;7410 (B) the consent of the Administrative Agent (such consent not7411 to be unreasonably withheld, conditioned or delayed) shall be required for7412 assignments in respect of (1) the Revolving Credit Commitments (and the7413 Revolving Credit Loans relating thereto) if such assignment is to a Person7414 that is not a Lender with a Revolving Credit Commitment (for holding7415 Revolving Credit Loans), an Affiliate of such Lender or an Approved7416 Fund with respect to such Lender or (2) any Term Loan to a Person that is7417 not a Lender, an Affiliate of a Lender or an Approved Fund; and7418 (C) the consent of the Swingline Lender and the L/C Issuer7419 (such consents not to be unreasonably withheld, conditioned or delayed)7420 shall be required for any assignment in respect of the Revolving Credit7421 Commitments (and the Revolving Credit Obligations relating thereto).7422 (iv) Assignment and Assumption. The parties to each assignment shall7423 execute and deliver to the Administrative Agent an Assignment and Assumption,7424 together with a processing and recordation fee in the amount of $3,500 (other than7425 an assignment from a Lender to one or more of its Affiliates or pursuant to7426 Section 11.13); provided that the Administrative Agent may, in its sole discretion,7427 elect to waive such processing and recordation fee in the case of any assignment.7428 The assignee, if it is not a Lender, shall deliver to the Administrative Agent an7429 Administrative Questionnaire;7430

179 55802528_20 (v) No Assignment to Certain Persons. No such assignment shall be7431 made (A) to the Borrower or any of the Borrower’s Affiliates or Subsidiaries,7432 except as set forth in Section 11.06(i), (B) to any Defaulting Lender or any of its7433 Subsidiaries, or any Person who, upon becoming a Lender hereunder, would7434 constitute any of the foregoing Persons described in this clause (iv), (C) to a7435 natural person or (D) to any Disqualified Institution; and7436 (vi) Certain Additional Payments. In connection with any assignment7437 of rights and obligations of any Defaulting Lender hereunder, no such assignment7438 shall be effective unless and until, in addition to the other conditions thereto set7439 forth herein, the parties to the assignment shall make such additional payments to7440 the Administrative Agent in an aggregate amount sufficient, upon distribution7441 thereof as appropriate (which may be outright payment, purchases by the assignee7442 of participations or subparticipations, or other compensating actions, including7443 funding, with the consent of the Borrower and the Administrative Agent, the7444 applicable pro rata share of Loans previously requested but not funded by the7445 Defaulting Lender, to each of which the applicable assignee and assignor hereby7446 irrevocably consent), to (x) pay and satisfy in full all payment liabilities then7447 owed by such Defaulting Lender to the Administrative Agent or any Lender7448 hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate)7449 its full pro rata share of all Loans and participations in Letters of Credit and7450 Swingline Loans in accordance with its Aggregate Commitment Percentage.7451 Notwithstanding the foregoing, in the event that any assignment of rights and7452 obligations of any Defaulting Lender hereunder shall become effective under7453 applicable Law without compliance with the provisions of this paragraph, then the7454 assignee of such interest shall be deemed to be a Defaulting Lender for all7455 purposes of this Credit Agreement until such compliance occurs.7456 Subject to acceptance and recording thereof by the Administrative Agent pursuant7457 to subsection (c) of this Section, from and after the effective date specified in each7458 Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this7459 Credit Agreement and, to the extent of the interest assigned by such Assignment and7460 Assumption, have the rights and obligations of a Lender under this Credit Agreement,7461 and the assigning Lender thereunder shall, to the extent of the interest assigned by such7462 Assignment and Assumption, be released from its obligations under this Credit7463 Agreement (and, in the case of an Assignment and Assumption covering all of the7464 assigning Lender’s rights and obligations under this Credit Agreement, such Lender shall7465 cease to be a party hereto) but shall continue to be entitled to the benefits of Sections7466 3.01, 3.04, 3.05 and 11.04 with respect to facts and circumstances occurring prior to the7467 effective date of such assignment. Upon request, the Borrower (at its expense) shall7468 execute and deliver a Note to the assignee Lender. Any assignment or transfer by a7469 Lender of rights or obligations under this Credit Agreement that does not comply with7470 this subsection shall be treated for purposes of this Credit Agreement as a sale by such7471 Lender of a participation in such rights and obligations in accordance with subsection (d)7472 of this Section.7473

180 55802528_20 (c) Register. The Administrative Agent, acting solely for this purpose as an7474 agent of the Borrower (and such agency being solely for tax purposes), shall maintain at the7475 Administrative Agent’s Office in the United States a copy of each Assignment and Assumption7476 delivered to it and a register for the recordation of the names and addresses of the Lenders, and7477 the Commitments of, and principal amounts of the Loans and L/C Obligations owing to, each7478 Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the7479 Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent7480 and the Lenders may treat each Person whose name is recorded in the Register pursuant to the7481 terms hereof as a Lender and the owner of the amounts owing to it under the Credit Documents7482 as reflected in the Register for all purposes of the Credit Documents, notwithstanding notice to7483 the contrary. In addition, the Administrative Agent shall maintain on the Register information7484 regarding the designation, and revocation of designation, of any Lender as a Defaulting Lender.7485 The Register shall be available for inspection by any of the Borrower, the L/C Issuer and the7486 Lenders at any reasonable time and from time to time upon reasonable prior notice.7487 (d) Participations. Any Lender may at any time (without notice to, or the7488 consent of, any Person) sell participations to any Person (other than a natural person, a7489 Disqualified Institution, a Defaulting Lender or the Borrower or the Borrower’s Affiliates or7490 Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or7491 obligations under this Credit Agreement (including all or a portion of its Commitment and/or the7492 Loans (including such Lender’s participations in L/C Obligations and/or Swingline Loans)7493 owing to it); provided that (i) such Lender’s obligations under this Credit Agreement shall7494 remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for7495 the performance of such obligations and (iii) the Borrower, the Administrative Agent, the7496 Lenders and the L/C Issuer shall continue to deal solely and directly with such Lender in7497 connection with such Lender’s rights and obligations under this Credit Agreement.7498 Any agreement or instrument pursuant to which a Lender sells such a participation shall7499 provide that such Lender shall retain the sole right to enforce this Credit Agreement and to7500 approve any amendment, modification or waiver of any provision of this Credit Agreement;7501 provided that such agreement or instrument may provide that such Lender will not, without the7502 consent of the Participant, agree to any amendment, waiver or other modification described in7503 the second proviso of Section 11.01 that affects such Participant. Subject to subsection (e) of7504 this Section, the Borrower agree that each Participant shall be entitled to the benefits of Sections7505 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by7506 assignment pursuant to subsection (b) of this Section; provided that such Participant agrees to be7507 subject to the provisions of Sections 3.06 as if it were an assignee under paragraph (b) of this7508 Section. To the extent permitted by Law, each Participant also shall be entitled to the benefits of7509 Section 11.08 as though it were a Lender, provided that such Participant agrees to be subject to7510 Section 2.12 as though it were a Lender.7511 (e) Limitations on Participant Rights. A Participant shall not be entitled to7512 receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have7513 been entitled to receive with respect to the participation sold to such Participant, unless the sale7514 of the participation to such Participant is made with the Borrower’s prior written consent. A7515 Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits7516 of Section 3.01 unless the Borrower is notified of the participation sold to such Participant and7517

181 55802528_20 such Participant agrees, for the benefit of the Borrower, to comply with Section 3.01(e) as7518 though it were a Lender.7519 Each Lender that sells a participation shall, acting solely for this purpose as an agent of7520 the Borrower, maintain a register on which it enters the name and address of each Participant and7521 the principal amounts (and stated interest) of each Participant’s interest in the Loans or other7522 obligations under the Credit Documents (the “Participant Register”); provided that no Lender7523 shall have any obligation to disclose all or any portion of the Participant Register (including the7524 identity of any Participant or any information relating to a Participant’s interest in any7525 Commitments, Loans, Letters of Credit or of its other Obligations under any Credit Document)7526 to any Person except to the extent that such disclosure is necessary to establish that such7527 Commitment, Loan, Letter of Credit or other Obligation is in registered form under Section7528 5f.103-1(c) of the U.S. Treasury Regulations, or is otherwise required thereunder. The entries in7529 the Participant Register shall be conclusive absent manifest error, and such Lender shall treat7530 each Person whose name is recorded in the Participant Register as the owner of such7531 participation for all purposes of this Agreement notwithstanding any notice to the contrary. For7532 the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall7533 have no responsibility for maintaining a Participant Register.7534 (f) Certain Pledges. Any Lender may at any time pledge or assign a security7535 interest in all or any portion of its rights under this Credit Agreement (including under its7536 Note(s), if any) to secure obligations of such Lender, including any pledge or assignment to7537 secure obligations to a Federal Reserve Bank or other central bank having jurisdiction over such7538 Lender; provided that no such pledge or assignment shall release such Lender from any of its7539 obligations hereunder or substitute any such pledgee or assignee for such Lender as a party7540 hereto.7541 (g) [Reserved].7542 (h) Resignation as L/C Issuer or Swingline Lender after Assignment.7543 Notwithstanding anything to the contrary contained herein, if at any time Bank of America7544 assigns all of its Revolving Credit Commitment and Revolving Credit Loans pursuant to7545 subsection (b) above. Bank of America may, (i) upon 30 days’ notice to the Borrower and the7546 Revolving Credit Lenders, resign as the L/C Issuer and/or (ii) upon 30 days’ notice to the7547 Borrower, resign as the Swingline Lender. In the event of any such resignation as the L/C Issuer7548 or the Swingline Lender, the Borrower shall be entitled to appoint from among the Revolving7549 Credit Lenders, a successor L/C Issuer or Swingline Lender hereunder; provided that no failure7550 by the Borrower to appoint any such successor shall affect the resignation of Bank of America as7551 the L/C Issuer or the Swingline Lender, as the case may be. If Bank of America resigns as the7552 L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder7553 with respect to all Letters of Credit outstanding as of the effective date of its resignation as the7554 L/C Issuer and all L/C Obligations with respect thereto (including the right to require the7555 Revolving Credit Lenders to make Base Rate Loans or fund risk participations in L/C7556 Unreimbursed Amounts pursuant to Section 2.03(c)). If Bank of America resigns as the7557 Swingline Lender, it shall retain all the rights of the Swingline Lender provided for hereunder7558 with respect to Swingline Loans made by it and outstanding as of the effective date of such7559 resignation, including the right to require the Revolving Credit Lenders to make Base Rate Loans7560

182 55802528_20 or fund risk participations in outstanding Swingline Loans pursuant to Section 2.04(c). Upon the7561 appointment of a successor L/C Issuer and/or Swingline Lender, (a) such successor shall succeed7562 to and become vested with all of the rights, powers, privileges and duties of the retiring L/C7563 Issuer or Swingline Lender, as the case may be, and (b) the successor L/C Issuer shall issue7564 letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such7565 succession or make other arrangements reasonable satisfactory to Bank of America to effectively7566 assume the obligations of Bank of America with respect to such Letters of Credit.7567 (i) Assignments to the Borrower and its Subsidiaries. Notwithstanding7568 anything to the contrary contained in this Section 11.06 or any other provision of this7569 Agreement, so long as no Event of Default has occurred and is continuing or would result7570 therefrom, each Term Lender shall have the right at any time to sell, assign or transfer all or a7571 portion of the Term Loans owing to it to the Borrower or any of its Subsidiaries on a non-pro7572 rata basis, subject to the following limitations:7573 (i) Such sale, assignment or transfer shall be pursuant to one or more7574 modified Dutch auctions conducted by the Borrower (each, an “Auction”) to7575 repurchase all or any portion of the Term Loans; provided that (A) notice of and7576 the option to participate in the Auction shall be provided to all Term Lenders and7577 (B) the Auction shall be conducted pursuant to such procedures as the Auction7578 Manager may establish, which are consistent with this Section 11.06(i) and the7579 Auction Procedures and are otherwise reasonably acceptable to the Borrower, the7580 Auction Manager and the Administrative Agent;7581 (ii) With respect to all repurchases made by the Borrower or any of its7582 Subsidiaries pursuant to this Section 11.06(i), (A) the Borrower shall (x) represent7583 and warrant to the Term Lenders that, as of the launch date of the related Auction7584 and the effective date of any such repurchase, it does not possess material non-7585 public information with respect to the Borrower and its Subsidiaries that has not7586 been disclosed to the Administrative Agent and the non-Public Lenders or (y)7587 make a statement that it cannot make such representation and warranty, (B) the7588 Borrower or any of its Subsidiaries shall not use the proceeds of any Revolving7589 Credit Loans to repurchase such Term Loans and (C) the assigning Term Lender7590 and the Borrower or its applicable Subsidiary shall execute and deliver to the7591 Auction Manager an Assignment and Assumption with respect to such7592 repurchase; and7593 (iii) Following a repurchase by the Borrower or any of its Subsidiaries7594 pursuant to this Section 11.06(i), the Term Loans so repurchased shall, without7595 further action by any Person, be deemed canceled and no longer outstanding (and7596 may not be resold by the Borrower or any of its Subsidiaries) for all purposes of7597 this Credit Agreement and all other Credit Documents, including, but not limited7598 to (A) the making of, or the application of, any payments to the Term Lenders7599 under this Credit Agreement or any other Credit Document, (B) the making of any7600 request, demand, authorization, direction, notice, consent or waiver under this7601 Credit Agreement or any other Credit Document or (C) the determination of the7602 Required Lenders or the Required Term Lenders, or for any similar or related7603

183 55802528_20 purpose, under this Credit Agreement or any other Credit Document. If any Term7604 Loan is purchased and canceled in accordance with this Section 11.06(i), all such7605 prepayments shall be applied to the remaining scheduled installments of principal7606 of the relevant Class of Term Loans pursuant to Section 2.05(a) on a pro rata basis7607 across such installments. In connection with any Term Loans repurchased and7608 canceled pursuant to this Section 11.06(i), the Administrative Agent is authorized7609 to make appropriate entries in the Register to reflect any such cancellation.7610 (j) If any assignment is made to any Disqualified Institution without the7611 Borrower’s prior consent in violation of clause (b)(v) above, the Borrower may, at its sole7612 expense and effort, upon notice to the applicable Disqualified Institution and the Administrative7613 Agent, notwithstanding anything to the contrary in Section 2.07 or Section 2.12, (A) terminate7614 any Revolving Credit Commitment of such Disqualified Institution and repay all Obligations of7615 the Borrower owing to such Disqualified Institution in connection with such Revolving Credit7616 Commitment, (B) in the case of outstanding Term Loans held by Disqualified Institutions,7617 prepay such Term Loan by paying the lesser of (x) the principal amount thereof and (y) the7618 amount that such Disqualified Institution paid to acquire such Term Loans, in each case plus7619 accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it7620 hereunder and under the other Credit Documents and/or (C) require such Disqualified Institution7621 to assign and delegate, without recourse (in accordance with and subject to the restrictions7622 contained in this Section 11.06), all of its interest, rights and obligations under this Agreement7623 and related Credit Documents to an Eligible Assignee that shall assume such obligations at the7624 lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Institution7625 paid to acquire such interests, rights and obligations, in each case plus accrued interest, accrued7626 fees and all other amounts (other than principal amounts) payable to it hereunder and other the7627 other Credit Documents; provided that (i) such assignment does not conflict with applicable7628 Laws and (ii) in the case of clause (B), the Borrower shall not use the proceeds from any Loans7629 to prepay Term Loans held by Disqualified Institutions.7630 (k) Notwithstanding anything to the contrary contained in this Agreement, the7631 Disqualified Institutions (A) will not (x) have the right to receive information, reports or other7632 materials provided to Lenders by the Borrower, the Administrative Agent or any other Lender,7633 (y) attend or participate in meetings attended by the Lenders and the Administrative Agent, or (z)7634 access any electronic site established for the Lenders or confidential communications from7635 counsel to or financial advisors of the Administrative Agent or the Lenders and (B) (x) for7636 purposes of any consent to any amendment, waiver or modification of any action under, and for7637 the purpose of any direction to the Administrative Agent or any Lender to undertake any action7638 (or refrain from taking any action) under this Agreement or any other Credit Document, each7639 Disqualified Institution will be deemed to have consented in the same proportion as the Lenders7640 that are not Disqualified Institutions consented to such matter, and (y) for purposes of voting on7641 any plan of reorganization or plan of liquidation pursuant to any Debtor Relief Laws (a7642 “Reorganization Plan”) each Disqualified Institution party hereto hereby agrees (1) not to vote7643 on such Reorganization Plan, (2) if such Disqualified Institution does vote on such7644 Reorganization Plan notwithstanding the restriction in the foregoing clause (1), such vote will be7645 deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the7646 Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and such vote shall7647 not be counted in determining whether the applicable class has accepted or rejected such7648

184 55802528_20 Reorganization Plan in accordance with Section 1126(c) of the Bankruptcy Code (or any similar7649 provision in any other Debtor Relief Laws) and (3) not to contest any request by any party for a7650 determination by the Bankruptcy Court (or other applicable court of competent jurisdiction)7651 effectuating the foregoing clause (2).7652 Section 11.07. Treatment of Certain Information; Confidentiality. Each of the7653 Administrative Agent, the Lenders and the L/C Issuer agrees to maintain the confidentiality of7654 the Information (as defined below), except that Information may be disclosed to its Affiliates and7655 to its and its Affiliates’ respective partners, directors, officers, employees, agents, trustees,7656 advisors and representatives (it being understood that the Persons to whom such disclosure is7657 made will be informed of the confidential nature of such Information and instructed to keep such7658 Information confidential), to the extent requested by any regulatory authority purporting to have7659 jurisdiction over it (including any self-regulatory authority), to the extent required by applicable7660 Laws or regulations or by any subpoena or similar legal process (in which case such Person, to7661 the extent practicable and so long as it is permitted by Law and except in connection with any7662 order or request as part of a regulatory examination or audit, agrees to inform the Borrower7663 promptly thereof), to any other party hereto, in connection with the exercise of any remedies7664 hereunder or under any other Credit Document or any action or proceeding relating to this Credit7665 Agreement or any other Credit Document or the enforcement of rights hereunder or thereunder,7666 subject to an agreement containing provisions substantially the same as those of this Section, to7667 (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its7668 rights or obligations under this Credit Agreement or any Eligible Assignee invited to become a7669 Lender pursuant to Section 11.06(b), (ii) any actual or prospective counterparty (or its advisors)7670 to any swap or derivative transaction relating to the Borrower and its obligations, with the7671 consent of the Borrower or to the extent such Information, (iii) becomes publicly available other7672 than as a result of a breach of this Section, (iv) to the extent that such information is7673 independently developed by the Administrative Agent, a Lender, L/C Issuer or such parties7674 Affiliates, in each case, so long as not based on information obtained in a manner that would7675 otherwise violate this provision, (v) becomes available to the Administrative Agent, any Lender,7676 the L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other7677 than the Borrower or (vi) with the Borrower’s consent.7678 For purposes of this Section, “Information” means all information received from the7679 Credit Parties or their Subsidiaries or Affiliates relating to the Credit Parties or their Subsidiaries7680 or Affiliates or any of their respective businesses, other than any such information that is7681 available to the Administrative Agent, any Lender or the L/C Issuer on a nonconfidential basis7682 prior to disclosure by the Credit Parties or their Subsidiaries or Affiliates; provided that all7683 information received after the Closing Date from the Borrower or any of its Subsidiaries shall be7684 deemed confidential unless such information is clearly identified at the time of delivery as not7685 being confidential. Any Person required to maintain the confidentiality of Information as7686 provided in this Section shall be considered to have complied with its obligation to do so if such7687 Person has exercised the same degree of care to maintain the confidentiality of such Information7688 as such Person would accord to its own confidential information.7689 Each of the Administrative Agent, the Lenders and the L/C Issuer acknowledges that (a)7690 the Information may include material non-public information concerning the Credit Parties or7691 their Subsidiaries or Affiliates, as the case may be, (b) it has developed compliance procedures7692

185 55802528_20 regarding the use of material non-public information and (c) it will handle such material non-7693 public information in accordance with applicable Law, including federal and state securities7694 Laws.7695 Section 11.08. Right of Setoff. If an Event of Default shall have occurred and be7696 continuing, each Lender, the L/C Issuer and each of their respective Affiliates is hereby7697 authorized at any time and from time to time, to the fullest extent permitted by applicable Law,7698 to set off and apply any and all deposits (general or special, time or demand, provisional or final,7699 in whatever currency) at any time held and other obligations (in whatever currency) at any time7700 owing by such Lender, the L/C Issuer or any such Affiliate to or for the credit or the account of7701 the Borrower or any other Credit Party against any and all of the obligations of the Borrower or7702 such Credit Party now or hereafter existing under this Credit Agreement or any other Credit7703 Document to such Lender or the L/C Issuer, irrespective of whether or not the Lender or the L/C7704 Issuer shall have made any demand under this Credit Agreement or any other Credit Document7705 and although such obligations of the Borrower or such Credit Party may be contingent or7706 unmatured or are owed to a branch or office of such Lender or the L/C Issuer different from the7707 branch or office holding such deposit or obligated on such indebtedness; provided that in the7708 event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off7709 shall be paid over immediately to the Administrative Agent for further application in accordance7710 with the provisions of Section 2.17 and, pending such payment, shall be segregated by such7711 Defaulting Lender from its other funds and deemed held in trust for the benefit of the7712 Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to7713 the Administrative Agent a statement describing in reasonable detail the Obligations owing to7714 such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender,7715 the L/C Issuer and their respective Affiliates under this Section are in addition to other rights and7716 remedies (including other rights of setoff) that such Lender, the L/C Issuer or their respective7717 Affiliates may have. Each Lender and the L/C Issuer agrees to notify the Borrower and the7718 Administrative Agent promptly after any such setoff and application; provided that the failure to7719 give such notice shall not affect the validity of such setoff and application.7720 Section 11.09. Interest Rate Limitation. Notwithstanding anything to the contrary7721 contained in any Credit Document, the interest paid or agreed to be paid under the Credit7722 Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable7723 Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in7724 an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal7725 of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining7726 whether the interest contracted for, charged, or received by the Administrative Agent or a Lender7727 exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law,7728 characterize any payment that is not principal as an expense, fee, or premium rather than interest,7729 exclude voluntary prepayments and the effects thereof, and amortize, prorate, allocate, and7730 spread in equal or unequal parts the total amount of interest throughout the contemplated term of7731 the Obligations hereunder.7732 Section 11.10. Counterparts; Integration. This Credit Agreement may be executed in7733 counterparts (and by different parties hereto in different counterparts), each of which shall7734 constitute an original, but all of which when taken together shall constitute a single contract.7735 This Credit Agreement and the other Credit Documents constitute the entire contract among the7736

186 55802528_20 parties relating to the subject matter hereof and supersede any and all previous agreements and7737 understandings, oral or written, relating to the subject matter hereof. Delivery of an executed7738 counterpart of a signature page of this Credit Agreement by telecopy or other electronic imaging7739 means shall be effective as delivery of a manually executed counterpart of this Credit7740 Agreement.7741 Section 11.11. Survival of Representations and Warranties. All representations and7742 warranties made hereunder and in any other Credit Document or other document delivered7743 pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and7744 delivery hereof and thereof. Such representations and warranties have been or will be relied7745 upon by the Administrative Agent and each Lender, regardless of any investigation made by the7746 Administrative Agent or any Lender or on their behalf and notwithstanding that the7747 Administrative Agent or any Lender may have had notice or knowledge of any Default or Event7748 of Default at the time of any Credit Extension, and shall continue in full force and effect as long7749 as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied (other than any7750 Obligations under any Swap Contract Obligation, Treasury Management Obligation or7751 contingent indemnity obligations, in any such case not then due and payable) or any Letter of7752 Credit shall remain outstanding (unless the such Letter of Credit has been Cash Collateralized or7753 back-stopped by a letter of credit in form, amount and substance reasonably satisfactory to the7754 Administrative Agent or a deemed reissuance under another facility or as to which other7755 arrangements reasonable satisfactory to the Administrative Agent and the L/C Issuer shall have7756 been made).7757 Section 11.12. Severability. If any provision of this Credit Agreement or the other Credit7758 Documents is held to be illegal, invalid or unenforceable, the legality, validity and enforceability7759 of the remaining provisions of this Credit Agreement and the other Credit Documents shall not7760 be affected or impaired thereby and the parties shall endeavor in good faith negotiations to7761 replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect7762 of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.7763 The invalidity of a provision in a particular jurisdiction shall not invalidate or render7764 unenforceable such provision in any other jurisdiction. Without limiting the foregoing7765 provisions of this Section 11.12, if and to the extent that the enforceability of any provisions in7766 this Credit Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as7767 determined in good faith by the Administrative Agent, the L/C Issuer or the Swingline Lender, as7768 applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.7769 Section 11.13. Replacement of Lenders. If (a) any Lender requests compensation under7770 Section 3.04, (b) the Borrower is required to pay any additional amount to any Lender or any7771 Governmental Authority for the account of any Lender pursuant to Section 3.01, (c) any Lender7772 gives a notice pursuant to Section 3.02, (d) any Lender does not consent to a proposed change,7773 waiver, discharge or termination (a “Non-Consenting Lender”) with respect to any Credit7774 Document requiring the approval of all the Lenders or of all the Lenders directly affected thereby7775 that has been approved by the applicable Required Facility Lenders or, to the extent applicable,7776 the Required Lenders, or (e) any Lender is a Defaulting Lender, then the Borrower may, at its7777 sole expense and effort, upon notice to such Lender and the Administrative Agent, require such7778 Lender to assign and delegate, without recourse (in accordance with and subject to the7779 restrictions contained in, and consents required by, Section 11.06), (i) all of such Lender’s7780

187 55802528_20 interests, rights and obligations under this Credit Agreement and the related Credit Documents,7781 or (ii) solely in the case of a Non-Consenting Lender, all of such Lender’s Class of Loans with7782 respect to which such Lender is a Non-Consenting Lender, in each case to an assignee that shall7783 assume such obligations (which assignee may be another Lender, if a Lender accepts such7784 assignment); provided that:7785 (i) the Borrower shall have paid to the Administrative Agent the7786 assignment fee specified in Section 11.06(b)(iv);7787 (ii) such Lender shall have received payment of an amount equal to the7788 outstanding principal of its Loans and L/C Advances, accrued interest thereon,7789 accrued fees and all other amounts payable to it hereunder and under the other7790 Credit Documents (including any amounts under Section 3.05) that is to be7791 assigned hereunder from the assignee (to the extent of such outstanding principal7792 and accrued interest and fees) or the Borrower (in the case of all other amounts);7793 (iii) in the case of any such assignment resulting from a claim for7794 compensation under Section 3.04 or payments required to be made pursuant to7795 Section 3.01, such assignment will result in a reduction in such compensation or7796 payments thereafter;7797 (iv) such assignment does not conflict with applicable Law;7798 (v) in the case of any such assignment resulting from a Non-7799 Consenting Lender’s failure to consent to a proposed change, waiver, discharge or7800 termination with respect to any Credit Document, the applicable assignee7801 consents to the proposed change, waiver, discharge or termination; and7802 (vi) the failure by any Lender described in clauses (a) – (e) above to7803 execute and deliver an Assignment and Assumption shall not impair the validity7804 of the removal of such Lender, and the assignment of such Lender’s7805 Commitments and outstanding Loans and participations in L/C Obligations and7806 Swingline Loans pursuant to this Section 11.13 shall nevertheless be effective7807 without the execution by such Lender of an Assignment and Assumption.7808 A Lender shall not be required to make any such assignment or delegation if, prior7809 thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the7810 Borrower to require such assignment and delegation cease to apply.7811 Section 11.14. Governing Law; Jurisdiction; Etc.7812 (a) GOVERNING LAW. THIS CREDIT AGREEMENT AND ANY CLAIM,7813 CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS CREDIT7814 AGREEMENT (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT7815 LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY,7816 AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW7817 YORK.7818

188 55802528_20 (b) SUBMISSION TO JURISDICTION. EACH PARTY HERETO7819 IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS7820 PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF7821 NEW YORK SITTING IN THE BOROUGH OF MANHATTAN AND OF THE UNITED7822 STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF SUCH STATE AND7823 ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING7824 ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT OR ANY OTHER7825 CREDIT DOCUMENT, AND, SUBJECT TO THE LAST SENTENCE OF THIS CLAUSE (B),7826 EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES7827 THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE7828 BROUGHT, HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO7829 THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL7830 COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN7831 ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE7832 ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY7833 OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS CREDIT AGREEMENT OR7834 IN ANY OTHER CREDIT DOCUMENT SHALL AFFECT ANY RIGHT THAT THE7835 ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE7836 HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS CREDIT7837 AGREEMENT OR ANY OTHER CREDIT DOCUMENT AGAINST THE BORROWER OR7838 ANY OTHER CREDIT PARTY OR ITS PROPERTIES IN THE COURTS OF ANY7839 JURISDICTION.7840 (c) WAIVER OF VENUE. EACH PARTY HERETO IRREVOCABLY AND7841 UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY7842 APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO7843 THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR7844 RELATING TO THIS CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT IN7845 ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE7846 PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT7847 PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM7848 TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.7849 (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY7850 CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN7851 SECTION 11.02. NOTHING IN THIS CREDIT AGREEMENT WILL AFFECT THE RIGHT7852 OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED7853 BY APPLICABLE LAW.7854 Section 11.15. Waiver of Jury Trial. EACH PARTY HERETO HEREBY7855 IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE7856 LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL7857 PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS7858 CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE7859 TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON7860 CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES7861 THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS7862

189 55802528_20 REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD7863 NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER7864 AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE7865 BEEN INDUCED TO ENTER INTO THIS CREDIT AGREEMENT AND THE OTHER7866 CREDIT DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND7867 CERTIFICATIONS IN THIS SECTION.7868 Section 11.16. USA Patriot Act Notice. Each Lender that is subject to the Act (as7869 hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender)7870 hereby notifies the Credit Parties that pursuant to the requirements of the USA Patriot Act (Title7871 III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain,7872 verify and record information that identifies the Credit Parties, which information includes the7873 name and address of the Credit Parties and other information that will allow such Lender or the7874 Administrative Agent, as applicable, to identify the Credit Parties in accordance with the Act.7875 The Credit Parties shall, promptly following a request by the Administrative Agent or any7876 Lender, provide all reasonable documentation and other information that the Administrative7877 Agent or such Lender requests in order to comply with its ongoing obligations under applicable7878 “know your customer” and anti-money laundering rules and regulations, including the Act.7879 Section 11.17. Termination. Notwithstanding any other provision to the contrary, upon7880 termination of the commitments hereunder and payment in full of all Obligations (other than (i)7881 contingent indemnification obligations as to which no claim has been asserted and (ii)7882 Obligations described in clauses (b) and (c) of the definition thereof) and the expiration or7883 termination of all Letters of Credit (other than Letters of Credit as to which other arrangements7884 reasonable satisfactory to the Administrative Agent and the L/C Issuer shall have been made),7885 the Collateral Documents and the security interests created thereby shall terminate, all rights in7886 the Collateral shall revert to the applicable Credit Party and the Administrative Agent and the7887 Collateral Agent, at the request and sole expense of the Borrower, will execute and deliver such7888 documents as the Borrower shall reasonably request to evidence such termination; provided that7889 if an Event of Default shall have occurred and is continuing, no such termination will be7890 effective unless arrangements reasonable satisfactory to the holders of the Swap Contract7891 Obligations and Treasury Management Obligations shall have been made, and will not affect7892 provisions which expressly survive termination.7893 Section 11.18. No Advisory or Fiduciary Responsibility. In connection with all aspects of7894 each transaction contemplated hereby (including in connection with any amendment, waiver or7895 other modification hereof or of any other Credit Document), the Borrower and each other Credit7896 Party acknowledge and agree, and acknowledge their respective Affiliates’ understanding, that:7897 (i) the arranging and other services regarding this Credit Agreement provided by the7898 Administrative Agent and the Arrangers are arm’s-length commercial transactions between the7899 Borrower, each other Credit Party and their respective Affiliates, on the one hand, and the7900 Administrative Agent and the Arrangers, on the other hand, (ii) each of the Borrower and the7901 other Credit Parties has consulted its own legal, accounting, regulatory and tax advisors to the7902 extent it has deemed appropriate, and (iii) each of the Borrower and each other Credit Party is7903 capable of evaluating, and understands and accepts, the terms, risks and conditions of the7904 transactions contemplated hereby and by the other Credit Documents; the Administrative Agent,7905 each Arranger and each Lender each is and has been acting solely as a principal and, except as7906

190 55802528_20 expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as7907 an advisor, agent or fiduciary for the Borrower, any other Credit Party or any of their respective7908 Affiliates, or any other Person and the Administrative Agent, the Arrangers and the Lenders shall7909 not have any obligation to the Borrower, any other Credit Party or any of their respective7910 Affiliates with respect to the transactions contemplated hereby except those obligations expressly7911 set forth herein and in the other Credit Documents; and the Administrative Agent, the Arrangers7912 and the Lenders and their respective Affiliates may be engaged in a broad range of transactions7913 that involve interests that differ from those of the Borrower, the other Credit Parties and their7914 respective Affiliates, and the Administrative Agent, the Arrangers and the Lenders shall not have7915 any obligation to disclose any of such interests to the Borrower, any other Credit Party or any of7916 their respective Affiliates. To the fullest extent permitted by Law, each of the Borrower and the7917 other Credit Parties hereby waives and releases any claims that it may have against the7918 Administrative Agent, the Arrangers and the Lenders with respect to any breach or alleged7919 breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated7920 hereby.7921 Section 11.19. Electronic Execution. The words “execution,” “signed,” “signature,” and7922 words of like import in in connection with this Agreement and the transaction contemplated7923 hereby (including, without limitation any Assignment and Assumption, amendment or other7924 modifications, Loan Notices, waivers and consent) shall be deemed to include electronic7925 signatures or the keeping of records in electronic form, each of which shall be of the same legal7926 effect, validity or enforceability as a manually executed signature or the use of a paper-based7927 recordkeeping system, as the case may be, to the extent and as provided for in any applicable7928 Law, including the Federal Electronic Signatures in Global and National Commerce Act, the7929 New York State Electronic Signatures and Records Act, or any other similar state Laws based on7930 the Uniform Electronic Transactions Act.7931 Section 11.20. Acknowledgment and Consent to Bail-In of EEA Financial Institutions.7932 Notwithstanding anything to the contrary in any Credit Document or in any other agreement,7933 arrangement or understanding among any such parties, each party hereto acknowledges that any7934 liability of any EEA Financial Institution arising under any Credit Document, to the extent such7935 liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA7936 Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:7937 (a) the application of any Write-Down and Conversion Powers by an EEA7938 Resolution Authority to any such liabilities arising hereunder which may be payable to it by any7939 party hereto that is an EEA Financial Institution; and7940 (b) the effects of any Bail-In Action on any such liability, including, if7941 applicable:7942 (i) a reduction in full or in part or cancellation of any such liability;7943 (ii) a conversion of all, or a portion of, such liability into shares or7944 other instruments of ownership in such EEA Financial Institution, its parent7945 entity, or a bridge institution that may be issued to it or otherwise conferred on it,7946 and that such shares or other instruments of ownership will be accepted by it in7947

191 55802528_20 lieu of any rights with respect to any such liability under this Agreement or any7948 other Credit Document; or7949 (iii) the variation of the terms of such liability in connection with the7950 exercise of the write-down and conversion powers of any EEA Resolution7951 Authority.7952 Section 11.21. Judgment Currency. If, for the purposes of obtaining judgment in any7953 court, it is necessary to convert a sum due hereunder or any other Credit Document in one7954 currency into another currency, the rate of exchange used shall be that at which in accordance7955 with normal banking procedures the Administrative Agent could purchase the first currency with7956 such other currency on the Business Day preceding that on which final judgment is given. The7957 obligation of each Credit Party in respect of any such sum due from it to the Administrative7958 Agent or any Lender hereunder or under the other Credit Documents shall, notwithstanding any7959 judgment in a currency (the “Judgment Currency”) other than that in which such sum is7960 denominated in accordance with the applicable provisions of this Agreement (the “Agreement7961 Currency”), be discharged only to the extent that on the Business Day following receipt by the7962 Administrative Agent or such Lender, as the case may be, of any sum adjudged to be so due in7963 the Judgment Currency, the Administrative Agent or such Lender, as the case may be, may in7964 accordance with normal banking procedures purchase the Agreement Currency with the7965 Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum7966 originally due to the Administrative Agent or any Lender from any Credit Party in the7967 Agreement Currency, such Credit Party agrees, as a separate obligation and notwithstanding any7968 such judgment, to indemnify the Administrative Agent or such Lender, as the case may be,7969 against such loss. If the amount of the Agreement Currency so purchased is greater than the sum7970 originally due to the Administrative Agent or any Lender in such currency, the Administrative7971 Agent or such Lender, as the case may be, agrees to return the amount of any excess to such7972 Credit Party (or to any other Person who may be entitled thereto under applicable Law).7973 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]7974

55802528_20 IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be7975 duly executed as of the date first above written.7976 7977 Borrower7978 7979 7980 MERCURY SYSTEMS, INC.7981 7982 7983 By:___________________________________7984 Name:7985 Title:7986 7987 7988 7989

55802528_20 Guarantors7990 7991 7992 MERCURY DEFENSE SYSTEMS, INC.7993 By:7994 Name: Gerald M. Haines II7995 Title: Vice President, Chief Financial7996 Officer, Treasurer, and Secretary7997 MICROSEMI LLC – RF INTEGRATED7998 SOLUTIONS7999 By:8000 Name: Gerald M. Haines II8001 Title: Executive Vice President, Chief8002 Financial Officer, Treasurer, and8003 Secretary8004 MICROSEMI CORP. – SECURITY SOLUTIONS8005 By:8006 Name: Gerald M. Haines II8007 Title: Executive Vice President, Chief8008 Financial Officer, Treasurer, and8009 Secretary8010 MICROSEMI CORP. – MEMORY AND STORAGE8011 SOLUTIONS8012 By:8013 Name: Gerald M. Haines II8014 Title: Executive Vice President, Chief8015 Financial Officer, Treasurer, and8016 Secretary8017 8018 8019 8020 8021 8022

[Credit Agreement] 55802528_20 ARXAN RESEARCH, INC.8023 By:8024 Name: Gerald M. Haines II8025 Title: Executive Vice President, Chief8026 Financial Officer, Treasurer, and8027 Secretary8028

[Credit Agreement] 55802528_20 Administrative Agent8029 8030 8031 BANK OF AMERICA, N.A.,8032 as Administrative Agent and Collateral Agent8033 8034 8035 By: ___________________________________8036 Name:8037 Title:8038 8039 8040 8041

[Credit Agreement] 55802528_20 BANK OF AMERICA, N.A.,8042 as L/C Issuer and Swingline Lender8043 8044 8045 By: ___________________________________8046 Name:8047 Title:8048

Lenders

[LENDERS],

By: ___________________________________
Name:
Title

[Credit Agreement]

55802528_20